Document and Entity Information (USD $)	12 Months Ended
	Dec. 31, 2010	Jan. 31, 2011	Jun. 30, 2010
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2010
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Trading Symbol	BK
Entity Registrant Name	Bank of New York Mellon CORP
Entity Central Index Key	0001390777
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding		1,241,829,226
Entity Common Stock, Shares Held by Nonaffiliates			1,209,157,971
Entity Public Float			$ 29,854,110,304

Consolidated Income Statement (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Securities servicing fees:
Foreign exchange and other trading revenue	$ 886		$ 1,036		$ 1,462
Net securities gains (losses)	27		(5,369)		(1,628)
Total fee and other revenue	10,891	[1]	4,739		10,714
Net interest revenue
Interest revenue	3,533		3,507		5,524
Interest expense	608		592		2,665
Net interest revenue	2,925		2,915		2,859
Provision for credit losses	11		332		104
Net interest revenue after provision for credit losses	2,914		2,583		2,755
Noninterest expense
Staff	5,215		4,700		5,189
Professional, legal and other purchased services	1,099		1,017		1,021
Net occupancy	588		564		570
Software	410		367		331
Distribution and servicing	377		393		517
Furniture and equipment	315		309		323
Business development	271		214		278
Sub-custodian	247		203		255
Other	1,060		954		1,902
Subtotal	9,582		8,721		10,386
Amortization of intangible assets	421		426		473
Restructuring charges	28		150		181
Merger and integration expenses	139		233		483
Total noninterest expense	10,170		9,530		11,523
Income
Income (loss) from continuing operations before income taxes	3,694	[2]	(2,208)	[2]	1,946
Provision (benefit) for income taxes	1,047		(1,395)		491
Net income (loss) from continuing operations	2,647	[2]	(813)	[2]	1,455
Discontinued operations:
Income (loss) from discontinued operations	(110)		(421)		28
Provision (benefit) for income taxes	(44)		(151)		14
Net income (loss) from discontinued operations	(66)		(270)		14
Extraordinary (loss) on consolidation of commercial paper conduit, net of tax					(26)
Net income (loss)	2,581		(1,083)		1,443
Net (income) loss attributable to noncontrolling interests	(63)		(1)		(24)
Redemption charge and preferred dividends			(283)		(33)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation	2,518		(1,367)		1,386
Basic:
Net income (loss) from continuing operations	$ 2.11	[3]	$ (0.93)	[3]	$ 1.21	[3]
Net income (loss) from discontinued operations	$ (0.05)	[3]	$ (0.23)	[3]	$ 0.01	[3]
Extraordinary (loss), net of tax					$ (0.02)	[3]
Net income (loss) applicable to common stock	$ 2.06	[3]	$ (1.16)	[3]	$ 1.2	[3]
Diluted:
Net income (loss) from continuing operations	$ 2.11	[3]	$ (0.93)	[3]	$ 1.21	[3]
Net income (loss) from discontinued operations	$ (0.05)	[3]	$ (0.23)	[3]	$ 0.01	[3]
Extraordinary (loss), net of tax					$ (0.02)	[3]
Net income (loss) applicable to common stock	$ 2.05	[3],[4]	$ (1.16)	[3]	$ 1.2	[3]
Average common shares and equivalents outstanding of The Bank of New York Mellon Corporation (in thousands)
Basic	1,212,630		1,178,907		1,142,239
Common stock equivalents	9,508				10,383
Participating securities	(5,924)				(4,264)
Diluted	1,216,214		1,178,907	[5]	1,148,358
Anti-dilutive securities	87,058	[6]	98,112	[6]	83,763	[6]
Reconciliation of net income (loss) from continuing operations applicable to the common shareholders of The Bank of New York Mellon Corporation (in millions)
Net income (loss) from continuing operations	2,647	[2]	(813)	[2]	1,455
Net (income) loss attributable to noncontrolling interests	(63)		(1)		(24)
Redemption charge and preferred dividends			(283)		(33)
Net income (loss) from continuing operations applicable to common shareholders of The Bank of New York Mellon Corporation	2,584		(1,097)		1,398
Net income (loss) from discontinued operations	(66)		(270)		14
Extraordinary (loss), net of tax					(26)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation	2,518		(1,367)		1,386
Operations
Securities servicing fees:
Asset servicing	3,089		2,573		3,370
Issuer services	1,460		1,463		1,685
Clearing services	1,005		962		1,065
Total securities servicing fees	5,554		4,998		6,120
Asset and wealth management fees	2,868		2,677		3,218
Foreign exchange and other trading revenue	886		1,036		1,462
Treasury services	517		519		514
Distribution and servicing	210		326		421
Financing-related fees	195		215		186
Investment income	308		226		207
Other	159		111		214
Total fee revenue	10,697		10,108		12,342
Net securities gains (losses), including other-than-temporary impairment	(43)		(5,552)		(1,628)
Noncredit-related (losses) on securities not expected to be sold (recognized in OCI)	(70)		(183)
Net securities gains (losses)	27		(5,369)		(1,628)
Total fee and other revenue	10,724		4,739		10,714
Asset Management Funds
Securities servicing fees:
Investment income	663
Interest of asset management fund note holders	437
Income of consolidated asset management funds	226
Discontinued operations:
Net (income) loss attributable to noncontrolling interests	59
Reconciliation of net income (loss) from continuing operations applicable to the common shareholders of The Bank of New York Mellon Corporation (in millions)
Net (income) loss attributable to noncontrolling interests	$ 59

[1]	Total fee and other revenue and income before taxes for 2010 includes income from consolidated asset management funds of $226 million net of income attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.
[2]	Presented on a continuing operations basis.
[3]	Basic and diluted earnings per share under the two-class method were calculated after deducting earnings allocated to participating securities of $23 million in 2010, $- million in 2009 and $10 million in 2008.
[4]	Does not foot due to rounding.
[5]	Diluted earnings per share for the year ended Dec. 31, 2009, was calculated using average basic shares. Adding back the dilutive shares would be anti-dilutive.
[6]	Represents stock options, restricted stock, restricted stock units, participating securities and warrants outstanding but not included in the computation of diluted average common shares because their effect would be anti-dilutive.

Consolidated Income Statement (Parenthetical) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2008
Net (income) loss attributable to noncontrolling interests	$ 63	$ 24
Earnings allocated to participating securities	23	10
Asset Management Funds
Net (income) loss attributable to noncontrolling interests	$ (59)

Consolidated Balance Sheet (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Securities:
Loans	$ 37,808		$ 36,689
Allowance for loan losses	(498)		(503)
Goodwill	18,042		16,249
Intangible assets	5,696		5,588
Other assets	18,790		16,737
Assets of discontinued operations	278		2,242
Total assets	247,259		212,224
Deposits:
Long-term debt (Dec. 31, 2010 includes $269 at fair value)	16,517		17,234
Liabilities of discontinued operations			1,608
Total liabilities	214,102		183,221
Temporary equity:
Redeemable noncontrolling interests	92
Permanent equity:
Common stock - par value $0.01 per common share; authorized 3,500,000,000 common shares; issued 1,244,608,989 and 1,208,861,641 common shares	12		12
Additional paid-in capital	22,885		21,917
Retained earnings	10,898		8,912
Accumulated other comprehensive loss, net of tax	(1,355)		(1,835)
Less: Treasury stock of 3,078,794 and 1,026,927 common shares, at cost	(86)		(29)
Total The Bank of New York Mellon Corporation shareholders' equity	32,354		28,977
Total permanent equity	33,065	[1]	29,003	[1],[2]
Total liabilities, temporary equity and permanent equity	247,259		212,224
Operations
Cash and due from:
Banks	3,675		3,732
Interest-bearing deposits with the Federal Reserve and other central banks	18,549		7,362
Interest-bearing deposits with banks	50,200		56,302
Federal funds sold and securities purchased under resale agreements	5,169		3,535
Securities:
Held-to-maturity (fair value of $3,657 and $4,240)	3,655		4,417
Available-for-sale (Dec. 31, 2010 includes $483 previously securitized)	62,652		51,632
Total securities	66,307		56,049
Trading assets	6,276		6,001
Loans	37,808		36,689
Allowance for loan losses	(498)		(503)
Net loans	37,310		36,186
Premises and equipment	1,693		1,602
Accrued interest receivable	508		639
Goodwill	18,042		16,249
Intangible assets	5,696		5,588
Other assets	18,790		16,737
Assets of discontinued operations	278		2,242
Total assets	232,493		212,224
Deposits:
Noninterest-bearing (principally domestic offices)	38,703		33,477
Interest-bearing deposits in domestic offices	37,937		32,944
Interest-bearing deposits in foreign offices	68,699		68,629
Total deposits	145,339		135,050
Federal funds purchased and securities sold under repurchase agreements	5,602		3,348
Trading liabilities	6,911		6,396
Payables to customers and broker-dealers	9,962		10,721
Commercial paper	10		12
Other borrowed funds	2,858		477
Accrued taxes and other expenses	6,164		4,484
Other liabilities	7,176		3,891
Long-term debt (Dec. 31, 2010 includes $269 at fair value)	16,517		17,234
Liabilities of discontinued operations			1,608
Total liabilities	200,539		183,221
Permanent equity:
Non-redeemable noncontrolling interests	12		26
Asset Management Funds
Securities:
Trading assets	14,121
Other assets	645
Total assets	14,766
Deposits:
Trading liabilities	13,561
Other liabilities	2
Total liabilities	13,563
Permanent equity:
Non-redeemable noncontrolling interests	$ 699

[1]	Includes total The Bank of New York Mellon common shareholders' equity of $28,977 million at Dec. 31, 2009, and $32,354 million at Dec. 31, 2010.
[2]	Includes total common shareholders' equity of $25,264 million at Dec. 31, 2008, and $28,977 million at Dec. 31, 2009.

Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data	Dec. 31, 2010	Dec. 31, 2009
Other liabilities, allowance for lending related commitments	$ 73	$ 125
Common stock, par value	$ 0.01	$ 0.01
Common stock, authorized	3,500,000,000	3,500,000,000
Common stock, issued	1,244,608,989	1,208,861,641
Treasury stock, common shares	3,078,794	1,026,927
Operations
Held-to-maturity, fair value	3,657	4,240
Available-for-sale, previously securitized	483
Other assets, fair value	1,075	863
Other liabilities, allowance for lending related commitments	73	125
Other liabilities, fair value	590	610
Long-term debt, fair value	$ 269

Consolidated Statement of Cash Flows (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net income (loss)	$ 2,581	$ (1,083)	$ 1,443
Net (income) loss attributable to noncontrolling interests	(63)	(1)	(24)
Net income (loss) from discontinued operations	(66)	(270)	14
Extraordinary (loss) on consolidation of commercial paper conduits, net of tax			(26)
Net income (loss) from continuing operations attributable to The Bank of New York Mellon Corporation	2,584	(814)	1,431
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Provision for credit losses	11	332	104
Depreciation and amortization	629	711	878
Deferred income tax (benefit) expense	1,199	(1,970)	(1,257)
Net securities (gains) losses and venture capital income	(57)	5,387	1,659
Change in trading activities	(155)	(636)	(368)
Pension plan contribution	(46)	(394)	(80)
Change in accruals and other, net	(115)	1,192	513
Net effect of discontinued operations		(27)	34
Net cash provided by (used for) operating activities	4,050	3,781	2,914
Investing activities
Change in interest-bearing deposits with banks	7,073	(9,635)	(13,973)
Change in interest-bearing deposits with the Federal Reserve and other central banks	(11,187)	45,908	(53,270)
Change in margin loans	(2,153)	(680)	1,233
Purchases of securities held-to-maturity	(19)	(114)
Paydowns of securities held-to-maturity	255	643	267
Maturities of securities held-to-maturity	316	280	238
Purchases of securities available-for-sale	(23,585)	(28,665)	(11,561)
Sales of securities available-for-sale	5,981	3,975	114
Paydowns of securities available-for-sale	7,944	6,361	4,950
Maturities of securities available-for-sale	2,666	2,001	5,468
Net principal received from loans to customers	2,463	4,948	4,660
Sales of loans and other real estate	511	851	334
Change in federal funds sold and securities purchased under resale agreements	(1,634)	(1,545)	6,095
Change in seed capital investments	(160)	(8)	56
Purchases of premises and equipment/capitalized software	(230)	(318)	(303)
Acquisitions, net cash	(2,793)	(364)	(511)
Dispositions, net cash	133		310
Proceeds from the sale of premises and equipment	14	6	41
Other, net	(591)	(987)	(171)
Net effect of discontinued operations	59	431	48
Net cash (used for) provided by investing activities	(14,937)	23,088	(55,975)
Financing activities
Change in deposits	8,527	(24,774)	48,780
Change in federal funds purchased and securities sold under repurchase agreements	2,058	2,602	(660)
Change in payables to customers and broker-dealers	(762)	1,447	1,696
Change in other funds borrowed	1,988	(5,717)	5,596
Change in commercial paper	(2)	(126)	(3,941)
Net proceeds from the issuance of long-term debt	1,347	3,350	2,647
Repayments of long-term debt	(2,614)	(1,882)	(4,082)
Proceeds from the exercise of stock options	31	16	182
Issuance of common stock	697	1,371	40
Tax benefit realized on share-based payment awards	1	4	14
Treasury stock acquired	(41)	(28)	(308)
Common cash dividends paid	(440)	(599)	(1,107)
Series B preferred stock (repurchased) issued		(3,000)	2,779
Common stock warrant (repurchased) issued		(136)	221
Preferred dividends paid		(73)	(22)
Net effect of discontinued operations		(428)	(82)
Net cash provided by (used for) financing activities	10,790	(27,973)	51,753
Effect of exchange rate changes on cash	40	(53)	(438)
Change in cash and due from banks
Change in cash and due from banks	(57)	(1,157)	(1,746)
Cash and due from banks at beginning of period	3,732	4,889	6,635
Cash and due from banks at end of period	3,675	3,732	4,889
Supplemental disclosures
Interest paid	591	682	2,682
Income taxes paid	699	2,392	2,455
Income taxes refunded	$ 197	$ 664	$ 65

Consolidated Statement of Changes in Equity (USD $) In Millions	Common Stock	Additional paid-in capital	Retained earnings		Retained earnings ASC 810	Retained earnings ASC 825	Retained earnings ASC 320	Retained earnings ASC 715 and ASC 825	Accumulated other comprehensive income (loss), net of tax		Accumulated other comprehensive income (loss), net of tax ASC 810	Accumulated other comprehensive income (loss), net of tax ASC 320	Treasury stock	Non- redeemable non- controlling interest	Non- redeemable non- controlling interest of consolidated asset management funds	Redeemable non- controlling interests/ temporary equity	Preferred stock	ASC 810	ASC 825	ASC 715 and ASC 825	Total
Beginning Balance at Dec. 31, 2007	$ 11	$ 19,990	$ 9,990						$ (549)				$ (39)	$ 182							$ 29,585	[1]
Adjusted balance	11	19,990	9,933						(549)				(39)	182							29,528
Purchase of subsidiary shares from noncontrolling interests														(148)							(148)
Distributions paid to noncontrolling interest														(7)							(7)
Comprehensive income:
Net income			1,419											24							1,443
Other comprehensive income, net of tax									(5,824)					(12)							(5,836)
Reclassification adjustment									972												972
Total comprehensive income			1,419						(4,852)					12							(3,421)	[2]
Dividends on common stock at $0.36 in 2010, $0.51 in 2009 and $0.96 in 2008 per share			(1,107)																		(1,107)
Dividends on preferred stock at $24.58 in 2009 and $8.75 in 2008 per share			(26)																		(26)
Repurchase of common stock													(308)								(308)
Common stock issued under employee benefit plans		12	(3)										58								67
Common stock issued under direct stock purchase and dividend reinvestment plan			(1)										31								30
Series B preferred stock issued																	2,779				2,779
Amortization of preferred stock discount and redemption charge			(7)														7
Stock awards and options exercised		200											249								449
Warrant issued in connection with TARP		221																			221
Other		9	17										6								32
Adjustment for the cumulative effect of applying new accounting principle, net of taxes								(57)												(57)
Ending Balance at Dec. 31, 2008	11	20,432	10,225						(5,401)				(3)	39			2,786				28,089	[1],[3]
Adjusted balance	11	20,432	10,901						(6,077)				(3)	39			2,786				28,089
Purchase of subsidiary shares from noncontrolling interests		(74)												(11)							(85)
Distributions paid to noncontrolling interest														(7)							(7)
Comprehensive income:
Net income			(1,084)											1							(1,083)
Other comprehensive income, net of tax									926					4							930
Reclassification adjustment									3,316												3,316	[4]
Total comprehensive income			(1,084)						4,242					5							3,163	[5]
Dividends on common stock at $0.36 in 2010, $0.51 in 2009 and $0.96 in 2008 per share			(599)																		(599)
Dividends on preferred stock at $24.58 in 2009 and $8.75 in 2008 per share			(69)																		(69)
Repurchase of common stock													(28)								(28)
Repurchase of series B preferred stock																	(3,000)				(3,000)
Repurchase of common stock warrant		(136)																			(136)
Common stock issued in public offering	1	1,346																			1,347
Common stock issued in connection with acquisitions and investments		85																			85
Common stock issued under employee benefit plans		49											2								51
Common stock issued under direct stock purchase and dividend reinvestment plan		19																			19
Amortization of preferred stock discount and redemption charge			(214)														214
Stock awards and options exercised		197																			197
Other		(1)	(23)																		(24)
Adjustment for the cumulative effect of applying new accounting principle, net of taxes							676		(676)			(676)
Ending Balance at Dec. 31, 2009	12	21,917	8,912						(1,835)				(29)	26							29,003	[3],[6]
Adjusted balance	12	21,917	8,891						(1,811)				(29)	26							29,006
Shares issued to shareholders of noncontrolling interests																44
Redemption of subsidiary shares from noncontrolling interests		(18)														(6)					(18)
Distributions paid to noncontrolling interest														(4)							(4)
Other net changes in noncontrolling interests		15	(55)											(10)	(89)	50					(139)
Consolidation of asset management funds															785						785
Deconsolidation of asset management funds															(12)						(12)
Comprehensive income:
Net income			2,518												59	4					2,577
Other comprehensive income, net of tax									461						(44)						417
Reclassification adjustment			(14)	[7]					(5)	[7]											(19)	[7]
Total comprehensive income			2,504						456						15	4					2,975	[8]
Dividends on common stock at $0.36 in 2010, $0.51 in 2009 and $0.96 in 2008 per share			(441)																		(441)
Repurchase of common stock													(41)								(41)
Common stock issued under stock forward contract		676																			676
Common stock issued under employee benefit plans		34											1								35
Common stock issued under direct stock purchase and dividend reinvestment plan		16																			16
Stock awards and options exercised		245	(1)										(17)								227
Adjustment for the cumulative effect of applying new accounting principle, net of taxes					52	(73)			24		24							76	(73)
Ending Balance at Dec. 31, 2010	$ 12	$ 22,885	$ 10,898						$ (1,355)				$ (86)	$ 12	$ 699	$ 92					$ 33,065	[6]

[1]	Includes total common shareholders' equity of $29,403 million at Dec. 31, 2007 and $25,264 million at Dec. 31, 2008.
[2]	Comprehensive loss attributable to The Bank of New York Mellon Corporation shareholders totaled $3,433 million for the year ended Dec. 31, 2008.
[3]	Includes total common shareholders' equity of $25,264 million at Dec. 31, 2008, and $28,977 million at Dec. 31, 2009.
[4]	Includes $3,348 million (after tax) related to OTTI that was reclassified to net securities gains (losses) on the income statement.
[5]	Comprehensive income attributable to The Bank of New York Mellon Corporation shareholders totaled $3,158 million for the year ended Dec. 31, 2009.
[6]	Includes total The Bank of New York Mellon common shareholders' equity of $28,977 million at Dec. 31, 2009, and $32,354 million at Dec. 31, 2010.
[7]	Includes $(15) million (after tax) related to OTTI, and a $14 million reclassification to retained earnings from other comprehensive income.
[8]	Comprehensive income attributable to The Bank of New York Mellon Corporation shareholders totaled $2,960 million for the year ended Dec. 31, 2010.

Consolidated Statement of Changes in Equity (Parenthetical) (USD $) In Millions, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Dividends on common stock, per share	$ 0.36	$ 0.51	$ 0.96
Dividends on preferred stock, per share		$ 24.58	$ 8.75
Total common shareholders' equity	$ 32,354	$ 28,977	$ 25,264	$ 29,403
Reclassification adjustment, OTTI reclassified to net securities gains (losses) on the income statement	(15)	3,348
Reclassification adjustment/other, to retained earnings from other comprehensive income	14
Total comprehensive income, comprehensive income attributable to The Bank of New York Mellon Corporation shareholders	2,960	3,158	(3,433)
ASC 320
Adjustment for the cumulative effect of applying new accounting principle, taxes		470
ASC 715 and ASC 825
Adjustment for the cumulative effect of applying new accounting principle, taxes			$ 24

Summary of significant accounting and reporting policies	12 Months Ended
Dec. 31, 2010
Summary of significant accounting and reporting policies

Note 1—Summary of significant accounting and reporting policies

Basis of Presentation

The accounting and financial reporting policies of BNY Mellon, a global financial services company, conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing industry practices. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates based on assumptions about future economic and market conditions which affect reported amounts and related disclosures in our financial statements. Amounts subject to estimates are items such as the allowance for loan losses and lending-related commitments, goodwill and intangible assets, pension accounting, the fair value of financial instruments and other-than-temporary impairments. Actual results could differ from these estimates.

In the opinion of management, all adjustments necessary for a fair presentation of financial position, results of operations and cash flows for the annual periods have been made. Certain other immaterial reclassifications have been made to prior years to place them on a basis comparable with current period presentation.

The consolidated financial statements include the accounts of BNY Mellon and its subsidiaries. Equity investments of less than a majority but at least 20% ownership are accounted for by the equity method and classified as other assets. Earnings on these investments are reflected in fee and other revenue as securities servicing fees or investment income, as appropriate, in the period earned. Our most significant equity method investments are:

Equity method investments at Dec. 31, 2010
(dollars in millions)	Percent Ownership	Book Value
CIBC Mellon	50.0%	$588
Wing Hang	20.3%	$347
Siguler Guff	20.0%	$257
ConvergEx	33.2%	$152
West LB Joint Venture	50.0%	$122

The income statement and balance sheet include results of acquired businesses accounted for under the acquisition method of accounting pursuant to ASC 805—Business Combinations and equity investments from the dates of acquisition. For acquisitions prior to Jan. 1, 2009, we recorded any contingent purchase payments when the amounts were resolved and became payable. For acquisitions occurring after Dec. 31, 2008, contingent purchase consideration was measured at its fair value and recorded on the purchase date.

The Parent financial statements in Note 21 of the Notes to Consolidated Financial Statements include the accounts of the Parent; those of a wholly owned financing subsidiary that functions as a financing entity for BNY Mellon and its subsidiaries by issuing commercial paper and other debt guaranteed by BNY Mellon; and MIPA, LLC, a single member company, created to hold and administer corporate owned life insurance. Financial data for the Parent, the financing subsidiary and the single member company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.

Variable interest entities

We consider the underlying facts and circumstances of individual transactions when assessing whether or not an entity is a potential variable interest entity (“VIE”). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest. BNY Mellon applies ASC 810 to its mutual funds, hedge funds, private equity funds, collective investment funds and real estate investment trusts, which were determined to be VIEs. Generally, the company is deemed to be the primary beneficiary and thus required to consolidate a VIE, if BNY Mellon has a variable interest (or combination of variable interests) that, based on a quantitative analysis, will absorb a majority of the VIE’s expected losses, that will receive a majority of the VIE’s expected residual returns, or both. A “variable interest” is a contractual, ownership or other interest that changes with changes in the fair value of the VIE’s net assets. “Expected losses” and “expected residual returns” are measures of variability in the expected cash flows of a VIE.

BNY Mellon’s other VIEs are evaluated under the guidance included in ASU 2009-17. These other VIEs, include securitization trusts, which are no longer considered QSPEs, and CLOs, in which BNY Mellon serves as the investment manager. In addition, we provide trust and custody services for a fee to entities sponsored by other corporations in which we have no other interest. The company must determine whether or not its variable interests in these VIEs based on qualitative analysis provide BNY Mellon with a controlling financial interest in the VIE. The analysis includes an assessment of the characteristics of the VIE. The Company is considered to have a controlling financial interest in the VIE, which would require consolidation of the VIE, if it has the following characteristics: (1) the power to direct the activities that most significantly impact the VIE’s economic performance; and (2) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Nature of operations

BNY Mellon is a global leader in providing a broad range of financial products and services in domestic and international markets. Through our seven businesses (Asset Management, Wealth Management, Asset Servicing, Issuer Services, Clearing Services, Treasury Services and Other), we serve the following major classes of customers—institutions, corporations, and high net worth individuals. For institutions and corporations, we provide the following services:

·	investment management;
·	trust and custody;
·	foreign exchange;
·	securities lending;
·	depositary receipts;
·	corporate trust;
·	shareowner services;
·	global payment/cash management; and
·	banking services.

For individuals, we provide mutual funds, separate accounts, wealth management and private banking services. BNY Mellon’s asset management businesses provide investment products in many asset classes and investment styles on a global basis.

Trading account securities, available-for-sale securities, and held-to-maturity securities

Securities are accounted for under ASC 320 Investments—Debt and Equity Securities. Securities are generally classified in the trading, available-for-sale investment or the held-to-maturity investment securities portfolios when they are purchased. Securities are classified as trading securities when our intention is to resell. Securities are classified as available-for-sale securities when we intend to hold the securities for an indefinite period of time or when the securities may be used for tactical asset/liability purposes and may be sold from time to time to effectively manage interest rate exposure, prepayment risk and liquidity needs. Securities are classified as held-to-maturity securities when we intend to hold them until maturity. Seed capital investments are classified as other assets, trading securities or available-for-sale securities, depending on the nature of the investment and management’s intent.

Trading securities are stated at fair value. Trading revenue includes both realized and unrealized gains and losses. The liability incurred on short-sale transactions, representing the obligation to deliver securities, is included in trading liabilities at fair value.

Available-for-sale securities are stated at fair value. The difference between fair value and amortized cost representing unrealized gains or losses on assets classified as available-for-sale, are recorded net of tax as an addition to or deduction from other comprehensive income (“OCI”), unless a security is deemed to have an other-than-temporary impairment (“OTTI”). Gains and losses on sales of available-for-sale securities are reported in the income statement. The cost of debt and equity securities sold is determined on a specific identification and average cost method, respectively. Unrealized gains and losses on seed capital investments classified as other assets are recorded in investment income. Held-to-maturity securities are stated at cost.

Income on securities purchased is adjusted for amortization of premium and accretion of discount on a level yield basis, unless a security is other-than-temporarily impaired.

Effective 2009, the Company adopted FAS 115-2 and FAS 124-2 “Recognition and Presentation of Other-Than-Temporary Impairments” (included in ASC 320), which changed the accounting and disclosure for OTTI. Under this new guidance, only the credit component of an OTTI of a debt security is recognized in earnings and the noncredit component is recognized in OCI when we do not intend to sell the security and it is more likely than not that BNY Mellon will not be required to sell the security prior to recovery.

For held-to-maturity debt securities, the amount of OTTI recorded in OCI for the non-credit portion of a previous OTTI is amortized prospectively, as an increase to the carrying amount of the security, over the remaining life of the security on the basis of the timing of future estimated cash flows of the securities. In order not to be required to recognize the non-credit component of an OTTI in earnings, management is required to assert that it does not have the intent to sell the security and that it is more likely than not it will not have to sell the security before recovery of its cost basis.

If we intend to sell the security or it is more likely than not that BNY Mellon will be required to sell the security prior to recovery, the non-credit component of OTTI is recognized in earnings and subsequently accreted to interest income on an effective yield basis over the life of the security.

ASC 325 Investments—Other provides additional specific guidance for unrated investments which are beneficial interests in securitized financial assets. BNY Mellon decides whether a security is within the scope of ASC 325 upon its acquisition and does not alter this decision if the security is subsequently downgraded. Under ASC 325, the excess of future estimated cash flows over the initial carrying amount of the investment is accreted to interest income over the life of the investment using the effective yield method.

We routinely conduct periodic reviews to identify and evaluate each investment security to determine whether OTTI has occurred. We examine various factors when determining whether an impairment, representing the fair value of a security being below its amortized cost, is other than temporary. The following are examples of factors that BNY Mellon considers:

·	The length of time and the extent to which the fair value has been less than the amortized cost basis;
·	Whether management has an intent to sell the security;
·	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular investment;
·	Whether the decline in fair value is attributable to specific conditions, such as conditions in an industry or in a geographic area;
·	Whether a debt security has been downgraded by a rating agency;
·	Whether a debt security exhibits cash flow deterioration; and
·

For each non-agency RMBS, we compare the remaining credit enhancement that protects the individual security from losses against the projected losses of principal and/or interest expected to come from the underlying mortgage collateral, to determine whether such credit losses might directly impact the relevant security.

The accounting policies for the determination of the fair value of financial instruments and OTTI have been identified as “critical accounting estimates” as they require us to make numerous assumptions based on available market data. See Note 5 of the Notes to Consolidated Financial Statements for these disclosures.

Loans and leases

Loans are reported net of any unearned discount. Loan origination and upfront commitment fees, as well as certain direct loan origination and commitment costs, are deferred and amortized as a yield adjustment over the lives of the related loans. Deferred fees and costs are netted against outstanding loan balances. Loans held for sale are carried at the lower of aggregate cost or fair value.

Unearned revenue on direct financing leases is accreted over the lives of the leases in decreasing amounts to provide a constant rate of return on the net investment in the leases. Revenue on leveraged leases is recognized on a basis to achieve a constant yield on the outstanding investment in the lease, net of the related deferred tax liability, in the years in which the net investment is positive. Gains and losses on residual values of leased equipment sold are included in investment income. Considering the nature of these leases and the number of significant assumptions, there is risk associated with the income recognition on these leases should any of the assumptions change materially in future periods.

Nonperforming assets

Commercial loans are placed on nonaccrual status when principal or interest is past due 90 days or more, or when there is reasonable doubt that interest or principal will be collected.

When a first lien residential mortgage loan reaches 90 days delinquent, it is subject to an impairment test and may be placed on nonaccrual status. At 180 days delinquent, the loan is subject to further impairment testing. The loan will remain on accrual status if the realizable value of the collateral exceeds the unpaid principal balance plus accrued interest. If the loan is impaired, a charge-off is taken and the loan is placed on nonaccrual status. At 270 days delinquent, all first lien mortgages are placed on nonaccrual status. Second lien mortgages are automatically placed on nonaccrual status when they reach 90 days delinquent. When a loan is placed on nonaccrual status, previously accrued and uncollected interest is reversed against current period interest revenue. Interest receipts on nonaccrual and impaired loans are recognized as interest revenue or are applied to principal when we believe the ultimate collectability of principal is in doubt. Nonaccrual loans generally are restored to an accrual basis when principal and interest become current.

A loan is considered to be impaired, as defined by ASC 310—Accounting by Creditors for Impairment of a Loan, when it is probable that we will be unable to collect all principal and interest amounts due according to the contractual terms of the loan agreement. An impairment allowance is measured on loans greater than  $1 million and which meet the definition of an impaired loan per ASC 310.

Impaired loans greater than  $1 million are required to be measured based upon the loan’s market price, the present value of expected future cash flows, discounted at the loan’s initial effective interest rate, or at fair value of the collateral if the loan is collateral dependent. If the loan valuation is less than the recorded value of the loan, an impairment allowance is established by either an allocation of the allowance for credit losses or by a provision for credit losses. Impairment allowances are not needed when the recorded investment in an impaired loan is less than the loan valuation.

Allowance for loan losses and allowance for lending related commitments

The allowance for loans losses, shown as a valuation allowance to loans, and the allowance for lending related commitments are referred to as BNY Mellon’s allowance for credit exposure. The accounting policy for the determination of the adequacy of the allowances has been identified as a “critical accounting estimate” as it requires us to make numerous complex and subjective estimates and assumptions relating to amounts which are inherently uncertain.

The allowance for loans losses is maintained to absorb losses inherent in the loan portfolio as of the balance sheet date based on our judgment. The allowance determination methodology is designed to provide procedural discipline in assessing the appropriateness of the allowance. Credit losses are charged against the allowance. Recoveries are added to the allowance.

The methodology for determining the allowance for lending related commitments considers the same factors as the allowance for loan losses, as well as an estimate of the probability of drawdown. In 2010, we expanded the description of the elements of the allowance for loan losses and lending related commitments from three to four. This change did not impact the methodology used to calculate the allowance or provision for credit losses.

The four elements of the allowance for loan losses and the allowance for lending related commitments are:

·	an allowance for impaired credits (nonaccrual loans over $1 million);
·	an allowance for higher risk-rated credits and pass-rated credits;
·	an allowance for residential mortgage loans (previously included in element 2); and
·	an unallocated allowance based on general economic conditions and risk factors in our individual markets.

Our lending is primarily to institutional customers. As a result, our loans are generally larger than  $1 million. Therefore, the first element, impaired credits, is based on individual analysis of all nonperforming loans over  $1 million. The allowance is measured by the difference between the recorded value of impaired loans and their impaired value. Impaired value is either the present value of the expected future cash flows from the borrower, the market value of the loan, or the fair value of the collateral.

The second element, higher risk-rated credits and pass-rated credits, is based on our expected loss model. All borrowers are assigned to pools based on their credit ratings. The expected loss for each loan in a pool incorporates the borrower’s credit rating, loss given default rating and maturity. The loss given default incorporates a recovery expectation. The borrower’s probability of default is derived from the associated credit rating. Borrower ratings are reviewed at least annually and are periodically mapped to third party databases, including rating agency and default and recovery databases, to ensure ongoing consistency and validity. Higher risk-rated credits are reviewed quarterly. Commercial loans over  $1 million are individually analyzed before being assigned a credit rating. We also apply this technique to our lease financing and wealth management portfolios.

The third element, the allowance for residential mortgage loans is determined by segregating six mortgage pools into delinquency periods ranging from current through foreclosure. Each of these delinquency periods is assigned a probability of default. A specific loss given default based on a combination of external loss data from third party databases and internal loss history is assigned for each mortgage pool. For each pool, the expected loss is calculated using the above factors. The resulting expected loss factor is applied against the loan balance to determine the reserve held for each pool.

The fourth element, the unallocated allowance, is based on management’s judgment regarding the following factors:

·	Economic conditions including duration of the current cycle;
·	Collateral values;
·	Specific credits and industry conditions;
·	Results of bank regulatory and internal credit exams;
·	Geopolitical issues and their impact on the economy; and
·	Volatility and model risk.

The allocation of allowance for credit losses is inherently judgmental, and the entire allowance for credit losses is available to absorb credit losses regardless of the nature of the loss.

Premises and equipment

Premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using the straight-line method over the estimated useful life of the owned asset and, for leasehold improvements, over the lesser of the remaining term of the leased facility or the estimated economic life of the improvement. For owned and capitalized assets, estimated useful lives range from 2 to 40 years. Maintenance and repairs are charged to expense as incurred, while major improvements are capitalized and amortized to operating expense over their identified useful lives.

Software

BNY Mellon capitalizes costs relating to acquired software and internal-use software development projects that provide new or significantly improved functionality. We capitalize projects that are expected to result in longer-term operational benefits, such as replacement systems or new applications that result in significantly increased operational efficiencies or functionality. All other costs incurred in connection with an internal-use software project are expensed as incurred. Capitalized software is recorded in other assets.

Identified intangible assets and goodwill

Identified intangible assets with estimable lives are amortized in a pattern consistent with the assets’ identifiable cash flows or using a straight-line method over their remaining estimated benefit periods if the pattern of cash flows is not estimable. Intangible assets with estimable lives are reviewed for possible impairment when events or changed circumstances may affect the underlying basis of the asset. Goodwill and intangibles with indefinite lives are not amortized, but are assessed at least annually for impairment. The accounting policy for valuing and impairment testing of identified intangible assets and goodwill has been identified as a “critical accounting estimate” as it requires us to make numerous complex and subjective estimates. See Note 7 of the Notes to Consolidated Financial Statements for additional disclosures related to goodwill and intangible assets.

Noncontrolling Interests

Noncontrolling interests included in permanent equity are adjusted for the income or (loss) attributable to the noncontrolling interest holders and any distributions to those shareholders. Redeemable noncontrolling interests are reported as temporary equity. In accordance with ASC 480, Distinguishing Liabilities from Equity, BNY Mellon recognizes changes in the redemption value of the redeemable noncontrolling interests as they occur and adjusts the carrying value to be equal to the redemption value.

Fee revenue

We record security servicing fees, asset and wealth management fees, foreign exchange and other trading revenue, treasury services, financing-related fees, distribution and servicing, and other revenue when the services are provided and earned based on contractual terms, when amounts are determined and collectibility is reasonably assured.

Additionally, we recognize revenue from non-refundable, up-front implementation fees under outsourcing contracts using a straight-line method, commencing in the period the ongoing services are performed through the expected term of the contractual relationship. Incremental direct set-up costs of implementation, up to the related implementation fee or minimum fee revenue amount, are deferred and amortized over the same period that the related implementation fees are recognized. If a client terminates an outsourcing contract prematurely, the unamortized deferred incremental direct set-up costs and the unamortized deferred up-front implementation fees related to that contract are recognized in the period the contract is terminated.

Performance fees are recognized in the period in which the performance fees are earned and become determinable. Performance fees are generally calculated as a percentage of the applicable portfolio’s performance in excess of a benchmark index or a peer group’s performance. When a portfolio underperforms its benchmark or fails to generate positive performance, subsequent years’ performance must generally exceed this shortfall prior to fees being earned. Amounts billable in subsequent years and which are subject to a clawback if performance thresholds in those years are not met are not recognized since the fees are potentially uncollectible. These fees are recognized when it is determined that they will be collected. When a multi-year performance contract provides that fees earned are billed ratably over the performance period, only the portion of the fees earned that are non-refundable are recognized.

Net interest revenue

Revenue on interest-earning assets and expense on interest-bearing liabilities is recognized based on the effective yield of the related financial instrument.

Foreign currency translation

Assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the rate of exchange on the balance sheet date. Transaction gains and losses are included in the income statement. Translation gains and losses on investments in foreign entities with functional currencies that are not the U.S. dollar are recorded as foreign currency translation adjustments in other comprehensive results. Revenue and expense accounts are translated monthly at an average monthly exchange rate.

Pension

The measurement date for BNY Mellon’s pension plans is Dec. 31. Plan assets are determined based on fair value generally representing observable market prices. The projected benefit obligation is determined based on the present value of projected benefit distributions at an assumed discount rate. The discount rate utilized is based on the yield of high-quality corporate bonds available in the marketplace. The net periodic pension expense or credit includes service costs, interest costs based on an assumed discount rate, an expected return on plan assets based on an actuarially derived market-related value and amortization of prior years’ actuarial gains and losses.

Actuarial gains and losses include the impact of plan amendments, gains or losses related to changes in the amount of the projected benefit obligation or plan assets resulting from experience different from the assumed rate of return, changes in the discount rate or other assumptions. To the extent an actuarial gain or loss exceeds 10 percent of the greater of the projected benefit obligation or the market-related value of plan assets, the excess is recognized over the future service periods of active employees.

Our expected long-term rate of return on plan assets is based on anticipated returns for each asset class. Anticipated returns are weighted for the expected allocation for each asset class and are based on forecasts for prospective returns in the equity and fixed income markets, which should track the long-term historical returns for these markets. We also consider the growth outlook for U.S. and global economies, as well as current and prospective interest rates.

The market-related value utilized to determine the expected return on plan assets is based on the fair value of plan assets adjusted for the difference between expected returns and actual performance of plan assets. The difference between actual experience and expected returns on plan assets is included as an adjustment in the market-related value over a five-year period.

BNY Mellon’s accounting policy regarding pensions has been identified as a “critical accounting estimate” as it is regarded to be critical to the presentation of our financial statements since it requires management to make numerous complex and subjective assumptions relating to amounts which are inherently uncertain. See Note 20 of the Notes to Consolidated Financial Statements for additional disclosures related to pensions.

Severance

BNY Mellon provides separation benefits for U.S.-based employees through The Bank of New York Mellon Corporation Supplemental Unemployment Benefit Plan, which replaced The Bank of New York Mellon Corporation Separation Plan, The Bank of New York Company, Inc. Separation Plan and the Mellon Financial Corporation Displacement Program for separations on or after May 24, 2010. These benefits are provided to eligible employees separated from their jobs for business reasons not related to individual performance. Basic separation benefits are generally based on the employee’s years of continuous benefited service. Severance for employees based outside of the U.S. is determined in accordance with local agreements and legal requirements. Separation expense is recorded when management commits to an action that will result in separation and the amount of the liability can be reasonably estimated.

Income taxes

We record current tax liabilities or assets through charges or credits to the current tax provision for the estimated taxes payable or refundable for the current year. Deferred tax assets and liabilities are recorded for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A deferred tax valuation allowance is established if it is more likely than not that all or a portion of the deferred tax assets will not be realized. A tax position that fails to meet a more-likely-than-not recognition threshold will result in either reduction of current or deferred tax assets, and/or recording of current or deferred tax liabilities. Interest and penalties related to income taxes are recorded as income tax expense.

Derivative financial instruments

Derivative contracts, such as futures contracts, forwards, interest rate swaps, foreign currency swaps and options and similar products used in trading activities are recorded at fair value. Gains and losses are included in foreign exchange and other trading revenue in fee and other revenue. Unrealized gains and losses are reported on a gross basis in trading account assets and trading liabilities, after taking into consideration master netting agreements.

We enter into various derivative financial instruments for non-trading purposes primarily as part of our asset/liability management (“ALM”) process. These derivatives are designated as fair value and cash flow hedges of certain assets and liabilities when we enter into the derivative contracts. Gains and losses associated with fair value hedges are recorded in income as well as any change in the value of the related hedged item. Gains and losses on cash flow hedges are recorded in other comprehensive income. Foreign currency transaction gains and losses related to a hedged net investment in a foreign operation, net of their tax effect, are recorded with cumulative foreign currency translation adjustments within other comprehensive income.

We formally document all relationships between hedging instruments and hedged items, as well as our risk-management objectives and strategy for undertaking various hedge transactions.

We formally assess, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective and whether those derivatives are expected to remain highly effective in future periods. We evaluate ineffectiveness in terms of amounts that could impact a hedge’s ability to qualify for hedge accounting and the risk that the hedge could result in more than a de minimis amount of ineffectiveness. At inception, the potential causes of ineffectiveness related to each of our hedges is assessed to determine if we can expect the hedge to be highly effective over the life of the transaction and to determine the method for evaluating effectiveness on an ongoing basis.

Recognizing that changes in the value of derivatives used for hedging or the value of hedged items could result in significant ineffectiveness, we have processes in place that are designed to identify and evaluate such changes when they occur. Quarterly, we perform a quantitative effectiveness assessment and record any ineffectiveness in current earnings.

We discontinue hedge accounting prospectively when we determine that a derivative is no longer an effective hedge, the derivative expires, is sold, or management discontinues the derivative’s hedge designation. Subsequent gains and losses on these derivatives are included in foreign exchange and other trading revenue. For fair value hedges, the accumulated gain or loss on the hedged item is amortized on a yield basis over the remaining life of the hedged item. Accumulated gains and losses, net of tax effect, from cash flow hedges are reclassified from other comprehensive income and recognized in current earnings in other revenue upon receipt of the hedged cash flow.

The accounting policy for the determination of the fair value of derivative financial instruments has been identified as a “critical accounting estimate” as it requires us to make numerous assumptions based on the available market data. See Note 26 of the Notes to Consolidated Financial Statements for additional disclosures related to derivative financial instruments disclosures.

Statement of cash flows

We have defined cash as cash and due from banks. Cash flows from hedging activities are classified in the same category as the items hedged.

Stock options

Compensation expense is recognized in the income statement, on a straight-line basis, over the applicable vesting period, for all share-based payments.

Certain of our stock compensation grants vest when the employee retires. ASC 718 requires the completion of expensing of new grants with this feature by the first date the employee is eligible to retire. For grants prior to Jan. 1, 2006, we will continue to expense them over their stated vesting period.

Accounting changes and new accounting guidance	12 Months Ended
Dec. 31, 2010
Accounting changes and new accounting guidance

Note 2—Accounting changes and new accounting guidance

ASU 2009-16—Accounting for Transfers of Financial Assets

In December 2009, the FASB issued ASU 2009-16 “Accounting for Transfers of Financial Assets.” This formally codified SFAS No. 166, “Accounting for Transfers of Financial Assets, an Amendment to FASB Statement No. 140.” This ASU removed (1) the concept of a qualifying special purpose entity (“QSPE”) from SFAS No. 140 (ASC 860—Transfers and Servicing) and (2) the exceptions from applying FASB Interpretation No. (“FIN”) 46 (R) (ASC 810—Consolidation) to QSPEs. This ASU revised the de-recognition requirements for transfers of financial assets and the initial measurement of beneficial interests that are received as proceeds by a transferor in connection with transfers of financial assets. This ASU also required additional disclosure about transfers of financial assets and a transferor’s continuing involvement with such transferred financial assets. This ASU was effective Jan. 1, 2010, at which time any QSPEs were evaluated for consolidation in accordance with ASC 810.

ASU 2009-17—Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities

In December 2009, the FASB issued ASU 2009-17 “Improvements to Financial Reporting by Entities Involved with Variable Interest Entities.” This ASU amended ASC 810 to require ongoing assessments to determine whether an entity is a variable interest entity (“VIE”) and whether an enterprise is the primary beneficiary of a VIE. This ASU also amended the guidance for determining which enterprise, if any, is the primary beneficiary of a VIE by requiring the enterprise to initially perform a qualitative analysis to determine if the enterprise’s variable interest or interests give it a controlling financial interest. Consolidation is based on a company’s ability to direct the activities of the entity that most significantly impact the entity’s economic performance. If a company has control and the right to receive benefits or the obligation to absorb losses which could potentially be significant to the VIE, then consolidation is required. This ASU was effective Jan. 1, 2010, and primarily impacted our asset management businesses.

This ASU does not change the economic risk related to these businesses and therefore, BNY Mellon’s computation of economic capital required by our businesses did not change.

This statement also required additional disclosures about an enterprise’s involvement in a VIE, including the requirement for sponsors of a VIE to disclose information even if they do not hold a significant variable interest in the VIE. At Dec. 31, 2010, our consolidated balance sheet included  $15,249 million of assets of VIEs that would not have been included in our consolidated balance sheet prior to effectiveness of the statement. Those assets included seed capital investments in mutual funds sponsored by our affiliates and securitizations. Adoption of this new statement accounted for an increase in consolidated total assets on our balance sheet at Dec. 31, 2010 of  $14.6 billion, or approximately 7% from year end.

In February 2010, the FASB issued ASU 2010-10, “Amendments for Certain Investment Funds” which deferred the requirements of ASU 2009-17 for asset managers’ interests in entities that apply the specialized accounting guidance for investment companies or that have the attributes of investment companies and asset managers’ interests in money market funds. This amendment was effective Jan. 1, 2010.

As a result of adopting the accounting for VIEs, we recorded a cumulative effect adjustment of  $76 million to retained earnings and OCI in the first quarter of 2010. Also, we marked the assets and liabilities to market, and as a result, recorded a  $73 million charge to retained earnings in the first quarter of 2010.

In January 2010, the Office of the Comptroller of the Currency, Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation and the Office of Thrift Supervision issued a final rule requiring banks to hold capital for assets consolidated under ASC 810. The final rule allows for a phase-in of 50% of the effect on risk-weighted assets and allowance for loan losses includable in Tier 2 capital that results from implementation of this standard for the quarters ending Sept. 30, 2010, and Dec. 31, 2010, with full phase-in for the quarter ending March 31, 2011. BNY Mellon elected to defer the full implementation of ASC 810 for capital purposes pursuant to this rule. At Dec. 31, 2010, had we fully phased-in the implementation of ASC 810, our Tier 1 capital ratio would have been negatively impacted by approximately 2 basis points.

ASU 2010-6—Improving Disclosures About Fair Value Measurements

In January 2010, the FASB issued ASU 2010-6, “Improving Disclosures about Fair Value Measurements.” This amended ASC 820 to clarify existing requirements regarding disclosures of inputs and valuation techniques and levels of disaggregation. This ASU also required the following new disclosures: (1) significant transfers in and out of Levels 1 and 2 and the reasons that such transfers were made; and (2) additional disclosures in the reconciliation of Level 3 activity, including information on a gross basis for purchases, sales, issuances and settlements. This ASU is required in interim and annual financial statements and was effective March 31, 2010. See Note 23 of the Notes to Consolidated Financial Statements for these disclosures. Additional disclosures about Level 3 purchases, sales, issuances and settlements in the rollforward activity for fair value measurements will be effective March 31, 2011.

ASU 2010-11—Scope Exception Related to Embedded Credit Derivatives

In March 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-11, “Scope Exception Related to Embedded Credit Derivatives.” This ASU amended Subtopic 815-15 to clarify the scope of the exception for embedded credit derivative features related to the transfer of credit risk in the form of subordination of one financial instrument to another. It addressed how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting. This ASU was effective July 1, 2010. The impact of this ASU was immaterial to our results of operations.

ASU 2010-18—Effect of a Loan Modification When the Loan is Part of a Pool that is Accounted for as a Single Asset

In April 2010, the FASB issued ASU 2010-18, “Effect of a Loan Modification when the Loan is Part of a Pool that is Accounted for as a single Asset.” This ASU provided guidance that would maintain the integrity of the pool as a single unit of account and exempt these loans from troubled debt restructuring reporting. Modified purchased credit impaired loans accounted for in a pool would remain in the pool subject to ASC 310-30 regardless of whether the modification is a troubled debt restructuring. An entity continues to be required to consider whether the pool of assets in which the loan is included is impaired if expected cash flows for the pool change. This ASU does not contain any additional disclosure requirements. This ASU was effective July 1, 2010. The impact of this ASU was immaterial to our results of operations.

ASU 2010-20—Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued ASU 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.” This ASU required additional disclosures about the allowance for credit losses and the credit quality of financing receivables. This ASU defined two levels of disaggregation—portfolio segment and class of financing receivable. Existing disclosures were amended to require: rollforward schedule of allowance for credit losses, with the ending balance further disaggregated on the basis of impairment method; related recorded investment in each ending balance noted above; nonaccrual status by class of financing receivable; and impaired financing receivables by class of financing receivables. This ASU required the following additional disclosures: credit quality indicators by class of financing receivable; aging of past due financing receivables by class; nature and extent of troubled debt restructuring by class of financing receivable and their effect on allowance for credit losses; nature and extent of financing receivables modified as troubled debt restructurings by class and their effect on the allowance for credit losses; and significant purchases and sales by portfolio segment. These disclosures are presented in Note 6 to the Consolidated Financial Statements.

Adopted in 2009

Other-than-temporary impairment

In April 2009, the FASB issued new guidance on recognition and presentation of other-than-temporary impairments, included in ASC 320—Investments—Debt and Equity Securities. This new guidance replaced the “intent and ability” indication in previous guidance by specifying that (a) if a company does not have the intent to sell a debt security prior to recovery and (b) it is more likely than not that it will not have to sell the debt security prior to recovery, the security would not be considered other-than-temporarily impaired unless there is a credit loss. When an entity does not intend to sell the security and it is more likely than not that the entity will not have to sell the security before recovery of its cost basis, it will recognize the credit component of an other-than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive income. For held-to-maturity debt securities, the amount of OTTI recorded in OCI for the non-credit portion of a previous OTTI should be amortized prospectively over the remaining life of the security on the basis of the timing of future estimated cash flows of the security.

ASC 320 requires entities to initially apply the provisions of the standard to previously other-than-temporarily impaired debt securities (i.e. debt securities that the entity does not intend to sell and that the entity is not more likely than not required to sell before recovery) existing as of the date of initial adoption by making a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. The cumulative-effect adjustment reclassifies the noncredit portion of a previously other-than-temporarily impaired debt security held as of the date of initial adoption to accumulated OCI from retained earnings.

This guidance also amends the previous disclosure provisions of ASC 320 for both debt and equity securities. It requires disclosures in interim and annual periods for major security types identified on the basis of how an entity manages, monitors and measures its securities and the nature and risks of the security. We adopted this new guidance effective Jan 1, 2009. As a result of adopting this guidance, BNY Mellon recorded a cumulative-effect adjustment of  $676 million (after-tax) to reclassify the non-credit component of the previously recognized OTTI from retained earnings to accumulated OCI (for those securities where management did not intend to sell the security and it was not more likely than not that BNY Mellon would have been required to sell the securities before recovery).

Acquisitions and dispositions	12 Months Ended
Dec. 31, 2010
Acquisitions and dispositions

Note 3—Acquisitions and dispositions

We sometimes structure our acquisitions with both an initial payment and later contingent payments tied to post-closing revenue or income growth. For acquisitions completed prior to Jan. 1, 2009, we record the fair value of contingent payments as an additional cost of the entity acquired in the period that the payment becomes probable. For acquisitions completed after Jan. 1, 2009, subsequent changes in the fair value of a contingent consideration liability will be recorded through the income statement. Contingent payments totaled  $92 million in 2010.

At Dec. 31, 2010, we were potentially obligated to pay additional consideration which, using reasonable assumptions for the performance of the acquired companies and joint ventures based on contractual agreements, could range from approximately  $12 million to  $42 million over the next three years.

None of the potential contingent additional consideration was recorded as goodwill at Dec. 31, 2010.

Acquisitions in 2010

On July 1, 2010, we acquired GIS for cash of  $2.3 billion. GIS provides a comprehensive suite of products which includes subaccounting, fund accounting/administration, custody, managed account services and alternative investment services. Assets acquired totaled approximately  $590 million. Liabilities assumed totaled approximately  $250 million. Goodwill related to this acquisition is included in our asset servicing and clearing services businesses and totaled  $1,505 million, of which  $1,256 million is tax deductible and  $249 million is non-tax deductible. Customer contract intangible assets related to this acquisition are included in our asset servicing and clearing services businesses, with lives ranging from 10 years to 20 years by business, and totaled  $477 million.

On Aug. 2, 2010, we acquired BAS for cash of EUR281 million (US $370 million). This transaction included the purchase of Frankfurter Service Kapitalanlage—Gesellschaft mbH (“FSKAG”), a wholly owned fund administration affiliate. The combined business offers a full range of tailored solutions for investment companies, financial institutions and institutional investors in Germany. Assets acquired totaled approximately EUR 2.7 billion (US  $3.6 billion) and primarily consisted of securities of approximately EUR1.9 billion (US  $2.6 billion). Liabilities assumed totaled approximately EUR2.6 billion (US  $3.4 billion) and primarily consisted of deposits of approximately EUR 1.7 billion (US  $2.3 billion). Goodwill related to this acquisition of  $272 million is tax deductible and is included in our asset servicing business. Customer contract intangible assets related to this acquisition are included in our asset servicing business, with a life of 10 years, and totaled  $40 million.

On Sept. 1, 2010, we completed the acquisition of I3 Advisors of Toronto, an independent wealth advisory company with more than C $3.8 billion in assets under advisement at acquisition, for cash of C $22.2 million (US  $21.1 million). Goodwill related to this acquisition is included in our wealth management business and totaled  $8 million and is non-tax deductible. Customer relationship intangible assets related to this acquisition are included in our wealth management business, with a life of 33 years, and totaled  $10 million.

In the second quarter of 2010, we acquired a Canadian trust company for C $29 million.

Divestitures in 2010

On Jan. 15, 2010, BNY Mellon sold MUNB, our national bank subsidiary located in Florida. The results for MUNB were classified as discontinued operations. See Note 4 for additional information on the MUNB transaction.

Acquisitions in 2009

In November 2009, we acquired Insight Investment Management Limited (“Insight”) for £235 million ( $377 million of cash and stock). Based in London, Insight specializes in liability-driven investment solutions, active fixed income and alternative investments. Insight had  $138 billion in assets under management at acquisition. Goodwill related to this acquisition is non-tax deductible and totaled  $202 million. Intangible assets (primarily customer contracts) related to the transaction, with a life up to 11 years, totaled  $111 million.

In November 2009, BNY Mellon acquired a 20% minority interest in Siguler Guff & Company, LLC (and certain related entities), a multi-strategy private equity firm with approximately  $8 billion in assets under management and committed capital.

Acquisitions in 2008

In January 2008, we acquired ARX Capital Management (“ARX”). ARX is a leading independent asset management business, headquartered in Rio de Janeiro, Brazil.

On Dec. 31, 2008, we acquired the Australian (Ankura Capital) and UK (Blackfriars Asset Management) businesses from our Asset Management joint venture with WestLB.

Dispositions in 2008

In February 2008, we sold our B-Trade and G-Trade execution businesses to BNY ConvergEx Group. These businesses were sold at book value.

In June 2008, we sold Mellon 1st Business Bank (“M1BB”), based in Los Angeles, California. There was no gain or loss recorded on this transaction.

Discontinued operations	12 Months Ended
Dec. 31, 2010
Discontinued operations

Note 4—Discontinued operations

On Jan. 15, 2010, BNY Mellon sold MUNB, our national bank subsidiary located in Florida. We have applied discontinued operations accounting to this business. The income statements for all periods in this Annual Report are presented on a continuing operations basis. In 2010, we recorded an after-tax loss on discontinued operations of  $66 million, primarily reflecting lower of cost or market write-downs on the retained MUNB loans held for sale.

Summarized financial information for discontinued operations is as follows:

Discontinued operations
(in millions)	2010	2009	2008
Fee and other revenue	$-	$7	$24
Net interest revenue	9	59	93
Provision for loan losses	-	191	27
Net interest revenue after provision for loan losses	9	(132)	66
Noninterest expense:
Staff	4	37	26
Professional, legal and other purchased services	4	4	10
Net occupancy	1	5	5
Other	3	16	21
Goodwill impairment	-	50	-
Total noninterest expense	12	112	62
Income (loss) from operations	(3)	(237)	28
Loss on assets held for sale	(106)	(184)	-
Loss on sale of MUNB	(1)	-	-
Provision (benefit) for income taxes	(44)	(151)	14
Net income (loss) from discontinued operations	$(66)	$(270)	$14

Discontinued operations assets and liabilities
	Dec. 31,
(in millions)	2010	2009
Cash and due from banks	$-	$446
Securities	-	488
Loans, net of allowance for loan losses	183	1,225
Premises and equipment	-	12
Deferred taxes	90	-
Other assets	5	71
Assets of discontinued operations	$278	$2,242
Deposits:
Noninterest-bearing	$-	$539
Interest-bearing	-	958
Total deposits	-	1,497
Other liabilities	-	111
Liabilities of discontinued operations	$-	$1,608

All information in these Financial Statements and Notes reflects continuing operations, unless otherwise noted.

Notes to Consolidated Financial Statements (continued)

Securities	12 Months Ended
Dec. 31, 2010
Securities

Note 5—Securities

The following tables present the amortized cost, the gross unrealized gains and losses and the fair value of securities at Dec. 31, 2010 and 2009.

Securities at Dec. 31, 2010	Amortized cost	Gross unrealized		Fair value
(in millions)		Gains	Losses
Available-for-sale:
U.S. Treasury	$12,650	$97	$138	$12,609
U.S. Government agencies	1,007	2	4	1,005
State and political subdivisions	559	4	55	508
Agency RMBS	19,383	387	43	19,727
Alt-A RMBS	475	34	39	470
Prime RMBS	1,305	8	86	1,227
Subprime RMBS	696	-	188	508
Other RMBS	1,665	1	335	1,331
Commercial MBS	2,650	89	100	2,639
Asset-backed CLOs	263	-	14	249
Other asset-backed securities	532	9	2	539
Foreign covered bonds	2,884	-	16	2,868
Other debt securities	11,800	148	57	11,891	(a)
Equity securities	36	11	-	47
Money market funds	2,538	-	-	2,538
Alt-A RMBS (b)	2,164	364	15	2,513
Prime RMBS (b)	1,626	205	6	1,825
Subprime RMBS (b)	128	30	-	158
Total securities available-for-sale	62,361	1,389	1,098	62,652
Held-to-maturity:
State and political subdivisions	119	2	-	121
Agency RMBS	397	33	-	430
Alt-A RMBS	215	5	19	201
Prime RMBS	149	2	5	146
Subprime RMBS	28	-	3	25
Other RMBS	2,709	69	81	2,697
Commercial MBS	34	-	1	33
Other securities	4	-	-	4
Total securities held-to-maturity	3,655	111	109	3,657
Total securities	$66,016	$1,500	$1,207	$66,309
(a)	Includes $11.0 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
(b)	Previously included in the Grantor Trust. The Grantor Trust is in the process of being dissolved.

Securities at Dec. 31, 2009	Amortized cost	Gross unrealized		Fair value
(in millions)		Gains	Losses
Available-for-sale:
U.S. Treasury	$6,358	$30	$10	$6,378
U.S. Government agencies	1,235	25	-	1,260
State and political subdivisions	538	6	24	520
Agency RMBS	18,247	303	95	18,455
Alt-A RMBS	588	12	63	537
Prime RMBS	1,743	3	234	1,512
Subprime RMBS	758	-	311	447
Other RMBS	2,199	1	430	1,770
Commercial MBS	2,762	31	203	2,590
Asset-backed CLOs	424	15	50	389
Other asset-backed securities	869	5	38	836
Other debt securities	11,419	86	48	11,457	(a)
Equity securities	1,314	8	1	1,321
Grantor Trust Class B certificates (b)	4,049	111	-	4,160
Total securities available-for-sale	52,503	636	1,507	51,632
Held-to-maturity:
State and political subdivisions	150	3	-	153
Agency RMBS	531	30	-	561
Alt-A RMBS	304	-	62	242
Prime RMBS	189	-	17	172
Subprime RMBS	30	-	7	23
Other RMBS	3,195	39	162	3,072
Commercial MBS	11	-	1	10
Other securities	7	-	-	7
Total securities held-to-maturity	4,417	72	249	4,240
Total securities	$56,920	$708	$1,756	$55,872
(a)	Includes $10.8 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
(b)	The Grantor Trust contains Alt-A, prime and subprime RMBS.

The amortized cost and fair value of securities at Dec. 31, 2010, by contractual maturity, are as follows:

Securities by contractual maturity at Dec. 31, 2010
	Available-for-sale		Held-to-maturity
(in millions)	Amortized cost	Fair value	Amortized cost	Fair value
Due in one year or less	$9,362	$9,448	$-	$-
Due after one year through five years	14,872	14,928	2	2
Due after five years through ten years	3,887	3,796	20	21
Due after ten years	779	709	97	98
Mortgage-backed securities	30,092	30,398	3,532	3,532
Asset-backed securities	795	788	-	-
Equity	2,574	2,585	4	4
Total securities	$62,361	$62,652	$3,655	$3,657

Net securities gains (losses)
(in millions)	2010	2009	2008
Realized gross gains	$48	$130	$10
Realized gross losses	(5)	(1,648)	(531)
Recognized gross impairments	(16)	(3,851)	(1,107)
Total net securities gains (losses)	$27	$(5,369)	$(1,628)

Temporarily impaired securities

At Dec. 31, 2010, substantially all of the unrealized losses on the investment securities portfolio were attributable to credit spreads widening since purchase, and interest rate movements. We do not intend to sell these securities and it is not more likely than not that we will have to sell.

The following tables show the aggregate related fair value of investments with a continuous unrealized loss position for less than 12 months and those that have been in a continuous unrealized loss position for greater than 12 months.

Temporarily impaired securities at Dec. 31, 2010	Less than 12 months		12 months or more		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
U.S. Treasury	$6,519	$138	$-	$-	$6,519	$138
U.S. Government agencies	489	4	-	-	489	4
State and political subdivisions	210	39	122	16	332	55
Agency RMBS	5,079	42	206	1	5,285	43
Alt-A RMBS	55	3	104	36	159	39
Prime RMBS	315	13	739	73	1,054	86
Subprime RMBS	3	-	484	188	487	188
Other RMBS	49	17	1,275	318	1,324	335
Commercial MBS	28	1	536	99	564	100
Asset-backed CLOs	-	-	249	14	249	14
Other asset-backed securities	1	-	32	2	33	2
Foreign covered bonds	2,553	16	-	-	2,553	16
Other debt securities	1,068	37	61	20	1,129	57
Grantor Trust Alt-A RMBS	196	15	-	-	196	15
Grantor Trust Prime RMBS	139	6	-	-	139	6
Total securities available-for-sale	$16,704	$331	$3,808	$767	$20,512	$1,098
Held-to-maturity:
Alt-A RMBS	$18	$-	$108	$19	$126	$19
Prime RMBS	-	-	73	5	73	5
Subprime RMBS	-	-	25	3	25	3
Other RMBS	315	5	614	76	929	81
Commercial MBS	-	-	33	1	33	1
Total securities held-to-maturity	$333	$5	$853	$104	$1,186	$109
Total temporarily impaired securities	$17,037	$336	$4,661	$871	$21,698	$1,207	(a)
(a)	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.

Temporarily impaired securities at Dec. 31, 2009	Less than 12 months		12 months or more		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
U.S. Treasury	$1,226	$9	$176	$1	$1,402	$10
State and political subdivisions	50	13	171	11	221	24
Agency RMBS	7,297	76	2,061	19	9,358	95
Alt-A RMBS	-	-	311	63	311	63
Prime RMBS	5	1	1,480	233	1,485	234
Subprime RMBS	1	2	446	309	447	311
Other RMBS	-	-	1,764	430	1,764	430
Commercial MBS	-	-	1,290	203	1,290	203
Asset-backed CLOs	18	6	274	44	292	50
Other asset-backed securities	-	-	706	38	706	38
Other debt securities	33	-	8,804	48	8,837	48
Equity securities	16	-	3	1	19	1
Total securities available-for-sale	$8,646	$107	$17,486	$1,400	$26,132	$1,507
Held-to-maturity:
Alt-A RMBS	$2	$1	$221	$61	$223	$62
Prime RMBS	-	-	172	17	172	17
Subprime RMBS	-	-	23	7	23	7
Other RMBS	-	-	3,072	162	3,072	162
Commercial MBS	-	-	10	1	10	1
Total securities held-to-maturity	$2	$1	$3,498	$248	$3,500	$249
Total temporarily impaired securities	$8,648	$108	$20,984	$1,648	$29,632	$1,756	(a)
(a)	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.

Other-than-temporary impairment

For certain debt securities that have no debt rating at acquisition and are beneficial interests in securitized financial assets under ASC 325, OTTI occurs when we determine that there has been an adverse change in cash flows and the present value of those remaining cash flows is less than the present value of the remaining cash flows estimated at the security’s acquisition date (or last estimated cash flow revision date).

We routinely conduct periodic reviews to identify and evaluate each investment security to determine whether OTTI has occurred. Economic models are used to determine whether an OTTI has occurred on these securities. While all securities are considered, the securities primarily impacted by OTTI testing are non-agency RMBS. For each non-agency RMBS in the investment portfolio (including but not limited to those whose fair value is less than their amortized cost basis), an extensive, regular review is conducted to determine if an OTTI has occurred. Various inputs to the economic models are used to determine if an unrealized loss on non-agency RMBS is other-than-temporary. The most significant inputs are:

·

Default rate—the number of mortgage loans expected to go into default over the life of the transaction, which is driven by the roll rate of loans in each performance bucket that will ultimately migrate to default; and

·	Severity—the loss expected to be realized when a loan defaults

To determine if the unrealized loss for non-agency RMBS is other-than-temporary, we project total estimated defaults of the underlying assets (mortgages) and multiply that calculated amount by an estimate of realizable value upon sale of these assets in the marketplace (severity) in order to determine the projected collateral loss. We also evaluate the current credit enhancement underlying the bond to determine the impact on cash flows. If we determine that a given RMBS position will be subject to a write-down or loss, we record the expected credit loss as a charge to earnings.

In addition, we have estimated the expected loss by taking into account observed performance of the underlying securities, industry studies, market forecasts, as well as our view of the economic outlook affecting collateral.

The table below shows the projected weighted-average default rates and loss severities for the 2007, 2006 and late-2005 non-agency RMBS and Grantor Trust portfolios at Dec. 31, 2010 and 2009.

Projected weighted-average default rates and severities

	Dec. 31, 2010		Dec. 31, 2009
	Default Rate	Severity	Default Rate	Severity
Alt-A	42%	49%	43%	50%
Subprime	68%	65%	74%	69%
Prime	20%	42%	19%	44%

The following table provides pre-tax net securities gains (losses) by type.

Net securities gains (losses) (in millions)	2010	2009	2008
Alt-A RMBS	$(13)	$(3,113)	$(1,236)
Prime RMBS	-	(1,008)	(12)
Subprime RMBS	(4)	(322)	(12)
European floating rate notes	(3)	(269)	-
Home equity lines of credit	-	(205)	(104)
Commercial MBS	-	(89)	-
Grantor Trust	-	(39)	-
Credit cards	-	(26)	-
ABS CDOs	-	(23)	(122)
Other	47	(275)	(142)
Total net securities gains (losses)	$27	$(5,369)	$(1,628)

The following table reflects investment securities credit losses recorded in earnings. The beginning balance represents the credit loss component for which OTTI occurred on debt securities in prior periods. The additions represent the first time a debt security was credit impaired or when subsequent credit impairments have occurred. The deductions represent credit losses on securities that have been sold, are required to be sold or it is our intention to sell.

Debt securities credit loss roll forward (in millions)	2010	2009
Beginning balance as of Dec. 31	$244	$525
Add: Initial OTTI credit losses	10	644
Subsequent OTTI credit losses	6	208
Less: Realized losses for securities sold / consolidated	78	1,116
Securities intended or required to be sold	-	17
Ending balance as of Dec. 31	$182	$244

At Dec. 31, 2010, assets amounting to  $60.6 billion were pledged primarily for potential borrowing at the Federal Reserve Discount Window. The significant components of pledged assets were as follows:  $55.3 billion of securities,  $1.6 billion of interest-bearing deposits with banks and  $3.7 billion of loans. Also included in these pledged assets was securities available-for-sale of  $42 million which were pledged as collateral for actual borrowings. The lenders in these borrowings have the right to repledge or sell these securities. We obtain securities under resale, securities borrowed and custody agreements on terms which permit us to repledge or resell the securities to others. As of Dec. 31, 2010, the market value of the securities received that can be sold or repledged was  $6.7 billion. We routinely repledge or lend these securities to third parties. As of Dec. 31, 2010, the market value of collateral repledged and sold was  $1.3 billion.

Loans and asset quality	12 Months Ended
Dec. 31, 2010
Loans and asset quality

Note 6—Loans and asset quality

Our loan portfolio is comprised of three portfolio segments, commercial, lease financing and mortgages. We manage our portfolio at the class level which is comprised of six classes of financing receivables: commercial, commercial real estate, financial institutions, lease financings, wealth management loans and mortgages, and other residential mortgages. The following tables are presented for each class of financing receivable, and provide additional information about our credit risks and the adequacy of our allowance for credit losses.

Loans

The table below provides the details of our loan distribution and industry concentrations of credit risk at Dec. 31, 2010 and 2009:

Loans	Dec. 31,
(in millions)	2010	2009
Domestic:
Financial institutions	$4,630	$5,509
Commercial	1,250	2,324
Wealth management loans and mortgages	6,506	6,162
Commercial real estate	1,592	2,044
Lease financings (a)	1,605	1,703
Other residential mortgages	2,079	2,179
Overdrafts	4,524	3,946
Other	771	407
Margin loans	6,810	4,657
Total domestic	29,767	28,931
Foreign:
Financial institutions	4,626	3,147
Commercial	345	634
Lease financings (a)	1,545	1,816
Government and official institutions	-	52
Other (primarily overdrafts)	1,525	2,109
Total foreign	8,041	7,758
Total loans	$37,808	$36,689
(a)	Includes unearned income on domestic and foreign lease financings of $2,036 million at Dec. 31, 2010 and $2,282 million at Dec. 31, 2009.

In the ordinary course of business, we and our banking subsidiaries have made loans at prevailing interest rates and terms to our directors and executive officers and to entities in which certain of our directors have an ownership interest or direct or indirect subsidiaries of such entities. The aggregate amount of these loans was  $3 million,  $4 million and  $12 million at Dec. 31, 2010, 2009, and 2008 respectively. These loans are primarily extensions of credit under revolving lines of credit established for such entities.

Allowance for credit losses

Transactions in the allowance for credit losses are summarized as follows:

Allowance for credit losses activity for the year ended Dec. 31, 2010					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$149	$43	$73	$77	$56	$157	$-	$47	$26	$628
Charge-offs	(5)	(8)	(25)	-	(4)	(46)	-	-	-	(88)
Recoveries	15	1	2	-	-	2	-	-	-	20
Net charge-offs	10	(7)	(23)	-	(4)	(44)	-	-	-	(68)
Provision	(85)	(4)	(41)	(5)	(19)	74	1	-	90	11
Ending balance	$74	$32	$9	$72	$33	$187	$1	$47	$116	$571
Allowance for:
Loans losses	$41	$22	$1	$72	$31	$187	$1	$42	$101	$498
Unfunded commitments	33	10	8	-	2	-	-	5	15	73
Individually evaluated for impairment:
Loan balance	$32	$44	$4	$-	$53	$-	$-	$7	$-	$140
Allowance for loan losses	10	9	-	-	5	-	-	2	-	26
Collectively evaluated for impairment:
Loan balance	$1,218	$1,548	$4,626	$1,605	$6,453	$2,079	$12,105	$8,034	$-	$37,668
Allowance for loan losses	31	13	1	72	26	187	1	40	101	472
(a)	Includes $4,524 million of domestic overdrafts and $6,810 million of margin loans at Dec. 31, 2010.
(b)	Includes $1,525 million of other foreign loans (primarily overdrafts) at Dec. 31, 2010.

Allowance for credit losses activity for the year ended Dec. 31, 2009					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$159	$52	$50	$79	$28	$78	$2	$19	$62	$529
Charge-offs	(90)	(31)	(34)	-	(1)	(60)	-	-	-	(216)
Recoveries	-	-	-	1	1	-	-	-	-	2
Net charge-offs	(90)	(31)	(34)	1	-	(60)	-	-	-	(214)
Provision	81	39	57	(3)	28	140	(2)	28	(36)	332
Transferred to discontinued operations	(1)	(17)	-	-	-	(1)	-	-	-	(19)
Ending balance	$149	$43	$73	$77	$56	$157	$-	$47	$26	$628
Allowance for:
Loans losses	$90	$30	$40	$77	$54	$157	$-	$34	$21	$503
Unfunded commitments	59	13	33	-	2	-	-	13	5	125
Individually evaluated for impairment:
Loan balance	$63	$58	$171	$-	$53	$-	$-	$-	$-	$345
Allowance for loan losses	10	13	25	-	3	-	-	-	-	51
Collectively evaluated for impairment:
Loan balance	$2,261	$1,986	$5,338	$1,703	$6,109	$2,179	$9,010	$7,758	$-	$36,344
Allowance for loan losses	80	17	15	77	51	157	-	34	21	452
(a)	Includes $3,946 million of domestic overdrafts and $4,657 million of margin loans at Dec. 31, 2009.
(b)	Includes $2,109 million of other foreign loans (primarily overdrafts) at Dec. 31, 2009.

Allowance for credit losses activity for the year ended Dec. 31, 2008					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$162	$35	$30	$73	$15	$25	$1	$37	$116	$494
Charge-offs	(21)	(15)	(9)	-	(1)	(20)	-	(17)	-	(83)
Recoveries	2	-	-	3	1	-	-	4	-	10
Net charge-offs	(19)	(15)	(9)	3	-	(20)	-	(13)	-	(73)
Provision	16	28	29	3	13	73	1	(5)	(54)	104
Transferred to discontinued operations	2	24	-	-	-	1	-	-	-	27
Disposition	(2)	(20)	-	-	-	(1)		-	-	(23)
Ending balance	$159	$52	$50	$79	$28	$78	$2	$19	$62	$529
Allowance for:
Loans losses	$90	$45	$35	$79	$23	$78	$2	$14	$49	$415
Unfunded commitments	69	7	15	-	5	-	-	5	13	114
Individually evaluated for impairment:
Loan balance	$14	$125	$41	$-	$6	$-	$-	$-	$-	$186
Allowance for loan losses	8	25	17	-	1	-	-	-	-	51
Collectively evaluated for impairment:
Loan balance	$5,772	$2,956	$5,505	$1,809	$5,327	$2,505	$9,297	$10,037	$-	$43,208
Allowance for loan losses	82	20	18	79	22	78	2	14	49	364
(a)	Includes $4,835 million of overdrafts and $3,977 million of margin loans at Dec. 31, 2008.
(b)	Includes $2,121 million of other foreign loans (primarily overdrafts) at Dec. 31, 2008.

Nonperforming assets

The table below sets forth information about our nonperforming assets.

Nonperforming assets	Dec. 31,
(in millions)	2010		2009
Nonperforming loans:
Domestic:
Commercial	$34		$65
Commercial real estate	44		61
Financial institutions	5		172
Wealth management	59		58
Other residential mortgages	244		190
Total domestic	386		546
Foreign loans	7		-
Total nonperforming loans	393		546
Other assets owned	6		4
Total nonperforming assets	$399	(a)	$550
(a)	The adoption of ASC 810 resulted in BNY Mellon consolidating loans of consolidated asset management funds of $13.8 billion at Dec. 31, 2010, into trading assets. These loans are not part of BNY Mellon’s loan portfolio. Included in these loans are $218 million of nonperforming loans. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

At Dec. 31, 2010, undrawn commitments to borrowers whose loans were classified as nonaccrual or reduced rate were not material.

Lost interest

Lost interest	Dec. 31,
(in millions)	2010	2009	2008
Amount by which interest income recognized on nonperforming loans exceeded reversals:
Total	$2	$2	$-
Foreign	-	-	-
Amount by which interest income would have increased if nonperforming loans at year-end had been performing for the entire year:
Total (a)	$20	$19	$12
Foreign	-	-	-
(a)	Lost interest excludes discontinued operations for 2010 and 2009. Lost interest includes discontinued operations of $5 million in 2008.

Impaired loans

The table below sets forth information about our impaired loans. We use the discounted cash flow method as the primary method for valuing impaired loans.

Impaired loans	Dec. 31, 2010			Year ended Dec. 31, 2010		Recorded investment
(in millions)	Recorded investment	Unpaid principal balance	Related allowance (a)	Average recorded investment	Interest income recognized	Dec. 31
						2009	2008
Impaired loans with an allowance:
Commercial (b)	$30	$30	$10	$30	$1	$30	$14
Commercial real estate	25	39	9	34	-	49	104
Financial institutions	4	10	-	35	-	171	41
Wealth management loans and mortgages	52	52	5	53	1	53	6
Foreign	7	7	2	2	-	-	-
Total impaired loans with an allowance	118	138	26	154	2	303	165
Impaired loans without an allowance (a):
Commercial	2	6	-	6	-	33	-
Commercial real estate	19	19	-	11	-	9	21
Wealth management loans and mortgages	1	2	-	3	-	-	-
Total impaired loans without an allowance (c)	22	27	-	20	-	42	21
Total impaired loans (b)	$140	$165	$26	$174	$2	$345	$186	(d)
Allowance for impaired loans (a)						$51	$51
Average balance of impaired loans during the year						216	178
Interest income recognized on impaired loans during the year						2	-
(a)	The allowance for impaired loans is included in the allowance for loan losses.
(b)	Excludes an aggregate of $3 million of impaired commercial loans in amounts individually less than $1 million at Dec. 31, 2010. The allowance for loan loss associated with these loans totaled less than $1 million at Dec. 31, 2010.
(c)	When the discounted cash flows, collateral value or market price equals or exceeds the carrying value of the loan, then the loan does not require an allowance under the accounting standard related to impaired loans.
(d)	Total impaired loans include discontinued operations of $93 million at Dec. 31, 2008.

Past due loans

The table below sets forth information about our past due loans.

Past due loans and still accruing at year-end	Dec. 31, 2010
(in millions)	Days past due				Total past due	Dec. 31, 2009
	30-59		60-89	>90		>90 days
Domestic:
Commercial	$10		$1	$1	$12	$26
Commercial real estate	174	(a)	-	11	185	-
Financial institutions	10		1	-	11	312
Wealth management loans and mortgages	62	(a)	4	6	72	-
Other residential mortgages	40		15	15	70	93
Total domestic	296		21	33	350	431
Foreign	-		-	-	-	-
Total past due loans	$296		$21	$33	$350	$431
(a)	At Jan. 31, 2011, $136 million of commercial real estate loans and $26 million of wealth management loans and mortgages were no longer past due.

Credit quality indicators

Our credit strategy is to focus on investment grade names to support cross selling opportunities, avoid single name/industry concentrations and exit high risk portfolios. Each customer is assigned an internal rating grade which is mapped to an external rating agency grade equivalent based upon a number of dimensions which are continually evaluated and may change over time. The execution of our strategy, as well as an adjustment in the credit ratings of our existing portfolio, has resulted in a higher percentage of the portfolio that is investment grade at Dec. 31, 2010, compared with Dec. 31 2009.

The following tables set forth information about credit quality indicators.

Commercial loan portfolio

Credit quality indicators—Commercial loan portfolio at year end Credit risk profile by creditworthiness category
	Commercial		Commercial real estate		Financial institutions
(in millions)	2010	2009	2010	2009	2010	2009
Investment grade	$964	$1,267	$1,072	$1,038	$7,894	$6,571
Noninvestment grade	631	1,691	520	1,006	1,362	2,085
Total	$1,595	$2,958	$1,592	$2,044	$9,256	$8,656

The commercial loan portfolio is divided into investment grade and non-investment grade categories based on rating criteria largely consistent with those of the public rating agencies. Each customer in the portfolio is assigned an internal rating grade. These internal rating grades are generally consistent with the ratings categories of the public rating agencies. Customers with ratings consistent with BBB-/Baa3 or better are considered to be investment grade. Those clients with ratings lower than this threshold are considered to be non-investment grade.

Wealth management loans and mortgages

Credit quality indicators – Wealth management loans and mortgages at year end – Credit risk profile by internally assigned grade
(in millions)	2010	2009
Wealth management loans:
Investment grade	$2,995	$2,883
Noninvestment grade	170	148
Wealth management mortgages	3,341	3,131
Total	$6,506	$6,162

Wealth management non-mortgage loans are not typically correlated to external ratings. A majority of the Wealth Management loans are secured by the customers’ Investment Management Accounts or custody accounts. Eligible assets pledged for these loans are typically investment grade, fixed income securities, equities and/or mutual funds. Internal ratings for this portion of the Wealth Management portfolio, therefore, would equate to investment-grade external ratings. Wealth Management loans are provided to select customers based on the pledge of other types of assets, including business assets, fixed assets, or a modest amount of commercial real estate. For these latter loans, the credit quality of the obligor is carefully analyzed, but we do not consider this modest portfolio of loans to be of investment grade quality.

Credit quality indicators for Wealth management mortgages are not correlated to external ratings. Wealth management mortgages are typically loans to high-net-worth individuals, which are secured by marketable securities and/or residential property. These loans are primarily interest-only adjustable rate mortgages with an average loan to value ratio of 61% at origination. Approximately 1% of these mortgages were past due at Dec. 31, 2010.

At Dec. 31, 2010, the private wealth mortgage portfolio was comprised of the following geographic concentrations: New York – 25%; Massachusetts – 17%; California – 17%; Florida – 8%; and other – 33%.

Other residential mortgages

The other residential mortgage portfolio primarily consists of 1-4 family residential mortgage loans and totaled  $2.1 billion at Dec. 31, 2010. These loans are not typically correlated to external ratings. Included in this portfolio is approximately  $745 million of mortgage loans purchased in 2005, 2006 and the first quarter of 2007 that are predominantly prime mortgage loans, with a small portion of Alt-A loans. As of Dec. 31, 2010, the remaining prime and Alt-A mortgage loans in this portfolio had a weighted-average loan-to-value ratio of 75% at origination and approximately 30% of these loans were at least 60 days delinquent. The properties securing the prime and Alt-A mortgage loans were located (in order of concentration) in California, Florida, Virginia, Maryland and the tri-state area (New York, New Jersey and Connecticut).

Overdrafts

Overdrafts primarily relate to custody and securities clearance clients and totaled  $6,049 million at Dec. 31, 2010, and  $6,055 million at Dec. 31, 2009. Overdrafts occur on a daily basis in the custody and securities clearance business and are generally repaid within two business days.

Margin loans

We had  $6,810 million of secured margin loans on our balance sheet at Dec. 31, 2010, compared with  $4,657 million at Dec. 31, 2009. We have rarely suffered a loss on these types of loans and do not allocate any of our allowance for credit losses to them.

Other loans

Other loans primarily includes loans to consumers that are fully collateralized with equities, mutual funds and fixed income securities, as well as bankers acceptances. We have rarely suffered a loss on these types of loans and do not allocate any of our allowance for credit losses to them.

Reverse repurchase agreements

Reverse repurchase agreements are transactions fully collateralized with high quality liquid securities. These transactions carry no credit risk and therefore are not allocated an allowance for credit losses.

Goodwill and intangible assets	12 Months Ended
Dec. 31, 2010
Goodwill and intangible assets

Note 7—Goodwill and intangible assets

Goodwill

BNY Mellon’s businesses are the reporting units for which annual goodwill impairment testing is done in accordance with ASC 350. The goodwill impairment test is performed in two steps. The first step compares the estimated fair value of the business with its carrying amount, including goodwill. If the estimated fair value of the business exceeds its carrying amount, goodwill of the business is considered not impaired. However, if the carrying amount of the business exceeds its estimated fair value, a second step would be performed that would compare the implied fair value of the business’s goodwill with the carrying amount of that goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value.

Fair value may be determined using market prices, comparison to similar assets, market multiples, discounted cash flow analysis and other determinants. Estimated cash flows extend far into the future and, by their nature, are difficult to estimate over such an extended time-frame. Factors that may significantly affect the estimates include, among others, competitive forces, customer behaviors and attrition, changes in revenue growth trends, cost structures and technology, changes in discount rates, and specific industry or market sector conditions.

The carrying amount of goodwill in each of our six businesses in continuing operations was tested in 2010 and 2009 using observable market data, when available, to estimate fair values. In addition, material events and circumstances that might be indicators of possible impairment were assessed during interim periods. These included the changing business climate, regulatory and legal factors, changes in our competitors, and the earnings outlook for our businesses. BNY Mellon’s market capitalization exceeded its net book value at the end of each quarter of 2010 and 2009.

The fair values of each of our six businesses were estimated for the 2010 goodwill impairment test using discounted cash flow analyses since there were few comparable public company transactions in 2009-2010. The analyses incorporated our forecasts and longer-term earnings growth estimates by business and discount rates ranging from 12.0% to 15.5% that incorporated measured stock price volatilities of the businesses’ principal public company competitors and a 6% average excess return over risk-free rates. The estimated fair values of each of these six businesses exceeded their respective carrying amounts by 10% or greater and no goodwill impairment was indicated.

Goodwill and intangible assets could be subject to impairment in future periods if economic conditions that impact our businesses worsen. Impairment would be a non-cash charge.

The level of goodwill increased in 2010 due to the acquisitions of GIS, BAS and I3 partially offset by foreign exchange translation on non-U.S. dollar denominated goodwill.

The table below provides a breakdown of goodwill by business.

Goodwill by business (in millions)	Asset Management	Wealth Management	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Other		Total
Balance at Dec. 31, 2008	$7,218	$1,694	$3,360	$2,463	$902	$123	$138		$15,898
Acquisitions	202	-	-	-	-	-	-		202
Foreign exchange translation	174	-	37	14	15	-	-		240
Transferred to discontinued operations	-	-	-	-	-	-	(128	) (a)	(128)
Other (b)	15	9	-	11	1	4	(3)		37
Balance at Dec. 31, 2009	$7,609	$1,703	$3,397	$2,488	$918	$127	$7		$16,249
Acquisitions	-	8	1,389	13	388	-	-		1,798
Foreign exchange translation	(44)	-	(31)	7	(6)	-	(1)		(75)
Other (b)	86	(3)	(7)	-	-	-	(6)		70
Balance at Dec. 31, 2010	$7,651	$1,708	$4,748	$2,508	$1,300	$127	$-		$18,042
(a)	Includes a $50 million goodwill impairment recorded in 2009. No goodwill impairment was recorded in 2010.
(b)	Other changes in goodwill include purchase price adjustments and certain other reclassifications.

Intangible assets

Indefinite-lived intangible assets are evaluated for impairment at least annually by comparing their fair values, estimated using discounted cash flow analyses, to their carrying values. Other intangible assets ( $3.0 billion at Dec. 31, 2010) are evaluated for impairment if events and circumstances indicate a possible impairment. Such evaluation of other intangible assets is initially based on undiscounted cash flow projections. Other key judgments in accounting for intangibles include useful life and classification between goodwill and indefinite-lived intangibles or other intangibles that require amortization.

The increase in intangible assets in 2010 compared with 2009 resulted from the acquisitions of GIS, BAS and I3, partially offset by amortization of intangible assets.

Amortization of intangible assets was  $421 million,  $426 million and  $473 million in 2010, 2009 and 2008, respectively. No impairment losses were recorded on intangible assets in 2010 or 2009.

The table below provides a breakdown of intangible assets by business.

Intangible assets – net carrying amount by business
(in millions)	Asset Management	Wealth Management	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Other	Total
Balance at Dec. 31, 2008	$2,595	$340	$302	$834	$699	$229	$857	$5,856
Acquisitions	111	-	-	11	-	-	-	122
Amortization	(219)	(45)	(28)	(81)	(27)	(25)	(1)	(426)
Foreign exchange translation	44	-	1	2	2	(1)	-	48
Transferred to discontinued operations	-	-	-	-	-	-	(4)	(4)
Other (a)	(1)	-	6	(13)	-	-	-	(8)
Balance at Dec. 31, 2009	$2,530	$295	$281	$753	$674	$203	$852	$5,588
Acquisitions	5	10	470	13	47	-	-	545
Amortization	(201)	(36)	(47)	(83)	(29)	(23)	(2)	(421)
Foreign exchange translation	(9)	-	(2)	3	(1)	-	-	(9)
Other (a)	(2)	-	(5)	-	-	-	-	(7)
Balance at Dec. 31, 2010	$2,323	$269	$697	$686	$691	$180	$850	$5,696
(a)	Other changes in intangible assets include purchase price adjustments and certain other reclassifications.

Intangible assets	Dec. 31, 2010				Dec. 31, 2009
(in millions)	Gross carrying amount	Accumulated amortization	Net carrying amount	Remaining weighted average amortization period	Gross carrying amount	Accumulated amortization	Net carrying amount
Subject to amortization:
Customer relationships-Asset and Wealth Management	$2,102	$(983)	$1,119	12 yrs.	$2,060	$(724)	$1,336
Customer contracts-Institutional services	2,566	(736)	1,830	15 yrs.	2,039	(561)	1,478
Deposit premiums	49	(45)	4	3 yrs.	49	(41)	8
Other	85	(41)	44	6 yrs.	98	(30)	68
Total subject to amortization	4,802	(1,805)	2,997	14 yrs.	4,246	(1,356)	2,890
Not subject to amortization: (a)
Trade name	1,375	N/A	1,375	N/A	1,368	N/A	1,368
Customer relationships	1,314	N/A	1,314	N/A	1,320	N/A	1,320
Other	10	N/A	10	N/A	10	N/A	10
Total not subject to amortization	2,699	N/A	2,699	N/A	2,698	N/A	2,698
Total intangible assets	$7,501	$(1,805)	$5,696	N/A	$6,944	$(1,356)	$5,588
(a)	Intangible assets not subject to amortization have an indefinite life.

Estimated annual amortization expense for current intangibles for the next five years is as follows:

For the year ended Dec. 31,	Estimated amortization expense (in millions)
2011	$428
2012	398
2013	348
2014	310
2015	278

Other assets	12 Months Ended
Dec. 31, 2010
Other assets

Note 8—Other assets

Other assets	Dec. 31,
(in millions)	2010	2009
Corporate/bank owned life insurance	$4,071	$3,900
Accounts receivable	3,506	3,528
Income taxes receivable	2,826	1,867
Equity in joint ventures and other investments (a)	2,818	2,816
Fails to deliver	1,428	911
Software	896	595
Prepaid expenses	834	1,089
Prepaid pension assets	732	714
Fair value of hedging derivatives	709	408
Due from customers on acceptances	424	502
Other	546	407
Total other assets	$18,790	$16,737
(a)	Includes Federal Reserve Bank stock of $400 million and $397 million, respectively, at cost.

Seed capital and private equity investments valued using net asset value per share

In our Asset Management business, we manage investment assets, including equities, fixed income, money market and alternative investment funds for institutions and other investors; as part of that activity we make seed capital investments in certain funds. Seed capital is included in trading assets, securities available-for-sale and other assets depending on the nature of the investment. BNY Mellon also holds private equity investments, which consist of investments in private equity funds, mezzanine financings and direct equity investments. Private equity investments are included in other assets. Consistent with our policy to focus on our core activities, we continue to reduce our exposure to private equity investments.

The fair value of these investments has been estimated using the net asset value (“NAV”) per share of BNY Mellon’s ownership interest in the funds. The table below presents information about BNY Mellon’s investments in seed capital and private equity investments.

Seed capital and private equity investments valued using NAV – Dec. 31, 2010
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Hedge funds (a)	$23	$-	Monthly-quarterly	3 - 45 days
Private equity funds (b)	143	27	N/A	N/A
Other funds (c)	74	-	Monthly-yearly	(c	)
Total	$240	$27
(a)	Hedge funds include multi-strategy funds that utilize a variety of investment strategies and equity long-short hedge funds that include various funds that invest over both long-term and short-term investment horizons.
(b)	Private equity funds primarily include numerous venture capital funds that invest in various sectors of the economy. Private equity funds do not have redemption rights. Distributions from such funds will be received as the underlying investments in the funds are liquidated.
(c)	Other funds primarily include market neutral, leveraged loans, real estate and structured credit funds.

Deposits	12 Months Ended
Dec. 31, 2010
Deposits

Note 9—Deposits

The aggregate amount of time deposits in denominations of  $100,000 or greater was approximately  $35.3 billion at Dec. 31, 2010, and  $34.0 billion at Dec. 31, 2009. At Dec. 31, 2010, the scheduled maturities of all time deposits for the years 2011 through 2015 and 2016 and thereafter are as follows:  $35.4 billion;  $15 million;  $2 million;  $19 million;  $3 million; and  $4 million, respectively.

Net interest revenue	12 Months Ended
Dec. 31, 2010
Net interest revenue

Note 10—Net interest revenue

Net interest revenue
(in millions)	2010	2009	2008
Interest revenue
Non-margin loans	$738	$874	$1,027
Margin loans	88	69	183
Securities:
Taxable	1,944	1,718	2,210
Exempt from federal income taxes	25	30	35
Total securities	1,969	1,748	2,245
Other short-term investments-U.S. government-backed commercial paper	-	9	71
Deposits in banks	554	683	1,753
Deposits with the Federal Reserve and other central banks	49	43	27
Federal funds sold and securities purchased under resale agreements	64	31	149
Trading assets	71	50	69
Total interest revenue	3,533	3,507	5,524
Interest expense
Deposits in domestic offices	46	54	328
Deposits in foreign offices	148	117	1,437
Borrowings from Federal Reserve related to ABCP	-	7	53
Federal funds purchased and securities sold under repurchase agreements	43	-	46
Trading liabilities	21	11	4
Other borrowed funds	44	31	86
Customer payables	6	6	69
Long-term debt	300	366	642
Total interest expense	608	592	2,665
Net interest revenue	$2,925	$2,915	$2,859

Other noninterest expense	12 Months Ended
Dec. 31, 2010
Other noninterest expense

Note 11—Other noninterest expense

The following table provides a breakdown of other noninterest expense presented on the consolidated income statement.

Other noninterest expense
(in millions)	2010	2009	2008
Clearing	$127	$117	$80
Communications	140	115	127
Support agreement charges	(7)	(15)	894
Other (a)	800	737	801
Total other	$1,060	$954	$1,902
(a)	Includes a $164 million special litigation reserve recorded in 2010 and $61 million of FDIC special assessment recorded in 2009.

In 2010 and 2009, we recorded credits to support agreement charges of  $7 million and  $15 million, respectively. These credits reflect a reduction in the support agreement reserve, primarily due to improved pricing of Lehman securities. At Dec. 31, 2010, the value of Lehman securities increased to approximately 23.0% from 19.5% at Dec. 31, 2009.

In 2008, we recorded support agreement charges of  $894 million. In response to market events in 2008, we voluntarily provided support to clients invested in money market mutual funds, cash sweep funds and similar collective funds managed by our affiliates, as well as clients invested in funds within our securities lending business. These support agreements were designed to enable these funds to continue to operate at a stable net asset value.

Restructuring charges	12 Months Ended
Dec. 31, 2010
Restructuring charges

Note 12—Restructuring charges

Global location strategy

BNY Mellon continues to execute its global location strategy. This strategy includes migrating positions to our global growth centers and is expected to result in moving and/or eliminating approximately 3,000 positions. In 2009, we recorded a pre-tax restructuring charge of  $139 million related to this strategy. This charge was comprised of  $102 million for severance costs and  $37 million primarily for asset write-offs and expense related to the closing of offices. In 2010, we recorded additional charges of  $35 million associated with the global location strategy. The charge recorded in 2010 was comprised of  $29 million for severance costs and  $6 million primarily for asset write-offs and expense related to the closing of offices.

Severance payments related to these positions are primarily paid over the salary continuance period in accordance with the separation plan.

Workforce reduction program

In the fourth quarter of 2008, we announced that, due to weakness in the global economy, we would reduce our workforce by an estimated 1,800 positions, and as a result, recorded a pre-tax restructuring charge of  $181 million. In 2010, we recorded a recovery of  $7 million associated with this workforce reduction program.

We completed this program in 2010. Severance payments related to positions covered by this program are primarily paid over the salary continuance period in accordance with the separation plan.

The restructuring charges are recorded as a separate line on the income statement. The following tables present the activity in the restructuring reserves through Dec. 31, 2010.

Global location strategy 2009 – restructuring charge reserve activity (in millions)	Severance	Asset write-offs/other	Total
Original restructuring charge	$102	$37	$139
Utilization	-	(23)	(23)
Balance at Dec. 31, 2009	102	14	116
Additional charges	29	6	35
Utilization	(50)	(1)	(51)
Balance at Dec. 31, 2010	$81	$19	$100

Workforce reduction program 2008 – restructuring charge reserve activity (in millions)	Severance	Stock-based incentive acceleration	Other compensation costs	Other non-personnel expenses	Total
Original restructuring charge	$166	$9	$5	$1	$181
Additional charges/(recovery)	4	(2)	(1)	10	11
Utilization	(105)	(7)	(4)	(11)	(127)
Balance at Dec. 31, 2009	$65	$-	$-	$-	$65
Additional (recovery)	(7)	-	-	-	(7)
Utilization	(42)	-	-	-	(42)
Balance at Dec. 31, 2010	$16	$-	$-	$-	$16

The restructuring charges were recorded in the Other business as these restructurings were corporate initiatives and not directly related to the operating performance of these businesses. The tables below present the restructuring charges if they had been allocated by business.

Global location strategy 2009 – restructuring charge by business			Total charges since inception
(in millions)	2010	2009
Asset management	$13	$32	$45
Asset servicing	14	34	48
Issuer services	-	18	18
Wealth management	2	8	10
Treasury services	12	8	20
Clearing services	-	8	8
Other (including Business Partners)	(6)	31	25
Total restructuring charge	$35	$139	$174

Workforce reduction program 2008 – restructuring charge by business				Total charges since inception
(in millions)	2010	2009	2008
Asset management	$(5)	$9	$64	$68
Asset servicing	-	(4)	34	30
Issuer services	(2)	(2)	15	11
Wealth management	-	-	13	13
Treasury services	-	4	6	10
Clearing services	-	-	6	6
Other (including
Business Partners)	-	4	43	47
Total restructuring charge	$(7)	$11	$181	$185

Income taxes	12 Months Ended
Dec. 31, 2010
Income taxes

Note 13—Income taxes

Provision (benefit) for income taxes from continuing operations	Year ended Dec. 31,
(in millions)	2010	2009	2008
Federal	$(670)	$289	$840
Foreign	408	185	488
State and local	110	101	420
Total current tax expense	(152)	575	1,748
Deferred taxes:
Federal	1,278	(1,676)	(860)
Foreign	(75)	-	(1)
State and local	(4)	(294)	(396)
Total deferred tax expense (benefit)	1,199	(1,970)	(1,257)
Provision (benefit) for income taxes	$1,047	$(1,395)	$491

The components of income (loss) before taxes are as follows:

Components of income (loss) before taxes	Year ended Dec. 31,
(in millions)	2010	2009	2008
Domestic	$2,363	$(3,022)	$217
Foreign	1,331	814	1,729
Income (loss) before taxes	$3,694	$(2,208)	$1,946

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2010	2009
Depreciation and amortization	$2,366	$2,725
Lease financings	1,093	1,197
Pension obligation	190	277
Securities valuation	(102)	(2,112)
Reserves not deducted for tax	(523)	(736)
Credit losses on loans	(409)	(368)
Net operating loss carryover	(112)	(163)
Other assets	(202)	(838)
Other liabilities	341	738
Tax credit carryforward	(45)	-
Net deferred tax liability	$2,597	$720

As of Dec. 31, 2010, we have net operating loss carryfowards for state and local income tax purposes of  $1.8 billion which will expire in 2029. In addition, we have alternative minimum tax credit carryforwards of  $45 million with an indefinite life. We have not recorded a valuation allowance because we expect to realize our deferred tax assets including these carryovers.

As of Dec. 31, 2010, we had approximately  $2.7 billion of earnings attributable to foreign subsidiaries that have been permanently reinvested abroad and for which no provision has been recorded for income tax that would occur if repatriated. It is not practicable at this time to determine the income tax liability that would result upon repatriation of these earnings.

The following table presents a reconciliation of the statutory federal income tax rate to our effective income tax rate applicable to income from continuing operations.

Effective tax rate	Year ended Dec. 31,
	2010	2009	2008
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	2.4	4.5	4.0
Credit for low-income housing investments	(1.8)	2.6	(2.7)
Tax-exempt income	(2.3)	2.9	(3.4)
Foreign operations	(5.2)	3.5	(13.0)
Tax settlements	-	4.0	6.8
Tax loss on mortgages	-	10.8	-
Other – net	0.2	(0.1)	(1.5)
Effective rate	28.3%	63.2%	25.2%

Unrecognized tax positions
(in millions)	2010	2009	2008
Beginning balance at Jan. 1, – gross	$335	$189	$977
Unrecognized tax benefits acquired	-	-	(2)
Prior period tax positions:
Increases	97	225	832
Decreases	(60)	(30)	(155)
Current period tax positions	41	10	75
Settlements	(119)	(58)	(1,538)
Statute expiration	(5)	(1)	-
Ending balance at Dec. 31, – gross	$289	$335	$189

Our total tax reserves as of Dec. 31, 2010, were  $289 million compared with  $335 million at Dec. 31, 2009. If these tax reserves were unnecessary,  $232 million would affect the effective tax rate in future periods. We recognize accrued interest and penalties, if applicable, related to income taxes in income tax expense. Included in the balance sheet at Dec. 31, 2010, is accrued interest, where applicable, of  $52 million. The additional tax expense related to interest for the year ended Dec. 31, 2010, was  $9 million compared with  $89 million for the year ended Dec. 31, 2009.

Our federal consolidated income tax returns are closed to examination through 2002. Our New York State and New York City return examinations have been completed through 2008. Our United Kingdom income tax returns are closed through 2007.

Extraordinary (loss) - consolidation of commercial paper conduit	12 Months Ended
Dec. 31, 2010
Extraordinary (loss) - consolidation of commercial paper conduit

Note 14—Extraordinary (loss) – consolidation of commercial paper conduit

At the end of 2008, we called the first loss notes of Old Slip, making us the primary beneficiary and triggering the consolidation of this commercial paper conduit. The consolidation of this conduit resulted in the recognition of extraordinary losses (non-cash accounting charges) of  $26 million after-tax, or  $0.02 per common share in 2008.

Long-term debt	12 Months Ended
Dec. 31, 2010
Long-term debt

Note 15—Long-term debt

Long-term debt	Dec. 31, 2010			Dec. 31, 2009
(in millions)	Rate	Maturity	Amount	Rate	Amount
Senior debt:
Fixed rate	2.50-6.92%	2011-2020	$9,354	3.10-6.92%	$7,949
Floating rate	0.10-0.57%	2012-2038	1,475	0.05-0.69%	2,869
Subordinated debt (a)	4.40-7.50%	2011-2033	4,037	4.40-7.40%	4,795
Junior subordinated debentures (a)	5.95-7.78%	2026-2043	1,651	5.95-7.78%	1,621
Total			$16,517		$17,234
(a)	Fixed rate.

The aggregate amounts of notes and debentures that mature during the next five years for BNY Mellon are as follows: 2011 –  $1.30 billion , 2012 –  $3.45 billion, 2013 –  $1.61 billion, 2014 –  $2.27 billion and 2015 –  $1.43 billion. At Dec. 31, 2010, subordinated debt aggregating  $845 million will be redeemable at our option as follows: 2011 –  $592 million, 2012 –  $144 million, and after 2012 –  $109 million.

Junior subordinated debentures

Wholly owned subsidiaries of BNY Mellon (the “Trusts”) have issued cumulative Company-Obligated Mandatory Redeemable Trust Preferred Securities of Subsidiary Trust Holding Solely Junior Subordinated Debentures (“Trust Preferred Securities”). The sole assets of each trust are junior subordinated deferrable interest debentures of BNY Mellon whose maturities and interest rates match the Trust Preferred Securities. Our obligations under the agreements that relate to the Trust Preferred Securities, the Trusts and the debentures constitute a full and unconditional guarantee by us of the Trusts’ obligations under the Trust Preferred Securities. The assets for Mellon Capital IV are currently (i) our remarketable 6.044% junior subordinated notes due 2043, and (ii) interests in stock purchase contracts between Mellon Capital IV and us. On the “stock purchase date,” as defined in the prospectus supplement for the Trust Preferred Securities of Mellon Capital IV, the sole assets of the trust will be shares of a series of our non-cumulative perpetual preferred stock.

The following table sets forth a summary of the Trust Preferred Securities issued by the Trusts as of Dec. 31, 2010:

Trust Preferred Securities at Dec. 31, 2010		Interest	Assets	Due	Call	Call
(dollar amounts in millions)	Amount	rate	of trust (a)	date	date	price
BNY Institutional Capital Trust A	$300	7.78%	$309	2026	2006	102.33	% (b)
BNY Capital IV	200	6.88	206	2028	2004	Par
BNY Capital V	350	5.95	361	2033	2008	Par
MEL Capital III (c)	311	6.37	300	2036	2016	Par
MEL Capital IV	500	6.24	500	-	2012	Par
Total	$1,661		$1,676
(a)	Junior subordinated debentures and interest in stock purchase contracts for Mellon Capital IV.
(b)	Call price decreases ratably to par in the year 2016.
(c)	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $1.55 to £1, the rate of exchange on Dec. 31, 2010.

We have the option to shorten the maturity of BNY Capital IV to 2013 or extend the maturity to 2047. The BNY Capital Preferred Trust Securities have been converted to floating rate via interest rate swaps.

Securitizations and variable interest entities	12 Months Ended
Dec. 31, 2010
Securitizations and variable interest entities

Note 16—Securitizations and variable interest entities

Variable Interest Entities

Accounting guidance on the consolidation of Variable Interest Entities (“VIEs”), is included in ASC 810, Consolidation, and ASU 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

Effective Jan. 1, 2010, the FASB approved ASU 2010-10 “Amendments for Certain Investment Funds,” which defers the requirements of ASU 2009-17 for asset managers’ interests in entities that apply the specialized accounting guidance for investment companies or that have the attributes of investment companies and for interests in money market funds.

Accounting guidance on the consolidation of VIEs applies to certain entities in which the equity investors:

·	do not have sufficient equity at risk for the entity to finance its activities without additional financial support, and
·	lack one or more of the following characteristics of a controlling financial interest:
·	The power through voting rights or similar rights, to direct the activities of an entity that most significantly impact the entity’s economic performance (ASU 2009-17 model).
·	The direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights (ASC 810 model).
·	The obligation to absorb the expected losses of the entity.
·	The right to receive the expected residual returns of the entity.

BNY Mellon’s VIEs generally include retail, institutional and alternative investment funds offered to its retail and institutional customers in which it acts as the fund’s investment manager. BNY Mellon earns management fees on these funds as well as performance fees in certain funds. It may also provide start-up capital in its new funds. These VIEs are included in the scope of ASU 2010-10 and are reviewed for consolidation based on the guidance in ASC 810.

BNY Mellon applies ASC 810 to its mutual funds, hedge funds, private equity funds, collective investment funds and real estate investment trusts. If these entities are determined to be VIEs, primary beneficiary calculations are prepared in accordance with ASC 810 to determine whether or not BNY Mellon is the primary beneficiary and required to consolidate the VIE. The primary beneficiary of a VIE is the party that absorbs a majority of the variable interests’ expected losses, receives a majority of its expected residual returns or both.

The primary beneficiary calculations include estimates of ranges and probabilities of losses and returns from the funds. The calculated expected gains and expected losses are allocated to the variable interest holders of the funds, which are generally the fund’s investors and which may include BNY Mellon, in order to determine which entity is required to consolidate the VIE, if any.

BNY Mellon has other VIEs, including securitization trusts, which are no longer considered QSPEs, and CLOs, in which BNY Mellon serves as the investment manager. In addition, we provide trust and custody services for a fee to entities sponsored by other corporations in which we have no other interest. These VIEs are evaluated under the guidance included in ASU 2009-17. BNY Mellon has two securitizations and several CLOs, which are assessed for consolidation in accordance with ASU 2009-17.

The primary beneficiary of these VIEs is the entity whose variable interests provide it with a controlling financial interest, which includes the power to direct the activities that most significantly impact the VIE’s economic performance and the obligation to absorb losses of the VIE or the right to receive benefits of the VIE that could potentially be significant to the VIE.

In order to determine if it has a controlling financial interest in these VIEs, BNY Mellon assesses the VIE’s purpose and design along with the risks it was designed to create and pass through to its variable interest holders. We also assess our involvement in the VIE and the involvement of any other variable interest holders in the VIE.

Generally, as the sponsor and the manager of its VIEs, BNY Mellon has the power to control the activities that significantly impact the VIE’s economic performance. Both a qualitative and quantitative analysis of BNY Mellon’s variable interests are performed to determine if BNY Mellon has the obligation to absorb losses of the VIE or the right to receive benefits of the VIE that could potentially be significant to the VIE. The analyses included assessments related to the expected performance of the VIEs and its related impact on BNY Mellon’s seed capital, management fees or residual interests in the VIEs. We also assess any potential impact the VIE’s expected performance has on our performance fees.

The following table presents the incremental assets and liabilities included in BNY Mellon’s consolidated financial statements, after applying intercompany eliminations, as of Dec. 31, 2010, based on the assessments performed in accordance with ASC 810 and ASU 2009-17. The net assets of any consolidated VIE are solely available to settle the liabilities of the VIE and to settle any investors’ ownership liquidation requests, including any seed capital invested in the VIE by BNY Mellon.

Investments consolidated under ASC 810 at Dec. 31, 2010
(in millions)	Asset Management funds	Securitizations	Total consolidated investments
Available for sale	$-	$483	$483
Trading assets	14,121	-	14,121
Other assets	645	-	645
Total assets	$14,766	$483	$15,249
Trading liabilities	13,561	-	13,561
Other liabilities	2	386	388
Total liabilities	$13,563	$386	$13,949
Noncontrolling interests	$699	$-	$699

BNY Mellon voluntarily provided capital support agreements to certain VIEs (see below). With the exception of these agreements, we are not contractually required to provide financial or any other support to any of our VIEs. Additionally, creditors of any consolidated VIEs do not have any recourse to the general credit of BNY Mellon.

Non-consolidated VIEs

As of Dec. 31, 2010, the following assets related to the VIEs, where BNY Mellon is not the primary beneficiary, are included in its consolidated financial statements.

Non-consolidated VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Trading	$24	$-	$24
Other	34	-	34
Total	$58	$-	$58

The maximum loss exposure indicated in the above table relates solely to BNY Mellon’s seed capital or residual interests invested in the VIEs.

Credit supported VIEs

BNY Mellon voluntarily provided limited credit support to certain money market, collective, commingled and separate account funds (the “Funds”). Entering into such support agreements represents an event under ASC 810, and is subject to its interpretations.

In analyzing the Funds for which credit support was provided, it was determined that interest rate risk and credit risk are the two main risks that the Funds are designed to create and pass through to their investors. Accordingly, interest rate and credit risk were analyzed to determine if BNY Mellon was the primary beneficiary of each of the Funds.

BNY Mellon’s analysis of the credit risk variability and interest rate risk variability associated with the supported Funds resulted in BNY Mellon not being the primary beneficiary and therefore the Funds were not consolidated.

The table below shows the financial statement items related to non-consolidated VIEs to which we have provided credit support agreements at Dec. 31, 2010, and Dec. 31, 2009.

Credit supported VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Other	$-	$-	$13

Credit supported VIEs at Dec. 31, 2009 (in millions)	Assets	Liabilities	Maximum loss exposure
Other	$-	$14	$40

Consolidated credit supported VIEs

Certain funds have been created solely with securities that are subject to credit support agreements where we have agreed to absorb the majority of loss. Accordingly, these funds have been consolidated into BNY Mellon and have affected the following financial statement items at Dec. 31, 2010, and Dec. 31, 2009.

Consolidated credit supported VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Available-for-sale	$53	$-	$53
Other	-	126	51
Total	$53	$126	$104

Consolidated credit supported VIEs at Dec. 31, 2009 (in millions)	Assets	Liabilities	Maximum loss exposure
Available-for-sale	$47	$-	$47
Other	-	190	46
Total	$47	$190	$93

The maximum loss exposure shown above for the credit support agreements provided to BNY Mellon’s VIEs primarily reflects a complete loss on the Lehman Brothers Holdings Inc. securities for BNY Mellon’s clients that accepted our offer of support. As of Dec. 31, 2010, BNY Mellon recorded  $126 million in liabilities related to its VIEs for which credit support agreements were provided.

Shareholders' equity	12 Months Ended
Dec. 31, 2010
Shareholders' equity

Note 17—Shareholders’ equity

BNY Mellon has 3.5 billion authorized shares of common stock with a par value of  $0.01 per share, 100 million authorized shares of preferred stock with a par value of  $0.01 per share. At Dec. 31, 2010, 1,241,530,195 shares of common stock were outstanding. There were no shares of preferred stock outstanding at Dec. 31, 2010.

In June 2010, BNY Mellon priced 25.9 million common shares in an underwritten public offering, at  $27.00 per common share. In connection with this offering, BNY Mellon entered into a forward sale agreement with a forward purchaser, who borrowed and sold to the public through the underwriters shares of the Company’s common stock. BNY Mellon settled the forward sale agreement in September 2010 and received net proceeds of  $677 million from this transaction.

Troubled Asset Relief Program

In 2008, BNY Mellon issued and sold to the U.S. Treasury  $3 billion of preferred stock and a warrant to purchase shares of common stock in accordance with the terms of the Troubled Asset Relief Program Capital Purchase Program.

In 2009, BNY Mellon repurchased the Series B preferred stock for its  $3 billion liquidation value. BNY Mellon recorded an after-tax redemption charge of  $196.5 million in 2009, representing the difference between the amortized cost of the Series B preferred stock and the repurchase price.

Also in 2009, BNY Mellon repurchased for  $136 million the warrant for 14,516,129 shares of our common stock.

Common stock repurchase program

On Dec. 18, 2007, our Board of Directors authorized the repurchase of up to 35 million shares of common stock. There were no shares repurchased under this program in 2010. At Dec. 31, 2010, 33.8 million shares were available for repurchase under the December 2007 program. There is no expiration date on this repurchase program.

Capital adequacy

Regulators establish certain levels of capital for bank holding companies and banks, including BNY Mellon and our bank subsidiaries, in accordance with established quantitative measurements. For the Parent to maintain its status as a financial holding company, our bank subsidiaries must, among other things, qualify as well capitalized. In addition, major bank holding companies such as the Parent are expected by the regulators to be well capitalized.

As of Dec. 31, 2010 and 2009, the Parent and our bank subsidiaries were considered well capitalized on the basis of the ratios (defined by regulation) of Total and Tier 1 capital to risk-weighted assets and leverage (Tier 1 capital to average assets).

The following tables present the components of our Tier 1 and total risk-based capital, as well as our consolidated and largest bank subsidiary capital ratios at Dec. 31, 2010 and 2009.

Components of Tier 1 and total risk-based capital (a) (in millions)	Dec. 31,
	2010	2009
Tier 1 capital:
Common shareholders’ equity	$32,354	$28,977
Trust preferred securities	1,676	1,686
Adjustments for:
Goodwill and other intangibles (b)	(21,297)	(19,437)
Pensions/cash flow hedges	1,053	1,070
Securities valuation allowance	(170)	619
Merchant banking investment	(19)	(32)
Total Tier 1 capital	13,597	12,883
Tier 2 capital:
Qualifying unrealized gains on equity securities	5	3
Qualifying subordinated debt	2,381	3,429
Qualifying allowance for credit losses	571	665
Total Tier 2 capital	2,957	4,097
Total risk-based capital	$16,554	$16,980
Total risk-weighted assets	$101,407	$106,328
(a)	On a regulatory basis as determined under Basel 1 guidelines and including discontinued operations.
(b)	Reduced by deferred tax liabilities associated with non-tax deductible identifiable intangible assets of $1,625 million at Dec. 31, 2010, and $1,680 million at Dec. 31, 2009, and deferred tax liabilities associated with tax deductible goodwill of $816 million at Dec. 31, 2010, and $720 million at Dec. 31, 2009.

Consolidated and largest bank subsidiary capital ratios (a)	Dec. 31,
	2010	2009
Consolidated capital ratios:
Tier 1	13.4%	12.1%
Total capital	16.3	16.0
Leverage	5.8	6.5
Largest bank capital ratios:
Tier 1	11.4%	11.2%
Total capital	15.3	15.0
Leverage	5.3	6.3
(a)	For a banking institution to qualify as “well capitalized”, its Tier 1, Total (Tier 1 plus Tier 2) and leverage capital ratios must be at least 6%, 10% and 5%, respectively. To qualify as “adequately capitalized”, Tier 1, Total and leverage capital ratios must be at least 4%, 8% and 3%, respectively.

At Dec. 31, 2010, we had  $1,676 million of trust preferred securities outstanding, net of issuance costs, all of which qualified as Tier 1 capital.

If a bank holding company or bank fails to qualify as “adequately capitalized,” regulatory sanctions and limitations are imposed. At Dec. 31, 2010, the amounts of capital by which BNY Mellon and our largest bank subsidiary, The Bank of New York Mellon, exceed the well capitalized guidelines are as follows:

Capital above guidelines at Dec. 31, 2010 (in millions)	Consolidated	The Bank of New York Mellon
Tier 1 capital	$7,512	$4,667
Total capital	6,413	4,519
Leverage	1,802	592

Comprehensive results	12 Months Ended
Dec. 31, 2010
Comprehensive results

Note 18—Comprehensive results

	Foreign currency translation		ASC 820 Adjustments		Unrealized gain (loss) on assets available for sale	Unrealized gain (loss) on cash flow hedges (a)	Total accumulated unrealized gain (loss)
			Pensions	Other post- retirement benefits
2008 beginning balance, net of tax (expense) benefit	$11		$(148)	$(73)	$(342)	$3	$(549)
Change in 2008, net of tax (expense) benefit of $(113), $566, $(6), $3,359, $(1), $3,805	(374)		(808)	7	(4,694)	45	(5,824)
Reclassification adjustment, net of tax (expense) benefit of $ -, $ -, $ -, $(645), $1, $(644)	-		-	-	983	(11)	972
2008 total unrealized gain (loss)	(374)		(808)	7	(3,711)	34	(4,852)
2008 ending balance, net of tax (expense) benefit	$(363)		$(956)	$(66)	$(4,053)	$37	$(5,401)
Adjustments for the cumulative effect of applying ASC 320, net of taxes of $-, $-, $-, $470, $-, $470	-		-	-	(676)	-	(676)
Adjusted balance at Jan. 1, 2009	(363)		(956)	(66)	(4,729)	37	(6,077)
Change in 2009, net of tax (expense) benefit of $(82), $14, $(34), $(489), $(1), $(592)	227		(46)	(1)	762	(16)	926
Reclassification adjustment, net of tax (expense) benefit $-, $-, $-, $(2,022), $-, $(2,022)	-		-	-	3,348	(32)	3,316
2009 total unrealized gain (loss)	227		(46)	(1)	4,110	(48)	4,242
2009 ending balance, net of tax (expense) benefit	$(136)		$(1,002)	$(67)	$(619)	$(11)	$(1,835)
Adjustments for the cumulative effect of applying ASC 810	-		-	-	24	-	24
Adjusted balance at Jan. 1, 2010	(136)		(1,002)	(67)	(595)	(11)	(1,811)
Change in 2010, net of tax (expense) benefit of $(68), $15, $(3), $(469), $-, $(525)	(319)		9	12	747	12	461
Reclassification/other adjustment, net of tax (expense) benefit $ -, $ -, $ -, $12, $2, $14	(18	) (b)	-	-	18 (b)	(5)	(5)
2010 total unrealized gain (loss)	(337)		9	12	765	7	456
2010 ending balance, net of tax (expense) benefit	$(473)		$(993)	$(55)	$170	$(4)	$(1,355)
(a)	Includes unrealized gain (loss) on foreign currency cash flow hedges of $- million, $(1) million and $7 million at Dec. 31, 2010, Dec. 31, 2009 and Dec. 31, 2008, respectively.
(b)	Includes a net reclassification adjustment of $14 million to retained earnings from other comprehensive income.

Stock-based compensation	12 Months Ended
Dec. 31, 2010
Stock-based compensation

Note 19—Stock–based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees of BNY Mellon. At Dec. 31, 2010, under the Long-Term Incentive Plan approved in April 2008, we may issue 33,594,759 new options. Of this amount, 18,986,212 shares may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled  $25 million in 2010 and  $16 million in 2009, respectively.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant.

The compensation cost that has been charged against income was  $87 million,  $86 million and  $108 million for 2010, 2009 and 2008, respectively. The total income tax benefit recognized in the income statement was  $35 million,  $35 million and  $44 million for 2010, 2009 and 2008, respectively.

We used a lattice-based binomial method to calculate the fair value on the date of grant. The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2010	2009	2008
Dividend yield	2.2%	3.1%	2.2%
Expected volatility	32	34	27
Risk-free interest rate	2.94	2.22	2.91
Expected option lives (in years)	6.6	5.9	5.5

For 2010 and 2009, assumptions were determined as follows:

·	Expected volatilities are based on implied volatilities from traded options on our stock, historical volatility of our stock, and other factors.
·	We use historical data to estimate option exercises and employee terminations within the valuation model.
·	The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant.
·	The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

A summary of the status of our options as of Dec. 31, 2010, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2009	95,087,155	36.36
Granted	13,745,030	30.25
Exercised	(1,459,030)	21.58
Canceled	(14,832,684)	39.31
Balance at Dec. 31, 2010	92,540,471	$35.21	5.2
Vested and expected to vest at Dec. 31, 2010	91,733,097	35.28	5.2
Exercisable at Dec. 31, 2010	62,801,038	37.93	3.7

Stock options outstanding at Dec. 31, 2010

	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2010	Weighted- average remaining contractual life (in years)	Weighted- average exercise price	Exercisable at Dec. 31, 2010	Weighted- average exercise price
$ 18 to 31	37,578,663	6.84	$25.13	15,031,644	$25.18
31 to 41	26,633,896	4.38	$37.11	24,744,764	$36.91
41 to 51	23,189,116	4.56	$44.51	17,885,834	$44.52
51 to 60	5,138,796	0.12	$57.24	5,138,796	$57.24
$ 18 to 60	92,540,471	5.19	$35.21	62,801,038	$37.93
(a)	At Dec. 31, 2009 and 2008, 65,703,148 and 66,280,895 options were exercisable at an average price per common share of $38.96 and $38.71, respectively.

Aggregate intrinsic value of options (in millions)	2010	2009	2008
Outstanding at Dec. 31,	$193	$167	$31
Exercisable at Dec. 31,	$77	$26	$31

The weighted-average fair value of options at grant date was  $8.38 in 2010,  $4.59 in 2009 and  $10.33 in 2008.

The total intrinsic value of options exercised during the years ended Dec. 31, 2010, 2009 and 2008 was  $12 million,  $3 million and  $53 million, respectively.

As of Dec. 31, 2010, there was  $146 million of total unrecognized compensation cost related to nonvested options. The unrecognized compensation cost is expected to be recognized over a weighted-average period of two years.

Cash received from option exercises for the years ended Dec. 31, 2010, 2009 and 2008, was  $31 million,  $16 million and  $182 million, respectively. The actual tax benefit realized for the tax deductions from options exercised totaled  $1 million,  $4 million and  $14 million for the years ended Dec. 31, 2010, 2009 and 2008, respectively.

Restricted stock, restricted stock units (“RSU”) and Total Shareholder Return awards

Restricted stock and RSUs are granted under our Long-Term Incentive Plans at no cost to the recipient. These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

In March 2008, BNY Mellon granted Total Shareholder Return (“TSR”) awards. Under the terms of the TSR Performance share awards, a target award comprised of restricted stock was granted to an employee at the beginning of the three-year performance period beginning on Jan. 1, 2008 through Dec. 31, 2010. BNY Mellon’s actual TSR for the performance period is compared to the results of a peer group (weighted two-thirds) and an S&P 500 Financial Services Index (weighted one-third). Any dividends earned during the vesting period are held in escrow and are paid out at the end of the performance period along with the actual shares earned based on BNY Mellon’s performance relative to the two peer groups. There were 241,084 total TSR awards outstanding as of Dec. 31, 2010.

The fair value of restricted stock, RSUs and TSRs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period of one to seven years. The total compensation expense recognized for restricted stock, RSUs and TSRs was  $119 million,  $124 million and  $134 million recognized in 2010, 2009 and 2008, respectively.

The following table summarizes our nonvested restricted stock, RSU and TSR activity for 2010.

Nonvested restricted stock, RSUs and TSRs activity	Number of shares	Weighted- average fair value
Nonvested restricted stock, RSUs and TSRs at Dec. 31, 2009	10,538,540	$33.48
Granted	4,959,756	29.49
Vested	(3,427,013)	40.02
Forfeited	(751,507)	30.31
Nonvested restricted stock, RSUs and TSRs at Dec. 31, 2010	11,319,776	$29.96

As of Dec. 31, 2010,  $119 million of total unrecognized compensation costs related to nonvested restricted stock, RSUs and TSRs is expected to be recognized over a weighted-average period of approximately two years.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which are generally 3-5 years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.

Employee benefit plans	12 Months Ended
Dec. 31, 2010
Employee benefit plans

Note 20—Employee benefit plans

BNY Mellon has defined benefit and defined contribution retirement plans covering substantially all full-time and eligible part-time employees and other post-retirement plans providing healthcare benefits for certain retired employees.

Pension and post-retirement healthcare plans

The following tables report the combined data for our domestic and foreign defined benefit pension and post retirement healthcare plans.

	Pension Benefits				Healthcare Benefits
	Domestic		Foreign		Domestic		Foreign
(dollar amounts in millions)	2010	2009	2010	2009	2010	2009	2010	2009
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.71%	6.21%	5.29%	5.74%	5.71%	6.21%	5.40%	5.85%
Rate of compensation increase	3.50	3.50	4.47	4.64	3.50	3.50	-	-
Change in benefit obligation (a)
Benefit obligation at beginning of period	$(2,835)	$(2,559)	$(555)	$(365)	$(242)	$(269)	$(3)	$(2)
Service cost	(90)	(96)	(28)	(20)	(2)	(2)	-	-
Interest cost	(171)	(160)	(30)	(24)	(14)	(16)	-	-
Employee contributions	-	-	(1)	(1)	-	-	-	-
Amendments	26	-	(3)	-	-	-	-	-
Actuarial gain (loss)	(224)	(185)	(28)	(121)	5	21	-	-
(Acquisitions) divestitures	-	-	(11)	-	-	-	-	-
Benefits paid	155	165	10	10	21	24	-	-
Foreign exchange adjustment	N/A	N/A	20	(34)	N/A	N/A	-	(1)
Benefit obligation at end of period	(3,139)	(2,835)	(626)	(555)	(232)	(242)	(3)	(3)
Change in fair value of plan assets
Fair value at beginning of period	3,331	2,673	540	387	66	56	-	-
Actual return on plan assets	427	479	70	74	5	10	-	-
Employer contributions	25	344	21	50	21	24	-	-
Employee contributions	-	-	1	1	-	-	-	-
(Acquisitions) divestitures	-	-	10	-	-	-	-	-
Benefit payments	(155)	(165)	(10)	(10)	(21)	(24)	-	-
Foreign exchange adjustment	N/A	N/A	(21)	38	N/A	N/A	-	-
Fair value at end of period	3,628	3,331	611	540	71	66	-	-
Funded status at end of period	$489	$496	$(15)	$(15)	$(161)	$(176)	$(3)	$(3)
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	$1,582	$1,552	$177	$200	$56	$65	$(4)	$(6)
Prior service cost (credit)	(94)	(82)	3	-	(4)	(4)	-	-
Net initial obligation (asset)	-	-	-	-	8	12	-	-
Total (before tax effects)	$1,488	$1,470	$180	$200	$60	$73	$(4)	$(6)
(a)	The benefit obligation for pension benefits is the projected benefit obligation and for healthcare benefits, it is the accumulated benefit obligation.

Net periodic benefit cost (credit)	Pension Benefits							Healthcare Benefits
	Domestic				Foreign			Domestic			Foreign
(dollar amounts in millions)	2010	2009		2008	2010	2009	2008	2010	2009	2008	2010	2009	2008
Weighted-average assumptions as of Jan. 1:
Market-related value of plan assets	$3,861	$3,651		$3,706	$529	$459	$542	$76	$77	$77	N/A	N/A	N/A
Discount rate	6.21%	6.38%		6.38%	5.74%	6.18%	5.75%	6.21%	6.38%	6.38%	5.85%	6.25%	5.80%
Expected rate of return on plan assets	8.00	8.00		8.00	6.69	6.40	7.28	8.00	8.00	8.00	N/A	N/A	N/A
Rate of compensation increase	3.50	3.50		3.50	4.64	4.11	4.43	N/A	N/A	N/A	N/A	N/A	N/A
Components of net periodic benefit cost (credit):
Service cost	$90	$96		$84	$28	$20	$27	$2	$2	$3	$-	$-	$-
Interest cost	171	160		142	30	24	26	14	16	17	-	-	-
Expected return on assets	(303)	(295)		(290)	(37)	(32)	(37)	(6)	(6)	(6)	-	-	-
Amortization of:
Net initial obligation (asset)	-	-		-	-	-	-	4	4	4	-	-	-
Prior service cost (credit)	(14)	(14)		(10)	-	-	-	-	-	-	-	-	-
Net actuarial (gain) loss	71	26		11	11	3	3	5	5	5	(1)	(1)	-
Settlement (gain) loss	-	5		10	-	-	-	-	-	-	-	-	-
Other	-	(10)		14	-	-	-	-	-	-	-	-	-
Net periodic benefit cost (credit)	$15	$(32	)(a)	$(39)	$32	$15	$19	$19	$21	$23	$(1)	$(1)	$-
(a)	Includes discontinued operations.

Changes in other comprehensive (income) loss in 2010	Pension Benefits		Healthcare Benefits
(in millions)	Domestic	Foreign	Domestic	Foreign
Net loss (gain) arising during period	$101	$(10)	$(4)	$-
Recognition of prior years net (loss)	(71)	(11)	(5)	1
Prior service cost (credit) arising during period	(26)	3	-	-
Recognition of prior years’ service (cost) credit	14	-	-	-
Recognition of net initial (obligation) asset	-	-	(4)	-
Foreign exchange adjustment	N/A	(2)	N/A	1
Total recognized in other comprehensive (income) loss (before tax effects)	$18	$(20)	$(13)	$2

Amounts expected to be recognized in net periodic benefit cost (income) in 2011 (before tax effects)	Pension Benefits		Healthcare Benefits
(in millions)	Domestic	Foreign	Domestic	Foreign
(Gain) loss recognition	$109	$14	$4	$1
Prior service cost recognition	(16)	-	-	-
Net initial obligation (asset) recognition	-	-	4	-

	Domestic		Foreign
(in millions)	2010	2009	2010	2009
Pension benefits:
Prepaid benefit cost	$680	$681	$52	$33
Accrued benefit cost	(191)	(185)	(67)	(48)
Total pension benefits	$489	$496	$(15)	$(15)
Healthcare benefits:
Accrued benefit cost	$(161)	$(176)	$(3)	$(3)
Total healthcare benefits	$(161)	$(176)	$(3)	$(3)

The accumulated benefit obligation for all defined benefit plans was  $3.6 billion at Dec. 31, 2010, and  $3.2 billion at Dec. 31, 2009.

Plans with obligations in excess of plan assets	Domestic		Foreign
(in millions)	2010	2009	2010	2009
Projected benefit obligation	$212	$205	$32	$41
Accumulated benefit obligation	211	205	26	38
Fair value of plan assets	21	20	2	14

For information on pension assumptions see the “Critical accounting estimates” section.

Assumed healthcare cost trend—Domestic post-retirement healthcare benefits

The assumed healthcare cost trend rate used in determining benefit expense for 2011 is 8.00% decreasing to 5.00% in 2016. This projection is based on various economic models that forecast a decreasing growth rate of healthcare expenses over time. The underlying assumption is that healthcare expense growth cannot outpace gross national product (“GNP”) growth indefinitely, and over time a lower equilibrium growth rate will be achieved. Further, the growth rate assumed in 2016 bears a reasonable relationship to the discount rate.

An increase in the healthcare cost trend rate of one percentage point for each year would increase the accumulated post-retirement benefit obligation by  $14.9 million, or 6%, and the sum of the service and interest costs by  $0.9 million, or 6%. Conversely, a decrease in this rate of one percentage point for each year would decrease the benefit obligation by  $13.4 million, or 6%, and the sum of the service and interest costs by  $0.8 million, or 6%.

Assumed healthcare cost trend—Foreign post-retirement healthcare benefits

An increase in the healthcare cost trend rate of one percentage point for each year would increase the accumulated post-retirement benefit obligation by less than  $1 million and the sum of the service and interest costs by less than  $1 million. Conversely, a decrease in this rate of one percentage point for each year would decrease the benefit obligation by less than  $1 million and the sum of the service and interest costs by less than  $1 million.

Investment strategy and asset allocation

BNY Mellon is responsible for the administration of various pension and healthcare post-retirement benefits plans, both domestically and internationally. Prior to July 21, 2008, the plans were administered by The Bank of New York Company, Inc.’s and Mellon Financial Corporation’s respective Benefits Committees. Since July 21, 2008, the domestic plans have been administered by BNY Mellon’s Benefits Administration Committee (the “Committee”). Prior to July 21, 2008, the Benefits Committee was, and since July 21, 2008, BNY Mellon’s Benefits Administration Committee has been, a named fiduciary of the domestic plans. Subject to the following, at all relevant times, BNY Mellon’s Benefits Investment Committee, another named fiduciary to the Plan, is responsible for the investment of Plan assets. The Committee’s responsibilities include the investment of all domestic defined benefit plan assets, as well as the determination of investment options offered to participants in all domestic defined contribution plans. The Benefits Investment Committee conducts periodic reviews of investment performances, asset allocation and investment manager suitability.

Our investment objective for U.S. and foreign plans is to maximize total return while maintaining a broadly diversified portfolio for the primary purpose of satisfying obligations for future benefit payments.

Equities are the main holding of the plans. Alternative investments (including private equities) and fixed income securities provide diversification and, in certain cases, lower the volatility of returns. In general, equity securities and alternative investments within any domestic plan’s portfolio can be maintained in the range of 30% to 70% of total plan assets, fixed-income securities can range from 20% to 50% of plan assets and cash equivalents can be held in amounts ranging from 0% to 5% of plan assets. Actual asset allocation within the approved ranges varies from time to time based on economic conditions (both current and forecast) and the advice of professional advisors.

Our pension assets were invested as follows at Dec. 31, 2010 and 2009:

Asset allocations	Domestic		Foreign
	2010	2009	2010	2009
Equities	57%	55%	55%	54%
Fixed income	33	33	28	29
Private equities	3	3	-	-
Alternative investment	6	8	9	10
Real estate	-	-	3	4
Cash	1	1	5	3
Total pension benefits	100%	100%	100%	100%

We held no BNY Mellon Corporation stock in our pension plans at Dec. 31, 2009 and 2010. Assets of the U.S. post-retirement healthcare plan are invested in an insurance contract.

BNY Mellon expects to make cash contributions to fund its defined benefit pension plans in 2011 of  $26 million for the domestic plans and  $57 million for the foreign plans.

BNY Mellon expects to make cash contributions to fund its post-retirement healthcare plans in 2011 of  $21 million for the domestic plans and less than  $1 million for the foreign plans.

The following benefit payments for BNY Mellon’s pension and healthcare plans, which reflect expected future service as appropriate, are expected to be paid:

(in millions)	Domestic	Foreign
Pension benefits:
Year 2011	$172	$10
2012	174	9
2013	183	12
2014	194	11
2015	204	13
2016-2020	1,173	90
Total pension benefits	$2,100	$145
Healthcare benefits:
Year 2011	$21	$-
2012	21	-
2013	21	-
2014	22	-
2015	22	-
2016-2020	104	1
Total healthcare benefits	$211	$1

Effective Jan. 1, 2011, the U.S. pension plan was amended to reduce benefits earned by participants for service after 2010, and to freeze plan participation such that no new employees will enter the plan after Dec. 31, 2010.

Fair value measurement of plan assets

In accordance with ASC 715, BNY Mellon has established a three-level hierarchy for fair value measurements of its pension plan assets based upon the transparency of inputs to the valuation of an asset as of the measurement date. The valuation hierarchy is consistent with guidance in ASC 820 which is detailed in Note 23 to the Consolidated Financial Statements.

The following is a description of the valuation methodologies used for assets measured at fair value, as well as the general classification of such assets pursuant to the valuation hierarchy.

Cash and currency

This category consists primarily of foreign currency balances. Foreign currency is translated monthly based on current exchange rates.

Common and preferred stock and exchange traded funds

These types of securities are valued at the closing price reported in the active market in which the individual securities are traded, if available. Where there is no readily available market quotations, we determine fair value primarily based on pricing sources with reasonable levels of price transparency.

Venture capital investments and partnership interests

There are no readily available market quotations for these funds. The fair value of the investments is based on the Plan’s ownership percentage of the fair value of the underlying funds as provided by the fund managers. These funds are typically valued on a quarterly basis. The Plan’s venture capital investments and partnership interests are valued at NAV as a practical expedient for fair value.

Collective trust funds

There are no readily available market quotations for these funds. The fair value of the fund is based on the securities in the portfolio, which typically is the amount that the fund might reasonably expect to receive for the securities upon a sale. These funds are either valued on a daily or monthly basis.

Corporate debt and government obligations

Certain corporate debt and government obligations are valued at the closing price reported in the active market in which the bonds are traded. Other corporate debt and government obligations are valued based on yields currently available on comparable securities of issuers with similar credit ratings. When quoted prices are not available for identical or similar bonds, the bonds are valued using discounted cash flows that maximizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable, such as credit and liquidity risks.

U.S. Treasury securities

Treasury securities are valued at the closing price reported in the active market in which the individual security is traded.

Fund of funds

There are no readily available market quotations for these funds. The fair value of the fund is based on NAVs of the funds in the portfolio, which reflects the value of the underlying securities. The fair value of the underlying securities is typically the amount that the fund might reasonably expect to receive upon selling those hard to value or illiquid securities within the portfolios. For securities that are readily valued, fair value is the closing price at the end of the period. These funds are valued on a monthly basis.

The following tables present the fair value of each major category of plan assets as of Dec. 31, 2010, by captions and by ASC 820 valuation hierarchy (as described above).

Plan assets measured at fair value on a recurring basis—domestic plans at Dec. 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$1,181	$-	$1,181
Common and preferred stock	778	-	-	778
Corporate debt obligations	-	777	-	777
U.S. and sovereign government obligations	272	209	-	481
Fund of funds	-	159	134	293
Venture capital and partnership interests	-	-	115	115
Exchange traded funds	3	-	-	3
Total domestic plan assets, at fair value	$1,053	$2,326	$249	$3,628

Plan assets measured at fair value on a recurring basis—foreign plans at Dec. 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total fair value
Common stock	$234	$97	$-	$331
Sovereign government obligations	57	46	-	103
Corporate debt obligations	-	81	-	81
Cash and currency	26	-	-	26
Venture capital and partnership interests	-	-	41	41
Collective trust funds	-	29	-	29
Total foreign plan assets, at fair value	$317	$253	$41	$611

Plan assets measured at fair value on a recurring basis—domestic plans at Dec. 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$972	$-	$972
Corporate debt obligations	-	795	-	795
Common and preferred stock	718	-	-	718
U.S. and sovereign government obligations	374	96	-	470
Fund of funds	-	142	121	263
Venture capital and partnership interests	-	-	110	110
Exchange traded funds	3	-	-	3
Total domestic plan assets, at fair value	$1,095	$2,005	$231	$3,331

Plan assets measured at fair value on a recurring basis—foreign plans at Dec. 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$266	$-	$266
Common stock	176	-	-	176
Sovereign government obligations	39	-	-	39
Venture capital and partnership interests	-	-	36	36
Cash and currency	14	-	-	14
Corporate debt obligations	-	9	-	9
Total foreign plan assets, at fair value	$229	$275	$36	$540

At Dec. 31, 2010, BNY Mellon had  $351 million of pension and post retirement plan assets in alternative investment funds valued using net asset value. These investments are redeemable at net asset value under agreements with the underlying funds. These investments include  $125 million that contain a redemption provision which requires notice of 90 days.

Our alternative investment funds consist primarily of venture capital and partnership interests and hedge fund of funds. As of Dec. 31, 2010, there were  $41 million of unfunded commitments relating to our venture capital and partnership interests.

Changes in Level 3 fair value measurements

The table below includes a rollforward of the plan assets for the years ended Dec. 31, 2010 and 2009 (including the change in fair value), for financial instruments classified in Level 3 of the valuation hierarchy.

Fair value measurements using significant unobservable inputs—domestic plans—for the year ended Dec. 31, 2010
(in millions)	Fair value at Dec. 31, 2009	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2010	Changes in unrealized gains and (losses) related to plan assets held at Dec. 31, 2010
Venture capital and partnership interests	$110	$8	$(3)	$-	$115	$2
Fund of funds	121	5	8	-	134	2
Total plan assets at fair value	$231	$13	$5	$-	$249	$4

Fair value measurements using significant unobservable inputs—foreign plans for the year ended Dec. 31, 2010
(in millions)	Fair value at Dec. 31, 2009	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2010	Change in unrealized gains and (losses) related to plan assets held at Dec. 31, 2010
Venture capital and partnership interests	$36	$5	$-	$-	$41	$5
Total plan assets at fair value	$36	$5	$-	$-	$41	$5

Fair value measurements using significant unobservable inputs—domestic plans—for the year ended Dec. 31, 2009
(in millions)	Fair value at Dec. 31, 2008	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2009	Changes in unrealized gains and (losses) related to plan assets held at Dec. 31, 2009
Venture capital and partnership interests	$108	$(3)	$5	$-	$110	$(13)
Fund of funds	81	8	32	-	121	1
Total plan assets at fair value	$189	$5	$37	$-	$231	$(12)

Fair value measurements using significant unobservable inputs—foreign plans for the year ended Dec. 31, 2009
(in millions)	Fair value at Dec. 31, 2008	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2009	Change in unrealized gains and (losses) related to plan assets held at Dec. 31, 2009
Venture capital and partnership interests	$33	$3	$-	$-	$36	$3
Total plan assets at fair value	$33	$3	$-	$-	$36	$3

Defined contribution plans

We have an Employee Stock Ownership Plan (“ESOP”) covering certain domestic full-time employees with more than one year of service. The ESOP works in conjunction with the defined benefit pension plan. Employees are entitled to the higher of their benefit under the ESOP or such defined benefit pension plan at retirement. Benefits payable under the defined benefit pension plan are offset by the equivalent value of benefits earned under the ESOP.

Contributions are made equal to required principal and interest payments on borrowings by the ESOP. At Dec. 31, 2010, and Dec. 31, 2009, the ESOP owned 7.4 million and 8.1 million shares of our stock, respectively. The fair value of total ESOP assets was  $228 million and  $246 million at Dec. 31, 2010, and Dec. 31, 2009. There were no contributions in 2010, 2009 or 2008. There was no ESOP related expense in 2010, 2009 and 2008.

We have defined contribution plans, excluding the ESOP, for which we recognized a cost of  $106 million in 2010,  $98 million in 2009 and  $107 million in 2008.

Effective September 2008, the Benefits Investment Committee appointed Fiduciary Counselors, Inc. to serve as the independent fiduciary to (i) make certain fiduciary decisions related to the continued prudence of offering the common stock of BNY Mellon or its affiliates as an investment option under the plans other than with respect to plan sponsor decisions, and (ii) select and monitor any internally managed investments (active or passive, including mutual funds) of BNY Mellon or its affiliates to be offered to participants as investment options under the Plan.

Company financial information	12 Months Ended
Dec. 31, 2010
Company financial information

Note 21—Company financial information

Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses. The Bank of New York Mellon, which is a New York state chartered bank, is also prohibited from paying dividends in excess of net profits. As a result of charges recorded in 2009 related to the restructuring of the investment securities portfolio, The Bank of New York Mellon and BNY Mellon, N.A. are required to obtain consent from our regulators prior to paying a dividend. Despite this limitation, management estimates that liquidity at the Parent will continue to be sufficient to meet BNY Mellon’s ongoing quarterly dividends at the current rate as well as any increase to the dividend approved as part of our capital plan which was submitted to the Federal Reserve in 2011.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2010, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

The bank subsidiaries declared dividends of  $239 million in 2010,  $659 million in 2009 and  $575 million in 2008. The Federal Reserve Board and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve Board has issued a policy statement with respect to the payment of cash dividends by bank holding companies. The policy statement provides that as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve Board can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require consultation with the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of after-tax net income will receive particularly close scrutiny.

On Nov. 17, 2010, the Federal Reserve issued Revised Temporary Addendum to SR letter 09-4. The letter described the process the Federal Reserve will follow to assess comprehensive capital plans of the 19 Supervisory Capital Assessment Program bank holding companies including any request to take capital actions such as increased dividends or stock buybacks. The comprehensive capital plans, which were prepared using Basel I capital guidelines, included bank developed baseline and stress projections as well as a supervisory stress projection using adverse macroeconomic assumptions provided by the Federal Reserve.

The Company also provided the Federal Reserve with projections covering the time period it will take us to fully comply with Basel III capital guidelines, including the 7% Tier 1 common, 8.5% Tier 1, and 3% leverage ratios. Certain templates were submitted to the Federal Reserve on Dec. 22, 2010 and the capital plan was filed by Jan. 7, 2011. The Federal Reserve is expected to provide a response to first quarter capital actions, such as a dividend increase and share repurchases, no later than March 21, 2011 and feedback on the comprehensive capital plan by April 30, 2011.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged  $2.2 billion and  $2.0 billion for the years 2010 and 2009, respectively.

In addition, under the National Bank Act, if the capital stock of a national bank is impaired by losses or otherwise, the OCC is authorized to require payment of the deficiency by assessment upon the bank’s shareholders, pro rata, and to the extent necessary, if any such assessment is not paid by any shareholder after three months notice, to sell the stock of such shareholder to make good the deficiency.

The Parent’s condensed financial statements are as follows:

Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation) (a)

Year ended Dec. 31
(in millions)	2010	2009	2008
Dividends from bank subsidiaries	$200	$611	$495
Dividends from nonbank subsidiaries	74	176	237
Interest revenue from bank subsidiaries	211	228	214
Interest revenue from nonbank subsidiaries	131	146	234
Gain (loss) on securities held for sale	5	(2)	(72)
Other revenue	73	81	54
Total revenue	694	1,240	1,162
Interest (including $14 in 2010, $23 in 2009 and $79 in 2008 to subsidiaries)	285	366	710
Other expense	221	338	737
Total expense	506	704	1,447
Income (loss) before income taxes and equity in undistributed net income of subsidiaries	188	536	(285)
Provision (benefit) for income taxes	(465)	(357)	(433)
Equity in undistributed net income (loss):
Bank subsidiaries	1,630	(2,271)	875
Nonbank subsidiaries	235	294	396
Net income (loss)	2,518	(1,084)	1,419
Redemption charge and preferred dividends	-	(283)	(33)
Net income (loss) applicable to common shareholders’ of The Bank of New York Mellon	$2,518	$(1,367)	$1,386
(a)	Includes results of discontinued operations and the extraordinary loss in 2008.

Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2010	2009
Assets:
Cash and due from banks	$3,452	$4,649
Securities	219	233
Loans—net of allowance	52	113
Investment in and advances to subsidiaries and associated companies:
Banks	26,349	23,671
Other	20,578	19,420
Subtotal	46,927	43,091
Corporate-owned life insurance	650	1,058
Other assets	3,014	2,757
Total assets	$54,314	$51,901
Liabilities:
Deferred compensation	$497	$500
Commercial paper	10	12
Affiliate borrowings	3,344	3,355
Other liabilities	2,682	2,649
Long-term debt	15,427	16,408
Total liabilities	21,960	22,924
Shareholders’ equity	32,354	28,977
Total liabilities and shareholders’ equity	$54,314	$51,901

Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

Year ended Dec. 31
(in millions)	2010	2009	2008
Operating activities:
Net income (loss)	$2,518	$(1,084)	$1,419
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Amortization	14	13	17
Equity in undistributed net (income)/loss of subsidiaries	(1,865)	1,977	(1,271)
Change in accrued interest receivable	2	(41)	58
Change in accrued interest payable	2	(1)	2
Change in taxes payable (a)	(321)	(482)	(84)
Other, net	179	(455)	880
Net cash provided by/(used in) operating activities	529	(73)	1,021
Investing activities:
Purchases of securities	(5)	(9)	(198)
Proceeds from sales of securities	43	129	346
Change in loans	61	110	11
Acquisitions of, investments in, and advances to subsidiaries	(1,002)	(566)	(1,131)
Other, net	208	-	9
Net cash used in investing activities	(695)	(336)	(963)
Financing activities:
Net change in commercial paper	(2)	(4)	(49)
Proceeds from issuance of long-term debt	1,347	3,350	2,647
Repayments of long-term debt	(2,614)	(1,277)	(3,814)
Change in advances from subsidiaries	(10)	59	321
Issuance of common stock	728	1,387	222
Treasury stock acquired	(41)	(28)	(308)
Cash dividends paid	(440)	(673)	(1,129)
Series B preferred stock issued/(repurchased)	-	(3,000)	2,779
Warrant issued/(repurchased)	-	(136)	221
Tax benefit realized on share based payment awards	1	4	14
Net cash (used in)/provided by financing activities	(1,031)	(318)	904
Change in cash and due from banks	(1,197)	(727)	962
Cash and due from banks at beginning of year	4,649	5,376	4,414
Cash and due from banks at end of year	$3,452	$4,649	$5,376
Supplemental disclosures
Interest paid	$284	$367	$708
Income taxes paid (b)	$442	$1,013	$891
Income taxes refunded (b)	178	609	37
(a)	Includes payments received from subsidiaries for taxes of $900 million in 2010, $967 million in 2009 and $1,025 million in 2008.
(b)	Includes discontinued operations.

Fair value of financial instruments	12 Months Ended
Dec. 31, 2010
Fair value of financial instruments

Note 22—Fair value of financial instruments

The carrying amounts of our financial instruments (i.e., monetary assets and liabilities) are determined under different accounting methods – see Note 1 to the Consolidated Financial Statements. The following disclosure discusses these instruments on a uniform fair value basis. However, active markets do not exist for a significant portion of these instruments, principally loans and commitments. As a result, fair value determinations require significant subjective judgments regarding future cash flows. Other judgments would result in different fair values. Among the assumptions we used are discount rates ranging principally from 0.12% to 6.46% at Dec. 31, 2010, and 0.05% to 6.27% at Dec. 31, 2009. The fair value information supplements the basic financial statements and other traditional financial data presented throughout this report.

Note 23, “Fair value measurement” presents assets and liabilities measured at fair value by the three level valuation hierarchy established under ASC 820, as well as a roll forward schedule of fair value measurements using significant unobservable inputs. Note 24, “Fair value option” presents the instruments for which fair value accounting was elected and the corresponding income statement impact of those instruments. A summary of the practices used for determining fair value is as follows.

Interest-bearing deposits with banks

The fair value of interest-bearing deposits with banks is based on discounted cash flows.

Securities, trading activities, and derivatives used for ALM

The fair value of securities and trading assets and liabilities is based on quoted market prices, dealer quotes or pricing models. Fair value amounts for derivative instruments, such as options, futures and forward rate contracts, commitments to purchase and sell foreign exchange, and foreign currency swaps, are similarly determined. The fair value of over-the-counter interest rate swaps is the discounted value of projected future cash flows, adjusted for other factors including, but not limited to and if applicable, optionality and implied volatilities, as well as counterparty credit.

Loans and commitments

For residential mortgage loans, fair value is estimated using discounted cash flow analyses, adjusting where appropriate for prepayment estimates, using interest rates currently being offered for loans with similar terms and maturities to borrowers. To determine the fair value of other types of loans, BNY Mellon uses discounted future cash flows using current market rates. The fair value of commitments to extend credit, standby letters of credit and commercial letters of credit is based upon the cost to settle the commitment.

Other financial assets

Fair value is assumed to equal carrying value for these assets due to their short maturity.

Deposits, borrowings and long-term debt

The fair value of noninterest-bearing deposits and payables to customers and broker-dealers is assumed to be their carrying amount. The fair value of interest-bearing deposits, borrowings and long-term debt is based upon current rates for instruments of the same remaining maturity or quoted market prices for the same or similar issues.

Summary of financial instruments
	Dec. 31, 2010		Dec. 31, 2009
(in millions)	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets:
Interest-bearing deposits with banks	$50,200	$50,253	$56,302	$56,374
Securities	72,440	71,944	60,461	60,544
Trading assets	6,276	6,276	6,001	6,001
Loans and commitments	34,163	34,241	32,673	32,712
Derivatives used for ALM	834	834	422	422
Other financial assets	31,167	31,167	18,793	18,793
Total financial assets	195,080	194,715	174,652	174,846
Assets of discontinued operations	278	278	2,242	2,242
Assets of consolidated asset management funds – primarily trading	14,766	14,766	-	-
Non-financial assets	37,135		35,330
Total assets	$247,259		$212,224
Liabilities:
Noninterest-bearing deposits	$38,703	$38,703	$33,477	$33,477
Interest-bearing deposits	106,636	107,417	101,573	101,570
Payables to customers and broker-dealers	9,962	9,962	10,721	10,721
Borrowings	8,599	8,599	3,922	3,922
Long-term debt	16,517	17,120	17,234	17,110
Trading liabilities	6,911	6,911	6,396	6,396
Derivatives used for ALM	44	44	71	71
Total financial liabilities	187,372	188,756	173,394	173,267
Liabilities of discontinued operations	-	-	1,608	1,608
Liabilities of consolidated asset management funds – primarily trading	13,563	13,563	-	-
Non-financial liabilities	13,167		8,219
Total liabilities	$214,102		$183,221

The table below summarizes the carrying amount of the hedged financial instruments and the related notional amount of the hedge and estimated fair value (unrealized gain (loss)) of the derivatives that were linked to these items:

Hedged financial instruments	Carrying amount	Notional amount	Unrealized
(in millions)			Gain	(Loss)
At Dec. 31, 2010:
Securities held-for-sale	$2,170	$2,168	$51	$(3)
Deposits	27	25	3	-
Long-term debt	12,540	11,774	780	(41)
At Dec. 31, 2009:
Loans	$1	$1	$-	$-
Securities held-for-sale	216	211	-	(12)
Deposits	26	25	-	(4)
Long-term debt	12,378	11,599	422	(55)

Fair value measurement	12 Months Ended
Dec. 31, 2010
Fair value measurement

Note 23—Fair value measurement

The guidance related to “Fair Value Measurement”, included in ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value. It establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date and expands the disclosures about instruments measured at fair value. ASC 820 requires consideration of a company’s own creditworthiness when valuing liabilities.

The standard provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The objective is to determine from weighted indicators of fair value a reasonable point within the range that is most representative of fair value under current market conditions.

Determination of fair value

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. We have established processes for determining fair values. Fair value is based upon quoted market prices, where available. For financial instruments where quotes from recent exchange transactions are not available, we determine fair value based on discounted cash flow analysis, comparison to similar instruments, and the use of financial models. Discounted cash flow analysis is dependent upon estimated future cash flows and the level of interest rates. Model-based pricing uses inputs of observable prices for interest rates, foreign exchange rates, option volatilities and other factors. Models are benchmarked and validated by an independent internal risk management function. Our valuation process takes into consideration factors such as counterparty credit quality, liquidity, concentration concerns, observability of model parameters and the results of stress tests. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

Most derivative contracts are valued using internally developed models which are calibrated to observable market data and employ standard market pricing theory for their valuations. An initial “risk-neutral” valuation is performed on each position assuming time-discounting based on a AA credit curve. Then, to arrive at a fair value that incorporates counterparty credit risk, a credit adjustment is made to these results by discounting each trade’s expected exposures to the counterparty using the counterparty’s credit spreads, as implied by the credit default swap market. We also adjust expected liabilities to the counterparty using BNY Mellon’s own credit spreads, as implied by the credit default swap market. Accordingly, the valuation of our derivative position is sensitive to the current changes in our own credit spreads as well as those of our counterparties.

In certain cases, we may face additional costs to exit large risk positions or recent prices may not be observable for instruments that trade in inactive or less active markets. The costs to exit large risk positions are based on evaluating the negative change in the market during the time it would take for us to bring those positions to normal market levels for those instruments. Upon evaluating the uncertainty in valuing financial instruments subject to liquidity issues, we make an adjustment to their value. The determination of the liquidity adjustment includes the availability of external quotes, the time since the latest available quote and the price volatility of the instrument.

Certain parameters in some financial models are not directly observable and, therefore, are based on managements’ estimates and judgments. These financial instruments are normally traded less actively. Examples include certain credit products where parameters such as correlation and recovery rates are unobservable. We apply valuation adjustments to mitigate the possibility of error and revision in the model based estimate value.

The methods described above may produce a current fair value calculation that may not be indicative of net realizable value or reflective of future fair values. We believe our methods of determining fair value are appropriate and consistent with other market participants. However, the use of different methodologies or different assumptions to value certain financial instruments could result in a different estimate of fair value.

Valuation hierarchy

ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are described below.

Level 1: Inputs to the valuation methodology are recent quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 assets and liabilities include debt and equity securities and derivative financial instruments actively traded on exchanges and U.S. Treasury securities and U.S. Government securities that are actively traded in highly liquid over the counter markets.

Level 2: Observable inputs other than Level 1 prices, for example, quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable or can be corroborated, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 assets and liabilities include debt instruments that are traded less frequently than exchange traded securities and derivative instruments whose model inputs are observable in the market or can be corroborated by market observable data. Examples in this category are certain variable and fixed rate agency and non-agency securities, corporate debt securities and derivative contracts.

Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Examples in this category include interests in certain securitized financial assets, certain private equity investments, and derivative contracts that are highly structured or long-dated.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Following is a description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Loans and unfunded lending-related commitments

Where quoted market prices are not available, we generally base the fair value of loans and unfunded lending-related commitments on observable market prices of similar instruments, including bonds, credit derivatives and loans with similar characteristics. If observable market prices are not available, we base the fair value on estimated cash flows adjusted for credit risk which are discounted using an interest rate appropriate for the maturity of the applicable loans or the unfunded commitments.

Unrealized gains and losses on unfunded lending commitments carried at fair value are classified in Other assets and Other liabilities, respectively. Loans and unfunded lending commitments carried at fair value are generally classified within Level 2 of the valuation hierarchy.

Securities

Where quoted prices are available in an active market, we classify the securities within Level 1 of the valuation hierarchy. Securities are defined as both long and short positions. Level 1 securities include highly liquid government bonds and exchange-traded equities.

If quoted market prices are not available, we estimate fair values using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. Examples of such instruments, which would generally be classified within Level 2 of the valuation hierarchy, include certain agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and European floating rate notes.

For securities where quotes from recent transactions are not available for identical securities, we determine fair value primarily based on pricing sources with reasonable levels of price transparency that employ financial models or obtain comparison to similar instruments to arrive at “consensus” prices.

Specifically, the pricing sources obtain recent transactions for similar types of securities (e.g., vintage, position in the securitization structure) and ascertain variables such as discount rate and speed of prepayment for the types of transaction and apply such variables to similar types of bonds. We view these as observable transactions in the current marketplace and classify such securities as Level 2. Pricing sources discontinue pricing any specific security whenever they determine there is insufficient observable data to provide a good faith opinion on price.

In addition, we have significant investments in more actively traded agency RMBS and the pricing sources derive the prices for these securities largely from quotes they obtain from three major inter-dealer brokers. The pricing sources receive their daily observed trade price and other information feeds from the inter-dealer brokers.

For securities with bond insurance, the financial strength of the insurance provider is analyzed and that information is included in the fair value assessment for such securities.

In certain cases where there is limited activity or less transparency around inputs to the valuation, we classify those securities in Level 3 of the valuation hierarchy. Securities classified within Level 3 primarily include other retained interests in securitizations, securities of state and political subdivisions and other debt securities.

At Dec. 31, 2010, approximately 99% of our securities were valued by pricing sources with reasonable levels of price transparency. Less than 1% of our securities were priced based on economic models and non-binding dealer quotes, and are included in Level 3 of the ASC 820 hierarchy.

Consolidated collateralized loan obligations

BNY Mellon values assets in consolidated CLOs using observable market prices observed from the secondary loan market. The returns to the note holders are solely dependent on the assets and accordingly equal the value of those assets. Based on the structure of the CLOs, the valuation of the assets is attributable to the senior note holders. Changes in the values of assets and liabilities are reflected in the income statement as investment income and interest of asset management fund note holders, respectively.

Derivatives

We classify exchange-traded derivatives valued using quoted prices in Level 1 of the valuation hierarchy. Examples include exchanged-traded equity and foreign exchange options. Since few other classes of derivative contracts are listed on an exchange, most of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters and we classify them in Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps and options and credit default swaps.

Derivatives valued using models with significant unobservable market parameters and that are traded less actively or in markets that lack two-way flow, are classified in Level 3 of the valuation hierarchy. Examples include long-dated interest rate or currency swaps, where swap rates may be unobservable for longer maturities; and certain credit products, where correlation and recovery rates are unobservable. Certain interest rate swaps with counterparties that are highly structured entities require significant judgment and analysis to adjust the value determined by standard pricing models. The fair value of these interest rate swaps compose less than 1% of our derivative financial instruments. Additional disclosures of derivative instruments are provided in Note 26 to the Consolidated Financial Statements.

Seed capital

In our Asset Management business we manage investment assets, including equities, fixed income, money market and alternative investment funds for institutions and other investors; as part of that activity we make seed capital investments in certain funds. Seed capital is included in trading assets, securities available-for-sale and other assets, depending on the nature of the investment. When applicable, we value seed capital based on the published net asset value (“NAV”) of the fund. We include funds in which ownership interests in the fund are publicly traded in an active market and institutional funds in which investors trade in and out daily in Level 1 of the valuation hierarchy. We include open-end funds where investors are allowed to sell their ownership interest back to the fund less frequently than daily and where our interest in the fund contains no other rights or obligations in Level 2 of the valuation hierarchy. However, we generally include investments in funds that allow investors to sell their ownership interest back to the fund less frequently than monthly in Level 3, unless actual redemption prices are observable.

For other types of investments in funds, we consider all of the rights and obligations inherent in our ownership interest, including the reported NAV as well as other factors that affect the fair value of our interest in the fund. To the extent the NAV measurements reported for the investments are based on unobservable inputs or include other rights and obligations (e.g., obligation to meet cash calls), we generally classify them in Level 3 of the valuation hierarchy.

Certain interests in securitizations

For certain interests in securitizations which are classified in securities available-for-sale and other assets, we use discounted cash flow models which generally include assumptions of projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and estimates of payments to third-party investors. When available, we compare our fair value estimates and assumptions to market activity and to the actual results of the securitized portfolio. Changes in these assumptions may significantly impact our estimate of fair value of the interests in securitizations; accordingly, we generally classify them in Level 3 of the valuation hierarchy.

Private equity investments

Our other business includes holdings of nonpublic private equity investment through funds managed by third party investment managers. We value private equity investments initially based upon the transaction price, which we subsequently adjust to reflect expected exit values as evidenced by financing and sale transactions with third parties or through ongoing reviews by the investment managers. Nonpublic private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments also include publicly held equity investments, generally obtained through the initial public offering of privately held equity investments. These equity investments are often held in a partnership structure. Publicly held investments are marked to market at the quoted public value less adjustments for regulatory or contractual sales restrictions or adjustments to reflect the difficulty in selling a partnership interest.

Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security. Publicly held investments are primarily classified in Level 2 of the valuation hierarchy.

The following tables present the financial instruments carried at fair value at Dec. 31, 2010 and 2009, by caption on the consolidated balance sheet and by ASC 820 valuation hierarchy (as described above). We have included credit ratings information in certain of the tables because the information indicates the degree of credit risk to which we are exposed, and significant changes in ratings classifications could result in increased risk for us. There were no transfers between Level 1 and Level 2 during 2010.

Assets and liabilities measured at fair value on a recurring basis at Dec. 31, 2010 (dollar amounts in millions)	Level 1	Level 2	Level 3	Netting (a)		Total carrying value
Available-for-sale securities:
U.S. Treasury	$12,609	$-	$-	$-		$12,609
U.S. Government agencies	-	1,005	-	-		1,005
Sovereign debt	27	8,522	-	-		8,549
State and political subdivisions	-	498	10	-		508
Agency RMBS	-	19,727	-	-		19,727
Alt-A RMBS	-	470	-	-		470
Prime RMBS	-	1,227	-	-		1,227
Subprime RMBS	-	508	-	-		508
Other RMBS	-	1,331	-	-		1,331
Commercial MBS	-	2,639	-	-		2,639
Asset-backed CLOs	-	249	-	-		249
Other asset-backed securities	-	539	-	-		539
Equity securities (b)	18	29	-	-		47
Money markets funds	2,538	-	-	-		2,538
Other debt securities (b)	91	3,193	58	-		3,342
Foreign covered bonds	2,260	608	-	-		2,868
Alt-A RMBS (c)	-	2,513	-	-		2,513
Prime RMBS (c)	-	1,825	-	-		1,825
Subprime RMBS (c)	-	158	-	-		158
Total securities available-for-sale	17,543	45,041	68	-		62,652
Trading assets:
Debt and equity instruments (d)	1,598	710	32	-		2,340
Derivative assets:
Interest rate	272	15,260	119	N/A
Foreign exchange	3,561	100	-	N/A
Equity	79	370	-	N/A
Other	1	1	-	N/A
Total derivative assets	3,913	15,731	119	(15,827	) (g)	3,936
Total trading assets	5,511	16,441	151	(15,827)		6,276
Loans	-	-	6	-		6
Other assets (e)	52	910	113	-		1,075
Subtotal assets of operations at fair value	$23,106	$62,392	$338	$(15,827)		$70,009
Percent of assets prior to netting	26.9%	72.7%	0.4%
Assets of consolidated asset management funds:
Trading assets	279	13,842	-	-		14,121
Other assets	499	144	2	-		645
Total assets of consolidated asset management funds	778	13,986	2	-		14,766
Total assets	$23,884	$76,378	$340	$(15,827)		$84,775
Percent of assets prior to netting	23.8%	75.9%	0.3%
Trading liabilities:
Debt and equity instruments	$1,277	$443	$6	$-		$1,726
Derivative liabilities:
Interest rate	-	16,126	149	N/A
Foreign exchange	3,648	59	-	N/A
Equity	54	304	22	N/A
Other	-	4	-	N/A
Total derivative liabilities	3,702	16,493	171	(15,181	) (g)	5,185
Total trading liabilities	4,979	16,936	177	(15,181)		6,911
Long-term debt	-	269	-	-		269
Other liabilities (f)	115	473	2	-		590
Subtotal liabilities at fair value	$5,094	$17,678	$179	$(15,181)		$7,770
Percent of liabilities prior to netting	22.2%	77.0%	0.8%
Liabilities of consolidated asset management funds:
Trading liabilities	-	13,561	-	-		13,561
Other liabilities	2	-	-	-		2
Total liabilities of consolidated asset management funds	2	13,561	-	-		13,563
Total liabilities	$5,096	$31,239	$179	$(15,181)		$21,333
Percent of liabilities prior to netting	14.0%	85.5%	0.5%
(a)	ASC 815 permits the netting of derivative receivables and derivative payables under legally enforceable master netting agreements and permits the netting of cash collateral.
(b)	Includes seed capital and certain interests in securitizations.
(c)	Previously included in the Grantor Trust.
(d)	Includes loans classified as trading assets and certain interests in securitizations.
(e)	Includes private equity investments, seed capital and derivatives in designated hedging relationships.
(f)	Includes the fair value adjustment for certain unfunded lending-related commitments and derivatives in designated hedging relationships and support agreements.
(g)	Netting cannot be disaggregated by product.

Details of certain items measured at fair value on a recurring basis	Total carrying		Ratings
at Dec. 31, 2010			AAA/	A+/	BBB+/	BB+ and
(dollar amounts in millions)	value (a)		AA-	A-	BBB-	lower
Alt-A RMBS, originated in:
2007	$1		-%	-%	-%	100%
2006	186		-	-	-	100
2005	209		-	-	-	100
2004 and earlier	74		70	25	5	-
Total Alt-A RMBS	$470		11%	4%	1%	84%
Prime RMBS, originated in:
2007	$254		50%	28%	7%	15%
2006	166		-	39	-	61
2005	310		39	-	14	47
2004 and earlier	497		79	12	6	3
Total prime RMBS	$1,227		52%	16%	8%	24%
Subprime RMBS, originated in:
2007	$5		-%	8%	92%	-%
2005	97		25	12	12	51
2004 and earlier	406		74	13	5	8
Total subprime RMBS	$508		64%	13%	7%	16%
Commercial MBS—Domestic, originated in:
2007	$685		83%	8%	9%	-%
2006	582		90	10	-	-
2005	489		100	-	-	-
2004 and earlier	528		100	-	-	-
Total commercial MBS—Domestic	$2,284		92%	5%	3%	-%
Foreign covered bonds:
Germany	$2,260	(a)	99%	1%	-%	-%
Canada	608		100	-	-	-
Total foreign covered bonds	$2,868		100%	-%	-%	-%
European Floating Rate Notes:
United Kingdom	$848		99%	1%	-%	-%
Netherlands	150		78	22	-	-
Other	909		73	27	-	-
Total European Floating Rate Notes	$1,907		85%	15%	-%	-%
Sovereign debt:
United Kingdom	$3,214		100%	-%	-%	-%
Germany	3,065		100	-	-	-
France	1,845		100	-	-	-
Netherlands	396		100	-	-	-
Other	29		93	6	-	1
Total sovereign debt	$8,549		100%	-%	-%	-%
Alt-A RMBS (b), originated in:
2007	$792		-%	-%	-%	100%
2006	660		-	-	-	100
2005	820		2	-	4	94
2004 and earlier	241		22	46	19	13
Total Alt-A RMBS (b)	$2,513		3%	4%	3%	90%
Prime RMBS (b), originated in:
2007	$679		-%	-%	-%	100%
2006	431		-	-	-	100
2005	672		2	5	1	92
2004 and earlier	43		49	47	-	4
Total Prime RMBS (b)	$1,825		2%	3%	-%	95%
Subprime RMBS (b), originated in:
2007	$15		-%	-%	-%	100%
2006	89		-	-	-	100
2005	13		-	-	-	100
2004 and earlier	41		53	-	-	47
Total Subprime RMBS (b)	$158		14%	-%	-%	86%
(a)	At Dec. 31, 2010, the German foreign covered bonds were considered Level 1 in the valuation hierarchy. All other assets in the table above are considered Level 2 assets in the valuation hierarchy.
(b)	Previously included in the Grantor Trust.

Assets and liabilities measured at fair value on a recurring basis at Dec. 31, 2009 (dollar amounts in millions)	Level 1	Level 2	Level 3	Netting (a)	Total carrying value
Available-for-sale securities:
U.S. Treasury	$6,378	$-	$-	$-	$6,378
U.S. Government agencies	-	1,260	-	-	1,260
State and political subdivisions	-	520	-	-	520
Agency RMBS	-	18,455	-	-	18,455
Alt-A RMBS	-	537	-	-	537
Prime RMBS	-	1,512	-	-	1,512
Subprime RMBS	-	447	-	-	447
Other RMBS	-	1,770	-	-	1,770
Commercial MBS	-	2,590	-	-	2,590
Asset-backed CLOs	-	383	6	-	389
Other asset-backed securities	-	836	-	-	836
Equity securities (b)	461	860	-	-	1,321
Other debt securities (b)	76	11,331	50	-	11,457
Grantor Trust Class B certificates	-	4,160	-	-	4,160
Total available-for-sale securities	6,915	44,661	56	-	51,632
Trading assets:
Debt and equity instruments (c)	524	745	170	-	1,439
Derivative assets	2,779	14,317	146	(12,680)	4,562
Total trading assets	3,303	15,062	316	(12,680)	6,001
Loans	2	12	25	-	39
Other assets (d)	14	685	164	-	863
Total assets at fair value	$10,234	$60,420	$561	$(12,680)	$58,535
Percent of assets prior to netting	14.4%	84.8%	0.8%
Trading liabilities:
Debt and equity instruments	$442	$752	$-	$-	$1,194
Derivative liabilities	2,850	14,671	92	(12,411)	5,202
Total trading liabilities	3,292	15,423	92	(12,411)	6,396
Other liabilities (e)	2	605	3	-	610
Total liabilities at fair value	$3,294	$16,028	$95	$(12,411)	$7,006
Percent of liabilities prior to netting	17.0%	82.5%	0.5%
(a)	ASC 815 permits the netting of derivative receivables and derivative payables under legally enforceable master netting agreements and permits the netting of cash collateral.
(b)	Includes seed capital and certain interests in securitizations.
(c)	Includes loans classified as trading assets and certain interests in securitizations.
(d)	Includes private equity investments, seed capital and derivatives in designated hedging relationships.
(e)	Includes the fair value adjustment for certain unfunded lending-related commitments and derivatives in designated hedging relationships and support agreements.

Changes in Level 3 fair value measurements

The tables below include a roll forward of the balance sheet amounts for the years ended Dec. 31, 2010 and 2009 (including the change in fair value), for financial instruments classified in Level 3 of the valuation hierarchy.

Our classification of a financial instrument in Level 3 of the valuation hierarchy is based on the significance of the unobservable factors to the overall fair value measurement. However, these instruments generally include other observable components that are actively quoted or validated to third party sources; accordingly, the gains and losses in the table below include changes in fair value due to observable parameters as well as the unobservable parameters in our valuation methodologies. We also frequently manage the risks of Level 3 financial instruments using securities and derivatives positions that are Level 1 or 2 instruments which are not included in the table; accordingly, the gains or losses below do not reflect the effect of our risk management activities related to the Level 3 instruments.

In accordance with ASC 820, BNY Mellon adjusts the discount rate on securities to reflect what they would sell for in an orderly market (model price) and compares the model prices to prices provided by pricing sources. If the difference between the model price and the prices provided by pricing sources is outside of established thresholds, the securities are included in Level 3. In 2009, BNY Mellon transferred securities from Level 3 to Level 2 because the price of the securities provided by the pricing sources converged with the model price of the securities determined by BNY Mellon.

Fair value measurements using significant unobservable inputs year ended Dec. 31, 2010	Fair value Dec. 31, 2009	Total realized/unrealized gains/(losses) recorded in				Purchases, issuances and settlements, net	Transfers in/(out) of Level 3	Fair value Dec. 31, 2010	Change in unrealized gains and (losses) related to instruments held at Dec. 31, 2010
(in millions)		Income		Comprehensive income
Available-for-sale securities:
Asset-backed CLOs	$6	$-		$-		$-	$(6)	$-	$-
State and political subdivisions	-	1		-		-	9	10	1
Other debt securities	50	2		-		8	(2)	58	2
Total available-for-sale	56	3	(a)	-	(a)	8	1	68	3
Trading assets:
Debt and equity instruments	170	(1)		-		3	(140)	32	-
Derivative assets	146	(44)		-		2	15	119	28
Total trading assets	316	(45	) (b)	-		5	(125)	151	28
Loans	25	2		-		(18)	(3)	6	-
Other assets	164	13	(c)	-		(4)	(60)	113	-
Total assets	$561	$(27)		$-		$(9)	$(187)	$338	$31
Trading liabilities:
Debt and equity instruments	$-	$-		$-		$(6)	$-	$(6)	$-
Derivative liabilities	(92)	(57	) (b)	-		(24)	2	(171)	(122)
Other liabilities	(3)	1	(c)	-		-	-	(2)	-
Total liabilities	$(95)	$(56)		$-		$(30)	$2	$(179)	$(122)

Fair value measurements using significant unobservable inputs year ended Dec. 31, 2009	Fair value Dec. 31, 2008	Total realized/unrealized gains/(losses) recorded in			Purchases, issuances and settlements, net	Transfers in/(out) of Level 3	Fair value Dec. 31, 2009	Change in unrealized gains and (losses) related to instruments held at Dec. 31, 2009
(in millions)		Income		Comprehensive income
Available-for-sale securities:
Asset-backed CLOs	$22	$(76)		$60	$-	$-	$6	$-
Other asset-backed securities	17	-		1	-	(18)	-	-
Equity securities	13	-		2	1	(16)	-	-
Other debt securities	357	(99)		(7)	(19)	(182)	50	-
Total available-for-sale	409	(175	) (a)	56 (a)	(18)	(216)	56	-
Trading assets:
Debt and equity instruments	20	21		(2)	(20)	151	170	3
Derivative assets	83	51		(4)	(1)	17	146	(16)
Total trading assets	103	72	(b)	(6)	(21)	168	316	(13)
Loans	-	(1)		-	(5)	31	25	(1)
Other assets	200	(40	) (c)	-	11	(7)	164	-
Total assets	$712	$(144)		$50	$(33)	$(24)	$561	$(14)
Trading liabilities:
Derivative liabilities	$(149)	$56	(b)	$(3)	$-	$4	$(92)	$(21)
Other liabilities	-	(6	) (c)	-	-	3	(3)	(2)
Total liabilities	$(149)	$50		$(3)	$-	$7	$(95)	$(23)
(a)	Realized gains (losses) are reported in securities gains (losses). Unrealized gains (losses) are reported in accumulated other comprehensive income (loss) except for the credit portion of OTTI losses which are recorded in securities gains (losses).
(b)	Reported in foreign exchange and other trading revenue.
(c)	Reported in foreign exchange and other trading revenue, except for derivatives in designated hedging relationships which are recorded in interest revenue and interest expense.

Assets and liabilities measured at fair value on a nonrecurring basis

Under certain circumstances, we make adjustments to fair value our assets, liabilities and unfunded lending-related commitments although they are not measured at fair value on an ongoing basis. An example would be the recording of an impairment of an asset.

The following table presents the financial instruments carried on the consolidated balance sheet by caption and by level in the fair value hierarchy as of Dec. 31, 2010 and 2009, for which a nonrecurring change in fair value has been recorded during the years ended Dec. 31, 2010 and 2009.

Assets measured at fair value on a nonrecurring basis at Dec. 31, 2010 (in millions)	Level 1	Level 2	Level 3	Total carrying value
Loans (a)	$-	$188	$53	$241
Other assets (b)	-	6	-	6
Total assets at fair value on a nonrecurring basis	$-	$194	$53	$247

Assets measured at fair value on a nonrecurring basis at Dec. 31, 2009 (in millions)	Level 1	Level 2	Level 3	Total carrying value
Loans (a)	$-	$298	$91	$389
Other assets (b)	-	4	-	4
Total assets at fair value on a nonrecurring basis	$-	$302	$91	$393
(a)	During the years ended Dec. 31, 2010 and 2009, the fair value of these loans was reduced $15 million and $18 million, based on the fair value of the underlying collateral as allowed by ASC 310, Accounting by Creditors for Impairment of a loan, with an offset to the allowance for credit losses.
(b)	Other assets received in satisfaction of debt. The fair value of these assets was reduced by $1 million in 2010 and less than $1 million in 2009, based on the fair value of the underlying collateral with an offset in other revenue.

Fair value option	12 Months Ended
Dec. 31, 2010
Fair value option

Note 24—Fair value option

ASC 825 provides an option to elect fair value as an alternative measurement for selected financial assets, financial liabilities, unrecognized firm commitments and written loan commitments not previously carried at fair value.

On Jan. 1, 2010, we adopted SFAS No. 167, “Amendments to FASB interpretation No. 46(R)” (Topic 810), issued by the Financial Accounting Standards Board (“FASB”). In accordance with the guidance included in ASC 810, we consolidated assets of consolidated asset management funds. The following table presents the assets and liabilities, by type, of consolidated asset management funds. We recorded these assets and liabilities at fair value and they are classified as trading assets and liabilities.

Assets and liabilities of consolidated asset management funds, at fair value (in millions)	Dec. 31,
	2010	2009
Assets of consolidated asset management funds:
Trading assets	$14,121	$-
Other assets	645	-
Total assets of consolidated asset management funds	$14,766	$-
Liabilities of consolidated asset management funds:
Trading liabilities	$13,561	$-
Other liabilities	2	-
Total liabilities of consolidated asset management funds	$13,563	$-
Noncontrolling interests of consolidated asset management funds	$699	$-

BNY Mellon values assets in consolidated CLOs using observable market prices observed from the secondary loan market. The returns to the note holders are solely dependent on the assets and accordingly equal the value of those assets. Accordingly, mark-to-market best reflects the limited interest BNY Mellon has in the economic performance of the consolidated CLOs. Changes in the values of assets and liabilities are reflected in the income statement as investment income of consolidated asset management funds.

We have elected the fair value option on  $240 million of long-term debt in connection with ASC 810. At Dec. 31, 2010, the fair value of this long-term debt was  $269 million. We have also elected the fair value option on approximately  $118 million of unfunded lending related commitments. The following table presents the changes in fair value of these unfunded lending related commitments and long-term debt included in foreign exchange and other trading revenue in the consolidated income statement for the years ended Dec. 31, 2010 and 2009.

Foreign exchange and other trading revenue
	Year ended Dec. 31,
(in millions)	2010	2009
Loans	$-	$3
Long-term debt (a)	(29)	-
(a)	The change in fair value of the long-term debt is approximately offset by an economic hedge included in trading.

The long-term debt is valued using observable market inputs and is included in Level 2 of the ASC 820 hierarchy. Unfunded loan commitments are valued using quotes from dealers in the loan markets, and are included in Level 3 of the ASC 820 hierarchy. The fair market value of unfunded lending-related commitments for which the fair value option was elected was a liability of less than  $1 million at Dec. 31, 2010 and Dec. 31, 2009 and is included in other liabilities.

Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2010
Commitments and contingent liabilities

Note 25—Commitments and contingent liabilities

In the normal course of business, various commitments and contingent liabilities are outstanding which are not reflected in the accompanying consolidated balance sheets.

Our significant trading and off-balance sheet risks are securities, foreign currency and interest rate risk management products, commercial lending commitments, letters of credit, securities lending indemnifications and support agreements. We assume these risks to reduce interest rate and foreign currency risks, to provide customers with the ability to meet credit and liquidity needs, to hedge foreign currency and interest rate risks and to trade for our own account. These items involve, to varying degrees, credit, foreign exchange and interest rate risk not recognized in the balance sheet. Our off-balance sheet risks are managed and monitored in manners similar to those used for on-balance sheet risks. Significant industry concentrations related to credit exposure at Dec. 31, 2010, are disclosed in the Financial institutions portfolio exposure table and the Commercial portfolio exposure table below.

Financial institutions portfolio exposure (in billions)	Dec. 31, 2010
	Loans	Unfunded commitments	Total exposure
Securities industry	$3.9	$2.3	$6.2
Banks	4.2	2.2	6.4
Insurance	0.1	5.0	5.1
Asset managers	0.8	2.4	3.2
Government	0.2	2.1	2.3
Other	0.1	1.8	1.9
Total	$9.3	$15.8	$25.1

Commercial portfolio exposure (in billions)	Dec. 31, 2010
	Loans	Unfunded commitments	Total exposure
Services and other	$0.7	$5.9	$6.6
Manufacturing	0.4	5.9	6.3
Energy and utilities	0.3	5.4	5.7
Media and telecom	0.2	1.6	1.8
Total	$1.6	$18.8	$20.4

Major concentrations in securities lending are primarily to broker-dealers and are generally collateralized with cash. Securities lending transactions are discussed below.

A summary of our off-balance sheet credit risks, net of participations, at Dec. 31, 2010 and 2009 follows:

Off-balance sheet credit risks	Dec. 31,
(in millions)	2010	2009
Lending commitments (a)	$29,100	$32,454
Standby letters of credit (b)	8,483	11,359
Commercial letters of credit	512	789
Securities lending indemnifications	278,069	247,560
Support agreements	116	86
(a)	Net of participations totaling $423 million at Dec. 31, 2010 and $541 million at Dec. 31, 2009.
(b)	Net of participations totaling $1.7 billion at Dec. 31, 2010 and $2.2 billion at Dec. 31, 2009.

Included in lending commitments are facilities that provide liquidity for variable rate tax-exempt securities wrapped by monoline insurers. The credit approval for these facilities is based on an assessment of the underlying tax-exempt issuer and considers factors other than the financial strength of the monoline insurer.

The total potential loss on undrawn lending commitments, standby and commercial letters of credit, and securities lending indemnifications is equal to the total notional amount if drawn upon, which does not consider the value of any collateral.

Since many of the commitments are expected to expire without being drawn upon, the total amount does not necessarily represent future cash requirements. A summary of lending commitment maturities is as follows:  $10.5 billion less than one year;  $18.3 billion in one to five years and  $0.3 billion over five years.

Standby letters of credit (“SBLC”) principally support corporate obligations. As shown in the off-balance sheet credit risks table, the maximum potential exposure of SBLCs was  $8.5 billion at Dec. 31, 2010, and  $11.4 billion at Dec. 31, 2009, and includes  $628 million and  $1.0 billion that were collateralized with cash and securities at Dec. 31, 2010 and 2009, respectively. At Dec. 31, 2010, approximately  $6.1 billion of the SBLCs will expire within one year and the remaining  $2.4 billion will expire within one to five years.

We must recognize, at the inception of standby letters of credit and foreign and other guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. As required by ASC 460 – Guarantees, the fair value of the liability, which was recorded with a corresponding asset in other assets, was estimated as the present value of contractual customer fees.

The estimated liability for losses related to these commitments and SBLCs, if any, is included in the allowance for unfunded commitments. The allowance for unfunded commitments was  $73 million at Dec. 31, 2010, and  $125 million at Dec. 31, 2009.

Payment/performance risk of SBLCs is monitored using both historical performance and internal ratings criteria. BNY Mellon’s historical experience is that SBLCs typically expire without being funded. SBLCs below investment grade are monitored closely for payment/performance risk. The table below shows SBLCs by investment grade:

Standby letters of credit	Dec. 31,
	2010	2009
Investment grade	89%	83%
Noninvestment grade	11%	17%

A commercial letter of credit is normally a short-term instrument used to finance a commercial contract for the shipment of goods from a seller to a buyer. Although the commercial letter of credit is contingent upon the satisfaction of specified conditions, it represents a credit exposure if the buyer defaults on the underlying transaction. As a result, the total contractual amounts do not necessarily represent future cash requirements. Commercial letters of credit totaled  $512 million at Dec. 31, 2010, compared with  $789 million at Dec. 31, 2009.

A securities lending transaction is a fully collateralized transaction in which the owner of a security agrees to lend the security (typically through an agent, in our case, The Bank of New York Mellon) to a borrower, usually a broker-dealer or bank, on an open, overnight or term basis, under the terms of a prearranged contract, which normally matures in less than 90 days.

We typically lend securities with indemnification against broker default. We generally require the borrower to provide 102% cash collateral, which is monitored on a daily basis, thus reducing credit risk. Market risk can also arise in securities lending transactions. These risks are controlled through policies limiting the level of risk that can be undertaken. Securities lending transactions are generally entered into only with highly rated counterparties. Securities lending indemnifications were secured by collateral of  $285 billion at Dec. 31, 2010, and  $254 billion at Dec. 31, 2009. We recorded  $150 million of fee revenue from securities lending transactions in 2010 compared with  $259 million in 2009.

We expect many of these guarantees to expire without the need to advance any cash. The revenue associated with guarantees frequently depends on the credit rating of the obligor and the structure of the transaction, including collateral, if any.

Our potential exposure to support agreements was approximately  $116 million at Dec. 31, 2010, compared with  $86 million at Dec. 31, 2009. Potential support agreement exposure is determined based on the securities subject to these agreements being valued at zero and the NAV of the related funds declining below established thresholds. This exposure includes agreements covering Lehman securities, as well as other client support agreements.

Trust and transfer agent activities

BNY Mellon maintains several escrow accounts in which deposits are received from clients in connection with corporate trust and dividend and interest payment services. Since BNY Mellon acts only as a transfer and trust agent for these funds, neither the assets nor the corresponding liability are included in these financial statements. In connection with the performance of these services, BNY Mellon invests such funds in interest-earning investments solely in an agency capacity. The interest earned is recognized in the financial statements as interest income. Customer balances maintained in an agency capacity and not reflected on BNY Mellon’s balance sheets totaled approximately  $275 million at Dec. 31, 2010, and  $1.4 billion at Dec. 31, 2009. In addition, as a result of the GIS acquisition, our clients maintain approximately  $6.8 billion of custody cash on deposit with other institutions. Revenue generated from these balances is included in other revenue on the income statement. These deposits are expected to transition to BNY Mellon by the end of 2011.

Operating leases

Net rent expense for premises and equipment was  $314 million in 2010,  $327 million in 2009 and  $362 million in 2008.

At Dec. 31, 2010, we were obligated under various noncancelable lease agreements, some of which provide for additional rents based upon real estate taxes, insurance and maintenance and for various renewal options. A summary of the future minimum rental commitments under noncancelable operating leases, net of related sublease revenue, is as follows: 2011— $311 million; 2012— $284 million; 2013— $266 million; 2014— $225 million; and 2015— $202 million; and 2016 through 2030— $937 million.

Other

We have provided standard representations for underwriting agreements, acquisition and divestiture agreements, sales of loans and commitments, and other similar types of arrangements and customary indemnification for claims and legal proceedings related to providing financial services. Insurance has been purchased to mitigate certain of these risks. We are a minority equity investor in, and member of, several industry clearing or settlement exchanges through which foreign exchange, securities or other transactions settle. Certain of these industry clearing or settlement exchanges require their members to guarantee their obligations and liabilities or to provide financial support in the event other partners do not honor their obligations. It is not possible to estimate a maximum potential amount of payments that could be required with such agreements.

Legal proceedings

In the ordinary course of business, BNY Mellon and its subsidiaries are routinely named as defendants in or made parties to pending and potential legal actions and regulatory matters. Claims for significant monetary damages are often asserted in many of these legal actions, while claims for disgorgement, penalties and/or other remedial sanctions may be sought in regulatory matters. It is inherently difficult to predict the eventual outcomes of such matters given their complexity and the particular facts and circumstances at issue in each of these matters. However, on the basis of our current knowledge and understanding, we do not believe that judgments or settlements, if any, arising from these matters (either individually or in the aggregate, after giving effect to applicable reserves and insurance coverage), will have a material adverse effect on the consolidated financial position or liquidity of BNY Mellon, although they could have a material effect on net income in a given period.

In view of the inherent unpredictability of outcomes in litigation and regulatory matters, particularly where (i) the damages sought are substantial or indeterminate, (ii) the proceedings are in the early stages, or (iii) the matters involve novel legal theories or a large number of parties, as a matter of course there is considerable uncertainty surrounding the timing or ultimate resolution of litigation and regulatory matters, including a possible eventual loss, fine, penalty or business impact, if any, associated with each such matter. In accordance with applicable accounting guidance, BNY Mellon establishes reserves for litigation and regulatory matters when those matters proceed to a stage where they present loss contingencies that are both probable and reasonably estimable. In such cases, there may be a possible exposure to loss in excess of any amounts accrued. BNY Mellon will continue to monitor such matters for developments that could affect the amount of the reserve, and will adjust the reserve amount as appropriate. If the loss contingency in question is not both probable and reasonably estimable, BNY Mellon does not establish a reserve and the matter will continue to be monitored for any developments that would make the loss contingency both probable and reasonably estimable. BNY Mellon believes that its accruals for legal proceedings are appropriate and, in the aggregate, are not material to the consolidated financial position of BNY Mellon, although future accruals could have a material effect on net income in a given period.

For certain of those matters described herein for which a loss contingency may, in the future, be reasonably possible (whether in excess of a related accrued liability or where there is no accrued liability), BNY Mellon is currently unable to estimate a range of reasonably possible loss. For those matters where BNY Mellon is able to estimate a reasonably possible loss, exclusive of those matters described herein that are subject to the accounting and reporting requirements of ASC 740 (FASB Interpretation 48)(FIN48), the aggregate range of such reasonably possible loss is between  $200 million to  $500 million in excess of the accrued liability (if any) related to those matters.

The following describes certain judicial, regulatory and arbitration proceedings involving BNY Mellon:

Sentinel Matters

As previously disclosed, on Jan. 18, 2008, The Bank of New York Mellon filed a proof of claim in the Chapter 11 bankruptcy proceeding of Sentinel Management Group, Inc. (“Sentinel”) pending in federal court in the Northern District of Illinois, seeking to recover approximately  $312 million loaned to Sentinel and secured by securities and cash in an account maintained by Sentinel at The Bank of New York Mellon. On March 3, 2008, the bankruptcy Trustee filed an adversary complaint against The Bank of New York Mellon seeking to disallow The Bank of New York Mellon’s claim and seeking damages for allegedly aiding and abetting Sentinel insiders in misappropriating customer assets and improperly using those assets as collateral for the loan. In a decision dated Nov. 3, 2010, the court found for The Bank of New York Mellon and against the Trustee, holding that The Bank of New York Mellon’s loan to Sentinel is valid, fully secured, and not subject to equitable subordination. The bankruptcy Trustee appealed this decision on Dec. 1, 2010.

As previously disclosed, in November 2009, the Division of Enforcement of the U.S. Commodities Futures Trading Commission (“CFTC”) indicated that it is considering a recommendation to the CFTC that it file a civil enforcement action against The Bank of New York Mellon for possible violations of the Commodity Exchange Act and CFTC regulations in connection with its relationship to Sentinel. The Bank of New York Mellon responded in writing to the CFTC on Jan. 29, 2010 and provided an explanation as to why an enforcement action is unwarranted.

Auction Rate Securities Matters

As previously disclosed, in April 2008, BNY Mellon notified the SEC that Mellon Financial Markets LLC (“MFM”) placed orders on behalf of certain issuers to purchase their own Auction Rate Securities (“ARS”). The Texas State Securities Board, Florida Office of Financial Regulation and the New York State Attorney General began investigating this matter in approximately October 2008 and are focused on whether and to what extent the issuers’ orders had the effect of reducing the clearing rate and preventing failed auctions. These investigations, with which MFM is fully cooperating, are ongoing.

As previously disclosed, in February and April 2009, two institutional customers filed lawsuits in Texas state District Court for Dallas County, and California state Superior Court for Orange County. A third institutional customer filed an arbitration proceeding in December 2008, alleging misrepresentations and omissions in the sale of ARS. Together, these three customers seek rescission of approximately  $68 million of ARS, damages of approximately  $20 million, and interest and attorneys’ fees.

Agency Cross Trading Matter

As previously disclosed, on July 22, 2008, BNY Mellon notified FINRA and the SEC that employees of BNY Mellon Securities LLC, a broker-dealer subsidiary of the Company, which executed orders to purchase and sell securities on behalf of Mellon Investor Services LLC, failed to comply with certain best execution and regulatory requirements in connection with agency cross trades. On Jan. 14, 2011, the SEC announced the settlement of its subsequent action against BNY Mellon Securities LLC, finding that it had failed to supervise traders on its equity desk, censuring BNY Mellon Securities LLC and imposing monetary sanctions totaling  $24 million.

Securities Lending Matters

As previously disclosed, BNY Mellon or its affiliates have been named as defendants in a number of lawsuits initiated by participants in BNY Mellon’s securities lending program, which is a part of BNY Mellon’s Asset Servicing business. The lawsuits were filed on various dates from December 2008 to 2011, and are currently pending in courts in Oklahoma, New York, Washington, California and South Carolina and in commercial court in London. The complaints assert contractual, statutory, and common law claims, including claims for negligence and breach of fiduciary duty. The plaintiffs allege losses in connection with the investment of securities lending collateral, including losses related to investments in Sigma Finance Inc., Lehman Brothers Holdings, Inc. and certain asset-backed securities, and seek damages as to those losses. Two of the pending cases seek to proceed as class actions.

Matters Relating To Bernard L. Madoff

As previously disclosed, on May 11, 2010, the New York State Attorney General commenced a civil lawsuit against Ivy Asset Management LLC (“Ivy”), a subsidiary of BNY Mellon that manages primarily funds-of-hedge-funds, and two of its former officers in New York state court. The lawsuit alleges that Ivy, in connection with its role as sub-advisor to investment managers whose clients invested with Madoff, did not disclose certain material facts about Madoff. The complaint seeks an accounting of compensation received from January 1997 to the present by the Ivy defendants in connection with the Madoff investments, and unspecified damages, including restitution, disgorgement, costs and attorneys’ fees.

As previously disclosed, on Oct. 21, 2010, the U.S. Department of Labor commenced a civil lawsuit against Ivy, two of its former officers, and others in federal court in the Southern District of New York. The lawsuit alleges that Ivy violated the Employee Retirement Income Security Act (“ERISA”) by failing to disclose certain material facts about Madoff to investment managers subadvised by Ivy whose clients included employee benefit plan investors. The complaint seeks disgorgement and damages. On Dec. 8, 2010, the Trustee overseeing the Madoff liquidation sued many of the same defendants in bankruptcy court in New York, seeking to avoid withdrawals from Madoff investments made by various funds-of-funds (including six funds-of-funds managed by Ivy).

As previously disclosed, Ivy or its affiliates have been named in a number of civil lawsuits filed beginning Jan. 27, 2009 relating to certain investment funds that allege losses due to the Madoff investments. Ivy acted as a sub-advisor to the investment managers of some of those funds. Plaintiffs assert various causes of action including securities and common-law fraud. Certain of the cases seek to proceed as class actions and/or to assert derivative claims on behalf of the funds. Most of the cases have been consolidated in two actions in federal court in the Southern District of New York, with certain cases filed in New York state Supreme Court for New York and Nassau counties.

Medical Capital Litigations

As previously disclosed, The Bank of New York Mellon has been named as a defendant in a number of putative class actions and non-class actions brought by numerous plaintiffs in connection with its role as indenture trustee for debt issued by affiliates of Medical Capital Corporation. The actions, filed in late 2009 and currently pending in federal court in the Central District of California, allege that The Bank of New York Mellon breached its fiduciary and contractual obligations to the holders of the underlying securities, and seek unspecified damages.

Foreign Exchange Matters

As previously disclosed, beginning in December 2009, certain governmental authorities have requested information or served subpoenas on BNY Mellon seeking information relating to foreign exchange transactions in connection with custody services BNY Mellon provides to certain clients, including certain governmental entities and public pension plans. BNY Mellon is cooperating with these inquiries. In January 2011, the Virginia Attorney General filed a Notice of Intervention in a lawsuit filed in Virginia Circuit Court, Fairfax County by a private party under the Virginia Fraud Against Taxpayers Act. The plaintiff in that action alleges that BNY Mellon improperly charged and reported prices for foreign exchange transactions in connection with custody services BNY Mellon provides to certain Virginia pension funds. In February 2011, the Florida Attorney General filed a Notice of Intervention in a lawsuit filed in Florida Circuit Court, Leon County by a private party under the Florida False Claims Act. The plaintiff in that action alleges that BNY Mellon improperly charged and reported prices for foreign exchange transactions in connection with custody services BNY Mellon provides to a Florida pension fund.

German Broker-Dealer Litigation

As previously disclosed, on various dates from 2004 to 2011, BNY Mellon subsidiary Pershing LLC (“Pershing”) was named as a defendant in more than 100 lawsuits filed in Germany by plaintiffs who are investors with accounts at German broker-dealers. The plaintiffs allege that Pershing, which had a contractual relationship with the broker-dealers through which the broker-dealers executed options transactions on behalf of the broker-dealers’ clients, should be held liable for the tortious acts of the broker-dealers. Plaintiffs seek to recover their investment losses, interest, and statutory attorney’s fees and costs. On March 9, 2010, the German Federal Supreme Court ruled in the plaintiff’s favor in one of these cases, and held Pershing liable for a German broker-dealer’s tortious acts. On July 19, 2010, Pershing appealed that decision to the German Constitutional Court. In another similar case, in December 2010, the Federal Supreme Court denied Pershing’s appeals, and ruled in favor of 12 plaintiffs, in conformance with its March 2010 decision. On Jan. 25, 2011, the Federal Supreme Court ruled in the plaintiffs’ favor in four other similar cases, and remanded an additional four cases to the appellate court for further findings.

Lyondell Litigation

As previously disclosed, in an action filed in New York state Supreme Court for New York County, on Sept. 14, 2010, plaintiffs as holders of debt issued by Basell AF in 2005 allege that The Bank of New York Mellon, as indenture trustee, breached its contractual and fiduciary obligations by executing an intercreditor agreement in 2007 in connection with Basell’s acquisition of Lyondell Chemical Company. Plaintiffs are seeking damages for their alleged losses resulting from the execution of the 2007 intercreditor agreement that allowed the company to increase the amount of its senior debt.

Withholding Tax Matters

As previously disclosed, in 2007, in connection with its obligation to file information and withholding tax returns with the IRS for its various businesses, BNY Mellon became aware of certain inconsistencies in supporting documentation and records for certain of BNY Mellon’s businesses, and initiated an extensive company-wide review. We notified the IRS of the inconsistencies and continue to cooperate with the IRS in its review of this matter.

Tax Litigation

As previously disclosed, in Aug. 17, 2009, BNY Mellon received a Statutory Notice of Deficiency disallowing tax benefits for the 2001 and 2002 tax years in connection with a 2001 transaction that involved the payment of U.K. corporate income taxes that were credited against BNY Mellon’s U.S. corporate income tax liability. On Nov. 10, 2009, BNY Mellon filed a petition with the U.S. Tax Court contesting the disallowance of the benefits. A trial is currently scheduled for Dec. 5, 2011. The aggregate tax benefit for all six years in question is approximately  $900 million, including interest. In the event BNY Mellon is unsuccessful in defending its position, the IRS has agreed not to assess underpayment penalties.

Derivative instruments	12 Months Ended
Dec. 31, 2010
Derivative instruments

Note 26—Derivative instruments

We use derivatives to manage exposure to market risk, interest rate risk, credit risk and foreign currency risk, to generate profits from proprietary trading and to assist customers with their risk management objectives.

The notional amounts for derivative financial instruments express the dollar volume of the transactions; however, credit risk is much smaller. We perform credit reviews and enter into netting agreements to minimize the credit risk of foreign currency and interest rate risk management products. We enter into offsetting positions to reduce exposure to foreign exchange and interest rate risk.

Use of derivative financial instruments involves reliance on counterparties. Failure of a counterparty to honor its obligation under a derivative contract is a risk we assume whenever we engage in a derivative contract. In 2010 and 2009, counterparty default losses on both trading and hedging derivatives were  $39 million and  $4 million, respectively. Reserves for losses incurred in 2010 were established in prior years. As a result, these counterparty default losses did not impact income in 2010.

Hedging derivatives

We utilize interest rate swap agreements to manage our exposure to interest rate fluctuations. For hedges of investment securities held for sale, deposits and long-term debt, the hedge documentation specifies the terms of the hedged items and the interest rate swaps and indicates that the derivative is hedging a fixed-rate item and is a fair value hedge, that the hedge exposure is to the changes in the fair value of the hedged item due to changes in benchmark interest rates, and that the strategy is to eliminate fair value variability by converting fixed-rate interest payments to LIBOR.

The securities hedged consist of sovereign debt, U.S. Treasury bonds and asset-backed securities, and generally had weighted average lives of 10 years or less at initial purchase. The asset-backed securities are callable six months prior to maturity. The swaps on the asset-backed securities are callable six months prior to maturity. The swaps on the sovereign debt and U.S. Treasury bonds are not callable. All of these securities are hedged with “pay fixed rate, receive variable rate” swaps of the same maturity, repricing and fixed rate coupon. At Dec. 31, 2010,  $2.2 billion of securities were hedged with interest rate swaps that had notional values of  $2.2 billion.

The fixed rate deposits hedged generally have original maturities of 5 to 11 years and are not callable. These deposits are hedged with receive fixed rate, pay variable rate swaps of similar maturity, repricing and fixed rate coupon. The swaps are not callable. At Dec. 31, 2010,  $25 million of deposits were hedged with interest rate swaps that had notional values of  $25 million.

The fixed rate long-term debt hedged generally have original maturities of 5 to 30 years. We issue both callable and non-callable debt. The non-callable debt is hedged with simple interest rate swaps similar to those described for deposits. Callable debt is hedged with callable swaps where the call dates of the swaps exactly match the call dates of the debt. At Dec. 31, 2010,  $11.8 billion of debt was hedged with interest rate swaps that had notional values of  $11.8 billion.

In addition, we enter into foreign exchange hedges. We use forward foreign exchange contracts with maturities of 12 months or less to hedge our Sterling, Euro and Indian Rupee foreign exchange exposure with respect to foreign currency forecasted revenue transactions in entities that have the U.S. dollar as their functional currency. As of Dec. 31, 2010, the hedged forecasted foreign currency transactions and designated forward foreign exchange contract hedges were  $270 million (notional), with less than  $1 million of pre-tax losses recorded in other comprehensive income. These losses will be reclassified to income or expense over the next twelve months.

We use forward foreign exchange contracts with remaining maturities of ten months or less as hedges against our exposure to Euro, Australian Dollar, Norwegian Krona, and Hong Kong Dollar foreign exchange exposure with respect to interest-bearing deposits with banks and their associated forecasted interest revenue. These hedges are designated as cash flow hedges. These hedges are effected such that their maturities and notional values match those of the deposits with banks. As of Dec. 31, 2010, the hedged placements and their designated forward foreign exchange contract hedges were  $6.8 billion (notional), with less than  $1 million of pre-tax gain recorded in other comprehensive income. This gain will be reclassified to net interest revenue and other income over the next ten months.

Forward foreign exchange contracts are also used to hedge the value of our net investments in foreign subsidiaries. These forward foreign exchange contracts usually have maturities of less than two years. The derivatives employed are designated as hedges of changes in value of our foreign investments due to exchange rates. Changes in the value of the forward foreign exchange contracts offset the changes in value of the foreign investments due to changes in foreign exchange rates. The change in fair market value of these forward foreign exchange contracts is deferred and reported within accumulated translation adjustments in shareholders’ equity, net of tax. At Dec. 31, 2010, forward foreign exchange contracts with notional amounts totaling  $4.8 billion, were designated as hedges.

In addition to forward foreign exchange contracts, we also designate non-derivative financial instruments as hedges of our net investments in foreign subsidiaries. Those non-derivative financial instruments designated as hedges of our net investments in foreign subsidiaries were all long-term liabilities of BNY Mellon in various currencies, and, at Dec. 31, 2010, had a combined U.S. dollar equivalent value of  $853 million.

Ineffectiveness related to derivatives and hedging relationships was recorded in income as follows:

Ineffectiveness	Year ended Dec. 31,
(in millions)	2010	2009	2008
Fair value hedges on loans	$0.1	$(0.1)	$0.2
Fair value hedges of securities	(4.2)	0.1	(0.1)
Fair value hedges of deposits and long-term debt	7.7	2.2	28.4
Cash flow hedges	0.1	-	(0.1)
Other (a)	(0.2)	0.1	0.1
Total	$3.5	$2.3	$28.5
(a)	Includes ineffectiveness recorded on foreign exchange hedges.

The following table summarizes the notional amount and credit exposure of our total derivative portfolio at Dec. 31, 2010 and 2009.

Impact of derivative instruments on the balance sheet	Notional value		Asset derivatives fair value (a)		Liability derivatives fair value (a)
(in millions)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Derivatives designated as hedging instruments (b):
Interest rate contracts	$13,967	$11,836	$707	$408	$33	$106
Foreign exchange contracts	11,816	3,645	2	-	116	97
Total derivatives designated as hedging instruments			$709	$408	$149	$203
Derivatives not designated as hedging instruments (c):
Interest rate contracts	$1,090,718	$1,030,847	$15,651	$13,620	$16,275	$14,084
Equity contracts	6,905	7,710	449	483	380	570
Credit contracts	681	806	2	3	4	6
Foreign exchange contracts	315,050	259,402	3,661	3,136	3,707	2,953
Total derivatives not designated as hedging instruments			$19,763	$17,242	$20,366	$17,613
Total derivatives fair value (d)			$20,472	$17,650	$20,515	$17,816
Effect of master netting agreements			(15,827)	(12,680)	(15,181)	(12,411)
Fair value after effect of master netting agreements			$4,645	$4,970	$5,334	$5,405
(a)	Derivative financial instruments are reported net of cash collateral received and paid of $889 million and $243 million, respectively at Dec. 31, 2010 and $429 million and $160 million, respectively at Dec. 31, 2009.
(b)	The fair value of asset derivatives and liability derivatives designated as hedging instruments is recorded as other assets and other liabilities, respectively, on the balance sheet.
(c)	The fair value of asset derivatives and liability derivatives not designated as hedging instruments is recorded as trading assets and trading liabilities, respectively, on the balance sheet.
(d)	Fair values are on a gross basis, before consideration of master netting agreements, as required by ASC 815.

At Dec. 31, 2010 approximately  $ 399 billion (notional) of interest rate contracts will mature within one year,  $ 442 billion between one and five years, and  $ 264 billon after five years. At Dec. 31, 2010, approximately  $ 313 billion (notional) of foreign exchange contracts will mature within one year,  $ 7 billion between one and five years, and  $ 7 billion after five years.

Impact of derivative instruments on the income statement
(in millions)
Derivatives in fair value hedging relationships	Location of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives Year ended Dec. 31,		Location of gain (loss) recognized in income on hedged item	Amount of gain (loss) recognized in hedged item Year ended Dec. 31,
		2010	2009		2010	2009
Interest rate contracts	Net interest revenue	$370	$(406)	Net interest revenue	$(366)	$408

Derivatives in cash flow hedging relationships	Amount of gain or (loss) recognized in OCI on derivative (effective portion) Year ended Dec. 31,		Location of gain or (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain or (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,		Location of gain or (loss) recognized in income on derivatives (ineffective portion and amount excluded from effectiveness testing)	Amount of gain or (loss) recognized in income on derivatives (ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,
	2010	2009		2010	2009		2010	2009
Interest rate contracts	$-	$-	Net interest revenue	$-	$26	Net interest revenue	$-	$-
FX contracts	(7)	-	Net interest revenue	(6)	-	Net interest revenue	-	-
FX contracts	(134)	(1)	Other revenue	(135)	6	Other revenue	-	-
FX contracts	(1)	-	Salary expense	(1)	-	Salary expense	-	-
Total	$(142)	$(1)		$(142)	$32		$-	$-

Derivatives in net investment hedging relationships	Amount of gain (loss) recognized in OCI on derivatives (effective portion) Year ended Dec. 31,		Location of gain (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,		Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) Recognized in income on derivatives (Ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,
	2010	2009		2010	2009		2010	2009
FX contracts	$(52)	$(298)	Net interest revenue	$-	$-	Other revenue	$(0.2)	$0.1

Trading activities (including trading derivatives)

Our trading activities are focused on acting as a market maker for our customers. The risk from these market-making activities and from our own positions is managed by our traders and limited in total exposure as described below.

We manage trading risk through a system of position limits, a VAR methodology based on Monte Carlo simulations, stop loss advisory triggers, and other market sensitivity measures. Risk is monitored and reported to senior management by a separate unit on a daily basis. Based on certain assumptions, the VAR methodology is designed to capture the potential overnight pre-tax dollar loss from adverse changes in fair values of all trading positions. The calculation assumes a one-day holding period for most instruments, utilizes a 99% confidence level, and incorporates the non-linear characteristics of options. The VAR model is one of several statistical models used to develop economic capital results, which is allocated to lines of business for computing risk-adjusted performance.

As the VAR methodology does not evaluate risk attributable to extraordinary financial, economic or other occurrences, the risk assessment process includes a number of stress scenarios based upon the risk factors in the portfolio and management’s assessment of market conditions. Additional stress scenarios based upon historic market events are also performed. Stress tests, by their design, incorporate the impact of reduced liquidity and the breakdown of observed correlations. The results of these stress tests are reviewed weekly with senior management.

Revenue from foreign exchange and other trading revenue included the following:

Foreign exchange and other trading revenue (in millions)	2010	2009	2008
Foreign exchange	$787	$850	$1,197
Fixed income	80	242	147
Credit derivatives (a)	(7)	(84)	30
Other	26	28	88
Total	$886	$1,036	$1,462
(a)	Used as economic hedges of loans.

Foreign exchange includes income from purchasing and selling foreign currencies and currency forwards, futures, and options. Fixed income reflects results from futures and forward contracts, interest rate swaps, foreign currency swaps, options and fixed income securities. Credit derivatives include revenue from credit default swaps. Other primarily includes income from equity securities and equity derivatives.

Counterparty credit risk and collateral

We assess credit risk of our counterparties through regular periodic examination of their financial statements, confidential communication with the management of those counterparties and regular monitoring of publicly available credit rating information. This and other information is used to develop proprietary credit rating metrics used to assess credit quality.

Collateral requirements are determined after a comprehensive review of the credit quality of each counterparty. Collateral is generally held or pledged in the form of cash or highly liquid government securities. Collateral requirements are monitored and adjusted daily.

Additional disclosures concerning derivative financial instruments are provided in Note 23 of the Notes to Consolidated Financial Statements.

Disclosure of contingent features in over-the-counter (“OTC”) derivative instruments

Certain of the BNY Mellon’s OTC derivative contracts and/or collateral agreements contain provisions that may require us to take certain actions if its public debt rating fell to a certain level. Early termination provisions, or “close-out” agreements in those contracts could trigger immediate payment of outstanding contracts that are in net liability positions. Certain collateral agreements would require us to immediately post additional collateral to cover some or all of BNY Mellon’s liabilities to a counterparty.

The following table shows the fair value of contracts falling under early termination provisions that were in net liability positions as of Dec. 31, 2010 for three key ratings triggers:

If BNY Mellon’s rating was changed to:	Potential close-out exposures (fair value) (a)
A3/A-	$442 million
Baa2/BBB	$915 million
Bal/BB+	$1,548 million
(a)	The change between rating categories is incremental, not cumulative.

Additionally, if BNY Mellon’s debt rating had fallen below investment grade on Dec. 31, 2010, existing collateral arrangements would have required us to have posted an additional  $971 million of collateral.

Review of businesses	12 Months Ended
Dec. 31, 2010
Review of businesses

Note 27—Review of businesses

We have an internal information system that produces performance data for our seven businesses along product and service lines. The following discussion of our businesses satisfies the disclosure requirements for ASC 280, Segment Reporting.

Business accounting principles

Our business data has been determined on an internal management basis of accounting, rather than the generally accepted accounting principles used for consolidated financial reporting. These measurement principles are designed so that reported results of the businesses will track their economic performance.

Business results are subject to reclassification whenever improvements are made in the measurement principles or when organizational changes are made.

The accounting policies of the businesses are the same as those described in Note 1 of the Notes to Consolidated Financial Statements.

The operations of acquired businesses are integrated with the existing businesses soon after they are completed. As a result of the integration of staff support functions, management of customer relationships, operating processes and the financial impact of funding acquisitions, we cannot precisely determine the impact of acquisitions on income before taxes and therefore do not report it.

Information on our businesses is reported on a continuing operations basis for all periods presented. See Note 4 of the Notes to Consolidated Financial Statements for a discussion of discontinued operations.

We provide data for seven businesses, with certain businesses combined into groups as shown below:

Group of businesses/Business	Primary types of revenue
Asset and Wealth Management Group
Asset Management business	· Asset and wealth management fees from: Mutual funds Institutional clients Private clients Performance fees · Distribution and servicing fees
Wealth Management business	· Wealth management fees from high-net-worth individuals and families, endowments and foundations and related entities.
Institutional Services Group
Asset Servicing business	· Asset servicing fees, including: Institutional trust and custody fees Broker-dealer services Securities lending · Foreign exchange
Issuer Services business	· Issuer services fees, including: Corporate trust Depositary receipts Employee investment plan services Shareowner services
Clearing Services business	· Clearing services fees, including: Broker-dealer services Registered investment advisor services
Treasury Services business	· Treasury services fees, including: Global payment services Working capital solutions · Financing-related fees
Other Businesses	· Leasing operations · Corporate treasury activities · Global markets and institutional banking services · Business exits

The results of our businesses are presented and analyzed on an internal management reporting basis:

·

Revenue amounts reflect fee and other revenue generated by each business. Fee and other revenue transferred between businesses under revenue transfer agreements is included within other revenue in each business.

·

Revenues and expenses associated with specific client bases are included in those businesses. For example, foreign exchange activity associated with clients using custody products is allocated to the Asset Servicing business.

·

Net interest revenue is allocated to businesses based on the yields on the assets and liabilities generated by each business. We employ a funds transfer pricing system that matches funds with the specific assets and liabilities of each business based on their interest sensitivity and maturity characteristics.

·	Support and other indirect expenses are allocated to businesses based on internally-developed methodologies.
·	Recurring FDIC expense is allocated to the businesses based on average deposits generated within each business.
·	Special litigation reserves is a corporate level item and is therefore recorded in the Other businesses.
·

Management of the investment securities portfolio is a shared service contained in the Other businesses. As a result, gains and losses associated with the valuation of the securities portfolio are included in the Other businesses.

·

Client deposits serve as the primary funding source for our investment securities portfolio. We typically allocate all interest revenue to the businesses generating the deposits. Accordingly, the higher yield related to the restructured investment securities portfolio has been included in the results of the businesses.

·	Support agreement charges are recorded in the business in which the charges occurred.
·	The restructuring charges recorded in 2010, 2009 and 2008 resulted from corporate initiatives and therefore were recorded in the Other businesses.

·	Balance sheet assets and liabilities and their related income or expense are specifically assigned to each business. Businesses with a net liability position have been allocated assets.
·	Goodwill and intangible assets are reflected within individual businesses.
·	M&I expenses are corporate level items and are therefore recorded in the Other businesses.

Total revenue includes approximately  $2.1 billion in 2010,  $1.6 billion in 2009 and  $2.0 billion in 2008, of international operations domiciled in the U.K. which is 15%, 21% and 14% of total revenue, respectively.

The following consolidating schedules show the contribution of our businesses to our overall profitability.

For the year ended Dec. 31, 2010
(dollar amounts in millions)	Asset Management		Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,644	(a)	$590	$3,234	$3,809	$1,576	$1,152	$841	$7,378	$279	$10,891	(a)
Net interest revenue	(1)		227	226	864	903	368	632	2,767	(68)	2,925
Total revenue	2,643		817	3,460	4,673	2,479	1,520	1,473	10,145	211	13,816
Provision for credit losses	-		2	2	-	-	-	-	-	9	11
Noninterest expense	2,082		611	2,693	3,399	1,354	1,138	769	6,660	817	10,170
Income before taxes	$561	(a)	$204	$765	$1,274	$1,125	$382	$704	$3,485	$(615)	$3,635	(a)
Pre-tax operating margin (b)	21%		25%	22%	27%	45%	25%	48%	34%	N/M	26%
Average assets	$26,307		$10,618	$36,925	$66,678	$51,623	$21,361	$26,519	$166,181	$34,330	$237,436	(c)
(a)	Total fee and other revenue and income before taxes for 2010 includes income from consolidated asset management funds of $226 million net of income attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.
(b)	Income before taxes divided by total revenue.
(c)	Including average assets of discontinued operations of $404 million for 2010, consolidated average assets were $237,840 million.

For the year ended Dec. 31, 2009
(dollar amounts in millions)	Asset Management	Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,247	$578	$2,825	$3,406	$1,617	$1,190	$835	$7,048	$(5,134)	$4,739
Net interest revenue	32	194	226	894	768	340	613	2,615	74	2,915
Total revenue	2,279	772	3,051	4,300	2,385	1,530	1,448	9,663	(5,060)	7,654
Provision for credit losses	-	1	1	-	-	-	-	-	331	332
Noninterest expense	1,915	583	2,498	2,956	1,305	1,021	772	6,054	978	9,530
Income before taxes	$364	$188	$552	$1,344	$1,080	$509	$676	$3,609	$(6,369)	$(2,208)
Pre-tax operating margin (a)	16%	24%	18%	31%	45%	33%	47%	37%	N/M	N/M
Average assets	$12,564	$9,276	$21,840	$60,842	$50,752	$18,455	$25,971	$156,020	$32,079	$209,939	(b)
(a)	Income before taxes divided by total revenue.
(b)	Including average assets of discontinued operations of $2,188 million in 2009, consolidated average assets were $212,127 million.

For the year ended Dec. 31, 2008
(dollar amounts in millions)	Asset Management	Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,794	$624	$3,418	$4,429	$1,859	$1,292	$956	$8,536	$(1,240)	$10,714
Net interest revenue	75	200	275	1,086	710	321	730	2,847	(263)	2,859
Total revenue	2,869	824	3,693	5,515	2,569	1,613	1,686	11,383	(1,503)	13,573
Provision for credit losses	-	-	-	-	-	-	-	-	104	104
Noninterest expense	2,641	639	3,280	3,784	1,416	1,130	831	7,161	1,082	11,523
Income before taxes	$228	$185	$413	$1,731	$1,153	$483	$855	$4,222	$(2,689)	$1,946
Pre-tax operating margin (a)	8%	23%	11%	31%	45%	30%	51%	37%	N/M	14%
Average assets	$13,267	$10,044	$23,311	$59,150	$35,169	$18,358	$25,603	$138,280	$45,925	$207,516	(b)
(a)	Income before taxes divided by total revenue.
(b)	Including average assets of discontinued operations of $2,441 million in 2008, consolidated average assets were $209,957 million in 2008.

International operations	12 Months Ended
Dec. 31, 2010
International operations

Note 28—International operations

International activity includes asset and wealth management and securities servicing fee revenue generating businesses, foreign exchange trading activity, loans and other revenue producing assets and transactions in which the customer is domiciled outside of the United States and/or the international activity is resident at an international entity. Due to the nature of our international and domestic activities, it is not possible to precisely distinguish between internationally and domestically domiciled customers. As a result, it is necessary to make certain subjective assumptions such as:

·	Income from continuing operations from international operations is determined after internal allocations for interest revenue, taxes, expenses, and provision and allowance for credit losses.
·	Expense charges to international operations include those directly incurred in connection with such activities, as well as an allocable share of general support and overhead charges.

Total revenue, income before income taxes, income from continuing operations and total assets of our international operations are shown in the table below.

International operations
	International				Total International	Total Domestic
(in millions)	EMEA		APAC	Other				Total
2010 (a):
Total assets (b)	$72,629	(c)	$8,806	$3,124	$84,559	$162,422		$246,981
Total revenue	3,497	(c)	745	735	4,977	8,898		13,875
Income before taxes	1,222		394	348	1,964	1,730		3,694
Income from continuing operations	916		295	261	1,472	1,175		2,647
2009 (a):
Total assets (b)	$58,011	(c)	$5,588	$1,375	$64,974	$145,008		$209,982
Total revenue	2,825	(c)(d)	669	578	4,072	3,582		7,654
Income before taxes	863	(d)	287	257	1,407	(3,615)		(2,208)
Income from continuing operations	667	(d)	222	199	1,088	(1,901	) (e)	(813)
2008:
Total assets (b)	$49,037	(c)	$3,527	$1,383	$53,947	$183,565		$237,512
Total revenue	3,604	(c)	796	607	5,007	8,566		13,573
Income before taxes	1,176		338	292	1,806	140		1,946
Income from continuing operations	859		247	213	1,319	136	(e)	1,455
(a)	Presented on a continuing operations basis.
(b)	Total assets include long-lived assets, which are not considered by management to be significant in relation to total assets. Long-lived assets are primarily located in the U.S.
(c)	Includes revenue of approximately $2.1 billion, $1.6 billion and $2.0 billion, and assets of approximately $44.7 billion, $43.0 billion and $27.1 billion, in 2010, 2009 and 2008, respectively, of international operations domiciled in the UK, which is 15%, 21% and 14% of total revenue and 18%, 20% and 11% of total assets, respectively.
(d)	In 2009, excludes the $269 million of investment securities losses on the European floating rate notes.
(e)	Domestic income from continuing operations in 2009 and 2008 was reduced by investment securities losses. Domestic income from continuing operations in 2008 was also reduced by the SILO/LILO charge and support agreement charges.

Supplemental information to the Consolidated Statement of Cash Flows	12 Months Ended
Dec. 31, 2010
Supplemental information to the Consolidated Statement of Cash Flows

Note 29—Supplemental information to the Consolidated Statement of Cash Flows

Noncash investing and financing transactions that, appropriately, are not reflected in the Consolidated Statement of Cash Flows are listed below.

Noncash investing and financing transactions	Year ended Dec. 31,
(in millions)	2010	2009	2008
Transfers from loans to other assets for OREO	$11	$11	$12
Assets of consolidated VIEs	15,249	-	-
Liabilities of consolidated VIEs	13,949	-	-
Non-controlling interests of consolidated VIEs	699	-	-
Issuance of common stock for acquisitions	-	85	-

Summary of significant accounting and reporting policies (Policies)	12 Months Ended
Dec. 31, 2010
Consolidation, Policy

Basis of Presentation

The accounting and financial reporting policies of BNY Mellon, a global financial services company, conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing industry practices. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates based on assumptions about future economic and market conditions which affect reported amounts and related disclosures in our financial statements. Amounts subject to estimates are items such as the allowance for loan losses and lending-related commitments, goodwill and intangible assets, pension accounting, the fair value of financial instruments and other-than-temporary impairments. Actual results could differ from these estimates.

In the opinion of management, all adjustments necessary for a fair presentation of financial position, results of operations and cash flows for the annual periods have been made. Certain other immaterial reclassifications have been made to prior years to place them on a basis comparable with current period presentation.

The consolidated financial statements include the accounts of BNY Mellon and its subsidiaries. Equity investments of less than a majority but at least 20% ownership are accounted for by the equity method and classified as other assets. Earnings on these investments are reflected in fee and other revenue as securities servicing fees or investment income, as appropriate, in the period earned. Our most significant equity method investments are:

Equity method investments at Dec. 31, 2010
(dollars in millions)	Percent Ownership	Book Value
CIBC Mellon	50.0%	$588
Wing Hang	20.3%	$347
Siguler Guff	20.0%	$257
ConvergEx	33.2%	$152
West LB Joint Venture	50.0%	$122

The income statement and balance sheet include results of acquired businesses accounted for under the acquisition method of accounting pursuant to ASC 805—Business Combinations and equity investments from the dates of acquisition. For acquisitions prior to Jan. 1, 2009, we recorded any contingent purchase payments when the amounts were resolved and became payable. For acquisitions occurring after Dec. 31, 2008, contingent purchase consideration was measured at its fair value and recorded on the purchase date.

The Parent financial statements in Note 21 of the Notes to Consolidated Financial Statements include the accounts of the Parent; those of a wholly owned financing subsidiary that functions as a financing entity for BNY Mellon and its subsidiaries by issuing commercial paper and other debt guaranteed by BNY Mellon; and MIPA, LLC, a single member company, created to hold and administer corporate owned life insurance. Financial data for the Parent, the financing subsidiary and the single member company are combined for financial reporting purposes because of the limited function of these entities and the unconditional guarantee by BNY Mellon of their obligations.

Consolidation Of Variable Interest Entities Policy

Variable interest entities

We consider the underlying facts and circumstances of individual transactions when assessing whether or not an entity is a potential variable interest entity (“VIE”). VIEs are entities in which equity investors do not have the characteristics of a controlling financial interest. BNY Mellon applies ASC 810 to its mutual funds, hedge funds, private equity funds, collective investment funds and real estate investment trusts, which were determined to be VIEs. Generally, the company is deemed to be the primary beneficiary and thus required to consolidate a VIE, if BNY Mellon has a variable interest (or combination of variable interests) that, based on a quantitative analysis, will absorb a majority of the VIE’s expected losses, that will receive a majority of the VIE’s expected residual returns, or both. A “variable interest” is a contractual, ownership or other interest that changes with changes in the fair value of the VIE’s net assets. “Expected losses” and “expected residual returns” are measures of variability in the expected cash flows of a VIE.

BNY Mellon’s other VIEs are evaluated under the guidance included in ASU 2009-17. These other VIEs, include securitization trusts, which are no longer considered QSPEs, and CLOs, in which BNY Mellon serves as the investment manager. In addition, we provide trust and custody services for a fee to entities sponsored by other corporations in which we have no other interest. The company must determine whether or not its variable interests in these VIEs based on qualitative analysis provide BNY Mellon with a controlling financial interest in the VIE. The analysis includes an assessment of the characteristics of the VIE. The Company is considered to have a controlling financial interest in the VIE, which would require consolidation of the VIE, if it has the following characteristics: (1) the power to direct the activities that most significantly impact the VIE’s economic performance; and (2) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.

Organization Policy

Nature of operations

BNY Mellon is a global leader in providing a broad range of financial products and services in domestic and international markets. Through our seven businesses (Asset Management, Wealth Management, Asset Servicing, Issuer Services, Clearing Services, Treasury Services and Other), we serve the following major classes of customers—institutions, corporations, and high net worth individuals. For institutions and corporations, we provide the following services:

·	investment management;
·	trust and custody;
·	foreign exchange;
·	securities lending;
·	depositary receipts;
·	corporate trust;
·	shareowner services;
·	global payment/cash management; and
·	banking services.

For individuals, we provide mutual funds, separate accounts, wealth management and private banking services. BNY Mellon’s asset management businesses provide investment products in many asset classes and investment styles on a global basis.

Investment, Policy

Trading account securities, available-for-sale securities, and held-to-maturity securities

Securities are accounted for under ASC 320 Investments—Debt and Equity Securities. Securities are generally classified in the trading, available-for-sale investment or the held-to-maturity investment securities portfolios when they are purchased. Securities are classified as trading securities when our intention is to resell. Securities are classified as available-for-sale securities when we intend to hold the securities for an indefinite period of time or when the securities may be used for tactical asset/liability purposes and may be sold from time to time to effectively manage interest rate exposure, prepayment risk and liquidity needs. Securities are classified as held-to-maturity securities when we intend to hold them until maturity. Seed capital investments are classified as other assets, trading securities or available-for-sale securities, depending on the nature of the investment and management’s intent.

Trading securities are stated at fair value. Trading revenue includes both realized and unrealized gains and losses. The liability incurred on short-sale transactions, representing the obligation to deliver securities, is included in trading liabilities at fair value.

Available-for-sale securities are stated at fair value. The difference between fair value and amortized cost representing unrealized gains or losses on assets classified as available-for-sale, are recorded net of tax as an addition to or deduction from other comprehensive income (“OCI”), unless a security is deemed to have an other-than-temporary impairment (“OTTI”). Gains and losses on sales of available-for-sale securities are reported in the income statement. The cost of debt and equity securities sold is determined on a specific identification and average cost method, respectively. Unrealized gains and losses on seed capital investments classified as other assets are recorded in investment income. Held-to-maturity securities are stated at cost.

Income on securities purchased is adjusted for amortization of premium and accretion of discount on a level yield basis, unless a security is other-than-temporarily impaired.

Other-Than-Temporary Impairment, Policy

Effective 2009, the Company adopted FAS 115-2 and FAS 124-2 “Recognition and Presentation of Other-Than-Temporary Impairments” (included in ASC 320), which changed the accounting and disclosure for OTTI. Under this new guidance, only the credit component of an OTTI of a debt security is recognized in earnings and the noncredit component is recognized in OCI when we do not intend to sell the security and it is more likely than not that BNY Mellon will not be required to sell the security prior to recovery.

For held-to-maturity debt securities, the amount of OTTI recorded in OCI for the non-credit portion of a previous OTTI is amortized prospectively, as an increase to the carrying amount of the security, over the remaining life of the security on the basis of the timing of future estimated cash flows of the securities. In order not to be required to recognize the non-credit component of an OTTI in earnings, management is required to assert that it does not have the intent to sell the security and that it is more likely than not it will not have to sell the security before recovery of its cost basis.

If we intend to sell the security or it is more likely than not that BNY Mellon will be required to sell the security prior to recovery, the non-credit component of OTTI is recognized in earnings and subsequently accreted to interest income on an effective yield basis over the life of the security.

ASC 325 Investments—Other provides additional specific guidance for unrated investments which are beneficial interests in securitized financial assets. BNY Mellon decides whether a security is within the scope of ASC 325 upon its acquisition and does not alter this decision if the security is subsequently downgraded. Under ASC 325, the excess of future estimated cash flows over the initial carrying amount of the investment is accreted to interest income over the life of the investment using the effective yield method.

We routinely conduct periodic reviews to identify and evaluate each investment security to determine whether OTTI has occurred. We examine various factors when determining whether an impairment, representing the fair value of a security being below its amortized cost, is other than temporary. The following are examples of factors that BNY Mellon considers:

·	The length of time and the extent to which the fair value has been less than the amortized cost basis;
·	Whether management has an intent to sell the security;
·	Whether the decline in fair value is attributable to specific adverse conditions affecting a particular investment;
·	Whether the decline in fair value is attributable to specific conditions, such as conditions in an industry or in a geographic area;
·	Whether a debt security has been downgraded by a rating agency;
·	Whether a debt security exhibits cash flow deterioration; and
·

For each non-agency RMBS, we compare the remaining credit enhancement that protects the individual security from losses against the projected losses of principal and/or interest expected to come from the underlying mortgage collateral, to determine whether such credit losses might directly impact the relevant security.

The accounting policies for the determination of the fair value of financial instruments and OTTI have been identified as “critical accounting estimates” as they require us to make numerous assumptions based on available market data. See Note 5 of the Notes to Consolidated Financial Statements for these disclosures.

Loans and Leases Policy

Loans and leases

Loans are reported net of any unearned discount. Loan origination and upfront commitment fees, as well as certain direct loan origination and commitment costs, are deferred and amortized as a yield adjustment over the lives of the related loans. Deferred fees and costs are netted against outstanding loan balances. Loans held for sale are carried at the lower of aggregate cost or fair value.

Unearned revenue on direct financing leases is accreted over the lives of the leases in decreasing amounts to provide a constant rate of return on the net investment in the leases. Revenue on leveraged leases is recognized on a basis to achieve a constant yield on the outstanding investment in the lease, net of the related deferred tax liability, in the years in which the net investment is positive. Gains and losses on residual values of leased equipment sold are included in investment income. Considering the nature of these leases and the number of significant assumptions, there is risk associated with the income recognition on these leases should any of the assumptions change materially in future periods.

Nonperforming Assets Policy

Nonperforming assets

Commercial loans are placed on nonaccrual status when principal or interest is past due 90 days or more, or when there is reasonable doubt that interest or principal will be collected.

When a first lien residential mortgage loan reaches 90 days delinquent, it is subject to an impairment test and may be placed on nonaccrual status. At 180 days delinquent, the loan is subject to further impairment testing. The loan will remain on accrual status if the realizable value of the collateral exceeds the unpaid principal balance plus accrued interest. If the loan is impaired, a charge-off is taken and the loan is placed on nonaccrual status. At 270 days delinquent, all first lien mortgages are placed on nonaccrual status. Second lien mortgages are automatically placed on nonaccrual status when they reach 90 days delinquent. When a loan is placed on nonaccrual status, previously accrued and uncollected interest is reversed against current period interest revenue. Interest receipts on nonaccrual and impaired loans are recognized as interest revenue or are applied to principal when we believe the ultimate collectability of principal is in doubt. Nonaccrual loans generally are restored to an accrual basis when principal and interest become current.

A loan is considered to be impaired, as defined by ASC 310—Accounting by Creditors for Impairment of a Loan, when it is probable that we will be unable to collect all principal and interest amounts due according to the contractual terms of the loan agreement. An impairment allowance is measured on loans greater than  $1 million and which meet the definition of an impaired loan per ASC 310.

Impaired loans greater than  $1 million are required to be measured based upon the loan’s market price, the present value of expected future cash flows, discounted at the loan’s initial effective interest rate, or at fair value of the collateral if the loan is collateral dependent. If the loan valuation is less than the recorded value of the loan, an impairment allowance is established by either an allocation of the allowance for credit losses or by a provision for credit losses. Impairment allowances are not needed when the recorded investment in an impaired loan is less than the loan valuation.

Allowance for Loan and Lease Losses, Policy

Allowance for loan losses and allowance for lending related commitments

The allowance for loans losses, shown as a valuation allowance to loans, and the allowance for lending related commitments are referred to as BNY Mellon’s allowance for credit exposure. The accounting policy for the determination of the adequacy of the allowances has been identified as a “critical accounting estimate” as it requires us to make numerous complex and subjective estimates and assumptions relating to amounts which are inherently uncertain.

The allowance for loans losses is maintained to absorb losses inherent in the loan portfolio as of the balance sheet date based on our judgment. The allowance determination methodology is designed to provide procedural discipline in assessing the appropriateness of the allowance. Credit losses are charged against the allowance. Recoveries are added to the allowance.

The methodology for determining the allowance for lending related commitments considers the same factors as the allowance for loan losses, as well as an estimate of the probability of drawdown. In 2010, we expanded the description of the elements of the allowance for loan losses and lending related commitments from three to four. This change did not impact the methodology used to calculate the allowance or provision for credit losses.

The four elements of the allowance for loan losses and the allowance for lending related commitments are:

·	an allowance for impaired credits (nonaccrual loans over $1 million);
·	an allowance for higher risk-rated credits and pass-rated credits;
·	an allowance for residential mortgage loans (previously included in element 2); and
·	an unallocated allowance based on general economic conditions and risk factors in our individual markets.

Our lending is primarily to institutional customers. As a result, our loans are generally larger than  $1 million. Therefore, the first element, impaired credits, is based on individual analysis of all nonperforming loans over  $1 million. The allowance is measured by the difference between the recorded value of impaired loans and their impaired value. Impaired value is either the present value of the expected future cash flows from the borrower, the market value of the loan, or the fair value of the collateral.

The second element, higher risk-rated credits and pass-rated credits, is based on our expected loss model. All borrowers are assigned to pools based on their credit ratings. The expected loss for each loan in a pool incorporates the borrower’s credit rating, loss given default rating and maturity. The loss given default incorporates a recovery expectation. The borrower’s probability of default is derived from the associated credit rating. Borrower ratings are reviewed at least annually and are periodically mapped to third party databases, including rating agency and default and recovery databases, to ensure ongoing consistency and validity. Higher risk-rated credits are reviewed quarterly. Commercial loans over  $1 million are individually analyzed before being assigned a credit rating. We also apply this technique to our lease financing and wealth management portfolios.

The third element, the allowance for residential mortgage loans is determined by segregating six mortgage pools into delinquency periods ranging from current through foreclosure. Each of these delinquency periods is assigned a probability of default. A specific loss given default based on a combination of external loss data from third party databases and internal loss history is assigned for each mortgage pool. For each pool, the expected loss is calculated using the above factors. The resulting expected loss factor is applied against the loan balance to determine the reserve held for each pool.

The fourth element, the unallocated allowance, is based on management’s judgment regarding the following factors:

·	Economic conditions including duration of the current cycle;
·	Collateral values;
·	Specific credits and industry conditions;
·	Results of bank regulatory and internal credit exams;
·	Geopolitical issues and their impact on the economy; and
·	Volatility and model risk.

The allocation of allowance for credit losses is inherently judgmental, and the entire allowance for credit losses is available to absorb credit losses regardless of the nature of the loss.

Property, Plant and Equipment, Policy

Premises and equipment

Premises and equipment are carried at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using the straight-line method over the estimated useful life of the owned asset and, for leasehold improvements, over the lesser of the remaining term of the leased facility or the estimated economic life of the improvement. For owned and capitalized assets, estimated useful lives range from 2 to 40 years. Maintenance and repairs are charged to expense as incurred, while major improvements are capitalized and amortized to operating expense over their identified useful lives.

Research, Development, and Computer Software, Policy

Software

BNY Mellon capitalizes costs relating to acquired software and internal-use software development projects that provide new or significantly improved functionality. We capitalize projects that are expected to result in longer-term operational benefits, such as replacement systems or new applications that result in significantly increased operational efficiencies or functionality. All other costs incurred in connection with an internal-use software project are expensed as incurred. Capitalized software is recorded in other assets.

Goodwill and Intangible Assets, Policy

Identified intangible assets and goodwill

Identified intangible assets with estimable lives are amortized in a pattern consistent with the assets’ identifiable cash flows or using a straight-line method over their remaining estimated benefit periods if the pattern of cash flows is not estimable. Intangible assets with estimable lives are reviewed for possible impairment when events or changed circumstances may affect the underlying basis of the asset. Goodwill and intangibles with indefinite lives are not amortized, but are assessed at least annually for impairment. The accounting policy for valuing and impairment testing of identified intangible assets and goodwill has been identified as a “critical accounting estimate” as it requires us to make numerous complex and subjective estimates. See Note 7 of the Notes to Consolidated Financial Statements for additional disclosures related to goodwill and intangible assets.

Noncontrolling Interests, Policy

Noncontrolling Interests

Noncontrolling interests included in permanent equity are adjusted for the income or (loss) attributable to the noncontrolling interest holders and any distributions to those shareholders. Redeemable noncontrolling interests are reported as temporary equity. In accordance with ASC 480, Distinguishing Liabilities from Equity, BNY Mellon recognizes changes in the redemption value of the redeemable noncontrolling interests as they occur and adjusts the carrying value to be equal to the redemption value.

Revenue Recognition, Policy

Fee revenue

We record security servicing fees, asset and wealth management fees, foreign exchange and other trading revenue, treasury services, financing-related fees, distribution and servicing, and other revenue when the services are provided and earned based on contractual terms, when amounts are determined and collectibility is reasonably assured.

Additionally, we recognize revenue from non-refundable, up-front implementation fees under outsourcing contracts using a straight-line method, commencing in the period the ongoing services are performed through the expected term of the contractual relationship. Incremental direct set-up costs of implementation, up to the related implementation fee or minimum fee revenue amount, are deferred and amortized over the same period that the related implementation fees are recognized. If a client terminates an outsourcing contract prematurely, the unamortized deferred incremental direct set-up costs and the unamortized deferred up-front implementation fees related to that contract are recognized in the period the contract is terminated.

Performance fees are recognized in the period in which the performance fees are earned and become determinable. Performance fees are generally calculated as a percentage of the applicable portfolio’s performance in excess of a benchmark index or a peer group’s performance. When a portfolio underperforms its benchmark or fails to generate positive performance, subsequent years’ performance must generally exceed this shortfall prior to fees being earned. Amounts billable in subsequent years and which are subject to a clawback if performance thresholds in those years are not met are not recognized since the fees are potentially uncollectible. These fees are recognized when it is determined that they will be collected. When a multi-year performance contract provides that fees earned are billed ratably over the performance period, only the portion of the fees earned that are non-refundable are recognized.

Interest Income, Policy	Net interest revenue Revenue on interest-earning assets and expense on interest-bearing liabilities is recognized based on the effective yield of the related financial instrument.
Foreign Currency Transactions and Translations Policy

Foreign currency translation

Assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the rate of exchange on the balance sheet date. Transaction gains and losses are included in the income statement. Translation gains and losses on investments in foreign entities with functional currencies that are not the U.S. dollar are recorded as foreign currency translation adjustments in other comprehensive results. Revenue and expense accounts are translated monthly at an average monthly exchange rate.

Pension And Postretirement Plan Assets Policy

Pension

The measurement date for BNY Mellon’s pension plans is Dec. 31. Plan assets are determined based on fair value generally representing observable market prices. The projected benefit obligation is determined based on the present value of projected benefit distributions at an assumed discount rate. The discount rate utilized is based on the yield of high-quality corporate bonds available in the marketplace. The net periodic pension expense or credit includes service costs, interest costs based on an assumed discount rate, an expected return on plan assets based on an actuarially derived market-related value and amortization of prior years’ actuarial gains and losses.

Actuarial gains and losses include the impact of plan amendments, gains or losses related to changes in the amount of the projected benefit obligation or plan assets resulting from experience different from the assumed rate of return, changes in the discount rate or other assumptions. To the extent an actuarial gain or loss exceeds 10 percent of the greater of the projected benefit obligation or the market-related value of plan assets, the excess is recognized over the future service periods of active employees.

Our expected long-term rate of return on plan assets is based on anticipated returns for each asset class. Anticipated returns are weighted for the expected allocation for each asset class and are based on forecasts for prospective returns in the equity and fixed income markets, which should track the long-term historical returns for these markets. We also consider the growth outlook for U.S. and global economies, as well as current and prospective interest rates.

The market-related value utilized to determine the expected return on plan assets is based on the fair value of plan assets adjusted for the difference between expected returns and actual performance of plan assets. The difference between actual experience and expected returns on plan assets is included as an adjustment in the market-related value over a five-year period.

BNY Mellon’s accounting policy regarding pensions has been identified as a “critical accounting estimate” as it is regarded to be critical to the presentation of our financial statements since it requires management to make numerous complex and subjective assumptions relating to amounts which are inherently uncertain. See Note 20 of the Notes to Consolidated Financial Statements for additional disclosures related to pensions.

Employee Severance, Policy

Severance

BNY Mellon provides separation benefits for U.S.-based employees through The Bank of New York Mellon Corporation Supplemental Unemployment Benefit Plan, which replaced The Bank of New York Mellon Corporation Separation Plan, The Bank of New York Company, Inc. Separation Plan and the Mellon Financial Corporation Displacement Program for separations on or after May 24, 2010. These benefits are provided to eligible employees separated from their jobs for business reasons not related to individual performance. Basic separation benefits are generally based on the employee’s years of continuous benefited service. Severance for employees based outside of the U.S. is determined in accordance with local agreements and legal requirements. Separation expense is recorded when management commits to an action that will result in separation and the amount of the liability can be reasonably estimated.

Income Tax, Policy

Income taxes

We record current tax liabilities or assets through charges or credits to the current tax provision for the estimated taxes payable or refundable for the current year. Deferred tax assets and liabilities are recorded for future tax consequences attributable to differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A deferred tax valuation allowance is established if it is more likely than not that all or a portion of the deferred tax assets will not be realized. A tax position that fails to meet a more-likely-than-not recognition threshold will result in either reduction of current or deferred tax assets, and/or recording of current or deferred tax liabilities. Interest and penalties related to income taxes are recorded as income tax expense.

Derivatives, Policy

Derivative financial instruments

Derivative contracts, such as futures contracts, forwards, interest rate swaps, foreign currency swaps and options and similar products used in trading activities are recorded at fair value. Gains and losses are included in foreign exchange and other trading revenue in fee and other revenue. Unrealized gains and losses are reported on a gross basis in trading account assets and trading liabilities, after taking into consideration master netting agreements.

We enter into various derivative financial instruments for non-trading purposes primarily as part of our asset/liability management (“ALM”) process. These derivatives are designated as fair value and cash flow hedges of certain assets and liabilities when we enter into the derivative contracts. Gains and losses associated with fair value hedges are recorded in income as well as any change in the value of the related hedged item. Gains and losses on cash flow hedges are recorded in other comprehensive income. Foreign currency transaction gains and losses related to a hedged net investment in a foreign operation, net of their tax effect, are recorded with cumulative foreign currency translation adjustments within other comprehensive income.

We formally document all relationships between hedging instruments and hedged items, as well as our risk-management objectives and strategy for undertaking various hedge transactions.

We formally assess, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective and whether those derivatives are expected to remain highly effective in future periods. We evaluate ineffectiveness in terms of amounts that could impact a hedge’s ability to qualify for hedge accounting and the risk that the hedge could result in more than a de minimis amount of ineffectiveness. At inception, the potential causes of ineffectiveness related to each of our hedges is assessed to determine if we can expect the hedge to be highly effective over the life of the transaction and to determine the method for evaluating effectiveness on an ongoing basis.

Recognizing that changes in the value of derivatives used for hedging or the value of hedged items could result in significant ineffectiveness, we have processes in place that are designed to identify and evaluate such changes when they occur. Quarterly, we perform a quantitative effectiveness assessment and record any ineffectiveness in current earnings.

We discontinue hedge accounting prospectively when we determine that a derivative is no longer an effective hedge, the derivative expires, is sold, or management discontinues the derivative’s hedge designation. Subsequent gains and losses on these derivatives are included in foreign exchange and other trading revenue. For fair value hedges, the accumulated gain or loss on the hedged item is amortized on a yield basis over the remaining life of the hedged item. Accumulated gains and losses, net of tax effect, from cash flow hedges are reclassified from other comprehensive income and recognized in current earnings in other revenue upon receipt of the hedged cash flow.

The accounting policy for the determination of the fair value of derivative financial instruments has been identified as a “critical accounting estimate” as it requires us to make numerous assumptions based on the available market data. See Note 26 of the Notes to Consolidated Financial Statements for additional disclosures related to derivative financial instruments disclosures.

Cash Flow Presentation Policy	Statement of cash flows We have defined cash as cash and due from banks. Cash flows from hedging activities are classified in the same category as the items hedged.
Compensation Related Costs, Policy

Stock options

Compensation expense is recognized in the income statement, on a straight-line basis, over the applicable vesting period, for all share-based payments.

Certain of our stock compensation grants vest when the employee retires. ASC 718 requires the completion of expensing of new grants with this feature by the first date the employee is eligible to retire. For grants prior to Jan. 1, 2006, we will continue to expense them over their stated vesting period.

Other Than Temporary Impairment, Additional Disclosure, Policy

Other-than-temporary impairment

For certain debt securities that have no debt rating at acquisition and are beneficial interests in securitized financial assets under ASC 325, OTTI occurs when we determine that there has been an adverse change in cash flows and the present value of those remaining cash flows is less than the present value of the remaining cash flows estimated at the security’s acquisition date (or last estimated cash flow revision date).

We routinely conduct periodic reviews to identify and evaluate each investment security to determine whether OTTI has occurred. Economic models are used to determine whether an OTTI has occurred on these securities. While all securities are considered, the securities primarily impacted by OTTI testing are non-agency RMBS. For each non-agency RMBS in the investment portfolio (including but not limited to those whose fair value is less than their amortized cost basis), an extensive, regular review is conducted to determine if an OTTI has occurred. Various inputs to the economic models are used to determine if an unrealized loss on non-agency RMBS is other-than-temporary. The most significant inputs are:

·

Default rate—the number of mortgage loans expected to go into default over the life of the transaction, which is driven by the roll rate of loans in each performance bucket that will ultimately migrate to default; and

·	Severity—the loss expected to be realized when a loan defaults

To determine if the unrealized loss for non-agency RMBS is other-than-temporary, we project total estimated defaults of the underlying assets (mortgages) and multiply that calculated amount by an estimate of realizable value upon sale of these assets in the marketplace (severity) in order to determine the projected collateral loss. We also evaluate the current credit enhancement underlying the bond to determine the impact on cash flows. If we determine that a given RMBS position will be subject to a write-down or loss, we record the expected credit loss as a charge to earnings.

In addition, we have estimated the expected loss by taking into account observed performance of the underlying securities, industry studies, market forecasts, as well as our view of the economic outlook affecting collateral.

Goodwill, Additional Disclosure, Policy

Goodwill

BNY Mellon’s businesses are the reporting units for which annual goodwill impairment testing is done in accordance with ASC 350. The goodwill impairment test is performed in two steps. The first step compares the estimated fair value of the business with its carrying amount, including goodwill. If the estimated fair value of the business exceeds its carrying amount, goodwill of the business is considered not impaired. However, if the carrying amount of the business exceeds its estimated fair value, a second step would be performed that would compare the implied fair value of the business’s goodwill with the carrying amount of that goodwill. An impairment loss would be recorded to the extent that the carrying amount of goodwill exceeds its implied fair value.

Fair value may be determined using market prices, comparison to similar assets, market multiples, discounted cash flow analysis and other determinants. Estimated cash flows extend far into the future and, by their nature, are difficult to estimate over such an extended time-frame. Factors that may significantly affect the estimates include, among others, competitive forces, customer behaviors and attrition, changes in revenue growth trends, cost structures and technology, changes in discount rates, and specific industry or market sector conditions.

The carrying amount of goodwill in each of our six businesses in continuing operations was tested in 2010 and 2009 using observable market data, when available, to estimate fair values. In addition, material events and circumstances that might be indicators of possible impairment were assessed during interim periods. These included the changing business climate, regulatory and legal factors, changes in our competitors, and the earnings outlook for our businesses. BNY Mellon’s market capitalization exceeded its net book value at the end of each quarter of 2010 and 2009.

The fair values of each of our six businesses were estimated for the 2010 goodwill impairment test using discounted cash flow analyses since there were few comparable public company transactions in 2009-2010. The analyses incorporated our forecasts and longer-term earnings growth estimates by business and discount rates ranging from 12.0% to 15.5% that incorporated measured stock price volatilities of the businesses’ principal public company competitors and a 6% average excess return over risk-free rates. The estimated fair values of each of these six businesses exceeded their respective carrying amounts by 10% or greater and no goodwill impairment was indicated.

Goodwill and intangible assets could be subject to impairment in future periods if economic conditions that impact our businesses worsen. Impairment would be a non-cash charge.

Intangible Assets, Additional Disclosure, Policy

Intangible assets

Indefinite-lived intangible assets are evaluated for impairment at least annually by comparing their fair values, estimated using discounted cash flow analyses, to their carrying values. Other intangible assets ( $3.0 billion at Dec. 31, 2010) are evaluated for impairment if events and circumstances indicate a possible impairment. Such evaluation of other intangible assets is initially based on undiscounted cash flow projections. Other key judgments in accounting for intangibles include useful life and classification between goodwill and indefinite-lived intangibles or other intangibles that require amortization.

Securitizations and Variable Interest Entities Policy

Accounting guidance on the consolidation of Variable Interest Entities (“VIEs”), is included in ASC 810, Consolidation, and ASU 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.”

Effective Jan. 1, 2010, the FASB approved ASU 2010-10 “Amendments for Certain Investment Funds,” which defers the requirements of ASU 2009-17 for asset managers’ interests in entities that apply the specialized accounting guidance for investment companies or that have the attributes of investment companies and for interests in money market funds.

Accounting guidance on the consolidation of VIEs applies to certain entities in which the equity investors:

·	do not have sufficient equity at risk for the entity to finance its activities without additional financial support, and
·	lack one or more of the following characteristics of a controlling financial interest:
·	The power through voting rights or similar rights, to direct the activities of an entity that most significantly impact the entity’s economic performance (ASU 2009-17 model).
·	The direct or indirect ability to make decisions about the entity’s activities through voting rights or similar rights (ASC 810 model).
·	The obligation to absorb the expected losses of the entity.
·	The right to receive the expected residual returns of the entity.

BNY Mellon’s VIEs generally include retail, institutional and alternative investment funds offered to its retail and institutional customers in which it acts as the fund’s investment manager. BNY Mellon earns management fees on these funds as well as performance fees in certain funds. It may also provide start-up capital in its new funds. These VIEs are included in the scope of ASU 2010-10 and are reviewed for consolidation based on the guidance in ASC 810.

BNY Mellon applies ASC 810 to its mutual funds, hedge funds, private equity funds, collective investment funds and real estate investment trusts. If these entities are determined to be VIEs, primary beneficiary calculations are prepared in accordance with ASC 810 to determine whether or not BNY Mellon is the primary beneficiary and required to consolidate the VIE. The primary beneficiary of a VIE is the party that absorbs a majority of the variable interests’ expected losses, receives a majority of its expected residual returns or both.

The primary beneficiary calculations include estimates of ranges and probabilities of losses and returns from the funds. The calculated expected gains and expected losses are allocated to the variable interest holders of the funds, which are generally the fund’s investors and which may include BNY Mellon, in order to determine which entity is required to consolidate the VIE, if any.

BNY Mellon has other VIEs, including securitization trusts, which are no longer considered QSPEs, and CLOs, in which BNY Mellon serves as the investment manager. In addition, we provide trust and custody services for a fee to entities sponsored by other corporations in which we have no other interest. These VIEs are evaluated under the guidance included in ASU 2009-17. BNY Mellon has two securitizations and several CLOs, which are assessed for consolidation in accordance with ASU 2009-17.

The primary beneficiary of these VIEs is the entity whose variable interests provide it with a controlling financial interest, which includes the power to direct the activities that most significantly impact the VIE’s economic performance and the obligation to absorb losses of the VIE or the right to receive benefits of the VIE that could potentially be significant to the VIE.

In order to determine if it has a controlling financial interest in these VIEs, BNY Mellon assesses the VIE’s purpose and design along with the risks it was designed to create and pass through to its variable interest holders. We also assess our involvement in the VIE and the involvement of any other variable interest holders in the VIE.

Generally, as the sponsor and the manager of its VIEs, BNY Mellon has the power to control the activities that significantly impact the VIE’s economic performance. Both a qualitative and quantitative analysis of BNY Mellon’s variable interests are performed to determine if BNY Mellon has the obligation to absorb losses of the VIE or the right to receive benefits of the VIE that could potentially be significant to the VIE. The analyses included assessments related to the expected performance of the VIEs and its related impact on BNY Mellon’s seed capital, management fees or residual interests in the VIEs. We also assess any potential impact the VIE’s expected performance has on our performance fees.

Pension And Postretirement Plan Assets, Additional Disclosure, Policy

Fair value measurement of plan assets

In accordance with ASC 715, BNY Mellon has established a three-level hierarchy for fair value measurements of its pension plan assets based upon the transparency of inputs to the valuation of an asset as of the measurement date. The valuation hierarchy is consistent with guidance in ASC 820 which is detailed in Note 23 to the Consolidated Financial Statements.

The following is a description of the valuation methodologies used for assets measured at fair value, as well as the general classification of such assets pursuant to the valuation hierarchy.

Cash and currency

This category consists primarily of foreign currency balances. Foreign currency is translated monthly based on current exchange rates.

Common and preferred stock and exchange traded funds

These types of securities are valued at the closing price reported in the active market in which the individual securities are traded, if available. Where there is no readily available market quotations, we determine fair value primarily based on pricing sources with reasonable levels of price transparency.

Venture capital investments and partnership interests

There are no readily available market quotations for these funds. The fair value of the investments is based on the Plan’s ownership percentage of the fair value of the underlying funds as provided by the fund managers. These funds are typically valued on a quarterly basis. The Plan’s venture capital investments and partnership interests are valued at NAV as a practical expedient for fair value.

Collective trust funds

There are no readily available market quotations for these funds. The fair value of the fund is based on the securities in the portfolio, which typically is the amount that the fund might reasonably expect to receive for the securities upon a sale. These funds are either valued on a daily or monthly basis.

Corporate debt and government obligations

Certain corporate debt and government obligations are valued at the closing price reported in the active market in which the bonds are traded. Other corporate debt and government obligations are valued based on yields currently available on comparable securities of issuers with similar credit ratings. When quoted prices are not available for identical or similar bonds, the bonds are valued using discounted cash flows that maximizes observable inputs, such as current yields of similar instruments, but includes adjustments for certain risks that may not be observable, such as credit and liquidity risks.

U.S. Treasury securities

Treasury securities are valued at the closing price reported in the active market in which the individual security is traded.

Fund of funds

There are no readily available market quotations for these funds. The fair value of the fund is based on NAVs of the funds in the portfolio, which reflects the value of the underlying securities. The fair value of the underlying securities is typically the amount that the fund might reasonably expect to receive upon selling those hard to value or illiquid securities within the portfolios. For securities that are readily valued, fair value is the closing price at the end of the period. These funds are valued on a monthly basis.

Fair Value of Financial Instruments, Policy

The carrying amounts of our financial instruments (i.e., monetary assets and liabilities) are determined under different accounting methods – see Note 1 to the Consolidated Financial Statements. The following disclosure discusses these instruments on a uniform fair value basis. However, active markets do not exist for a significant portion of these instruments, principally loans and commitments. As a result, fair value determinations require significant subjective judgments regarding future cash flows. Other judgments would result in different fair values. Among the assumptions we used are discount rates ranging principally from 0.12% to 6.46% at Dec. 31, 2010, and 0.05% to 6.27% at Dec. 31, 2009. The fair value information supplements the basic financial statements and other traditional financial data presented throughout this report.

Note 23, “Fair value measurement” presents assets and liabilities measured at fair value by the three level valuation hierarchy established under ASC 820, as well as a roll forward schedule of fair value measurements using significant unobservable inputs. Note 24, “Fair value option” presents the instruments for which fair value accounting was elected and the corresponding income statement impact of those instruments. A summary of the practices used for determining fair value is as follows.

Interest-bearing deposits with banks

The fair value of interest-bearing deposits with banks is based on discounted cash flows.

Securities, trading activities, and derivatives used for ALM

The fair value of securities and trading assets and liabilities is based on quoted market prices, dealer quotes or pricing models. Fair value amounts for derivative instruments, such as options, futures and forward rate contracts, commitments to purchase and sell foreign exchange, and foreign currency swaps, are similarly determined. The fair value of over-the-counter interest rate swaps is the discounted value of projected future cash flows, adjusted for other factors including, but not limited to and if applicable, optionality and implied volatilities, as well as counterparty credit.

Loans and commitments

For residential mortgage loans, fair value is estimated using discounted cash flow analyses, adjusting where appropriate for prepayment estimates, using interest rates currently being offered for loans with similar terms and maturities to borrowers. To determine the fair value of other types of loans, BNY Mellon uses discounted future cash flows using current market rates. The fair value of commitments to extend credit, standby letters of credit and commercial letters of credit is based upon the cost to settle the commitment.

Other financial assets

Fair value is assumed to equal carrying value for these assets due to their short maturity.

Deposits, borrowings and long-term debt

The fair value of noninterest-bearing deposits and payables to customers and broker-dealers is assumed to be their carrying amount. The fair value of interest-bearing deposits, borrowings and long-term debt is based upon current rates for instruments of the same remaining maturity or quoted market prices for the same or similar issues.

Fair Value Measurement Policy

The guidance related to “Fair Value Measurement”, included in ASC 820 defines fair value as the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date and establishes a framework for measuring fair value. It establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date and expands the disclosures about instruments measured at fair value. ASC 820 requires consideration of a company’s own creditworthiness when valuing liabilities.

The standard provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires the use of significant judgment. The objective is to determine from weighted indicators of fair value a reasonable point within the range that is most representative of fair value under current market conditions.

Determination of fair value

Following is a description of our valuation methodologies for assets and liabilities measured at fair value. We have established processes for determining fair values. Fair value is based upon quoted market prices, where available. For financial instruments where quotes from recent exchange transactions are not available, we determine fair value based on discounted cash flow analysis, comparison to similar instruments, and the use of financial models. Discounted cash flow analysis is dependent upon estimated future cash flows and the level of interest rates. Model-based pricing uses inputs of observable prices for interest rates, foreign exchange rates, option volatilities and other factors. Models are benchmarked and validated by an independent internal risk management function. Our valuation process takes into consideration factors such as counterparty credit quality, liquidity, concentration concerns, observability of model parameters and the results of stress tests. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value.

Most derivative contracts are valued using internally developed models which are calibrated to observable market data and employ standard market pricing theory for their valuations. An initial “risk-neutral” valuation is performed on each position assuming time-discounting based on a AA credit curve. Then, to arrive at a fair value that incorporates counterparty credit risk, a credit adjustment is made to these results by discounting each trade’s expected exposures to the counterparty using the counterparty’s credit spreads, as implied by the credit default swap market. We also adjust expected liabilities to the counterparty using BNY Mellon’s own credit spreads, as implied by the credit default swap market. Accordingly, the valuation of our derivative position is sensitive to the current changes in our own credit spreads as well as those of our counterparties.

In certain cases, we may face additional costs to exit large risk positions or recent prices may not be observable for instruments that trade in inactive or less active markets. The costs to exit large risk positions are based on evaluating the negative change in the market during the time it would take for us to bring those positions to normal market levels for those instruments. Upon evaluating the uncertainty in valuing financial instruments subject to liquidity issues, we make an adjustment to their value. The determination of the liquidity adjustment includes the availability of external quotes, the time since the latest available quote and the price volatility of the instrument.

Certain parameters in some financial models are not directly observable and, therefore, are based on managements’ estimates and judgments. These financial instruments are normally traded less actively. Examples include certain credit products where parameters such as correlation and recovery rates are unobservable. We apply valuation adjustments to mitigate the possibility of error and revision in the model based estimate value.

The methods described above may produce a current fair value calculation that may not be indicative of net realizable value or reflective of future fair values. We believe our methods of determining fair value are appropriate and consistent with other market participants. However, the use of different methodologies or different assumptions to value certain financial instruments could result in a different estimate of fair value.

Valuation hierarchy

ASC 820 establishes a three-level valuation hierarchy for disclosure of fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are described below.

Level 1: Inputs to the valuation methodology are recent quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 assets and liabilities include debt and equity securities and derivative financial instruments actively traded on exchanges and U.S. Treasury securities and U.S. Government securities that are actively traded in highly liquid over the counter markets.

Level 2: Observable inputs other than Level 1 prices, for example, quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs that are observable or can be corroborated, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 assets and liabilities include debt instruments that are traded less frequently than exchange traded securities and derivative instruments whose model inputs are observable in the market or can be corroborated by market observable data. Examples in this category are certain variable and fixed rate agency and non-agency securities, corporate debt securities and derivative contracts.

Level 3: Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Examples in this category include interests in certain securitized financial assets, certain private equity investments, and derivative contracts that are highly structured or long-dated.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Following is a description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

Loans and unfunded lending-related commitments

Where quoted market prices are not available, we generally base the fair value of loans and unfunded lending-related commitments on observable market prices of similar instruments, including bonds, credit derivatives and loans with similar characteristics. If observable market prices are not available, we base the fair value on estimated cash flows adjusted for credit risk which are discounted using an interest rate appropriate for the maturity of the applicable loans or the unfunded commitments.

Unrealized gains and losses on unfunded lending commitments carried at fair value are classified in Other assets and Other liabilities, respectively. Loans and unfunded lending commitments carried at fair value are generally classified within Level 2 of the valuation hierarchy.

Securities

Where quoted prices are available in an active market, we classify the securities within Level 1 of the valuation hierarchy. Securities are defined as both long and short positions. Level 1 securities include highly liquid government bonds and exchange-traded equities.

If quoted market prices are not available, we estimate fair values using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. Examples of such instruments, which would generally be classified within Level 2 of the valuation hierarchy, include certain agency and non-agency mortgage-backed securities, commercial mortgage-backed securities and European floating rate notes.

For securities where quotes from recent transactions are not available for identical securities, we determine fair value primarily based on pricing sources with reasonable levels of price transparency that employ financial models or obtain comparison to similar instruments to arrive at “consensus” prices.

Specifically, the pricing sources obtain recent transactions for similar types of securities (e.g., vintage, position in the securitization structure) and ascertain variables such as discount rate and speed of prepayment for the types of transaction and apply such variables to similar types of bonds. We view these as observable transactions in the current marketplace and classify such securities as Level 2. Pricing sources discontinue pricing any specific security whenever they determine there is insufficient observable data to provide a good faith opinion on price.

In addition, we have significant investments in more actively traded agency RMBS and the pricing sources derive the prices for these securities largely from quotes they obtain from three major inter-dealer brokers. The pricing sources receive their daily observed trade price and other information feeds from the inter-dealer brokers.

For securities with bond insurance, the financial strength of the insurance provider is analyzed and that information is included in the fair value assessment for such securities.

In certain cases where there is limited activity or less transparency around inputs to the valuation, we classify those securities in Level 3 of the valuation hierarchy. Securities classified within Level 3 primarily include other retained interests in securitizations, securities of state and political subdivisions and other debt securities.

At Dec. 31, 2010, approximately 99% of our securities were valued by pricing sources with reasonable levels of price transparency. Less than 1% of our securities were priced based on economic models and non-binding dealer quotes, and are included in Level 3 of the ASC 820 hierarchy.

Consolidated collateralized loan obligations

BNY Mellon values assets in consolidated CLOs using observable market prices observed from the secondary loan market. The returns to the note holders are solely dependent on the assets and accordingly equal the value of those assets. Based on the structure of the CLOs, the valuation of the assets is attributable to the senior note holders. Changes in the values of assets and liabilities are reflected in the income statement as investment income and interest of asset management fund note holders, respectively.

Derivatives

We classify exchange-traded derivatives valued using quoted prices in Level 1 of the valuation hierarchy. Examples include exchanged-traded equity and foreign exchange options. Since few other classes of derivative contracts are listed on an exchange, most of our derivative positions are valued using internally developed models that use as their basis readily observable market parameters and we classify them in Level 2 of the valuation hierarchy. Such derivatives include basic interest rate swaps and options and credit default swaps.

Derivatives valued using models with significant unobservable market parameters and that are traded less actively or in markets that lack two-way flow, are classified in Level 3 of the valuation hierarchy. Examples include long-dated interest rate or currency swaps, where swap rates may be unobservable for longer maturities; and certain credit products, where correlation and recovery rates are unobservable. Certain interest rate swaps with counterparties that are highly structured entities require significant judgment and analysis to adjust the value determined by standard pricing models. The fair value of these interest rate swaps compose less than 1% of our derivative financial instruments. Additional disclosures of derivative instruments are provided in Note 26 to the Consolidated Financial Statements.

Seed capital

In our Asset Management business we manage investment assets, including equities, fixed income, money market and alternative investment funds for institutions and other investors; as part of that activity we make seed capital investments in certain funds. Seed capital is included in trading assets, securities available-for-sale and other assets, depending on the nature of the investment. When applicable, we value seed capital based on the published net asset value (“NAV”) of the fund. We include funds in which ownership interests in the fund are publicly traded in an active market and institutional funds in which investors trade in and out daily in Level 1 of the valuation hierarchy. We include open-end funds where investors are allowed to sell their ownership interest back to the fund less frequently than daily and where our interest in the fund contains no other rights or obligations in Level 2 of the valuation hierarchy. However, we generally include investments in funds that allow investors to sell their ownership interest back to the fund less frequently than monthly in Level 3, unless actual redemption prices are observable.

For other types of investments in funds, we consider all of the rights and obligations inherent in our ownership interest, including the reported NAV as well as other factors that affect the fair value of our interest in the fund. To the extent the NAV measurements reported for the investments are based on unobservable inputs or include other rights and obligations (e.g., obligation to meet cash calls), we generally classify them in Level 3 of the valuation hierarchy.

Certain interests in securitizations

For certain interests in securitizations which are classified in securities available-for-sale and other assets, we use discounted cash flow models which generally include assumptions of projected finance charges related to the securitized assets, estimated net credit losses, prepayment assumptions and estimates of payments to third-party investors. When available, we compare our fair value estimates and assumptions to market activity and to the actual results of the securitized portfolio. Changes in these assumptions may significantly impact our estimate of fair value of the interests in securitizations; accordingly, we generally classify them in Level 3 of the valuation hierarchy.

Private equity investments

Our other business includes holdings of nonpublic private equity investment through funds managed by third party investment managers. We value private equity investments initially based upon the transaction price, which we subsequently adjust to reflect expected exit values as evidenced by financing and sale transactions with third parties or through ongoing reviews by the investment managers. Nonpublic private equity investments are included in Level 3 of the valuation hierarchy.

Private equity investments also include publicly held equity investments, generally obtained through the initial public offering of privately held equity investments. These equity investments are often held in a partnership structure. Publicly held investments are marked to market at the quoted public value less adjustments for regulatory or contractual sales restrictions or adjustments to reflect the difficulty in selling a partnership interest.

Discounts for restrictions are quantified by analyzing the length of the restriction period and the volatility of the equity security. Publicly held investments are primarily classified in Level 2 of the valuation hierarchy.

Summary of significant accounting and reporting policies (Tables)	12 Months Ended
Dec. 31, 2010
Equity Method Investments

Our most significant equity method investments are:

Equity method investments at Dec. 31, 2010
(dollars in millions)	Percent Ownership	Book Value
CIBC Mellon	50.0%	$588
Wing Hang	20.3%	$347
Siguler Guff	20.0%	$257
ConvergEx	33.2%	$152
West LB Joint Venture	50.0%	$122

Discontinued operations (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement Disclosures

Summarized financial information for discontinued operations is as follows:

Discontinued operations
(in millions)	2010	2009	2008
Fee and other revenue	$-	$7	$24
Net interest revenue	9	59	93
Provision for loan losses	-	191	27
Net interest revenue after provision for loan losses	9	(132)	66
Noninterest expense:
Staff	4	37	26
Professional, legal and other purchased services	4	4	10
Net occupancy	1	5	5
Other	3	16	21
Goodwill impairment	-	50	-
Total noninterest expense	12	112	62
Income (loss) from operations	(3)	(237)	28
Loss on assets held for sale	(106)	(184)	-
Loss on sale of MUNB	(1)	-	-
Provision (benefit) for income taxes	(44)	(151)	14
Net income (loss) from discontinued operations	$(66)	$(270)	$14

Schedule of Disposal Groups, Including Discontinued Operations, Balance Sheet Disclosures

Discontinued operations assets and liabilities
	Dec. 31,
(in millions)	2010	2009
Cash and due from banks	$-	$446
Securities	-	488
Loans, net of allowance for loan losses	183	1,225
Premises and equipment	-	12
Deferred taxes	90	-
Other assets	5	71
Assets of discontinued operations	$278	$2,242
Deposits:
Noninterest-bearing	$-	$539
Interest-bearing	-	958
Total deposits	-	1,497
Other liabilities	-	111
Liabilities of discontinued operations	$-	$1,608

Securities (Tables)	12 Months Ended
Dec. 31, 2010
Unrealized gains and losses on investments

The following tables present the amortized cost, the gross unrealized gains and losses and the fair value of securities at Dec. 31, 2010 and 2009.

Securities at Dec. 31, 2010	Amortized cost	Gross unrealized		Fair value
(in millions)		Gains	Losses
Available-for-sale:
U.S. Treasury	$12,650	$97	$138	$12,609
U.S. Government agencies	1,007	2	4	1,005
State and political subdivisions	559	4	55	508
Agency RMBS	19,383	387	43	19,727
Alt-A RMBS	475	34	39	470
Prime RMBS	1,305	8	86	1,227
Subprime RMBS	696	-	188	508
Other RMBS	1,665	1	335	1,331
Commercial MBS	2,650	89	100	2,639
Asset-backed CLOs	263	-	14	249
Other asset-backed securities	532	9	2	539
Foreign covered bonds	2,884	-	16	2,868
Other debt securities	11,800	148	57	11,891	(a)
Equity securities	36	11	-	47
Money market funds	2,538	-	-	2,538
Alt-A RMBS (b)	2,164	364	15	2,513
Prime RMBS (b)	1,626	205	6	1,825
Subprime RMBS (b)	128	30	-	158
Total securities available-for-sale	62,361	1,389	1,098	62,652
Held-to-maturity:
State and political subdivisions	119	2	-	121
Agency RMBS	397	33	-	430
Alt-A RMBS	215	5	19	201
Prime RMBS	149	2	5	146
Subprime RMBS	28	-	3	25
Other RMBS	2,709	69	81	2,697
Commercial MBS	34	-	1	33
Other securities	4	-	-	4
Total securities held-to-maturity	3,655	111	109	3,657
Total securities	$66,016	$1,500	$1,207	$66,309
(a)	Includes $11.0 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
(b)	Previously included in the Grantor Trust. The Grantor Trust is in the process of being dissolved.

Securities at Dec. 31, 2009	Amortized cost	Gross unrealized		Fair value
(in millions)		Gains	Losses
Available-for-sale:
U.S. Treasury	$6,358	$30	$10	$6,378
U.S. Government agencies	1,235	25	-	1,260
State and political subdivisions	538	6	24	520
Agency RMBS	18,247	303	95	18,455
Alt-A RMBS	588	12	63	537
Prime RMBS	1,743	3	234	1,512
Subprime RMBS	758	-	311	447
Other RMBS	2,199	1	430	1,770
Commercial MBS	2,762	31	203	2,590
Asset-backed CLOs	424	15	50	389
Other asset-backed securities	869	5	38	836
Other debt securities	11,419	86	48	11,457	(a)
Equity securities	1,314	8	1	1,321
Grantor Trust Class B certificates (b)	4,049	111	-	4,160
Total securities available-for-sale	52,503	636	1,507	51,632
Held-to-maturity:
State and political subdivisions	150	3	-	153
Agency RMBS	531	30	-	561
Alt-A RMBS	304	-	62	242
Prime RMBS	189	-	17	172
Subprime RMBS	30	-	7	23
Other RMBS	3,195	39	162	3,072
Commercial MBS	11	-	1	10
Other securities	7	-	-	7
Total securities held-to-maturity	4,417	72	249	4,240
Total securities	$56,920	$708	$1,756	$55,872
(a)	Includes $10.8 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
(b)	The Grantor Trust contains Alt-A, prime and subprime RMBS.

Investments classified by contractual maturity date

The amortized cost and fair value of securities at Dec. 31, 2010, by contractual maturity, are as follows:

Securities by contractual maturity at Dec. 31, 2010	Available-for-sale		Held-to-maturity
(in millions)	Amortized cost	Fair value	Amortized cost	Fair value
Due in one year or less	$9,362	$9,448	$-	$-
Due after one year through five years	14,872	14,928	2	2
Due after five years through ten years	3,887	3,796	20	21
Due after ten years	779	709	97	98
Mortgage-backed securities	30,092	30,398	3,532	3,532
Asset-backed securities	795	788	-	-
Equity	2,574	2,585	4	4
Total securities	$62,361	$62,652	$3,655	$3,657

Realized Gain (Loss)

Net securities gains (losses)
(in millions)	2010	2009	2008
Realized gross gains	$48	$130	$10
Realized gross losses	(5)	(1,648)	(531)
Recognized gross impairments	(16)	(3,851)	(1,107)
Total net securities gains (losses)	$27	$(5,369)	$(1,628)

Unrealized loss position investments

The following tables show the aggregate related fair value of investments with a continuous unrealized loss position for less than 12 months and those that have been in a continuous unrealized loss position for greater than 12 months.

Temporarily impaired securities at Dec. 31, 2010	Less than 12 months		12 months or more		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
U.S. Treasury	$6,519	$138	$-	$-	$6,519	$138
U.S. Government agencies	489	4	-	-	489	4
State and political subdivisions	210	39	122	16	332	55
Agency RMBS	5,079	42	206	1	5,285	43
Alt-A RMBS	55	3	104	36	159	39
Prime RMBS	315	13	739	73	1,054	86
Subprime RMBS	3	-	484	188	487	188
Other RMBS	49	17	1,275	318	1,324	335
Commercial MBS	28	1	536	99	564	100
Asset-backed CLOs	-	-	249	14	249	14
Other asset-backed securities	1	-	32	2	33	2
Foreign covered bonds	2,553	16	-	-	2,553	16
Other debt securities	1,068	37	61	20	1,129	57
Grantor Trust Alt-A RMBS	196	15	-	-	196	15
Grantor Trust Prime RMBS	139	6	-	-	139	6
Total securities available-for-sale	$16,704	$331	$3,808	$767	$20,512	$1,098
Held-to-maturity:
Alt-A RMBS	$18	$-	$108	$19	$126	$19
Prime RMBS	-	-	73	5	73	5
Subprime RMBS	-	-	25	3	25	3
Other RMBS	315	5	614	76	929	81
Commercial MBS	-	-	33	1	33	1
Total securities held-to-maturity	$333	$5	$853	$104	$1,186	$109
Total temporarily impaired securities	$17,037	$336	$4,661	$871	$21,698	$1,207	(a)
(a)	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.

Temporarily impaired securities at Dec. 31, 2009	Less than 12 months		12 months or more		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Available-for-sale:
U.S. Treasury	$1,226	$9	$176	$1	$1,402	$10
State and political subdivisions	50	13	171	11	221	24
Agency RMBS	7,297	76	2,061	19	9,358	95
Alt-A RMBS	-	-	311	63	311	63
Prime RMBS	5	1	1,480	233	1,485	234
Subprime RMBS	1	2	446	309	447	311
Other RMBS	-	-	1,764	430	1,764	430
Commercial MBS	-	-	1,290	203	1,290	203
Asset-backed CLOs	18	6	274	44	292	50
Other asset-backed securities	-	-	706	38	706	38
Other debt securities	33	-	8,804	48	8,837	48
Equity securities	16	-	3	1	19	1
Total securities available-for-sale	$8,646	$107	$17,486	$1,400	$26,132	$1,507
Held-to-maturity:
Alt-A RMBS	$2	$1	$221	$61	$223	$62
Prime RMBS	-	-	172	17	172	17
Subprime RMBS	-	-	23	7	23	7
Other RMBS	-	-	3,072	162	3,072	162
Commercial MBS	-	-	10	1	10	1
Total securities held-to-maturity	$2	$1	$3,498	$248	$3,500	$249
Total temporarily impaired securities	$8,648	$108	$20,984	$1,648	$29,632	$1,756	(a)
(a)	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.

Projected Weighted-Average Default Rates and Loss Severities

The table below shows the projected weighted-average default rates and loss severities for the 2007, 2006 and late-2005 non-agency RMBS and Grantor Trust portfolios at Dec. 31, 2010 and 2009.

Projected weighted-average default rates and severities

	Dec. 31, 2010		Dec. 31, 2009
	Default Rate	Severity	Default Rate	Severity
Alt-A	42%	49%	43%	50%
Subprime	68%	65%	74%	69%
Prime	20%	42%	19%	44%

Investment Income

The following table provides pre-tax net securities gains (losses) by type.

Net securities gains (losses) (in millions)	2010	2009	2008
Alt-A RMBS	$(13)	$(3,113)	$(1,236)
Prime RMBS	-	(1,008)	(12)
Subprime RMBS	(4)	(322)	(12)
European floating rate notes	(3)	(269)	-
Home equity lines of credit	-	(205)	(104)
Commercial MBS	-	(89)	-
Grantor Trust	-	(39)	-
Credit cards	-	(26)	-
ABS CDOs	-	(23)	(122)
Other	47	(275)	(142)
Total net securities gains (losses)	$27	$(5,369)	$(1,628)

Debt Securities Credit Losses Rollforward Recorded in Earnings

The following table reflects investment securities credit losses recorded in earnings. The beginning balance represents the credit loss component for which OTTI occurred on debt securities in prior periods. The additions represent the first time a debt security was credit impaired or when subsequent credit impairments have occurred. The deductions represent credit losses on securities that have been sold, are required to be sold or it is our intention to sell.

Debt securities credit loss roll forward (in millions)	2010	2009
Beginning balance as of Dec. 31	$244	$525
Add: Initial OTTI credit losses	10	644
Subsequent OTTI credit losses	6	208
Less: Realized losses for securities sold / consolidated	78	1,116
Securities intended or required to be sold	-	17
Ending balance as of Dec. 31	$182	$244

Loans and asset quality (Tables)	12 Months Ended
Dec. 31, 2010
Loan Portfolio

The table below provides the details of our loan distribution and industry concentrations of credit risk at Dec. 31, 2010 and 2009:

Loans	Dec. 31,
(in millions)	2010	2009
Domestic:
Financial institutions	$4,630	$5,509
Commercial	1,250	2,324
Wealth management loans and mortgages	6,506	6,162
Commercial real estate	1,592	2,044
Lease financings (a)	1,605	1,703
Other residential mortgages	2,079	2,179
Overdrafts	4,524	3,946
Other	771	407
Margin loans	6,810	4,657
Total domestic	29,767	28,931
Foreign:
Financial institutions	4,626	3,147
Commercial	345	634
Lease financings (a)	1,545	1,816
Government and official institutions	-	52
Other (primarily overdrafts)	1,525	2,109
Total foreign	8,041	7,758
Total loans	$37,808	$36,689
(a)	Includes unearned income on domestic and foreign lease financings of $2,036 million at Dec. 31, 2010 and $2,282 million at Dec. 31, 2009.

Allowance for Credit Losses

Transactions in the allowance for credit losses are summarized as follows:

Allowance for credit losses activity for the year ended Dec. 31, 2010					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$149	$43	$73	$77	$56	$157	$-	$47	$26	$628
Charge-offs	(5)	(8)	(25)	-	(4)	(46)	-	-	-	(88)
Recoveries	15	1	2	-	-	2	-	-	-	20
Net charge-offs	10	(7)	(23)	-	(4)	(44)	-	-	-	(68)
Provision	(85)	(4)	(41)	(5)	(19)	74	1	-	90	11
Ending balance	$74	$32	$9	$72	$33	$187	$1	$47	$116	$571
Allowance for:
Loans losses	$41	$22	$1	$72	$31	$187	$1	$42	$101	$498
Unfunded commitments	33	10	8	-	2	-	-	5	15	73
Individually evaluated for impairment:
Loan balance	$32	$44	$4	$-	$53	$-	$-	$7	$-	$140
Allowance for loan losses	10	9	-	-	5	-	-	2	-	26
Collectively evaluated for impairment:
Loan balance	$1,218	$1,548	$4,626	$1,605	$6,453	$2,079	$12,105	$8,034	$-	$37,668
Allowance for loan losses	31	13	1	72	26	187	1	40	101	472
(a)	Includes $4,524 million of domestic overdrafts and $6,810 million of margin loans at Dec. 31, 2010.
(b)	Includes $1,525 million of other foreign loans (primarily overdrafts) at Dec. 31, 2010.

Allowance for credit losses activity for the year ended Dec. 31, 2009					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$159	$52	$50	$79	$28	$78	$2	$19	$62	$529
Charge-offs	(90)	(31)	(34)	-	(1)	(60)	-	-	-	(216)
Recoveries	-	-	-	1	1	-	-	-	-	2
Net charge-offs	(90)	(31)	(34)	1	-	(60)	-	-	-	(214)
Provision	81	39	57	(3)	28	140	(2)	28	(36)	332
Transferred to discontinued operations	(1)	(17)	-	-	-	(1)	-	-	-	(19)
Ending balance	$149	$43	$73	$77	$56	$157	$-	$47	$26	$628
Allowance for:
Loans losses	$90	$30	$40	$77	$54	$157	$-	$34	$21	$503
Unfunded commitments	59	13	33	-	2	-	-	13	5	125
Individually evaluated for impairment:
Loan balance	$63	$58	$171	$-	$53	$-	$-	$-	$-	$345
Allowance for loan losses	10	13	25	-	3	-	-	-	-	51
Collectively evaluated for impairment:
Loan balance	$2,261	$1,986	$5,338	$1,703	$6,109	$2,179	$9,010	$7,758	$-	$36,344
Allowance for loan losses	80	17	15	77	51	157	-	34	21	452
(a)	Includes $3,946 million of domestic overdrafts and $4,657 million of margin loans at Dec. 31, 2009.
(b)	Includes $2,109 million of other foreign loans (primarily overdrafts) at Dec. 31, 2009.

Allowance for credit losses activity for the year ended Dec. 31, 2008					Wealth management loans and mortgages
(dollars in millions)	Commercial	Commercial real estate	Financial institutions	Lease financing		Other residential mortgages	All Other (a)	Foreign (b)	Unallocated	Total
Beginning balance	$162	$35	$30	$73	$15	$25	$1	$37	$116	$494
Charge-offs	(21)	(15)	(9)	-	(1)	(20)	-	(17)	-	(83)
Recoveries	2	-	-	3	1	-	-	4	-	10
Net charge-offs	(19)	(15)	(9)	3	-	(20)	-	(13)	-	(73)
Provision	16	28	29	3	13	73	1	(5)	(54)	104
Transferred to discontinued operations	2	24	-	-	-	1	-	-	-	27
Disposition	(2)	(20)	-	-	-	(1)		-	-	(23)
Ending balance	$159	$52	$50	$79	$28	$78	$2	$19	$62	$529
Allowance for:
Loans losses	$90	$45	$35	$79	$23	$78	$2	$14	$49	$415
Unfunded commitments	69	7	15	-	5	-	-	5	13	114
Individually evaluated for impairment:
Loan balance	$14	$125	$41	$-	$6	$-	$-	$-	$-	$186
Allowance for loan losses	8	25	17	-	1	-	-	-	-	51
Collectively evaluated for impairment:
Loan balance	$5,772	$2,956	$5,505	$1,809	$5,327	$2,505	$9,297	$10,037	$-	$43,208
Allowance for loan losses	82	20	18	79	22	78	2	14	49	364
(a)	Includes $4,835 million of overdrafts and $3,977 million of margin loans at Dec. 31, 2008.
(b)	Includes $2,121 million of other foreign loans (primarily overdrafts) at Dec. 31, 2008.

Non-Performing Loans

The table below sets forth information about our nonperforming assets.

Nonperforming assets	Dec. 31,
(in millions)	2010		2009
Nonperforming loans:
Domestic:
Commercial	$34		$65
Commercial real estate	44		61
Financial institutions	5		172
Wealth management	59		58
Other residential mortgages	244		190
Total domestic	386		546
Foreign loans	7		-
Total nonperforming loans	393		546
Other assets owned	6		4
Total nonperforming assets	$399	(a)	$550
(a)	The adoption of ASC 810 resulted in BNY Mellon consolidating loans of consolidated asset management funds of $13.8 billion at Dec. 31, 2010, into trading assets. These loans are not part of BNY Mellon’s loan portfolio. Included in these loans are $218 million of nonperforming loans. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

Lost Interest

Lost interest

Lost interest	Dec. 31,
(in millions)	2010	2009	2008
Amount by which interest income recognized on nonperforming loans exceeded reversals:
Total	$2	$2	$-
Foreign	-	-	-
Amount by which interest income would have increased if nonperforming loans at year-end had been performing for the entire year:
Total (a)	$20	$19	$12
Foreign	-	-	-
(a)	Lost interest excludes discontinued operations for 2010 and 2009. Lost interest includes discontinued operations of $5 million in 2008

Impaired Loans Disclosure

The table below sets forth information about our impaired loans. We use the discounted cash flow method as the primary method for valuing impaired loans.

Impaired loans	Dec. 31, 2010			Year ended Dec. 31, 2010		Recorded investment
(in millions)	Recorded investment	Unpaid principal balance	Related allowance (a)	Average recorded investment	Interest income recognized	Dec. 31
						2009	2008
Impaired loans with an allowance:
Commercial (b)	$30	$30	$10	$30	$1	$30	$14
Commercial real estate	25	39	9	34	-	49	104
Financial institutions	4	10	-	35	-	171	41
Wealth management loans and mortgages	52	52	5	53	1	53	6
Foreign	7	7	2	2	-	-	-
Total impaired loans with an allowance	118	138	26	154	2	303	165
Impaired loans without an allowance (a):
Commercial	2	6	-	6	-	33	-
Commercial real estate	19	19	-	11	-	9	21
Wealth management loans and mortgages	1	2	-	3	-	-	-
Total impaired loans without an allowance (c)	22	27	-	20	-	42	21
Total impaired loans (b)	$140	$165	$26	$174	$2	$345	$186	(d)
Allowance for impaired loans (a)						$51	$51
Average balance of impaired loans during the year						216	178
Interest income recognized on impaired loans during the year						2	-
(a)	The allowance for impaired loans is included in the allowance for loan losses.
(b)	Excludes an aggregate of $3 million of impaired commercial loans in amounts individually less than $1 million at Dec. 31, 2010. The allowance for loan loss associated with these loans totaled less than $1 million at Dec. 31, 2010.
(c)	When the discounted cash flows, collateral value or market price equals or exceeds the carrying value of the loan, then the loan does not require an allowance under the accounting standard related to impaired loans.
(d)	Total impaired loans include discontinued operations of $93 million at Dec. 31, 2008.

Schedule Of Past Due Loans Still Accruing Interest

The table below sets forth information about our past due loans.

Past due loans and still accruing at year-end	Dec. 31, 2010
(in millions)	Days past due				Total past due	Dec. 31, 2009
	30-59		60-89	>90		>90 days
Domestic:
Commercial	$10		$1	$1	$12	$26
Commercial real estate	174	(a)	-	11	185	-
Financial institutions	10		1	-	11	312
Wealth management loans and mortgages	62	(a)	4	6	72	-
Other residential mortgages	40		15	15	70	93
Total domestic	296		21	33	350	431
Foreign	-		-	-	-	-
Total past due loans	$296		$21	$33	$350	$431
(a)	At Jan. 31, 2011, $136 million of commercial real estate loans and $26 million of wealth management loans and mortgages were no longer past due.

Financing Receivable Credit Quality Indicators Table Commercial Portfolio

The following tables set forth information about credit quality indicators.

Commercial loan portfolio

Credit quality indicators—Commercial loan portfolio at year end Credit risk profile by creditworthiness category
	Commercial		Commercial real estate		Financial institutions
(in millions)	2010	2009	2010	2009	2010	2009
Investment grade	$964	$1,267	$1,072	$1,038	$7,894	$6,571
Noninvestment grade	631	1,691	520	1,006	1,362	2,085
Total	$1,595	$2,958	$1,592	$2,044	$9,256	$8,656

Financing Receivable Credit Quality Indicators Table Wealth Management Loans

Credit quality indicators – Wealth management loans and mortgages at year end – Credit risk profile by internally assigned grade
(in millions)	2010	2009
Wealth management loans:
Investment grade	$2,995	$2,883
Noninvestment grade	170	148
Wealth management mortgages	3,341	3,131
Total	$6,506	$6,162

Goodwill and intangible assets (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Goodwill

The table below provides a breakdown of goodwill by business.

Goodwill by business (in millions)	Asset Management	Wealth Management	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Other		Total
Balance at Dec. 31, 2008	$7,218	$1,694	$3,360	$2,463	$902	$123	$138		$15,898
Acquisitions	202	-	-	-	-	-	-		202
Foreign exchange translation	174	-	37	14	15	-	-		240
Transferred to discontinued operations	-	-	-	-	-	-	(128	) (a)	(128)
Other (b)	15	9	-	11	1	4	(3)		37
Balance at Dec. 31, 2009	$7,609	$1,703	$3,397	$2,488	$918	$127	$7		$16,249
Acquisitions	-	8	1,389	13	388	-	-		1,798
Foreign exchange translation	(44)	-	(31)	7	(6)	-	(1)		(75)
Other (b)	86	(3)	(7)	-	-	-	(6)		70
Balance at Dec. 31, 2010	$7,651	$1,708	$4,748	$2,508	$1,300	$127	$-		$18,042
(a)	Includes a $50 million goodwill impairment recorded in 2009. No goodwill impairment was recorded in 2010.
(b)	Other changes in goodwill include purchase price adjustments and certain other reclassifications.

Intangible Assets Disclosure

The table below provides a breakdown of intangible assets by business.

Intangible assets – net carrying amount by business
(in millions)	Asset Management	Wealth Management	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Other	Total
Balance at Dec. 31, 2008	$2,595	$340	$302	$834	$699	$229	$857	$5,856
Acquisitions	111	-	-	11	-	-	-	122
Amortization	(219)	(45)	(28)	(81)	(27)	(25)	(1)	(426)
Foreign exchange translation	44	-	1	2	2	(1)	-	48
Transferred to discontinued operations	-	-	-	-	-	-	(4)	(4)
Other (a)	(1)	-	6	(13)	-	-	-	(8)
Balance at Dec. 31, 2009	$2,530	$295	$281	$753	$674	$203	$852	$5,588
Acquisitions	5	10	470	13	47	-	-	545
Amortization	(201)	(36)	(47)	(83)	(29)	(23)	(2)	(421)
Foreign exchange translation	(9)	-	(2)	3	(1)	-	-	(9)
Other (a)	(2)	-	(5)	-	-	-	-	(7)
Balance at Dec. 31, 2010	$2,323	$269	$697	$686	$691	$180	$850	$5,696
(a)	Other changes in intangible assets include purchase price adjustments and certain other reclassifications.

Schedule of Intangible Assets by Major Class

Intangible assets	Dec. 31, 2010				Dec. 31, 2009
(in millions)	Gross carrying amount	Accumulated amortization	Net carrying amount	Remaining weighted average amortization period	Gross carrying amount	Accumulated amortization	Net carrying amount
Subject to amortization:
Customer relationships-Asset and Wealth Management	$2,102	$(983)	$1,119	12 yrs.	$2,060	$(724)	$1,336
Customer contracts-Institutional services	2,566	(736)	1,830	15 yrs.	2,039	(561)	1,478
Deposit premiums	49	(45)	4	3 yrs.	49	(41)	8
Other	85	(41)	44	6 yrs.	98	(30)	68
Total subject to amortization	4,802	(1,805)	2,997	14 yrs.	4,246	(1,356)	2,890
Not subject to amortization: (a)
Trade name	1,375	N/A	1,375	N/A	1,368	N/A	1,368
Customer relationships	1,314	N/A	1,314	N/A	1,320	N/A	1,320
Other	10	N/A	10	N/A	10	N/A	10
Total not subject to amortization	2,699	N/A	2,699	N/A	2,698	N/A	2,698
Total intangible assets	$7,501	$(1,805)	$5,696	N/A	$6,944	$(1,356)	$5,588
(a)	Intangible assets not subject to amortization have an indefinite life.

Expected amortization expense

Estimated annual amortization expense for current intangibles for the next five years is as follows:

For the year ended Dec. 31,	Estimated amortization expense (in millions)
2011	$428
2012	398
2013	348
2014	310
2015	278

Other assets (Tables)	12 Months Ended
Dec. 31, 2010
Other Assets Disclosure Table

Other assets	Dec. 31,
(in millions)	2010	2009
Corporate/bank owned life insurance	$4,071	$3,900
Accounts receivable	3,506	3,528
Income taxes receivable	2,826	1,867
Equity in joint ventures and other investments (a)	2,818	2,816
Fails to deliver	1,428	911
Software	896	595
Prepaid expenses	834	1,089
Prepaid pension assets	732	714
Fair value of hedging derivatives	709	408
Due from customers on acceptances	424	502
Other	546	407
Total other assets	$18,790	$16,737
(a)	Includes Federal Reserve Bank stock of $400 million and $397 million, respectively, at cost.

Other Investments Disclosure

The table below presents information about BNY Mellon’s investments in seed capital and private equity investments.

Seed capital and private equity investments valued using NAV – Dec. 31, 2010
(dollar amounts in millions)	Fair value	Unfunded commitments	Redemption frequency	Redemption notice period
Hedge funds (a)	$23	$-	Monthly-quarterly	3 - 45 days
Private equity funds (b)	143	27	N/A	N/A
Other funds (c)	74	-	Monthly-yearly	(c	)
Total	$240	$27
(a)	Hedge funds include multi-strategy funds that utilize a variety of investment strategies and equity long-short hedge funds that include various funds that invest over both long-term and short-term investment horizons.
(b)	Private equity funds primarily include numerous venture capital funds that invest in various sectors of the economy. Private equity funds do not have redemption rights. Distributions from such funds will be received as the underlying investments in the funds are liquidated.
(c)	Other funds primarily include market neutral, leveraged loans, real estate and structured credit funds.

Net interest revenue (Tables)	12 Months Ended
Dec. 31, 2010
Interest Income and Interest Expense Disclosure Table

Net interest revenue
(in millions)	2010	2009	2008
Interest revenue
Non-margin loans	$738	$874	$1,027
Margin loans	88	69	183
Securities:
Taxable	1,944	1,718	2,210
Exempt from federal income taxes	25	30	35
Total securities	1,969	1,748	2,245
Other short-term investments-U.S. government-backed commercial paper	-	9	71
Deposits in banks	554	683	1,753
Deposits with the Federal Reserve and other central banks	49	43	27
Federal funds sold and securities purchased under resale agreements	64	31	149
Trading assets	71	50	69
Total interest revenue	3,533	3,507	5,524
Interest expense
Deposits in domestic offices	46	54	328
Deposits in foreign offices	148	117	1,437
Borrowings from Federal Reserve related to ABCP	-	7	53
Federal funds purchased and securities sold under repurchase agreements	43	-	46
Trading liabilities	21	11	4
Other borrowed funds	44	31	86
Customer payables	6	6	69
Long-term debt	300	366	642
Total interest expense	608	592	2,665
Net interest revenue	$2,925	$2,915	$2,859

Other noninterest expense (Tables)	12 Months Ended
Dec. 31, 2010
Other Non-Interest Expense Disclosure

The following table provides a breakdown of other noninterest expense presented on the consolidated income statement.

Other noninterest expense
(in millions)	2010	2009	2008
Clearing	$127	$117	$80
Communications	140	115	127
Support agreement charges	(7)	(15)	894
Other (a)	800	737	801
Total other	$1,060	$954	$1,902
(a)	Includes a $164 million special litigation reserve recorded in 2010 and $61 million of FDIC special assessment recorded in 2009.

Restructuring charges (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Restructuring Reserve by Type of Cost

The following tables present the activity in the restructuring reserves through Dec. 31, 2010.

Global location strategy 2009 – restructuring charge reserve activity (in millions)	Severance	Asset write-offs/other	Total
Original restructuring charge	$102	$37	$139
Utilization	-	(23)	(23)
Balance at Dec. 31, 2009	102	14	116
Additional charges	29	6	35
Utilization	(50)	(1)	(51)
Balance at Dec. 31, 2010	$81	$19	$100

Workforce reduction program 2008 – restructuring charge reserve activity (in millions)	Severance	Stock-based incentive acceleration	Other compensation costs	Other non-personnel expenses	Total
Original restructuring charge	$166	$9	$5	$1	$181
Additional charges/(recovery)	4	(2)	(1)	10	11
Utilization	(105)	(7)	(4)	(11)	(127)
Balance at Dec. 31, 2009	$65	$-	$-	$-	$65
Additional (recovery)	(7)	-	-	-	(7)
Utilization	(42)	-	-	-	(42)
Balance at Dec. 31, 2010	$16	$-	$-	$-	$16

Schedule of Restructuring and Related Costs

The tables below present the restructuring charges if they had been allocated by business.

Global location strategy 2009 – restructuring charge by business			Total charges since inception
(in millions)	2010	2009
Asset management	$13	$32	$45
Asset servicing	14	34	48
Issuer services	-	18	18
Wealth management	2	8	10
Treasury services	12	8	20
Clearing services	-	8	8
Other (including Business Partners)	(6)	31	25
Total restructuring charge	$35	$139	$174

Workforce reduction program 2008 – restructuring charge by business				Total charges since inception
(in millions)	2010	2009	2008
Asset management	$(5)	$9	$64	$68
Asset servicing	-	(4)	34	30
Issuer services	(2)	(2)	15	11
Wealth management	-	-	13	13
Treasury services	-	4	6	10
Clearing services	-	-	6	6
Other (including
Business Partners)	-	4	43	47
Total restructuring charge	$(7)	$11	$181	$185

Income taxes (Tables)	12 Months Ended
Dec. 31, 2010
Income Tax Disclosure Table

Provision (benefit) for income taxes from continuing operations	Year ended Dec. 31,
(in millions)	2010	2009	2008
Federal	$(670)	$289	$840
Foreign	408	185	488
State and local	110	101	420
Total current tax expense	(152)	575	1,748
Deferred taxes:
Federal	1,278	(1,676)	(860)
Foreign	(75)	-	(1)
State and local	(4)	(294)	(396)
Total deferred tax expense (benefit)	1,199	(1,970)	(1,257)
Provision (benefit) for income taxes	$1,047	$(1,395)	$491

Income Before Income Tax, Table

The components of income (loss) before taxes are as follows:

Components of income (loss) before taxes	Year ended Dec. 31,
(in millions)	2010	2009	2008
Domestic	$2,363	$(3,022)	$217
Foreign	1,331	814	1,729
Income (loss) before taxes	$3,694	$(2,208)	$1,946

Deferred Tax Assets and Liabilities

The components of our net deferred tax liability are as follows:

Net deferred tax liability	Dec. 31,
(in millions)	2010	2009
Depreciation and amortization	$2,366	$2,725
Lease financings	1,093	1,197
Pension obligation	190	277
Securities valuation	(102)	(2,112)
Reserves not deducted for tax	(523)	(736)
Credit losses on loans	(409)	(368)
Net operating loss carryover	(112)	(163)
Other assets	(202)	(838)
Other liabilities	341	738
Tax credit carryforward	(45)	-
Net deferred tax liability	$2,597	$720

Reconciliation of the US Statutory Federal Tax Rate

The following table presents a reconciliation of the statutory federal income tax rate to our effective income tax rate applicable to income from continuing operations.

Effective tax rate	Year ended Dec. 31,
	2010	2009	2008
Federal rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal income tax benefit	2.4	4.5	4.0
Credit for low-income housing investments	(1.8)	2.6	(2.7)
Tax-exempt income	(2.3)	2.9	(3.4)
Foreign operations	(5.2)	3.5	(13.0)
Tax settlements	-	4.0	6.8
Tax loss on mortgages	-	10.8	-
Other – net	0.2	(0.1)	(1.5)
Effective rate	28.3%	63.2%	25.2%

Unrecognized Tax Positions Reconciliation, Table

Unrecognized tax positions
(in millions)	2010	2009	2008
Beginning balance at Jan. 1, – gross	$335	$189	$977
Unrecognized tax benefits acquired	-	-	(2)
Prior period tax positions:
Increases	97	225	832
Decreases	(60)	(30)	(155)
Current period tax positions	41	10	75
Settlements	(119)	(58)	(1,538)
Statute expiration	(5)	(1)	-
Ending balance at Dec. 31, – gross	$289	$335	$189

Long-term debt (Tables)	12 Months Ended
Dec. 31, 2010
Long-term Debt

Long-term debt	Dec. 31, 2010			Dec. 31, 2009
(in millions)	Rate	Maturity	Amount	Rate	Amount
Senior debt:
Fixed rate	2.50-6.92%	2011-2020	$9,354	3.10-6.92%	$7,949
Floating rate	0.10-0.57%	2012-2038	1,475	0.05-0.69%	2,869
Subordinated debt (a)	4.40-7.50%	2011-2033	4,037	4.40-7.40%	4,795
Junior subordinated debentures (a)	5.95-7.78%	2026-2043	1,651	5.95-7.78%	1,621
Total			$16,517		$17,234
(a)	Fixed rate.

Trust Preferred Securities Disclosure

The following table sets forth a summary of the Trust Preferred Securities issued by the Trusts as of Dec. 31, 2010:

Trust Preferred Securities at Dec. 31, 2010		Interest	Assets	Due	Call	Call
(dollar amounts in millions)	Amount	rate	of trust (a)	date	date	price
BNY Institutional Capital Trust A	$300	7.78%	$309	2026	2006	102.33	% (b)
BNY Capital IV	200	6.88	206	2028	2004	Par
BNY Capital V	350	5.95	361	2033	2008	Par
MEL Capital III (c)	311	6.37	300	2036	2016	Par
MEL Capital IV	500	6.24	500	-	2012	Par
Total	$1,661		$1,676
(a)	Junior subordinated debentures and interest in stock purchase contracts for Mellon Capital IV.
(b)	Call price decreases ratably to par in the year 2016.
(c)	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $1.55 to £1, the rate of exchange on Dec. 31, 2010.

Securitizations and variable interest entities (Tables)	12 Months Ended
Dec. 31, 2010
Consolidation Of Variable Interest Entities Disclosure

The following table presents the incremental assets and liabilities included in BNY Mellon’s consolidated financial statements, after applying intercompany eliminations, as of Dec. 31, 2010, based on the assessments performed in accordance with ASC 810 and ASU 2009-17. The net assets of any consolidated VIE are solely available to settle the liabilities of the VIE and to settle any investors’ ownership liquidation requests, including any seed capital invested in the VIE by BNY Mellon.

Investments consolidated under ASC 810 at Dec. 31, 2010
(in millions)	Asset Management funds	Securitizations	Total consolidated investments
Available for sale	$-	$483	$483
Trading assets	14,121	-	14,121
Other assets	645	-	645
Total assets	$14,766	$483	$15,249
Trading liabilities	13,561	-	13,561
Other liabilities	2	386	388
Total liabilities	$13,563	$386	$13,949
Noncontrolling interests	$699	$-	$699

Schedule of Non-Consolidated Variable Interest Entities

As of Dec. 31, 2010, the following assets related to the VIEs, where BNY Mellon is not the primary beneficiary, are included in its consolidated financial statements.

Non-consolidated VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Trading	$24	$-	$24
Other	34	-	34
Total	$58	$-	$58

Schedule of Credit Supported Non-Consolidated Variable Interest Entities

The table below shows the financial statement items related to non-consolidated VIEs to which we have provided credit support agreements at Dec. 31, 2010, and Dec. 31, 2009.

Credit supported VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Other	$-	$-	$13

Credit supported VIEs at Dec. 31, 2009 (in millions)	Assets	Liabilities	Maximum loss exposure
Other	$-	$14	$40

Schedule of Credit Supported Consolidated Variable Interest Entities

Certain funds have been created solely with securities that are subject to credit support agreements where we have agreed to absorb the majority of loss. Accordingly, these funds have been consolidated into BNY Mellon and have affected the following financial statement items at Dec. 31, 2010, and Dec. 31, 2009.

Consolidated credit supported VIEs at Dec. 31, 2010 (in millions)	Assets	Liabilities	Maximum loss exposure
Available-for-sale	$53	$-	$53
Other	-	126	51
Total	$53	$126	$104

Consolidated credit supported VIEs at Dec. 31, 2009 (in millions)	Assets	Liabilities	Maximum loss exposure
Available-for-sale	$47	$-	$47
Other	-	190	46
Total	$47	$190	$93

Shareholders' equity (Tables)	12 Months Ended
Dec. 31, 2010
Regulatory Capital Requirements under Banking Regulations

The following tables present the components of our Tier 1 and total risk-based capital, as well as our consolidated and largest bank subsidiary capital ratios at Dec. 31, 2010 and 2009.

Components of Tier 1 and total risk-based capital (a) (in millions)	Dec. 31,
	2010	2009
Tier 1 capital:
Common shareholders’ equity	$32,354	$28,977
Trust preferred securities	1,676	1,686
Adjustments for:
Goodwill and other intangibles (b)	(21,297)	(19,437)
Pensions/cash flow hedges	1,053	1,070
Securities valuation allowance	(170)	619
Merchant banking investment	(19)	(32)
Total Tier 1 capital	13,597	12,883
Tier 2 capital:
Qualifying unrealized gains on equity securities	5	3
Qualifying subordinated debt	2,381	3,429
Qualifying allowance for credit losses	571	665
Total Tier 2 capital	2,957	4,097
Total risk-based capital	$16,554	$16,980
Total risk-weighted assets	$101,407	$106,328
(a)	On a regulatory basis as determined under Basel 1 guidelines and including discontinued operations.
(b)	Reduced by deferred tax liabilities associated with non-tax deductible identifiable intangible assets of $1,625 million at Dec. 31, 2010, and $1,680 million at Dec. 31, 2009, and deferred tax liabilities associated with tax deductible goodwill of $816 million at Dec. 31, 2010, and $720 million at Dec. 31, 2009.

Schedule of Regulatory Capital Ratios

Consolidated and largest bank subsidiary capital ratios (a)	Dec. 31,
	2010	2009
Consolidated capital ratios:
Tier 1	13.4%	12.1%
Total capital	16.3	16.0
Leverage	5.8	6.5
Largest bank capital ratios:
Tier 1	11.4%	11.2%
Total capital	15.3	15.0
Leverage	5.3	6.3
(a)	For a banking institution to qualify as “well capitalized”, its Tier 1, Total (Tier 1 plus Tier 2) and leverage capital ratios must be at least 6%, 10% and 5%, respectively. To qualify as “adequately capitalized”, Tier 1, Total and leverage capital ratios must be at least 4%, 8% and 3%, respectively.

Schedule of Compliance with Regulatory Capital Requirements under Banking Regulations

At Dec. 31, 2010, the amounts of capital by which BNY Mellon and our largest bank subsidiary, The Bank of New York Mellon, exceed the well capitalized guidelines are as follows:

Capital above guidelines at Dec. 31, 2010 (in millions)	Consolidated	The Bank of New York Mellon
Tier 1 capital	$7,512	$4,667
Total capital	6,413	4,519
Leverage	1,802	592

Comprehensive results (Tables)	12 Months Ended
Dec. 31, 2010
Comprehensive Income Table

	Foreign currency translation		ASC 820 Adjustments		Unrealized gain (loss) on assets available for sale	Unrealized gain (loss) on cash flow hedges (a)	Total accumulated unrealized gain (loss)
			Pensions	Other post- retirement benefits
2008 beginning balance, net of tax (expense) benefit	$11		$(148)	$(73)	$(342)	$3	$(549)
Change in 2008, net of tax (expense) benefit of $(113), $566, $(6), $3,359, $(1), $3,805	(374)		(808)	7	(4,694)	45	(5,824)
Reclassification adjustment, net of tax (expense) benefit of $ -, $ -, $ -, $(645), $1, $(644)	-		-	-	983	(11)	972
2008 total unrealized gain (loss)	(374)		(808)	7	(3,711)	34	(4,852)
2008 ending balance, net of tax (expense) benefit	$(363)		$(956)	$(66)	$(4,053)	$37	$(5,401)
Adjustments for the cumulative effect of applying ASC 320, net of taxes of $-, $-, $-, $470, $-, $470	-		-	-	(676)	-	(676)
Adjusted balance at Jan. 1, 2009	(363)		(956)	(66)	(4,729)	37	(6,077)
Change in 2009, net of tax (expense) benefit of $(82), $14, $(34), $(489), $(1), $(592)	227		(46)	(1)	762	(16)	926
Reclassification adjustment, net of tax (expense) benefit $-, $-, $-, $(2,022), $-, $(2,022)	-		-	-	3,348	(32)	3,316
2009 total unrealized gain (loss)	227		(46)	(1)	4,110	(48)	4,242
2009 ending balance, net of tax (expense) benefit	$(136)		$(1,002)	$(67)	$(619)	$(11)	$(1,835)
Adjustments for the cumulative effect of applying ASC 810	-		-	-	24	-	24
Adjusted balance at Jan. 1, 2010	(136)		(1,002)	(67)	(595)	(11)	(1,811)
Change in 2010, net of tax (expense) benefit of $(68), $15, $(3), $(469), $-, $(525)	(319)		9	12	747	12	461
Reclassification/other adjustment, net of tax (expense) benefit $ -, $ -, $ -, $12, $2, $14	(18	) (b)	-	-	18 (b)	(5)	(5)
2010 total unrealized gain (loss)	(337)		9	12	765	7	456
2010 ending balance, net of tax (expense) benefit	$(473)		$(993)	$(55)	$170	$(4)	$(1,355)
(a)	Includes unrealized gain (loss) on foreign currency cash flow hedges of $- million, $(1) million and $7 million at Dec. 31, 2010, Dec. 31, 2009 and Dec. 31, 2008, respectively.
(b)	Includes a net reclassification adjustment of $14 million to retained earnings from other comprehensive income.

Stock-based compensation (Tables)	12 Months Ended
Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award, Fair Value Assumptions, Method Used

The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2010	2009	2008
Dividend yield	2.2%	3.1%	2.2%
Expected volatility	32	34	27
Risk-free interest rate	2.94	2.22	2.91
Expected option lives (in years)	6.6	5.9	5.5

Schedule of Share-based Compensation, Options Activity

A summary of the status of our options as of Dec. 31, 2010, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2009	95,087,155	36.36
Granted	13,745,030	30.25
Exercised	(1,459,030)	21.58
Canceled	(14,832,684)	39.31
Balance at Dec. 31, 2010	92,540,471	$35.21	5.2
Vested and expected to vest at Dec. 31, 2010	91,733,097	35.28	5.2
Exercisable at Dec. 31, 2010	62,801,038	37.93	3.7

Employee and Director Stock Options Outstanding

Stock options outstanding at Dec. 31, 2010

	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2010	Weighted- average remaining contractual life (in years)	Weighted- average exercise price	Exercisable at Dec. 31, 2010	Weighted- average exercise price
$ 18 to 31	37,578,663	6.84	$25.13	15,031,644	$25.18
31 to 41	26,633,896	4.38	$37.11	24,744,764	$36.91
41 to 51	23,189,116	4.56	$44.51	17,885,834	$44.52
51 to 60	5,138,796	0.12	$57.24	5,138,796	$57.24
$ 18 to 60	92,540,471	5.19	$35.21	62,801,038	$37.93
(a)	At Dec. 31, 2009 and 2008, 65,703,148 and 66,280,895 options were exercisable at an average price per common share of $38.96 and $38.71, respectively.

Schedule of Aggregate Intrinsic Value of Options

Aggregate intrinsic value of options (in millions)	2010	2009	2008
Outstanding at Dec. 31,	$193	$167	$31
Exercisable at Dec. 31,	$77	$26	$31

Restricted Stock Units and Restricted Share Activity Disclosure

The following table summarizes our nonvested restricted stock, RSU and TSR activity for 2010.

Nonvested restricted stock, RSUs and TSRs activity	Number of shares	Weighted- average fair value
Nonvested restricted stock, RSUs and TSRs at Dec. 31, 2009	10,538,540	$33.48
Granted	4,959,756	29.49
Vested	(3,427,013)	40.02
Forfeited	(751,507)	30.31
Nonvested restricted stock, RSUs and TSRs at Dec. 31, 2010	11,319,776	$29.96

Employee benefit plans (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Defined Benefit Plans Disclosures

The following tables report the combined data for our domestic and foreign defined benefit pension and post retirement healthcare plans.

	Pension Benefits				Healthcare Benefits
	Domestic		Foreign		Domestic		Foreign
(dollar amounts in millions)	2010	2009	2010	2009	2010	2009	2010	2009
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.71%	6.21%	5.29%	5.74%	5.71%	6.21%	5.40%	5.85%
Rate of compensation increase	3.50	3.50	4.47	4.64	3.50	3.50	-	-
Change in benefit obligation (a)
Benefit obligation at beginning of period	$(2,835)	$(2,559)	$(555)	$(365)	$(242)	$(269)	$(3)	$(2)
Service cost	(90)	(96)	(28)	(20)	(2)	(2)	-	-
Interest cost	(171)	(160)	(30)	(24)	(14)	(16)	-	-
Employee contributions	-	-	(1)	(1)	-	-	-	-
Amendments	26	-	(3)	-	-	-	-	-
Actuarial gain (loss)	(224)	(185)	(28)	(121)	5	21	-	-
(Acquisitions) divestitures	-	-	(11)	-	-	-	-	-
Benefits paid	155	165	10	10	21	24	-	-
Foreign exchange adjustment	N/A	N/A	20	(34)	N/A	N/A	-	(1)
Benefit obligation at end of period	(3,139)	(2,835)	(626)	(555)	(232)	(242)	(3)	(3)
Change in fair value of plan assets
Fair value at beginning of period	3,331	2,673	540	387	66	56	-	-
Actual return on plan assets	427	479	70	74	5	10	-	-
Employer contributions	25	344	21	50	21	24	-	-
Employee contributions	-	-	1	1	-	-	-	-
(Acquisitions) divestitures	-	-	10	-	-	-	-	-
Benefit payments	(155)	(165)	(10)	(10)	(21)	(24)	-	-
Foreign exchange adjustment	N/A	N/A	(21)	38	N/A	N/A	-	-
Fair value at end of period	3,628	3,331	611	540	71	66	-	-
Funded status at end of period	$489	$496	$(15)	$(15)	$(161)	$(176)	$(3)	$(3)
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	$1,582	$1,552	$177	$200	$56	$65	$(4)	$(6)
Prior service cost (credit)	(94)	(82)	3	-	(4)	(4)	-	-
Net initial obligation (asset)	-	-	-	-	8	12	-	-
Total (before tax effects)	$1,488	$1,470	$180	$200	$60	$73	$(4)	$(6)
(a)	The benefit obligation for pension benefits is the projected benefit obligation and for healthcare benefits, it is the accumulated benefit obligation.

Net periodic benefit cost (credit)	Pension Benefits							Healthcare Benefits
	Domestic				Foreign			Domestic			Foreign
(dollar amounts in millions)	2010	2009		2008	2010	2009	2008	2010	2009	2008	2010	2009	2008
Weighted-average assumptions as of Jan. 1:
Market-related value of plan assets	$3,861	$3,651		$3,706	$529	$459	$542	$76	$77	$77	N/A	N/A	N/A
Discount rate	6.21%	6.38%		6.38%	5.74%	6.18%	5.75%	6.21%	6.38%	6.38%	5.85%	6.25%	5.80%
Expected rate of return on plan assets	8.00	8.00		8.00	6.69	6.40	7.28	8.00	8.00	8.00	N/A	N/A	N/A
Rate of compensation increase	3.50	3.50		3.50	4.64	4.11	4.43	N/A	N/A	N/A	N/A	N/A	N/A
Components of net periodic benefit cost (credit):
Service cost	$90	$96		$84	$28	$20	$27	$2	$2	$3	$-	$-	$-
Interest cost	171	160		142	30	24	26	14	16	17	-	-	-
Expected return on assets	(303)	(295)		(290)	(37)	(32)	(37)	(6)	(6)	(6)	-	-	-
Amortization of:
Net initial obligation (asset)	-	-		-	-	-	-	4	4	4	-	-	-
Prior service cost (credit)	(14)	(14)		(10)	-	-	-	-	-	-	-	-	-
Net actuarial (gain) loss	71	26		11	11	3	3	5	5	5	(1)	(1)	-
Settlement (gain) loss	-	5		10	-	-	-	-	-	-	-	-	-
Other	-	(10)		14	-	-	-	-	-	-	-	-	-
Net periodic benefit cost (credit)	$15	$(32	)(a)	$(39)	$32	$15	$19	$19	$21	$23	$(1)	$(1)	$-
(a)	Includes discontinued operations.

Changes in the components of other comprehensive income

Changes in other comprehensive (income) loss in 2010	Pension Benefits		Healthcare Benefits
(in millions)	Domestic	Foreign	Domestic	Foreign
Net loss (gain) arising during period	$101	$(10)	$(4)	$-
Recognition of prior years net (loss)	(71)	(11)	(5)	1
Prior service cost (credit) arising during period	(26)	3	-	-
Recognition of prior years’ service (cost) credit	14	-	-	-
Recognition of net initial (obligation) asset	-	-	(4)	-
Foreign exchange adjustment	N/A	(2)	N/A	1
Total recognized in other comprehensive (income) loss (before tax effects)	$18	$(20)	$(13)	$2

Pension And Other Postretirement Benefits, Net Periodic Benefit Costs, Disclosure

Amounts expected to be recognized in net periodic benefit cost (income) in 2011 (before tax effects)	Pension Benefits		Healthcare Benefits
(in millions)	Domestic	Foreign	Domestic	Foreign
(Gain) loss recognition	$109	$14	$4	$1
Prior service cost recognition	(16)	-	-	-
Net initial obligation (asset) recognition	-	-	4	-

Pension and Other Postretirement Benefits, Funded Status Disclosure

	Domestic		Foreign
(in millions)	2010	2009	2010	2009
Pension benefits:
Prepaid benefit cost	$680	$681	$52	$33
Accrued benefit cost	(191)	(185)	(67)	(48)
Total pension benefits	$489	$496	$(15)	$(15)
Healthcare benefits:
Accrued benefit cost	$(161)	$(176)	$(3)	$(3)
Total healthcare benefits	$(161)	$(176)	$(3)	$(3)

Plans With Accumulated And Projected Benefit Obligations In Excess Of The Fair Value Of Plan Assets, Disclosure

The accumulated benefit obligation for all defined benefit plans was  $3.6 billion at Dec. 31, 2010, and  $3.2 billion at Dec. 31, 2009.

Plans with obligations in excess of plan assets	Domestic		Foreign
(in millions)	2010	2009	2010	2009
Projected benefit obligation	$212	$205	$32	$41
Accumulated benefit obligation	211	205	26	38
Fair value of plan assets	21	20	2	14

Weighted-Average Allocation of Assets Related to Defined Benefit Plans Disclosure

Our pension assets were invested as follows at Dec. 31, 2010 and 2009:

Asset allocations	Domestic		Foreign
	2010	2009	2010	2009
Equities	57%	55%	55%	54%
Fixed income	33	33	28	29
Private equities	3	3	-	-
Alternative investment	6	8	9	10
Real estate	-	-	3	4
Cash	1	1	5	3
Total pension benefits	100%	100%	100%	100%

Pension and Other Postretirement Benefits, Expected Benefit Payments Disclosure

The following benefit payments for BNY Mellon’s pension and healthcare plans, which reflect expected future service as appropriate, are expected to be paid:

(in millions)	Domestic	Foreign
Pension benefits:
Year 2011	$172	$10
2012	174	9
2013	183	12
2014	194	11
2015	204	13
2016-2020	1,173	90
Total pension benefits	$2,100	$145
Healthcare benefits:
Year 2011	$21	$-
2012	21	-
2013	21	-
2014	22	-
2015	22	-
2016-2020	104	1
Total healthcare benefits	$211	$1

Pension Plans Fair Value, Assets Measured on Recurring Basis

The following tables present the fair value of each major category of plan assets as of Dec. 31, 2010, by captions and by ASC 820 valuation hierarchy (as described above).

Plan assets measured at fair value on a recurring basis—domestic plans at Dec. 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$1,181	$-	$1,181
Common and preferred stock	778	-	-	778
Corporate debt obligations	-	777	-	777
U.S. and sovereign government obligations	272	209	-	481
Fund of funds	-	159	134	293
Venture capital and partnership interests	-	-	115	115
Exchange traded funds	3	-	-	3
Total domestic plan assets, at fair value	$1,053	$2,326	$249	$3,628

Plan assets measured at fair value on a recurring basis—foreign plans at Dec. 31, 2010
(in millions)	Level 1	Level 2	Level 3	Total fair value
Common stock	$234	$97	$-	$331
Sovereign government obligations	57	46	-	103
Corporate debt obligations	-	81	-	81
Cash and currency	26	-	-	26
Venture capital and partnership interests	-	-	41	41
Collective trust funds	-	29	-	29
Total foreign plan assets, at fair value	$317	$253	$41	$611

Plan assets measured at fair value on a recurring basis—domestic plans at Dec. 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$972	$-	$972
Corporate debt obligations	-	795	-	795
Common and preferred stock	718	-	-	718
U.S. and sovereign government obligations	374	96	-	470
Fund of funds	-	142	121	263
Venture capital and partnership interests	-	-	110	110
Exchange traded funds	3	-	-	3
Total domestic plan assets, at fair value	$1,095	$2,005	$231	$3,331

Plan assets measured at fair value on a recurring basis—foreign plans at Dec. 31, 2009
(in millions)	Level 1	Level 2	Level 3	Total fair value
Collective trust funds	$-	$266	$-	$266
Common stock	176	-	-	176
Sovereign government obligations	39	-	-	39
Venture capital and partnership interests	-	-	36	36
Cash and currency	14	-	-	14
Corporate debt obligations	-	9	-	9
Total foreign plan assets, at fair value	$229	$275	$36	$540

Pension Plans, Changes in Level 3 Fair Value Measurements of Plan Assets

The table below includes a rollforward of the plan assets for the years ended Dec. 31, 2010 and 2009 (including the change in fair value), for financial instruments classified in Level 3 of the valuation hierarchy.

Fair value measurements using significant unobservable inputs—domestic plans—for the year ended Dec. 31, 2010
(in millions)	Fair value at Dec. 31, 2009	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2010	Changes in unrealized gains and (losses) related to plan assets held at Dec. 31, 2010
Venture capital and partnership interests	$110	$8	$(3)	$-	$115	$2
Fund of funds	121	5	8	-	134	2
Total plan assets at fair value	$231	$13	$5	$-	$249	$4

Fair value measurements using significant unobservable inputs—foreign plans for the year ended Dec. 31, 2010
(in millions)	Fair value at Dec. 31, 2009	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2010	Change in unrealized gains and (losses) related to plan assets held at Dec. 31, 2010
Venture capital and partnership interests	$36	$5	$-	$-	$41	$5
Total plan assets at fair value	$36	$5	$-	$-	$41	$5

Fair value measurements using significant unobservable inputs—domestic plans—for the year ended Dec. 31, 2009
(in millions)	Fair value at Dec. 31, 2008	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2009	Changes in unrealized gains and (losses) related to plan assets held at Dec. 31, 2009
Venture capital and partnership interests	$108	$(3)	$5	$-	$110	$(13)
Fund of funds	81	8	32	-	121	1
Total plan assets at fair value	$189	$5	$37	$-	$231	$(12)

Fair value measurements using significant unobservable inputs—foreign plans for the year ended Dec. 31, 2009
(in millions)	Fair value at Dec. 31, 2008	Total realized/ unrealized gains (losses)	Purchases, issuances and settlements, net	Transfers in/out-of Level 3	Fair value at Dec. 31, 2009	Change in unrealized gains and (losses) related to plan assets held at Dec. 31, 2009
Venture capital and partnership interests	$33	$3	$-	$-	$36	$3
Total plan assets at fair value	$33	$3	$-	$-	$36	$3

Company financial information (Tables)	12 Months Ended
Dec. 31, 2010
Condensed Financial Information of Parent Company Only, Statements of Income and Comprehensive Income

Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation) (a)

Year ended Dec. 31
(in millions)	2010	2009	2008
Dividends from bank subsidiaries	$200	$611	$495
Dividends from nonbank subsidiaries	74	176	237
Interest revenue from bank subsidiaries	211	228	214
Interest revenue from nonbank subsidiaries	131	146	234
Gain (loss) on securities held for sale	5	(2)	(72)
Other revenue	73	81	54
Total revenue	694	1,240	1,162
Interest (including $14 in 2010, $23 in 2009 and $79 in 2008 to subsidiaries)	285	366	710
Other expense	221	338	737
Total expense	506	704	1,447
Income (loss) before income taxes and equity in undistributed net income of subsidiaries	188	536	(285)
Provision (benefit) for income taxes	(465)	(357)	(433)
Equity in undistributed net income (loss):
Bank subsidiaries	1,630	(2,271)	875
Nonbank subsidiaries	235	294	396
Net income (loss)	2,518	(1,084)	1,419
Redemption charge and preferred dividends	-	(283)	(33)
Net income (loss) applicable to common shareholders’ of The Bank of New York Mellon	$2,518	$(1,367)	$1,386
(a)	Includes results of discontinued operations and the extraordinary loss in 2008.

Condensed Financial Information of Parent Company Only, Statements of Financial Condition

Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2010	2009
Assets:
Cash and due from banks	$3,452	$4,649
Securities	219	233
Loans—net of allowance	52	113
Investment in and advances to subsidiaries and associated companies:
Banks	26,349	23,671
Other	20,578	19,420
Subtotal	46,927	43,091
Corporate-owned life insurance	650	1,058
Other assets	3,014	2,757
Total assets	$54,314	$51,901
Liabilities:
Deferred compensation	$497	$500
Commercial paper	10	12
Affiliate borrowings	3,344	3,355
Other liabilities	2,682	2,649
Long-term debt	15,427	16,408
Total liabilities	21,960	22,924
Shareholders’ equity	32,354	28,977
Total liabilities and shareholders’ equity	$54,314	$51,901

Condensed Financial Information of Parent Company Only, Statements of Cash Flows

Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

Year ended Dec. 31
(in millions)	2010	2009	2008
Operating activities:
Net income (loss)	$2,518	$(1,084)	$1,419
Adjustments to reconcile net income to net cash provided by/(used in) operating activities:
Amortization	14	13	17
Equity in undistributed net (income)/loss of subsidiaries	(1,865)	1,977	(1,271)
Change in accrued interest receivable	2	(41)	58
Change in accrued interest payable	2	(1)	2
Change in taxes payable (a)	(321)	(482)	(84)
Other, net	179	(455)	880
Net cash provided by/(used in) operating activities	529	(73)	1,021
Investing activities:
Purchases of securities	(5)	(9)	(198)
Proceeds from sales of securities	43	129	346
Change in loans	61	110	11
Acquisitions of, investments in, and advances to subsidiaries	(1,002)	(566)	(1,131)
Other, net	208	-	9
Net cash used in investing activities	(695)	(336)	(963)
Financing activities:
Net change in commercial paper	(2)	(4)	(49)
Proceeds from issuance of long-term debt	1,347	3,350	2,647
Repayments of long-term debt	(2,614)	(1,277)	(3,814)
Change in advances from subsidiaries	(10)	59	321
Issuance of common stock	728	1,387	222
Treasury stock acquired	(41)	(28)	(308)
Cash dividends paid	(440)	(673)	(1,129)
Series B preferred stock issued/(repurchased)	-	(3,000)	2,779
Warrant issued/(repurchased)	-	(136)	221
Tax benefit realized on share based payment awards	1	4	14
Net cash (used in)/provided by financing activities	(1,031)	(318)	904
Change in cash and due from banks	(1,197)	(727)	962
Cash and due from banks at beginning of year	4,649	5,376	4,414
Cash and due from banks at end of year	$3,452	$4,649	$5,376
Supplemental disclosures
Interest paid	$284	$367	$708
Income taxes paid (b)	$442	$1,013	$891
Income taxes refunded (b)	178	609	37
(a)	Includes payments received from subsidiaries for taxes of $900 million in 2010, $967 million in 2009 and $1,025 million in 2008.
(b)	Includes discontinued operations.

Fair value of financial instruments (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value, by Balance Sheet Grouping

Summary of financial instruments
	Dec. 31, 2010		Dec. 31, 2009
(in millions)	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Assets:
Interest-bearing deposits with banks	$50,200	$50,253	$56,302	$56,374
Securities	72,440	71,944	60,461	60,544
Trading assets	6,276	6,276	6,001	6,001
Loans and commitments	34,163	34,241	32,673	32,712
Derivatives used for ALM	834	834	422	422
Other financial assets	31,167	31,167	18,793	18,793
Total financial assets	195,080	194,715	174,652	174,846
Assets of discontinued operations	278	278	2,242	2,242
Assets of consolidated asset management funds – primarily trading	14,766	14,766	-	-
Non-financial assets	37,135		35,330
Total assets	$247,259		$212,224
Liabilities:
Noninterest-bearing deposits	$38,703	$38,703	$33,477	$33,477
Interest-bearing deposits	106,636	107,417	101,573	101,570
Payables to customers and broker-dealers	9,962	9,962	10,721	10,721
Borrowings	8,599	8,599	3,922	3,922
Long-term debt	16,517	17,120	17,234	17,110
Trading liabilities	6,911	6,911	6,396	6,396
Derivatives used for ALM	44	44	71	71
Total financial liabilities	187,372	188,756	173,394	173,267
Liabilities of discontinued operations	-	-	1,608	1,608
Liabilities of consolidated asset management funds – primarily trading	13,563	13,563	-	-
Non-financial liabilities	13,167		8,219
Total liabilities	$214,102		$183,221

Summary of Hedged Financial Instruments Disclosure

The table below summarizes the carrying amount of the hedged financial instruments and the related notional amount of the hedge and estimated fair value (unrealized gain (loss)) of the derivatives that were linked to these items:

Hedged financial instruments	Carrying amount	Notional amount	Unrealized
(in millions)			Gain	(Loss)
At Dec. 31, 2010:
Securities held-for-sale	$2,170	$2,168	$51	$(3)
Deposits	27	25	3	-
Long-term debt	12,540	11,774	780	(41)
At Dec. 31, 2009:
Loans	$1	$1	$-	$-
Securities held-for-sale	216	211	-	(12)
Deposits	26	25	-	(4)
Long-term debt	12,378	11,599	422	(55)

Fair value measurement (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring Basis

The following tables present the financial instruments carried at fair value at Dec. 31, 2010 and 2009, by caption on the consolidated balance sheet and by ASC 820 valuation hierarchy (as described above). We have included credit ratings information in certain of the tables because the information indicates the degree of credit risk to which we are exposed, and significant changes in ratings classifications could result in increased risk for us. There were no transfers between Level 1 and Level 2 during 2010.

Assets and liabilities measured at fair value on a recurring basis at Dec. 31, 2010 (dollar amounts in millions)	Level 1	Level 2	Level 3	Netting (a)		Total carrying value
Available-for-sale securities:
U.S. Treasury	$12,609	$-	$-	$-		$12,609
U.S. Government agencies	-	1,005	-	-		1,005
Sovereign debt	27	8,522	-	-		8,549
State and political subdivisions	-	498	10	-		508
Agency RMBS	-	19,727	-	-		19,727
Alt-A RMBS	-	470	-	-		470
Prime RMBS	-	1,227	-	-		1,227
Subprime RMBS	-	508	-	-		508
Other RMBS	-	1,331	-	-		1,331
Commercial MBS	-	2,639	-	-		2,639
Asset-backed CLOs	-	249	-	-		249
Other asset-backed securities	-	539	-	-		539
Equity securities (b)	18	29	-	-		47
Money markets funds	2,538	-	-	-		2,538
Other debt securities (b)	91	3,193	58	-		3,342
Foreign covered bonds	2,260	608	-	-		2,868
Alt-A RMBS (c)	-	2,513	-	-		2,513
Prime RMBS (c)	-	1,825	-	-		1,825
Subprime RMBS (c)	-	158	-	-		158
Total securities available-for-sale	17,543	45,041	68	-		62,652
Trading assets:
Debt and equity instruments (d)	1,598	710	32	-		2,340
Derivative assets:
Interest rate	272	15,260	119	N/A
Foreign exchange	3,561	100	-	N/A
Equity	79	370	-	N/A
Other	1	1	-	N/A
Total derivative assets	3,913	15,731	119	(15,827	) (g)	3,936
Total trading assets	5,511	16,441	151	(15,827)		6,276
Loans	-	-	6	-		6
Other assets (e)	52	910	113	-		1,075
Subtotal assets of operations at fair value	$23,106	$62,392	$338	$(15,827)		$70,009
Percent of assets prior to netting	26.9%	72.7%	0.4%
Assets of consolidated asset management funds:
Trading assets	279	13,842	-	-		14,121
Other assets	499	144	2	-		645
Total assets of consolidated asset management funds	778	13,986	2	-		14,766
Total assets	$23,884	$76,378	$340	$(15,827)		$84,775
Percent of assets prior to netting	23.8%	75.9%	0.3%
Trading liabilities:
Debt and equity instruments	$1,277	$443	$6	$-		$1,726
Derivative liabilities:
Interest rate	-	16,126	149	N/A
Foreign exchange	3,648	59	-	N/A
Equity	54	304	22	N/A
Other	-	4	-	N/A
Total derivative liabilities	3,702	16,493	171	(15,181	) (g)	5,185
Total trading liabilities	4,979	16,936	177	(15,181)		6,911
Long-term debt	-	269	-	-		269
Other liabilities (f)	115	473	2	-		590
Subtotal liabilities at fair value	$5,094	$17,678	$179	$(15,181)		$7,770
Percent of liabilities prior to netting	22.2%	77.0%	0.8%
Liabilities of consolidated asset management funds:
Trading liabilities	-	13,561	-	-		13,561
Other liabilities	2	-	-	-		2
Total liabilities of consolidated asset management funds	2	13,561	-	-		13,563
Total liabilities	$5,096	$31,239	$179	$(15,181)		$21,333
Percent of liabilities prior to netting	14.0%	85.5%	0.5%
(a)	ASC 815 permits the netting of derivative receivables and derivative payables under legally enforceable master netting agreements and permits the netting of cash collateral.
(b)	Includes seed capital and certain interests in securitizations.
(c)	Previously included in the Grantor Trust.
(d)	Includes loans classified as trading assets and certain interests in securitizations.
(e)	Includes private equity investments, seed capital and derivatives in designated hedging relationships.
(f)	Includes the fair value adjustment for certain unfunded lending-related commitments and derivatives in designated hedging relationships and support agreements.
(g)	Netting cannot be disaggregated by product.

Details of certain items measured at fair value on a recurring basis	Total carrying		Ratings
at Dec. 31, 2010			AAA/	A+/	BBB+/	BB+ and
(dollar amounts in millions)	value (a)		AA-	A-	BBB-	lower
Alt-A RMBS, originated in:
2007	$1		-%	-%	-%	100%
2006	186		-	-	-	100
2005	209		-	-	-	100
2004 and earlier	74		70	25	5	-
Total Alt-A RMBS	$470		11%	4%	1%	84%
Prime RMBS, originated in:
2007	$254		50%	28%	7%	15%
2006	166		-	39	-	61
2005	310		39	-	14	47
2004 and earlier	497		79	12	6	3
Total prime RMBS	$1,227		52%	16%	8%	24%
Subprime RMBS, originated in:
2007	$5		-%	8%	92%	-%
2005	97		25	12	12	51
2004 and earlier	406		74	13	5	8
Total subprime RMBS	$508		64%	13%	7%	16%
Commercial MBS—Domestic, originated in:
2007	$685		83%	8%	9%	-%
2006	582		90	10	-	-
2005	489		100	-	-	-
2004 and earlier	528		100	-	-	-
Total commercial MBS—Domestic	$2,284		92%	5%	3%	-%
Foreign covered bonds:
Germany	$2,260	(a)	99%	1%	-%	-%
Canada	608		100	-	-	-
Total foreign covered bonds	$2,868		100%	-%	-%	-%
European Floating Rate Notes:
United Kingdom	$848		99%	1%	-%	-%
Netherlands	150		78	22	-	-
Other	909		73	27	-	-
Total European Floating Rate Notes	$1,907		85%	15%	-%	-%
Sovereign debt:
United Kingdom	$3,214		100%	-%	-%	-%
Germany	3,065		100	-	-	-
France	1,845		100	-	-	-
Netherlands	396		100	-	-	-
Other	29		93	6	-	1
Total sovereign debt	$8,549		100%	-%	-%	-%
Alt-A RMBS (b), originated in:
2007	$792		-%	-%	-%	100%
2006	660		-	-	-	100
2005	820		2	-	4	94
2004 and earlier	241		22	46	19	13
Total Alt-A RMBS (b)	$2,513		3%	4%	3%	90%
Prime RMBS (b), originated in:
2007	$679		-%	-%	-%	100%
2006	431		-	-	-	100
2005	672		2	5	1	92
2004 and earlier	43		49	47	-	4
Total Prime RMBS (b)	$1,825		2%	3%	-%	95%
Subprime RMBS (b), originated in:
2007	$15		-%	-%	-%	100%
2006	89		-	-	-	100
2005	13		-	-	-	100
2004 and earlier	41		53	-	-	47
Total Subprime RMBS (b)	$158		14%	-%	-%	86%
(a)	At Dec. 31, 2010, the German foreign covered bonds were considered Level 1 in the valuation hierarchy. All other assets in the table above are considered Level 2 assets in the valuation hierarchy.
(b)	Previously included in the Grantor Trust.

Assets and liabilities measured at fair value on a recurring basis at Dec. 31, 2009 (dollar amounts in millions)	Level 1	Level 2	Level 3	Netting (a)	Total carrying value
Available-for-sale securities:
U.S. Treasury	$6,378	$-	$-	$-	$6,378
U.S. Government agencies	-	1,260	-	-	1,260
State and political subdivisions	-	520	-	-	520
Agency RMBS	-	18,455	-	-	18,455
Alt-A RMBS	-	537	-	-	537
Prime RMBS	-	1,512	-	-	1,512
Subprime RMBS	-	447	-	-	447
Other RMBS	-	1,770	-	-	1,770
Commercial MBS	-	2,590	-	-	2,590
Asset-backed CLOs	-	383	6	-	389
Other asset-backed securities	-	836	-	-	836
Equity securities (b)	461	860	-	-	1,321
Other debt securities (b)	76	11,331	50	-	11,457
Grantor Trust Class B certificates	-	4,160	-	-	4,160
Total available-for-sale securities	6,915	44,661	56	-	51,632
Trading assets:
Debt and equity instruments (c)	524	745	170	-	1,439
Derivative assets	2,779	14,317	146	(12,680)	4,562
Total trading assets	3,303	15,062	316	(12,680)	6,001
Loans	2	12	25	-	39
Other assets (d)	14	685	164	-	863
Total assets at fair value	$10,234	$60,420	$561	$(12,680)	$58,535
Percent of assets prior to netting	14.4%	84.8%	0.8%
Trading liabilities:
Debt and equity instruments	$442	$752	$-	$-	$1,194
Derivative liabilities	2,850	14,671	92	(12,411)	5,202
Total trading liabilities	3,292	15,423	92	(12,411)	6,396
Other liabilities (e)	2	605	3	-	610
Total liabilities at fair value	$3,294	$16,028	$95	$(12,411)	$7,006
Percent of liabilities prior to netting	17.0%	82.5%	0.5%
(a)	ASC 815 permits the netting of derivative receivables and derivative payables under legally enforceable master netting agreements and permits the netting of cash collateral.
(b)	Includes seed capital and certain interests in securitizations.
(c)	Includes loans classified as trading assets and certain interests in securitizations.
(d)	Includes private equity investments, seed capital and derivatives in designated hedging relationships.
(e)	Includes the fair value adjustment for certain unfunded lending-related commitments and derivatives in designated hedging relationships and support agreements.

Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation

The tables below include a roll forward of the balance sheet amounts for the years ended Dec. 31, 2010 and 2009 (including the change in fair value), for financial instruments classified in Level 3 of the valuation hierarchy.

Our classification of a financial instrument in Level 3 of the valuation hierarchy is based on the significance of the unobservable factors to the overall fair value measurement. However, these instruments generally include other observable components that are actively quoted or validated to third party sources; accordingly, the gains and losses in the table below include changes in fair value due to observable parameters as well as the unobservable parameters in our valuation methodologies. We also frequently manage the risks of Level 3 financial instruments using securities and derivatives positions that are Level 1 or 2 instruments which are not included in the table; accordingly, the gains or losses below do not reflect the effect of our risk management activities related to the Level 3 instruments.

In accordance with ASC 820, BNY Mellon adjusts the discount rate on securities to reflect what they would sell for in an orderly market (model price) and compares the model prices to prices provided by pricing sources. If the difference between the model price and the prices provided by pricing sources is outside of established thresholds, the securities are included in Level 3. In 2009, BNY Mellon transferred securities from Level 3 to Level 2 because the price of the securities provided by the pricing sources converged with the model price of the securities determined by BNY Mellon.

Fair value measurements using significant unobservable inputs year ended Dec. 31, 2010	Fair value Dec. 31, 2009	Total realized/unrealized gains/(losses) recorded in				Purchases, issuances and settlements, net	Transfers in/(out) of Level 3	Fair value Dec. 31, 2010	Change in unrealized gains and (losses) related to instruments held at Dec. 31, 2010
(in millions)		Income		Comprehensive income
Available-for-sale securities:
Asset-backed CLOs	$6	$-		$-		$-	$(6)	$-	$-
State and political subdivisions	-	1		-		-	9	10	1
Other debt securities	50	2		-		8	(2)	58	2
Total available-for-sale	56	3	(a)	-	(a)	8	1	68	3
Trading assets:
Debt and equity instruments	170	(1)		-		3	(140)	32	-
Derivative assets	146	(44)		-		2	15	119	28
Total trading assets	316	(45	) (b)	-		5	(125)	151	28
Loans	25	2		-		(18)	(3)	6	-
Other assets	164	13	(c)	-		(4)	(60)	113	-
Total assets	$561	$(27)		$-		$(9)	$(187)	$338	$31
Trading liabilities:
Debt and equity instruments	$-	$-		$-		$(6)	$-	$(6)	$-
Derivative liabilities	(92)	(57	) (b)	-		(24)	2	(171)	(122)
Other liabilities	(3)	1	(c)	-		-	-	(2)	-
Total liabilities	$(95)	$(56)		$-		$(30)	$2	$(179)	$(122)

Fair value measurements using significant unobservable inputs year ended Dec. 31, 2009	Fair value Dec. 31, 2008	Total realized/unrealized gains/(losses) recorded in			Purchases, issuances and settlements, net	Transfers in/(out) of Level 3	Fair value Dec. 31, 2009	Change in unrealized gains and (losses) related to instruments held at Dec. 31, 2009
(in millions)		Income		Comprehensive income
Available-for-sale securities:
Asset-backed CLOs	$22	$(76)		$60	$-	$-	$6	$-
Other asset-backed securities	17	-		1	-	(18)	-	-
Equity securities	13	-		2	1	(16)	-	-
Other debt securities	357	(99)		(7)	(19)	(182)	50	-
Total available-for-sale	409	(175	) (a)	56 (a)	(18)	(216)	56	-
Trading assets:
Debt and equity instruments	20	21		(2)	(20)	151	170	3
Derivative assets	83	51		(4)	(1)	17	146	(16)
Total trading assets	103	72	(b)	(6)	(21)	168	316	(13)
Loans	-	(1)		-	(5)	31	25	(1)
Other assets	200	(40	) (c)	-	11	(7)	164	-
Total assets	$712	$(144)		$50	$(33)	$(24)	$561	$(14)
Trading liabilities:
Derivative liabilities	$(149)	$56	(b)	$(3)	$-	$4	$(92)	$(21)
Other liabilities	-	(6	) (c)	-	-	3	(3)	(2)
Total liabilities	$(149)	$50		$(3)	$-	$7	$(95)	$(23)
(a)	Realized gains (losses) are reported in securities gains (losses). Unrealized gains (losses) are reported in accumulated other comprehensive income (loss) except for the credit portion of OTTI losses which are recorded in securities gains (losses).
(b)	Reported in foreign exchange and other trading revenue.
(c)	Reported in foreign exchange and other trading revenue, except for derivatives in designated hedging relationships which are recorded in interest revenue and interest expense.

Fair Value, Assets and Liabilities Measured on Nonrecurring Basis

The following table presents the financial instruments carried on the consolidated balance sheet by caption and by level in the fair value hierarchy as of Dec. 31, 2010 and 2009, for which a nonrecurring change in fair value has been recorded during the years ended Dec. 31, 2010 and 2009.

Assets measured at fair value on a nonrecurring basis at Dec. 31, 2010 (in millions)	Level 1	Level 2	Level 3	Total carrying value
Loans (a)	$-	$188	$53	$241
Other assets (b)	-	6	-	6
Total assets at fair value on a nonrecurring basis	$-	$194	$53	$247

Assets measured at fair value on a nonrecurring basis at Dec. 31, 2009 (in millions)	Level 1	Level 2	Level 3	Total carrying value
Loans (a)	$-	$298	$91	$389
Other assets (b)	-	4	-	4
Total assets at fair value on a nonrecurring basis	$-	$302	$91	$393
(a)	During the years ended Dec. 31, 2010 and 2009, the fair value of these loans was reduced $15 million and $18 million, based on the fair value of the underlying collateral as allowed by ASC 310, Accounting by Creditors for Impairment of a loan, with an offset to the allowance for credit losses.
(b)	Other assets received in satisfaction of debt. The fair value of these assets was reduced by $1 million in 2010 and less than $1 million in 2009, based on the fair value of the underlying collateral with an offset in other revenue.

Fair value option (Tables)	12 Months Ended
Dec. 31, 2010
Fair Value, Option, Quantitative Disclosures

The following table presents the assets and liabilities, by type, of consolidated asset management funds. We recorded these assets and liabilities at fair value and they are classified as trading assets and liabilities.

Assets and liabilities of consolidated asset management funds, at fair value (in millions)	Dec. 31,
	2010	2009
Assets of consolidated asset management funds:
Trading assets	$14,121	$-
Other assets	645	-
Total assets of consolidated asset management funds	$14,766	$-
Liabilities of consolidated asset management funds:
Trading liabilities	$13,561	$-
Other liabilities	2	-
Total liabilities of consolidated asset management funds	$13,563	$-
Noncontrolling interests of consolidated asset management funds	$699	$-

Fair Value, Option, Disclosures Related to Election, Items Existing at Effective Date

The following table presents the changes in fair value of these unfunded lending related commitments and long-term debt included in foreign exchange and other trading revenue in the consolidated income statement for the years ended Dec. 31, 2010 and 2009.

Foreign exchange and other trading revenue
	Year ended Dec. 31,
(in millions)	2010	2009
Loans	$-	$3
Long-term debt (a)	(29)	-
(a)	The change in fair value of the long-term debt is approximately offset by an economic hedge included in trading.

Commitments and contingent liabilities (Tables)	12 Months Ended
Dec. 31, 2010
Concentration Risk Disclosure

Significant industry concentrations related to credit exposure at Dec. 31, 2010, are disclosed in the Financial institutions portfolio exposure table and the Commercial portfolio exposure table below.

Financial institutions portfolio exposure (in billions)	Dec. 31, 2010
	Loans	Unfunded commitments	Total exposure
Securities industry	$3.9	$2.3	$6.2
Banks	4.2	2.2	6.4
Insurance	0.1	5.0	5.1
Asset managers	0.8	2.4	3.2
Government	0.2	2.1	2.3
Other	0.1	1.8	1.9
Total	$9.3	$15.8	$25.1

Commercial portfolio exposure (in billions)	Dec. 31, 2010
	Loans	Unfunded commitments	Total exposure
Services and other	$0.7	$5.9	$6.6
Manufacturing	0.4	5.9	6.3
Energy and utilities	0.3	5.4	5.7
Media and telecom	0.2	1.6	1.8
Total	$1.6	$18.8	$20.4

Schedule of Off Balance Sheet Credit Risks

A summary of our off-balance sheet credit risks, net of participations, at Dec. 31, 2010 and 2009 follows:

Off-balance sheet credit risks	Dec. 31,
(in millions)	2010	2009
Lending commitments (a)	$29,100	$32,454
Standby letters of credit (b)	8,483	11,359
Commercial letters of credit	512	789
Securities lending indemnifications	278,069	247,560
Support agreements	116	86
(a)	Net of participations totaling $423 million at Dec. 31, 2010 and $541 million at Dec. 31, 2009.
(b)	Net of participations totaling $1.7 billion at Dec. 31, 2010 and $2.2 billion at Dec. 31, 2009.

Commitments And Letters Of Credit Disclosure	The table below shows SBLCs by investment grade:

Standby letters of credit	Dec. 31,
	2010	2009
Investment grade	89%	83%
Noninvestment grade	11%	17%

Derivative instruments (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Derivative Instruments Ineffectiveness

Ineffectiveness related to derivatives and hedging relationships was recorded in income as follows:

Ineffectiveness	Year ended Dec. 31,
(in millions)	2010	2009	2008
Fair value hedges on loans	$0.1	$(0.1)	$0.2
Fair value hedges of securities	(4.2)	0.1	(0.1)
Fair value hedges of deposits and long-term debt	7.7	2.2	28.4
Cash flow hedges	0.1	-	(0.1)
Other (a)	(0.2)	0.1	0.1
Total	$3.5	$2.3	$28.5
(a)	Includes ineffectiveness recorded on foreign exchange hedges.

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

The following table summarizes the notional amount and credit exposure of our total derivative portfolio at Dec. 31, 2010 and 2009.

Impact of derivative instruments on the balance sheet	Notional value		Asset derivatives fair value (a)		Liability derivatives fair value (a)
(in millions)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010	Dec. 31, 2009
Derivatives designated as hedging instruments (b):
Interest rate contracts	$13,967	$11,836	$707	$408	$33	$106
Foreign exchange contracts	11,816	3,645	2	-	116	97
Total derivatives designated as hedging instruments			$709	$408	$149	$203
Derivatives not designated as hedging instruments (c):
Interest rate contracts	$1,090,718	$1,030,847	$15,651	$13,620	$16,275	$14,084
Equity contracts	6,905	7,710	449	483	380	570
Credit contracts	681	806	2	3	4	6
Foreign exchange contracts	315,050	259,402	3,661	3,136	3,707	2,953
Total derivatives not designated as hedging instruments			$19,763	$17,242	$20,366	$17,613
Total derivatives fair value (d)			$20,472	$17,650	$20,515	$17,816
Effect of master netting agreements			(15,827)	(12,680)	(15,181)	(12,411)
Fair value after effect of master netting agreements			$4,645	$4,970	$5,334	$5,405
(a)	Derivative financial instruments are reported net of cash collateral received and paid of $889 million and $243 million, respectively at Dec. 31, 2010 and $429 million and $160 million, respectively at Dec. 31, 2009.
(b)	The fair value of asset derivatives and liability derivatives designated as hedging instruments is recorded as other assets and other liabilities, respectively, on the balance sheet.
(c)	The fair value of asset derivatives and liability derivatives not designated as hedging instruments is recorded as trading assets and trading liabilities, respectively, on the balance sheet.
(d)	Fair values are on a gross basis, before consideration of master netting agreements, as required by ASC 815.

Schedule of Derivative Instruments, Gain (Loss) in Statement of Financial Performance

Impact of derivative instruments on the income statement
(in millions)
Derivatives in fair value hedging relationships	Location of gain (loss) recognized in income on derivatives	Amount of gain (loss) recognized in income on derivatives Year ended Dec. 31,		Location of gain (loss) recognized in income on hedged item	Amount of gain (loss) recognized in hedged item Year ended Dec. 31,
		2010	2009		2010	2009
Interest rate contracts	Net interest revenue	$370	$(406)	Net interest revenue	$(366)	$408

Derivatives in cash flow hedging relationships	Amount of gain or (loss) recognized in OCI on derivative (effective portion) Year ended Dec. 31,		Location of gain or (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain or (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,		Location of gain or (loss) recognized in income on derivatives (ineffective portion and amount excluded from effectiveness testing)	Amount of gain or (loss) recognized in income on derivatives (ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,
	2010	2009		2010	2009		2010	2009
Interest rate contracts	$-	$-	Net interest revenue	$-	$26	Net interest revenue	$-	$-
FX contracts	(7)	-	Net interest revenue	(6)	-	Net interest revenue	-	-
FX contracts	(134)	(1)	Other revenue	(135)	6	Other revenue	-	-
FX contracts	(1)	-	Salary expense	(1)	-	Salary expense	-	-
Total	$(142)	$(1)		$(142)	$32		$-	$-

Derivatives in net investment hedging relationships	Amount of gain (loss) recognized in OCI on derivatives (effective portion) Year ended Dec. 31,		Location of gain (loss) reclassified from accumulated OCI into income (effective portion)	Amount of gain (loss) reclassified from accumulated OCI into income (effective portion) Year ended Dec. 31,		Location of gain (loss) recognized in income on derivative (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) Recognized in income on derivatives (Ineffectiveness portion and amount excluded from effectiveness testing) Year ended Dec. 31,
	2010	2009		2010	2009		2010	2009
FX contracts	$(52)	$(298)	Net interest revenue	$-	$-	Other revenue	$(0.2)	$0.1

Schedule of Derivative Instruments Included in Trading Activities

Revenue from foreign exchange and other trading revenue included the following:

Foreign exchange and other trading revenue (in millions)	2010	2009	2008
Foreign exchange	$787	$850	$1,197
Fixed income	80	242	147
Credit derivatives (a)	(7)	(84)	30
Other	26	28	88
Total	$886	$1,036	$1,462
(a)	Used as economic hedges of loans.

Contingent Features in Over The Counter Derivative Instruments

The following table shows the fair value of contracts falling under early termination provisions that were in net liability positions as of Dec. 31, 2010 for three key ratings triggers:

If BNY Mellon’s rating was changed to:	Potential close-out exposures (fair value) (a)
A3/A-	$442 million
Baa2/BBB	$915 million
Bal/BB+	$1,548 million
(a)	The change between rating categories is incremental, not cumulative.

Review of businesses (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Segment Reporting Information, by Segment

The following consolidating schedules show the contribution of our businesses to our overall profitability.

For the year ended Dec. 31, 2010
(dollar amounts in millions)	Asset Management		Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,644	(a)	$590	$3,234	$3,809	$1,576	$1,152	$841	$7,378	$279	$10,891	(a)
Net interest revenue	(1)		227	226	864	903	368	632	2,767	(68)	2,925
Total revenue	2,643		817	3,460	4,673	2,479	1,520	1,473	10,145	211	13,816
Provision for credit losses	-		2	2	-	-	-	-	-	9	11
Noninterest expense	2,082		611	2,693	3,399	1,354	1,138	769	6,660	817	10,170
Income before taxes	$561	(a)	$204	$765	$1,274	$1,125	$382	$704	$3,485	$(615)	$3,635	(a)
Pre-tax operating margin (b)	21%		25%	22%	27%	45%	25%	48%	34%	N/M	26%
Average assets	$26,307		$10,618	$36,925	$66,678	$51,623	$21,361	$26,519	$166,181	$34,330	$237,436	(c)
(a)	Total fee and other revenue and income before taxes for 2010 includes income from consolidated asset management funds of $226 million net of income attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.
(b)	Income before taxes divided by total revenue.
(c)	Including average assets of discontinued operations of $404 million for 2010, consolidated average assets were $237,840 million.

For the year ended Dec. 31, 2009
(dollar amounts in millions)	Asset Management	Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,247	$578	$2,825	$3,406	$1,617	$1,190	$835	$7,048	$(5,134)	$4,739
Net interest revenue	32	194	226	894	768	340	613	2,615	74	2,915
Total revenue	2,279	772	3,051	4,300	2,385	1,530	1,448	9,663	(5,060)	7,654
Provision for credit losses	-	1	1	-	-	-	-	-	331	332
Noninterest expense	1,915	583	2,498	2,956	1,305	1,021	772	6,054	978	9,530
Income before taxes	$364	$188	$552	$1,344	$1,080	$509	$676	$3,609	$(6,369)	$(2,208)
Pre-tax operating margin (a)	16%	24%	18%	31%	45%	33%	47%	37%	N/M	N/M
Average assets	$12,564	$9,276	$21,840	$60,842	$50,752	$18,455	$25,971	$156,020	$32,079	$209,939	(b)
(a)	Income before taxes divided by total revenue.
(b)	Including average assets of discontinued operations of $2,188 million in 2009, consolidated average assets were $212,127 million.

For the year ended Dec. 31, 2008
(dollar amounts in millions)	Asset Management	Wealth Management	Total Asset and Wealth Management Group	Asset Servicing	Issuer Services	Clearing Services	Treasury Services	Total Institutional Services Group	Other	Total Continuing Operations
Fee and other revenue	$2,794	$624	$3,418	$4,429	$1,859	$1,292	$956	$8,536	$(1,240)	$10,714
Net interest revenue	75	200	275	1,086	710	321	730	2,847	(263)	2,859
Total revenue	2,869	824	3,693	5,515	2,569	1,613	1,686	11,383	(1,503)	13,573
Provision for credit losses	-	-	-	-	-	-	-	-	104	104
Noninterest expense	2,641	639	3,280	3,784	1,416	1,130	831	7,161	1,082	11,523
Income before taxes	$228	$185	$413	$1,731	$1,153	$483	$855	$4,222	$(2,689)	$1,946
Pre-tax operating margin (a)	8%	23%	11%	31%	45%	30%	51%	37%	N/M	14%
Average assets	$13,267	$10,044	$23,311	$59,150	$35,169	$18,358	$25,603	$138,280	$45,925	$207,516	(b)
(a)	Income before taxes divided by total revenue.
(b)	Including average assets of discontinued operations of $2,441 million in 2008, consolidated average assets were $209,957 million in 2008.

International operations (Tables)	12 Months Ended
Dec. 31, 2010
Schedule of Revenue from External Customers Attributed to Foreign Countries by Geographic Area

Total revenue, income before income taxes, income from continuing operations and total assets of our international operations are shown in the table below.

International operations
	International				Total International	Total Domestic
(in millions)	EMEA		APAC	Other				Total
2010 (a):
Total assets (b)	$72,629	(c)	$8,806	$3,124	$84,559	$162,422		$246,981
Total revenue	3,497	(c)	745	735	4,977	8,898		13,875
Income before taxes	1,222		394	348	1,964	1,730		3,694
Income from continuing operations	916		295	261	1,472	1,175		2,647
2009 (a):
Total assets (b)	$58,011	(c)	$5,588	$1,375	$64,974	$145,008		$209,982
Total revenue	2,825	(c)(d)	669	578	4,072	3,582		7,654
Income before taxes	863	(d)	287	257	1,407	(3,615)		(2,208)
Income from continuing operations	667	(d)	222	199	1,088	(1,901	) (e)	(813)
2008:
Total assets (b)	$49,037	(c)	$3,527	$1,383	$53,947	$183,565		$237,512
Total revenue	3,604	(c)	796	607	5,007	8,566		13,573
Income before taxes	1,176		338	292	1,806	140		1,946
Income from continuing operations	859		247	213	1,319	136	(e)	1,455
(a)	Presented on a continuing operations basis.
(b)	Total assets include long-lived assets, which are not considered by management to be significant in relation to total assets. Long-lived assets are primarily located in the U.S.
(c)	Includes revenue of approximately $2.1 billion, $1.6 billion and $2.0 billion, and assets of approximately $44.7 billion, $43.0 billion and $27.1 billion, in 2010, 2009 and 2008, respectively, of international operations domiciled in the UK, which is 15%, 21% and 14% of total revenue and 18%, 20% and 11% of total assets, respectively.
(d)	In 2009, excludes the $269 million of investment securities losses on the European floating rate notes.
(e)	Domestic income from continuing operations in 2009 and 2008 was reduced by investment securities losses. Domestic income from continuing operations in 2008 was also reduced by the SILO/LILO charge and support agreement charges.

Supplemental information to the Consolidated Statement of Cash Flows (Tables)	12 Months Ended
Dec. 31, 2010
Cash Flow Supplemental Table

Noncash investing and financing transactions that, appropriately, are not reflected in the Consolidated Statement of Cash Flows are listed below.

Noncash investing and financing transactions	Year ended Dec. 31,
(in millions)	2010	2009	2008
Transfers from loans to other assets for OREO	$11	$11	$12
Assets of consolidated VIEs	15,249	-	-
Liabilities of consolidated VIEs	13,949	-	-
Non-controlling interests of consolidated VIEs	699	-	-
Issuance of common stock for acquisitions	-	85	-

Summary of Significant Accounting and Reporting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Significant Accounting Policies [Line Items]
Equity investments minimum ownership amount to be accounted as equity method	20.00%
Nonaccrual status descriptions and policy	Commercial loans are placed on nonaccrual status when principal or interest is past due 90 days or more, or when there is reasonable doubt that interest or principal will be collected. When a first lien residential mortgage loan reaches 90 days delinquent, it is subject to an impairment test and may be placed on nonaccrual status. At 180 days delinquent, the loan is subject to further impairment testing. The loan will remain on accrual status if the realizable value of the collateral exceeds the unpaid principal balance plus accrued interest. If the loan is impaired, a charge-off is taken and the loan is placed on nonaccrual status. At 270 days delinquent, all first lien mortgages are placed on nonaccrual status. Second lien mortgages are automatically placed on nonaccrual status when they reach 90 days delinquent.
Minimum Loan amount to measure impairment allowance	$ 1
Number of pools that residential mortgages are segregated into for probability of default estimation	6
Minimum estimated useful lives of owned and capitalized assets ( In years)	2
Maximum estimated useful lives of owned and capitalized assets ( In years)	40
Maximum percentage of excess actuarial gain or loss before excess is recognized (percentage)	10.00%
Period of time that the difference between actual experience vs. expected returns is adjusted against the market-related value (years)	5
Minimum amount of majority of loans, primarily to institutional customers	1
Minimum loan amount for commercial loans to be assigned a credit rating	$ 1

Significant Equity Method Investments (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010
CIBC Mellon
Schedule of Equity Method Investments [Line Items]
Percent Ownership	50.00%
Book Value	$ 588
Wing Hang
Schedule of Equity Method Investments [Line Items]
Percent Ownership	20.30%
Book Value	347
Siguler Guff
Schedule of Equity Method Investments [Line Items]
Percent Ownership	20.00%
Book Value	257
ConvergEx
Schedule of Equity Method Investments [Line Items]
Percent Ownership	33.20%
Book Value	152
West LB Joint Venture
Schedule of Equity Method Investments [Line Items]
Percent Ownership	50.00%
Book Value	$ 122

Accounting Changes and New Accounting Guidance - Additional Information (Detail) (USD $)	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Variable Interest Entity, Primary Beneficiary	Dec. 31, 2010 New Accounting Pronouncement	Dec. 31, 2010 Retained earnings ASC 810	Mar. 31, 2010 ASC 810	Dec. 31, 2010 ASC 810	Dec. 31, 2010 Retained earnings ASC 825	Mar. 31, 2010 ASC 825	Dec. 31, 2010 ASC 825	Dec. 31, 2009 Retained earnings ASC 320
New Accounting Pronouncements or Change in Accounting Principle [Line Items]
Total assets	$ 247,259,000,000	$ 212,224,000,000	$ 15,249,000,000
Percentage increase in total assets vs prior year end due to adoption of ASU 2009-17			7.00%
Adoption Of ASU 2009-17, increase in consolidated total assets on balance sheet				14,600,000,000
Adjustment for the cumulative effect of applying new accounting principle, net of taxes					$ 52,000,000	$ 76,000,000	$ 76,000,000	$ (73,000,000)	$ (73,000,000)	$ (73,000,000)	$ 676,000,000
Pro forma negative impact on Tier 1 capital ratio (basis points) of full phase-in implementation of ASC 810			0.02%

Acquisitions and Dispositions - Additional Information (Detail)	12 Months Ended
	Dec. 31, 2010 USD ( $)	Jun. 30, 2010 CAD ( $)	Jun. 30, 2010 Global Investment Servicing USD ( $)	Aug. 02, 2010 BHF Asset Servicing GmbH USD ( $)	Aug. 02, 2010 BHF Asset Servicing GmbH EUR ( €)	Sep. 01, 2010 I(3) Advisors of Toronto CAD ( $)	Sep. 01, 2010 I(3) Advisors of Toronto USD ( $)	Nov. 30, 2009 Insight Investment Management Limited GBP ( £)	Nov. 30, 2009 Insight Investment Management Limited USD ( $)	Nov. 30, 2009 Siguler Guff & Company LLC USD ( $)
Business Acquisition [Line Items]
Contingent payments	$ 92,000,000
Potential obligation to pay additional consideration, lower limit	12,000,000
Potential obligation to pay additional consideration, upper limit	42,000,000
Potential obligation to pay additional consideration, upper limit (in years)	3
Assets under advisement related to acquisition						3,800,000,000
Business Acquisition			2,300,000,000	370,000,000	281,000,000	22,200,000	21,100,000	235,000,000	377,000,000
Assets acquired			590,000,000	3,600,000,000	2,700,000,000
Assets Under Management Related to Acquisition									138,000,000,000
Assets acquired, securities				2,600,000,000	1,900,000,000
Liabilities assumed			250,000,000	3,400,000,000	2,600,000,000
Goodwill related to acquisition			1,505,000,000
Liabilities assumed, deposits				2,300,000,000	1,700,000,000
Goodwill related to acquisition, tax deductible			1,256,000,000	272,000,000
Goodwill related to acquisition, non-tax deductible			249,000,000				8,000,000		202,000,000
Intangible assets, useful life, minimum (in years)			10
Intangible assets, useful life (in years)				10	10	33	33
Intangible assets, useful life, maximum (in years)			20					11	11
Intangible assets - customer relationships							10,000,000
Intangible assets - customer contracts			477,000,000	40,000,000					111,000,000
Acquisition of Canadian trust company		29,000,000
Acquisition of minority interest										20.00%
Assets under management and committed capital related to minority interest acquisition										$ 8,000,000,000

Discontinued Operations - Additional Information (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Income (loss) from discontinued operations, net of taxes	$ (66)	$ (270)	$ 14

Summarized Financial Information for Income (Loss) from Discontinued Operations (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Fee and other revenue		$ 7	$ 24
Net interest revenue	9	59	93
Provision for loan losses		191	27
Net interest revenue after provision for loan losses	9	(132)	66
Noninterest expense:
Staff	4	37	26
Professional, legal and other purchased services	4	4	10
Net occupancy	1	5	5
Other	3	16	21
Goodwill impairment		50
Total noninterest expense	12	112	62
Income (loss) from operations	(3)	(237)	28
Loss on assets held for sale	(106)	(184)
Loss on sale of MUNB	(1)
Provision (benefit) for income taxes	(44)	(151)	14
Net income (loss) from discontinued operations	$ (66)	$ (270)	$ 14

Summarized Financial Information for Assets and Liabilities of Discontinued Operations (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Cash and due from banks		$ 446
Securities		488
Loans, net of allowance for loan losses	183	1,225
Premises and equipment		12
Deferred taxes	90
Other assets	5	71
Assets of discontinued operations	278	2,242
Deposits:
Noninterest-bearing		539
Interest-bearing		958
Total deposits		1,497
Other liabilities		111
Liabilities of discontinued operations		$ 1,608

Amortized Cost and Fair Values of Securities (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	$ 66,016		$ 56,920
Gross unrealized Gains	1,500		708
Gross unrealized Losses	1,207	[1]	1,756	[1]
Fair value	66,309		55,872
Available-for-sale
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	62,361		52,503
Gross unrealized Gains	1,389		636
Gross unrealized Losses	1,098		1,507
Fair value	62,652		51,632
Available-for-sale | U.S. Treasury
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	12,650		6,358
Gross unrealized Gains	97		30
Gross unrealized Losses	138		10
Fair value	12,609		6,378
Available-for-sale | U.S. Government Agencies
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	1,007		1,235
Gross unrealized Gains	2		25
Gross unrealized Losses	4
Fair value	1,005		1,260
Available-for-sale | State And Political Subdivisions
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	559		538
Gross unrealized Gains	4		6
Gross unrealized Losses	55		24
Fair value	508		520
Available-for-sale | Agency RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	19,383		18,247
Gross unrealized Gains	387		303
Gross unrealized Losses	43		95
Fair value	19,727		18,455
Available-for-sale | Alt-A RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	475		588
Gross unrealized Gains	34		12
Gross unrealized Losses	39		63
Fair value	470		537
Available-for-sale | Prime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	1,305		1,743
Gross unrealized Gains	8		3
Gross unrealized Losses	86		234
Fair value	1,227		1,512
Available-for-sale | Subprime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	696		758
Gross unrealized Losses	188		311
Fair value	508		447
Available-for-sale | Other RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	1,665		2,199
Gross unrealized Gains	1		1
Gross unrealized Losses	335		430
Fair value	1,331		1,770
Available-for-sale | Commercial MBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	2,650		2,762
Gross unrealized Gains	89		31
Gross unrealized Losses	100		203
Fair value	2,639		2,590
Available-for-sale | Asset-backed CLOs
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	263		424
Gross unrealized Gains			15
Gross unrealized Losses	14		50
Fair value	249		389
Available-for-sale | Other Asset-backed Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	532		869
Gross unrealized Gains	9		5
Gross unrealized Losses	2		38
Fair value	539		836
Available-for-sale | Other Debt Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	11,800		11,419
Gross unrealized Gains	148		86
Gross unrealized Losses	57		48
Fair value	11,891	[2]	11,457	[3]
Available-for-sale | Equity Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	36		1,314
Gross unrealized Gains	11		8
Gross unrealized Losses			1
Fair value	47		1,321
Available-for-sale | Foreign Covered Bonds
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	2,884
Gross unrealized Losses	16
Fair value	2,868
Available-for-sale | Money Market Funds
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	2,538
Fair value	2,538
Available-for-sale | Grantor Trust Alt-A RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	2,164	[4]
Gross unrealized Gains	364	[4]
Gross unrealized Losses	15	[4]
Fair value	2,513	[4]
Available-for-sale | Grantor Trust Prime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	1,626	[4]
Gross unrealized Gains	205	[4]
Gross unrealized Losses	6	[4]
Fair value	1,825	[4]
Available-for-sale | Grantor Trust Subprime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	128	[4]
Gross unrealized Gains	30	[4]
Fair value	158	[4]
Available-for-sale | Grantor Trust Class B Certificates
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost			4,049	[5]
Gross unrealized Gains			111	[5]
Fair value			4,160	[5]
Held-to-maturity
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	3,655		4,417
Gross unrealized Gains	111		72
Gross unrealized Losses	109		249
Fair value	3,657		4,240
Held-to-maturity | State And Political Subdivisions
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	119		150
Gross unrealized Gains	2		3
Fair value	121		153
Held-to-maturity | Agency RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	397		531
Gross unrealized Gains	33		30
Fair value	430		561
Held-to-maturity | Alt-A RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	215		304
Gross unrealized Gains	5
Gross unrealized Losses	19		62
Fair value	201		242
Held-to-maturity | Prime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	149		189
Gross unrealized Gains	2
Gross unrealized Losses	5		17
Fair value	146		172
Held-to-maturity | Subprime RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	28		30
Gross unrealized Losses	3		7
Fair value	25		23
Held-to-maturity | Other RMBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	2,709		3,195
Gross unrealized Gains	69		39
Gross unrealized Losses	81		162
Fair value	2,697		3,072
Held-to-maturity | Commercial MBS
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	34		11
Gross unrealized Losses	1		1
Fair value	33		10
Held-to-maturity | Other Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Amortized cost	4		7
Fair value	$ 4		$ 7

[1]	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.
[2]	Includes $11.0 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
[3]	Includes $10.8 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
[4]	Previously included in the Grantor Trust. The Grantor Trust is in the process of being dissolved.
[5]	The Grantor Trust contains Alt-A, prime and subprime RMBS.

Amortized Cost and Fair Values of Securities (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Fair value	$ 66,309		$ 55,872
Available-for-sale
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Fair value	62,652		51,632
Available-for-sale | Other Debt Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Fair value	11,891	[1]	11,457	[2]
Available-for-sale | Other Debt Securities | US Government-sponsored Enterprises Debt Securities
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Fair value	$ 11,000		$ 10,800

[1]	Includes $11.0 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.
[2]	Includes $10.8 billion, at fair value, of government-sponsored and guaranteed entities, and sovereign debt.

Amortized Cost and Fair Values of Securities by Contractual Maturity (Detail) (USD $) In Millions	Dec. 31, 2010
Amortized cost
Due in one year or less	$ 9,362
Due after one year through five years	14,872
Due after five years through ten years	3,887
Due after ten years	779
Total securities	62,361
Fair value
Due in one year or less	9,448
Due after one year through five years	14,928
Due after five years through ten years	3,796
Due after ten years	709
Total securities	62,652
Amortized cost
Due in one year or less
Due after one year through five years	2
Due after five years through ten years	20
Due after ten years	97
Total securities	3,655
Fair value
Due in one year or less
Due after one year through five years	2
Due after five years through ten years	21
Due after ten years	98
Total securities	3,657
Mortgage-backed Securities
Amortized cost
Available-for-sale, Amortized cost	30,092
Fair value
Available-for-sale, Fair value	30,398
Amortized cost
Held-to-maturity, Amortized cost	3,532
Fair value
Held-to-maturity, Fair value	3,532
Asset-backed Securities
Amortized cost
Available-for-sale, Amortized cost	795
Fair value
Available-for-sale, Fair value	788
Equity Securities
Amortized cost
Available-for-sale, Amortized cost	2,574
Fair value
Available-for-sale, Fair value	2,585
Amortized cost
Held-to-maturity, Amortized cost	4
Fair value
Held-to-maturity, Fair value	$ 4

Realized Gross Gains, Realized Gross Losses and Recognized Gross Impairments on Securities (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Realized gross gains	$ 48	$ 130	$ 10
Realized gross losses	(5)	(1,648)	(531)
Recognized gross impairments	(16)	(3,851)	(1,107)
Net securities gains (losses)	$ 27	$ (5,369)	$ (1,628)

Aggregate Fair Value of Investments with a Continuous Unrealized Loss Position (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	$ 17,037		$ 8,648
Less than 12 months Unrealized losses	336		108
12 months or more Fair value	4,661		20,984
12 months or more Unrealized losses	871		1,648
Total Fair value	21,698		29,632
Total Unrealized losses	1,207	[1]	1,756	[1]
Available-for-sale
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	16,704		8,646
Less than 12 months Unrealized losses	331		107
12 months or more Fair value	3,808		17,486
12 months or more Unrealized losses	767		1,400
Total Fair value	20,512		26,132
Total Unrealized losses	1,098		1,507
Available-for-sale | U.S. Treasury
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	6,519		1,226
Less than 12 months Unrealized losses	138		9
12 months or more Fair value			176
12 months or more Unrealized losses			1
Total Fair value	6,519		1,402
Total Unrealized losses	138		10
Available-for-sale | U.S. Government Agencies
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	489
Less than 12 months Unrealized losses	4
Total Fair value	489
Total Unrealized losses	4
Available-for-sale | State And Political Subdivisions
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	210		50
Less than 12 months Unrealized losses	39		13
12 months or more Fair value	122		171
12 months or more Unrealized losses	16		11
Total Fair value	332		221
Total Unrealized losses	55		24
Available-for-sale | Agency RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	5,079		7,297
Less than 12 months Unrealized losses	42		76
12 months or more Fair value	206		2,061
12 months or more Unrealized losses	1		19
Total Fair value	5,285		9,358
Total Unrealized losses	43		95
Available-for-sale | Alt-A RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	55
Less than 12 months Unrealized losses	3
12 months or more Fair value	104		311
12 months or more Unrealized losses	36		63
Total Fair value	159		311
Total Unrealized losses	39		63
Available-for-sale | Prime RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	315		5
Less than 12 months Unrealized losses	13		1
12 months or more Fair value	739		1,480
12 months or more Unrealized losses	73		233
Total Fair value	1,054		1,485
Total Unrealized losses	86		234
Available-for-sale | Subprime RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	3		1
Less than 12 months Unrealized losses			2
12 months or more Fair value	484		446
12 months or more Unrealized losses	188		309
Total Fair value	487		447
Total Unrealized losses	188		311
Available-for-sale | Other RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	49
Less than 12 months Unrealized losses	17
12 months or more Fair value	1,275		1,764
12 months or more Unrealized losses	318		430
Total Fair value	1,324		1,764
Total Unrealized losses	335		430
Available-for-sale | Commercial MBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	28
Less than 12 months Unrealized losses	1
12 months or more Fair value	536		1,290
12 months or more Unrealized losses	99		203
Total Fair value	564		1,290
Total Unrealized losses	100		203
Available-for-sale | Asset-backed CLOs
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value			18
Less than 12 months Unrealized losses			6
12 months or more Fair value	249		274
12 months or more Unrealized losses	14		44
Total Fair value	249		292
Total Unrealized losses	14		50
Available-for-sale | Other Asset-backed Securities
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	1
12 months or more Fair value	32		706
12 months or more Unrealized losses	2		38
Total Fair value	33		706
Total Unrealized losses	2		38
Available-for-sale | Other Debt Securities
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	1,068		33
Less than 12 months Unrealized losses	37
12 months or more Fair value	61		8,804
12 months or more Unrealized losses	20		48
Total Fair value	1,129		8,837
Total Unrealized losses	57		48
Available-for-sale | Equity Securities
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value			16
12 months or more Fair value			3
12 months or more Unrealized losses			1
Total Fair value			19
Total Unrealized losses			1
Available-for-sale | Foreign Covered Bonds
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	2,553
Less than 12 months Unrealized losses	16
Total Fair value	2,553
Total Unrealized losses	16
Available-for-sale | Grantor Trust Alt-A RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	196
Less than 12 months Unrealized losses	15
Total Fair value	196
Total Unrealized losses	15	[2]
Available-for-sale | Grantor Trust Prime RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	139
Less than 12 months Unrealized losses	6
Total Fair value	139
Total Unrealized losses	6	[2]
Held-to-maturity
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	333		2
Less than 12 months Unrealized losses	5		1
12 months or more Fair value	853		3,498
12 months or more Unrealized losses	104		248
Total Fair value	1,186		3,500
Total Unrealized losses	109		249
Held-to-maturity | Alt-A RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	18		2
Less than 12 months Unrealized losses			1
12 months or more Fair value	108		221
12 months or more Unrealized losses	19		61
Total Fair value	126		223
Total Unrealized losses	19		62
Held-to-maturity | Prime RMBS
Investments, Unrealized Loss Position [Line Items]
12 months or more Fair value	73		172
12 months or more Unrealized losses	5		17
Total Fair value	73		172
Total Unrealized losses	5		17
Held-to-maturity | Subprime RMBS
Investments, Unrealized Loss Position [Line Items]
12 months or more Fair value	25		23
12 months or more Unrealized losses	3		7
Total Fair value	25		23
Total Unrealized losses	3		7
Held-to-maturity | Other RMBS
Investments, Unrealized Loss Position [Line Items]
Less than 12 months Fair value	315
Less than 12 months Unrealized losses	5
12 months or more Fair value	614		3,072
12 months or more Unrealized losses	76		162
Total Fair value	929		3,072
Total Unrealized losses	81		162
Held-to-maturity | Commercial MBS
Investments, Unrealized Loss Position [Line Items]
12 months or more Fair value	33		10
12 months or more Unrealized losses	1		1
Total Fair value	33		10
Total Unrealized losses	$ 1		$ 1

[1]	Includes other-than-temporarily impaired securities in which portions of the other-than-temporary impairment loss remains in OCI.
[2]	Previously included in the Grantor Trust. The Grantor Trust is in the process of being dissolved.

Projected Weighted-Average Default Rates and Loss Severities (Detail) (Recent Vintage)	Dec. 31, 2010	Dec. 31, 2009
Alt-A
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Default Rate	42.00%	43.00%
Severity	49.00%	50.00%
Subprime
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Default Rate	68.00%	74.00%
Severity	65.00%	69.00%
Prime
Schedule of Gain (Loss) on Investments, Including Marketable Securities and Investments Held at Cost, Income Statement, Reported Amounts, Summary [Line Items]
Default Rate	20.00%	19.00%
Severity	42.00%	44.00%

Pre-Tax Securities Losses by Type (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses	$ 27	$ (5,369)	$ (1,628)
Alt-A RMBS
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses	(13)	(3,113)	(1,236)
Prime RMBS
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(1,008)	(12)
Subprime RMBS
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses	(4)	(322)	(12)
European Floating Rate Notes
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses	(3)	(269)
Home Equity Lines Of Credit
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(205)	(104)
Commercial MBS
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(89)
Grantor Trust
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(39)
Credit Cards
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(26)
ABS CDOs
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses		(23)	(122)
Other Securities
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Net investment securities losses	$ 47	$ (275)	$ (142)

Debt Securities Credit Losses Rollforward Recorded In Earnings (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Schedule of Investment Income, Reported Amounts, by Category [Line Items]
Beginning balance	$ 244	$ 525
Add: Initial OTTI credit losses	10	644
Subsequent OTTI credit losses	6	208
Less: Realized losses for securities sold / consolidated	78	1,116
Securities intended or required to be sold		17
Ending balance	$ 182	$ 244

Securities - Additional Information (Detail) (USD $)	Dec. 31, 2010
Financial Instruments Owned and Pledged as Collateral [Line Items]
Assets pledged primarily for potential borrowing at the Federal Reserve Discount Window	$ 60,600,000,000
Assets pledged primarily for potential borrowing at the Federal Reserve Discount Window, securities	55,300,000,000
Assets pledged primarily for potential borrowing at the Federal Reserve Discount Window, interest-bearing deposits with banks	1,600,000,000
Assets pledged primarily for potential borrowing at the Federal Reserve Discount Window, loans	3,700,000,000
Assets pledged primarily for actual borrowing at the Federal Reserve Discount Window, securities available-for-sale	42,000,000
Market value of securities received, that can be sold or repledged	6,700,000,000
Market value of securities received, repledged and sold	$ 1,300,000,000

Details of our Loan Distribution and Industry Concentrations of Credit Risk (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Domestic	Dec. 31, 2009 Domestic	Dec. 31, 2010 Domestic Financial Institutions	Dec. 31, 2009 Domestic Financial Institutions	Dec. 31, 2010 Domestic Commercial	Dec. 31, 2009 Domestic Commercial	Dec. 31, 2010 Domestic Wealth Management Loans And Mortgages	Dec. 31, 2009 Domestic Wealth Management Loans And Mortgages	Dec. 31, 2010 Domestic Commercial Real Estate	Dec. 31, 2009 Domestic Commercial Real Estate	Dec. 31, 2010 Domestic Lease Financings		Dec. 31, 2009 Domestic Lease Financings		Dec. 31, 2010 Domestic Other Residential Mortgages	Dec. 31, 2009 Domestic Other Residential Mortgages	Dec. 31, 2010 Domestic Overdrafts	Dec. 31, 2009 Domestic Overdrafts	Dec. 31, 2010 Domestic Other loans	Dec. 31, 2009 Domestic Other loans	Dec. 31, 2010 Domestic Margin Loans	Dec. 31, 2009 Domestic Margin Loans	Dec. 31, 2010 Foreign	Dec. 31, 2009 Foreign	Dec. 31, 2010 Foreign Financial Institutions	Dec. 31, 2009 Foreign Financial Institutions	Dec. 31, 2010 Foreign Commercial	Dec. 31, 2009 Foreign Commercial	Dec. 31, 2010 Foreign Lease Financings		Dec. 31, 2009 Foreign Lease Financings		Dec. 31, 2010 Foreign Other loans	Dec. 31, 2009 Foreign Other loans	Dec. 31, 2008 Foreign Other loans	Dec. 31, 2009 Foreign Government and official institutions	Dec. 31, 2010 Financial Institutions	Dec. 31, 2009 Financial Institutions	Dec. 31, 2010 Commercial	Dec. 31, 2009 Commercial	Dec. 31, 2010 Wealth Management Loans And Mortgages	Dec. 31, 2009 Wealth Management Loans And Mortgages	Dec. 31, 2010 Commercial Real Estate	Dec. 31, 2009 Commercial Real Estate	Dec. 31, 2010 Overdrafts	Dec. 31, 2009 Overdrafts	Dec. 31, 2008 Overdrafts	Dec. 31, 2008 Margin Loans
Concentration Risk [Line Items]
Loans	$ 37,808	$ 36,689	$ 29,767	$ 28,931	$ 4,630	$ 5,509	$ 1,250	$ 2,324	$ 6,506	$ 6,162	$ 1,592	$ 2,044	$ 1,605	[1]	$ 1,703	[1]	$ 2,079	$ 2,179	$ 4,524	$ 3,946	$ 771	$ 407	$ 6,810	$ 4,657	$ 8,041	$ 7,758	$ 4,626	$ 3,147	$ 345	$ 634	$ 1,545	[1]	$ 1,816	[1]	$ 1,525	$ 2,109	$ 2,121	$ 52	$ 9,256	$ 8,656	$ 1,595	$ 2,958	$ 6,506	$ 6,162	$ 1,592	$ 2,044	$ 6,049	$ 6,055	$ 4,835	$ 3,977

[1]	Includes unearned income on domestic and foreign lease financings of $2,036 million at Dec. 31, 2010 and $2,282 million at Dec. 31, 2009.

Details of our Loan Distribution and Industry Concentrations of Credit Risk (Parenthetical) (Detail) (Lease Financings, USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Domestic
Concentration Risk [Line Items]
Unearned income on lease financings	$ 2,036	$ 2,282
Foreign
Concentration Risk [Line Items]
Unearned income on lease financings	$ 2,036	$ 2,282

Loans and asset quality - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Concentration Risk [Line Items]
Loans to directors and executive officers and to entities in which certain of our directors have an ownership interest or direct or indirect subsidiaries of such entities	$ 3	$ 4	$ 12
Loans	37,808	36,689
Wealth Management Mortgages Portfolio Segment
Concentration Risk [Line Items]
Loan to value ratio at origination	61.00%
Percentage of past due mortgages	1.00%
Loans	3,341	3,131
Wealth Management Mortgages Portfolio Segment | New York State
Concentration Risk [Line Items]
Geographic concentrations	25.00%
Wealth Management Mortgages Portfolio Segment | Massachusetts
Concentration Risk [Line Items]
Geographic concentrations	17.00%
Wealth Management Mortgages Portfolio Segment | California State
Concentration Risk [Line Items]
Geographic concentrations	17.00%
Wealth Management Mortgages Portfolio Segment | Florida
Concentration Risk [Line Items]
Geographic concentrations	8.00%
Wealth Management Mortgages Portfolio Segment | Other
Concentration Risk [Line Items]
Geographic concentrations	33.00%
Domestic | Other Residential Mortgages
Concentration Risk [Line Items]
Loans	2,079	2,179
Purchased mortgages	745
Purchased Residential Mortgages, Loan to Value Ratio at Origination	75.00%
Purchased Residential Mortgages, Percentage at Least 60 Days Past Due	30.00%
Domestic | Overdrafts
Concentration Risk [Line Items]
Loans	4,524	3,946
Overdrafts
Concentration Risk [Line Items]
Loans	6,049	6,055	4,835
Domestic | Margin Loans
Concentration Risk [Line Items]
Loans	6,810	4,657
Margin Loans
Concentration Risk [Line Items]
Loans			3,977
Domestic
Concentration Risk [Line Items]
Loans	$ 29,767	$ 28,931

Allowance for Credit Losses Activity (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	$ 628		$ 529		$ 494
Charge-offs	(88)		(216)		(83)
Recoveries	20		2		10
Net charge-offs	(68)		(214)		(73)
Provision	11		332		104
Transferred to discontinued operations			(19)		27
Disposition					(23)
Ending balance	571		628		529
Allowance for loans losses	498		503		415
Allowance for unfunded commitments	73		125		114
Individually evaluated for impairment, loan balance	140		345		186
Individually evaluated for impairment, allowance for credit losses	26		51		51
Collectively evaluated for impairment, loan balance	37,668		36,344		43,208
Collectively evaluated for impairment, allowance for credit losses	472		452		364
Commercial
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	149		159		162
Charge-offs	(5)		(90)		(21)
Recoveries	15				2
Net charge-offs	10		(90)		(19)
Provision	(85)		81		16
Transferred to discontinued operations			(1)		2
Disposition					(2)
Ending balance	74		149		159
Allowance for loans losses	41		90		90
Allowance for unfunded commitments	33		59		69
Individually evaluated for impairment, loan balance	32		63		14
Individually evaluated for impairment, allowance for credit losses	10		10		8
Collectively evaluated for impairment, loan balance	1,218		2,261		5,772
Collectively evaluated for impairment, allowance for credit losses	31		80		82
Commercial Real Estate
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	43		52		35
Charge-offs	(8)		(31)		(15)
Recoveries	1
Net charge-offs	(7)		(31)		(15)
Provision	(4)		39		28
Transferred to discontinued operations			(17)		24
Disposition					(20)
Ending balance	32		43		52
Allowance for loans losses	22		30		45
Allowance for unfunded commitments	10		13		7
Individually evaluated for impairment, loan balance	44		58		125
Individually evaluated for impairment, allowance for credit losses	9		13		25
Collectively evaluated for impairment, loan balance	1,548		1,986		2,956
Collectively evaluated for impairment, allowance for credit losses	13		17		20
Financial Institutions
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	73		50		30
Charge-offs	(25)		(34)		(9)
Recoveries	2
Net charge-offs	(23)		(34)		(9)
Provision	(41)		57		29
Ending balance	9		73		50
Allowance for loans losses	1		40		35
Allowance for unfunded commitments	8		33		15
Individually evaluated for impairment, loan balance	4		171		41
Individually evaluated for impairment, allowance for credit losses			25		17
Collectively evaluated for impairment, loan balance	4,626		5,338		5,505
Collectively evaluated for impairment, allowance for credit losses	1		15		18
Lease Financings
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	77		79		73
Recoveries			1		3
Net charge-offs			1		3
Provision	(5)		(3)		3
Ending balance	72		77		79
Allowance for loans losses	72		77		79
Collectively evaluated for impairment, loan balance	1,605		1,703		1,809
Collectively evaluated for impairment, allowance for credit losses	72		77		79
Wealth Management Loans And Mortgages
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	56		28		15
Charge-offs	(4)		(1)		(1)
Recoveries			1		1
Net charge-offs	(4)
Provision	(19)		28		13
Ending balance	33		56		28
Allowance for loans losses	31		54		23
Allowance for unfunded commitments	2		2		5
Individually evaluated for impairment, loan balance	53		53		6
Individually evaluated for impairment, allowance for credit losses	5		3		1
Collectively evaluated for impairment, loan balance	6,453		6,109		5,327
Collectively evaluated for impairment, allowance for credit losses	26		51		22
Other Residential Mortgages
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	157		78		25
Charge-offs	(46)		(60)		(20)
Recoveries	2
Net charge-offs	(44)		(60)		(20)
Provision	74		140		73
Transferred to discontinued operations			(1)		1
Disposition					(1)
Ending balance	187		157		78
Allowance for loans losses	187		157		78
Collectively evaluated for impairment, loan balance	2,079		2,179		2,505
Collectively evaluated for impairment, allowance for credit losses	187		157		78
All Other
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance			2	[1],[2]	1	[2]
Provision	1	[3]	(2)	[1]	1	[2]
Ending balance	1	[3]			2	[1],[2]
Allowance for loans losses	1	[3]			2	[2]
Collectively evaluated for impairment, loan balance	12,105	[3]	9,010	[1]	9,297	[2]
Collectively evaluated for impairment, allowance for credit losses	1	[3]			2	[2]
Foreign
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	47	[4]	19	[5],[6]	37	[6]
Charge-offs					(17)	[6]
Recoveries					4	[6]
Net charge-offs					(13)	[6]
Provision			28	[5]	(5)	[6]
Ending balance	47	[4]	47	[4],[5]	19	[5],[6]
Allowance for loans losses	42	[4]	34	[5]	14	[6]
Allowance for unfunded commitments	5	[4]	13	[5]	5	[6]
Individually evaluated for impairment, loan balance	7	[4]
Individually evaluated for impairment, allowance for credit losses	2	[4]
Collectively evaluated for impairment, loan balance	8,034	[4]	7,758	[5]	10,037	[6]
Collectively evaluated for impairment, allowance for credit losses	40	[4]	34	[5]	14	[6]
Unallocated
Financing Receivable, Allowance for Credit Losses [Line Items]
Beginning balance	26		62		116
Provision	90		(36)		(54)
Ending balance	116		26		62
Allowance for loans losses	101		21		49
Allowance for unfunded commitments	15		5		13
Collectively evaluated for impairment, allowance for credit losses	$ 101		$ 21		$ 49

[1]	Includes $3,946 million of domestic overdrafts and $4,657 million of margin loans at Dec. 31, 2009.
[2]	Includes $4,835 million of overdrafts and $3,977 million of margin loans at Dec. 31, 2008.
[3]	Includes $4,524 million of domestic overdrafts and $6,810 million of margin loans at Dec. 31, 2010.
[4]	Includes $1,525 million of other foreign loans (primarily overdrafts) at Dec. 31, 2010.
[5]	Includes $2,109 million of other foreign loans (primarily overdrafts) at Dec. 31, 2009.
[6]	Includes $2,121 million of other foreign loans (primarily overdrafts) at Dec. 31, 2008.

Allowance for Credit Losses Activity (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2010 Domestic	Dec. 31, 2009 Domestic	Dec. 31, 2010 Domestic Overdrafts	Dec. 31, 2009 Domestic Overdrafts	Dec. 31, 2010 Domestic Other loans	Dec. 31, 2009 Domestic Other loans	Dec. 31, 2010 Domestic Margin Loans	Dec. 31, 2009 Domestic Margin Loans	Dec. 31, 2010 Foreign	Dec. 31, 2009 Foreign	Dec. 31, 2010 Foreign Other loans	Dec. 31, 2009 Foreign Other loans	Dec. 31, 2008 Foreign Other loans	Dec. 31, 2010 Overdrafts	Dec. 31, 2009 Overdrafts	Dec. 31, 2008 Overdrafts	Dec. 31, 2008 Margin Loans
Financing Receivable, Allowance for Credit Losses [Line Items]
Loans	$ 37,808	$ 36,689	$ 29,767	$ 28,931	$ 4,524	$ 3,946	$ 771	$ 407	$ 6,810	$ 4,657	$ 8,041	$ 7,758	$ 1,525	$ 2,109	$ 2,121	$ 6,049	$ 6,055	$ 4,835	$ 3,977

Nonperforming Assets and Impaired Loans (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Financing Receivable, Impaired [Line Items]
Nonperforming loans	$ 393		$ 546
Other assets owned	6		4
Total nonperforming assets	399	[1]	550
Domestic
Financing Receivable, Impaired [Line Items]
Nonperforming loans	386		546
Domestic | Financial Institutions
Financing Receivable, Impaired [Line Items]
Nonperforming loans	5		172
Domestic | Commercial
Financing Receivable, Impaired [Line Items]
Nonperforming loans	34		65
Domestic | Wealth Management Loans And Mortgages
Financing Receivable, Impaired [Line Items]
Nonperforming loans	59		58
Domestic | Commercial Real Estate
Financing Receivable, Impaired [Line Items]
Nonperforming loans	44		61
Domestic | Other Residential Mortgages
Financing Receivable, Impaired [Line Items]
Nonperforming loans	244		190
Foreign
Financing Receivable, Impaired [Line Items]
Nonperforming loans	$ 7

[1]	The adoption of ASC 810 resulted in BNY Mellon consolidating loans of consolidated asset management funds of $13.8 billion at Dec. 31, 2010, into trading assets. These loans are not part of BNY Mellon's loan portfolio. Included in these loans are $218 million of nonperforming loans. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

Nonperforming Assets and Impaired Loans (Parenthetical) (Detail) (Asset Management Funds, USD $) In Millions	Dec. 31, 2010
Financing Receivable, Impaired [Line Items]
Trading assets	$ 14,121
Loans
Financing Receivable, Impaired [Line Items]
Trading assets	13,800
Nonperforming Loans
Financing Receivable, Impaired [Line Items]
Trading assets	$ 218

Lost Interest (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Financing Receivable, Impaired [Line Items]
Amount by which interest income recognized on nonperforming loans exceeded reversals	$ 2		$ 2
Amount by which interest income would have increased if nonperforming loans had been performing	$ 20	[1]	$ 19	[1]	$ 12	[1]

[1]	Lost interest excludes discontinued operations for 2010 and 2009. Lost interest includes discontinued operations of $5 million in 2008.

Lost Interest (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Financing Receivable, Impaired [Line Items]
Lost interest	$ 20	[1]	$ 19	[1]	$ 12	[1]
Segment, Discontinued Operations
Financing Receivable, Impaired [Line Items]
Lost interest					$ 5

[1]	Lost interest excludes discontinued operations for 2010 and 2009. Lost interest includes discontinued operations of $5 million in 2008.

Information about our Impaired Loans (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Financing Receivable, Impaired [Line Items]
Recorded investment	$ 140	[1]	$ 345	[1]	$ 186	[1],[2]
Unpaid principal balance	165	[1]
Related allowance	26	[1],[3]	51	[3]	51	[3]
Average recorded investment	174	[1]	216		178
Interest income recognized	2	[1]	2
Financial Institutions | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	4		171		41
Unpaid principal balance	10
Average recorded investment	35
Commercial | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	30	[1]	30	[1]	14	[1]
Unpaid principal balance	30	[1]
Related allowance	10	[1],[3]
Average recorded investment	30	[1]
Interest income recognized	1	[1]
Wealth Management Loans And Mortgages | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	52		53		6
Unpaid principal balance	52
Related allowance	5	[3]
Average recorded investment	53
Interest income recognized	1
Commercial Real Estate | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	25		49		104
Unpaid principal balance	39
Related allowance	9	[3]
Average recorded investment	34
Foreign | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	7
Unpaid principal balance	7
Related allowance	2	[3]
Average recorded investment	2
Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	118		303		165
Unpaid principal balance	138
Related allowance	26	[3]
Average recorded investment	154
Interest income recognized	2
Commercial | Impaired Loans Without An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	2	[3]	33	[3]
Unpaid principal balance	6	[3]
Average recorded investment	6	[3]
Wealth Management Loans And Mortgages | Impaired Loans Without An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	1	[3]
Unpaid principal balance	2	[3]
Average recorded investment	3	[3]
Commercial Real Estate | Impaired Loans Without An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	19	[3]	9	[3]	21	[3]
Unpaid principal balance	19	[3]
Average recorded investment	11	[3]
Impaired Loans Without An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	22	[3],[4]	42	[3],[4]	21	[3],[4]
Unpaid principal balance	27	[3],[4]
Average recorded investment	$ 20	[3],[4]

[1]	Excludes an aggregate of $3 million of impaired commercial loans in amounts individually less than $1 million at Dec. 31, 2010. The allowance for loan loss associated with these loans totaled less than $1 million at Dec. 31, 2010.
[2]	Total impaired loans include discontinued operations of $93 million at Dec. 31, 2008.
[3]	The allowance for impaired loans is included in the allowance for loan losses.
[4]	When the discounted cash flows, collateral value or market price equals or exceeds the carrying value of the loan, then the loan does not require an allowance under the accounting standard related to impaired loans.

Information about our Impaired Loans (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Financing Receivable, Impaired [Line Items]
Recorded investment	$ 140	[1]	$ 345	[1]	$ 186	[1],[2]
Related allowance	26	[1],[3]	51	[3]	51	[3]
Segment, Discontinued Operations
Financing Receivable, Impaired [Line Items]
Recorded investment					93
Commercial | Impaired Loans With An Allowance | Upper Limit | Loans Individually Less than 1 Million
Financing Receivable, Impaired [Line Items]
Recorded investment	1
Commercial | Impaired Loans With An Allowance | Loans Individually Less than 1 Million
Financing Receivable, Impaired [Line Items]
Recorded investment	3
Related allowance	1
Commercial | Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	30	[1]	30	[1]	14	[1]
Related allowance	10	[1],[3]
Impaired Loans With An Allowance
Financing Receivable, Impaired [Line Items]
Recorded investment	118		303		165
Related allowance	$ 26	[3]

[1]	Excludes an aggregate of $3 million of impaired commercial loans in amounts individually less than $1 million at Dec. 31, 2010. The allowance for loan loss associated with these loans totaled less than $1 million at Dec. 31, 2010.
[2]	Total impaired loans include discontinued operations of $93 million at Dec. 31, 2008.
[3]	The allowance for impaired loans is included in the allowance for loan losses.

Information about our Past Due Loans (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	$ 296
60-89 Days past due	21
>90 Days past due	33		431
Total past due	350
Domestic
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	296
60-89 Days past due	21
>90 Days past due	33		431
Total past due	350
Domestic | Financial Institutions
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	10
60-89 Days past due	1
>90 Days past due			312
Total past due	11
Domestic | Commercial
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	10
60-89 Days past due	1
>90 Days past due	1		26
Total past due	12
Domestic | Wealth Management Loans And Mortgages
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	62	[1]
60-89 Days past due	4
>90 Days past due	6
Total past due	72
Domestic | Commercial Real Estate
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	174	[1]
>90 Days past due	11
Total past due	185
Domestic | Other Residential Mortgages
Financing Receivable, Recorded Investment, Past Due [Line Items]
30-59 Days Past due	40
60-89 Days past due	15
>90 Days past due	15		93
Total past due	$ 70

[1]	At Jan. 31, 2011, $136 million of commercial real estate loans and $26 million of wealth management loans and mortgages were no longer past due.

Information about our Past Due Loans (Parenthetical) (Detail) (Domestic, USD $) In Millions	Dec. 31, 2010
Wealth Management Loans And Mortgages
Financing Receivable, Recorded Investment, Past Due [Line Items]
Loans no longer past due as at Jan. 31, 2011	$ 26
Commercial Real Estate
Financing Receivable, Recorded Investment, Past Due [Line Items]
Loans no longer past due as at Jan. 31, 2011	$ 136

Credit Quality Indicators - Commercial Portfolio Credit Risk Profile by Creditworthiness Category (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Financing Receivable, Recorded Investment [Line Items]
Loans	$ 37,808	$ 36,689
Commercial
Financing Receivable, Recorded Investment [Line Items]
Loans	1,595	2,958
Commercial | Investment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	964	1,267
Commercial | Noninvestment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	631	1,691
Commercial Real Estate
Financing Receivable, Recorded Investment [Line Items]
Loans	1,592	2,044
Commercial Real Estate | Investment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	1,072	1,038
Commercial Real Estate | Noninvestment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	520	1,006
Financial Institutions
Financing Receivable, Recorded Investment [Line Items]
Loans	9,256	8,656
Financial Institutions | Investment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	7,894	6,571
Financial Institutions | Noninvestment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	$ 1,362	$ 2,085

Credit Quality Indicators - Wealth Management Loans and Mortgages - Credit Risk Profile by Internally Assigned Grade (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Financing Receivable, Recorded Investment [Line Items]
Loans	$ 37,808	$ 36,689
Wealth Management Loans Portfolio Segment | Investment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	2,995	2,883
Wealth Management Loans Portfolio Segment | Noninvestment grade
Financing Receivable, Recorded Investment [Line Items]
Loans	170	148
Wealth Management Mortgages Portfolio Segment
Financing Receivable, Recorded Investment [Line Items]
Loans	3,341	3,131
Wealth Management Loans And Mortgages
Financing Receivable, Recorded Investment [Line Items]
Loans	$ 6,506	$ 6,162

Goodwill and intangible assets - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Goodwill and Intangible Assets Disclosure [Line Items]
Goodwill impairment testing, discount rates range, lower limit	12.00%
Goodwill impairment testing, discount rates range, upper limit	15.50%
Average excess return over risk-free rates used in determining the discount rates for goodwill impairment testing	6.00%
Percentage by which fair values of reporting businesses are greater than their respective carrying amounts	10.00%
Other intangible asset	$ 3,000,000,000
Amortization of intangible assets	421,000,000	426,000,000	473,000,000
Impairment losses of intangible assets	$ 0	$ 0

Goodwill by Business Segment (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Goodwill [Line Items]
Beginning Balance	$ 16,249		$ 15,898
Acquisitions	1,798		202
Foreign exchange translation	(75)		240
Transferred to discontinued operations			(128)
Other	70	[1]	37	[1]
Ending Balance	18,042		16,249
Asset Management
Goodwill [Line Items]
Beginning Balance	7,609		7,218
Acquisitions			202
Foreign exchange translation	(44)		174
Other	86	[1]	15	[1]
Ending Balance	7,651		7,609
Wealth Management
Goodwill [Line Items]
Beginning Balance	1,703		1,694
Acquisitions	8
Other	(3)	[1]	9	[1]
Ending Balance	1,708		1,703
Asset Servicing
Goodwill [Line Items]
Beginning Balance	3,397		3,360
Acquisitions	1,389
Foreign exchange translation	(31)		37
Other	(7)	[1]
Ending Balance	4,748		3,397
Issuer Services
Goodwill [Line Items]
Beginning Balance	2,488		2,463
Acquisitions	13
Foreign exchange translation	7		14
Other			11	[1]
Ending Balance	2,508		2,488
Clearing Services
Goodwill [Line Items]
Beginning Balance	918		902
Acquisitions	388
Foreign exchange translation	(6)		15
Other			1	[1]
Ending Balance	1,300		918
Treasury Services
Goodwill [Line Items]
Beginning Balance	127		123
Other			4	[1]
Ending Balance	127		127
Other Operating Segment
Goodwill [Line Items]
Beginning Balance	7		138
Foreign exchange translation	(1)
Transferred to discontinued operations			(128)	[2]
Other	(6)	[1]	(3)	[1]
Ending Balance			$ 7

[1]	Other changes in goodwill include purchase price adjustments and certain other reclassifications.
[2]	Includes a $50 million goodwill impairment recorded in 2009. No goodwill impairment was recorded in 2010.

Goodwill by Business Segment (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
Dec. 31, 2009
Goodwill [Line Items]
Goodwill impairment	$ 50

Intangible Assets by Business Segment (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	$ 5,588		$ 5,856
Acquisitions	545		122
Amortization	(421)		(426)		(473)
Foreign exchange translation	(9)		48
Transferred to discontinued operations			(4)
Other	(7)	[1]	(8)	[1]
Ending Balance	5,696		5,588		5,856
Asset Management
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	2,530		2,595
Acquisitions	5		111
Amortization	(201)		(219)
Foreign exchange translation	(9)		44
Other	(2)	[1]	(1)	[1]
Ending Balance	2,323		2,530
Wealth Management
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	295		340
Acquisitions	10
Amortization	(36)		(45)
Ending Balance	269		295
Asset Servicing
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	281		302
Acquisitions	470
Amortization	(47)		(28)
Foreign exchange translation	(2)		1
Other	(5)	[1]	6	[1]
Ending Balance	697		281
Issuer Services
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	753		834
Acquisitions	13		11
Amortization	(83)		(81)
Foreign exchange translation	3		2
Other			(13)	[1]
Ending Balance	686		753
Clearing Services
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	674		699
Acquisitions	47
Amortization	(29)		(27)
Foreign exchange translation	(1)		2
Ending Balance	691		674
Treasury Services
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	203		229
Amortization	(23)		(25)
Foreign exchange translation			(1)
Ending Balance	180		203
Other Operating Segment
Finite-Lived Intangible Assets [Line Items]
Beginning Balance	852		857
Amortization	(2)		(1)
Transferred to discontinued operations			(4)
Ending Balance	$ 850		$ 852

[1]	Other changes in intangible assets include purchase price adjustments and certain other reclassifications.

Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Intangible Assets by Major Class [Line Items]
Gross carrying amount	$ 7,501		$ 6,944
Accumulated amortization	(1,805)		(1,356)
Net carrying amount	5,696		5,588		5,856
Finite-lived Intangible Assets
Intangible Assets by Major Class [Line Items]
Gross carrying amount	4,802		4,246
Accumulated amortization	(1,805)		(1,356)
Net carrying amount	2,997		2,890
Remaining weighted average amortization period (in years)	14,000,000
Finite-lived Intangible Assets | Customer Relationships - Asset and Wealth Management
Intangible Assets by Major Class [Line Items]
Gross carrying amount	2,102		2,060
Accumulated amortization	(983)		(724)
Net carrying amount	1,119		1,336
Remaining weighted average amortization period (in years)	12,000,000
Finite-lived Intangible Assets | Customer Contracts-Institutional Services
Intangible Assets by Major Class [Line Items]
Gross carrying amount	2,566		2,039
Accumulated amortization	(736)		(561)
Net carrying amount	1,830		1,478
Remaining weighted average amortization period (in years)	15,000,000
Finite-lived Intangible Assets | Deposit premiums
Intangible Assets by Major Class [Line Items]
Gross carrying amount	49		49
Accumulated amortization	(45)		(41)
Net carrying amount	4		8
Remaining weighted average amortization period (in years)	3,000,000
Finite-lived Intangible Assets | Other Intangible Assets
Intangible Assets by Major Class [Line Items]
Gross carrying amount	85		98
Accumulated amortization	(41)		(30)
Net carrying amount	44		68
Remaining weighted average amortization period (in years)	6,000,000
Indefinite-lived Intangible Assets
Intangible Assets by Major Class [Line Items]
Gross carrying amount	2,699	[1]	2,698	[1]
Net carrying amount	2,699	[1]	2,698	[1]
Indefinite-lived Intangible Assets | Customer Relationships - Asset and Wealth Management
Intangible Assets by Major Class [Line Items]
Gross carrying amount	1,314	[1]	1,320	[1]
Net carrying amount	1,314	[1]	1,320	[1]
Indefinite-lived Intangible Assets | Other Intangible Assets
Intangible Assets by Major Class [Line Items]
Gross carrying amount	10	[1]	10	[1]
Net carrying amount	10	[1]	10	[1]
Indefinite-lived Intangible Assets | Trade Name
Intangible Assets by Major Class [Line Items]
Gross carrying amount	1,375	[1]	1,368	[1]
Net carrying amount	$ 1,375	[1]	$ 1,368	[1]

[1]	Intangible assets not subject to amortization have an indefinite life.

Estimated Annual Amortization Expense (Detail) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Expected Amortization Expense [Line Items]
2011	$ 428
2012	398
2013	348
2014	310
2015	$ 278

Other Assets (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Corporate/bank owned life insurance	$ 4,071		$ 3,900
Accounts receivable	3,506		3,528
Income taxes receivable	2,826		1,867
Equity in joint ventures and other investments	2,818	[1]	2,816	[1]
Fails to deliver	1,428		911
Software	896		595
Prepaid expenses	834		1,089
Prepaid pension assets	732		714
Fair value of hedging derivatives	709		408
Due from customers on acceptances	424		502
Other	546		407
Total other assets	$ 18,790		$ 16,737

[1]	Includes Federal Reserve Bank stock of $400 million and $397 million, respectively, at cost.

Other Assets (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Federal Reserve Bank stock	$ 400	$ 397

Seed Capital And Private Equity Investments Valued Using NAV (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010	Dec. 31, 2010 Hedge Funds		Dec. 31, 2010 Other Funds		Dec. 31, 2010 Private Equity Funds
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Fair value	$ 240	$ 23	[1]	$ 74	[2]	$ 143	[3]
Unfunded commitments	$ 27					$ 27	[3]
Redemption frequency		Monthly-quarterly	[1]	Monthly-yearly	[2]
Redemption notice period, lower limit	90	3	[1]
Redemption notice period, upper limit		45	[1]

[1]	Hedge funds include multi-strategy funds that utilize a variety of investment strategies and equity long-short hedge funds that include various funds that invest over both long-term and short-term investment horizons.
[2]	Other funds primarily include market neutral, leveraged loans, real estate and structured credit funds.
[3]	Private equity funds primarily include numerous venture capital funds that invest in various sectors of the economy. Private equity funds do not have redemption rights. Distributions from such funds will be received as the underlying investments in the funds are liquidated.

Deposits - Additional Information (Detail) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Deposits From Banking Clients [Line Items]
Aggregate amount of time deposits	$ 35,300,000,000	$ 34,000,000,000
Time deposits mature in 2011	35,400,000,000
Time deposits mature in 2012	15,000,000
Time deposits mature in 2013	2,000,000
Time deposits mature in 2014	19,000,000
Time deposits mature in 2015	3,000,000
Time deposits mature in 2016 and thereafter	$ 4,000,000

Net Interest Revenue (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Interest revenue
Non-margin loans	$ 738	$ 874	$ 1,027
Margin loans	88	69	183
Securities:
Taxable	1,944	1,718	2,210
Exempt from federal income taxes	25	30	35
Total securities	1,969	1,748	2,245
Other short-term investments-U.S. government-backed commercial paper		9	71
Deposits in banks	554	683	1,753
Deposits with the Federal Reserve and other central banks	49	43	27
Federal funds sold and securities purchased under resale agreements	64	31	149
Trading assets	71	50	69
Total interest revenue	3,533	3,507	5,524
Interest expense
Deposits in domestic offices	46	54	328
Deposits in foreign offices	148	117	1,437
Borrowings from Federal Reserve related to ABCP		7	53
Federal funds purchased and securities sold under repurchase agreements	43		46
Trading liabilities	21	11	4
Other borrowed funds	44	31	86
Customer payables	6	6	69
Long-term debt	300	366	642
Total interest expense	608	592	2,665
Net interest revenue	$ 2,925	$ 2,915	$ 2,859

Other Noninterest Expense (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Component of Other Expense, Nonoperating [Line Items]
Clearing	$ 127		$ 117		$ 80
Communications	140		115		127
Support agreement charges	(7)		(15)		894
Other	800	[1]	737	[1]	801	[1]
Total other	$ 1,060		$ 954		$ 1,902

[1]	Includes a $164 million special litigation reserve recorded in 2010 and $61 million of FDIC special assessment recorded in 2009.

Other Noninterest Expense (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Component of Other Expense, Nonoperating [Line Items]
Special litigation reserve	$ 164
FDIC special assessment		$ 61

Other noninterest expense - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Component of Other Expense, Nonoperating [Line Items]
Support agreement charges	$ (7)	$ (15)	$ 894
Percentage value of Lehman securities	23.00%	19.50%

Restructuring Charge - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended					3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Global Location Strategy 2009	Dec. 31, 2009 Global Location Strategy 2009	Dec. 31, 2008 Workforce Reduction Program 2008	Dec. 31, 2010 Workforce Reduction Program 2008	Dec. 31, 2009 Workforce Reduction Program 2008	Dec. 31, 2008 Workforce Reduction Program 2008
Restructuring and Related Cost [Line Items]
Expected reduction in workforce due to restructuring, number of positions				3,000
Estimated reduction in workforce due to restructuring, number of positions						1,800
Restructuring charge, pre-tax	$ 28	$ 150	$ 181	$ 35	$ 139	$ 181	$ (7)	$ 11	$ 181
Severance costs				29	102
Additional charges/(recovery)				35			(7)	11
Asset write-offs, and expense related to the closing of offices				$ 6	$ 37

Activity in Restructuring Reserve (Detail) (USD $) In Millions	12 Months Ended				12 Months Ended
	Dec. 31, 2010 Global Location Strategy 2009	Dec. 31, 2009 Global Location Strategy 2009	Dec. 31, 2010 Global Location Strategy 2009 Severance	Dec. 31, 2008 Global Location Strategy 2009 Severance	Dec. 31, 2010 Global Location Strategy 2009 Asset Write-offs/Other	Dec. 31, 2009 Global Location Strategy 2009 Asset Write-offs/Other	Dec. 31, 2010 Workforce Reduction Program 2008	Dec. 31, 2009 Workforce Reduction Program 2008	Dec. 31, 2010 Workforce Reduction Program 2008 Severance	Dec. 31, 2009 Workforce Reduction Program 2008 Severance	Dec. 31, 2009 Workforce Reduction Program 2008 Stock-Based Incentive Acceleration	Dec. 31, 2009 Workforce Reduction Program 2008 Other Compensation Costs	Dec. 31, 2009 Workforce Reduction Program 2008 Other Non-personnel Expenses
Beginning Balance	$ 116	$ 139	$ 102	$ 102	$ 14	$ 37	$ 65	$ 181	$ 65	$ 166	$ 9	$ 5	$ 1
Additional charges/(recovery)	35		29		6		(7)	11	(7)	4	(2)	(1)	10
Utilization	(51)	(23)	(50)		(1)	(23)	(42)	(127)	(42)	(105)	(7)	(4)	(11)
Ending Balance	$ 100	$ 116	$ 81	$ 102	$ 19	$ 14	$ 16	$ 65	$ 16	$ 65

Restructuring Charges by Business Segment (Detail) (USD $) In Millions	12 Months Ended																																						3 Months Ended	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2010 Asset Management Global Location Strategy 2009	Dec. 31, 2009 Asset Management Global Location Strategy 2009	Dec. 31, 2010 Wealth Management Global Location Strategy 2009	Dec. 31, 2009 Wealth Management Global Location Strategy 2009	Dec. 31, 2010 Asset Servicing Global Location Strategy 2009	Dec. 31, 2009 Asset Servicing Global Location Strategy 2009	Dec. 31, 2010 Issuer Services Global Location Strategy 2009	Dec. 31, 2009 Issuer Services Global Location Strategy 2009	Dec. 31, 2010 Clearing Services Global Location Strategy 2009	Dec. 31, 2009 Clearing Services Global Location Strategy 2009	Dec. 31, 2010 Treasury Services Global Location Strategy 2009	Dec. 31, 2009 Treasury Services Global Location Strategy 2009	Dec. 31, 2010 Other Operating Segment Global Location Strategy 2009	Dec. 31, 2009 Other Operating Segment Global Location Strategy 2009	Dec. 31, 2010 Global Location Strategy 2009	Dec. 31, 2009 Global Location Strategy 2009	Dec. 31, 2010 Asset Management Workforce Reduction Program 2008	Dec. 31, 2009 Asset Management Workforce Reduction Program 2008	Dec. 31, 2008 Asset Management Workforce Reduction Program 2008	Dec. 31, 2010 Wealth Management Workforce Reduction Program 2008	Dec. 31, 2008 Wealth Management Workforce Reduction Program 2008	Dec. 31, 2010 Asset Servicing Workforce Reduction Program 2008	Dec. 31, 2009 Asset Servicing Workforce Reduction Program 2008	Dec. 31, 2008 Asset Servicing Workforce Reduction Program 2008	Dec. 31, 2010 Issuer Services Workforce Reduction Program 2008	Dec. 31, 2009 Issuer Services Workforce Reduction Program 2008	Dec. 31, 2008 Issuer Services Workforce Reduction Program 2008	Dec. 31, 2010 Clearing Services Workforce Reduction Program 2008	Dec. 31, 2008 Clearing Services Workforce Reduction Program 2008	Dec. 31, 2010 Treasury Services Workforce Reduction Program 2008	Dec. 31, 2009 Treasury Services Workforce Reduction Program 2008	Dec. 31, 2008 Treasury Services Workforce Reduction Program 2008	Dec. 31, 2010 Other Operating Segment Workforce Reduction Program 2008	Dec. 31, 2009 Other Operating Segment Workforce Reduction Program 2008	Dec. 31, 2008 Other Operating Segment Workforce Reduction Program 2008	Dec. 31, 2008 Workforce Reduction Program 2008	Dec. 31, 2010 Workforce Reduction Program 2008	Dec. 31, 2009 Workforce Reduction Program 2008	Dec. 31, 2008 Workforce Reduction Program 2008
Restructuring Reserve [Line Items]
Restructuring charges	$ 28	$ 150	$ 181	$ 13	$ 32	$ 2	$ 8	$ 14	$ 34		$ 18		$ 8	$ 12	$ 8	$ (6)	$ 31	$ 35	$ 139	$ (5)	$ 9	$ 64		$ 13		$ (4)	$ 34	$ (2)	$ (2)	$ 15		$ 6		$ 4	$ 6		$ 4	$ 43	$ 181	$ (7)	$ 11	$ 181
Total charges since inception				$ 45		$ 10		$ 48		$ 18		$ 8		$ 20		$ 25		$ 174		$ 68			$ 13		$ 30			$ 11			$ 6		$ 10			$ 47				$ 185

Provision (Benefit) for Income Taxes from Continuing Operations (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Current taxes:
Federal	$ (670)	$ 289	$ 840
Foreign	408	185	488
State and local	110	101	420
Total current tax expense	(152)	575	1,748
Deferred taxes:
Federal	1,278	(1,676)	(860)
Foreign	(75)		(1)
State and local	(4)	(294)	(396)
Total deferred tax expense (benefit)	1,199	(1,970)	(1,257)
Provision (benefit) for income taxes	$ 1,047	$ (1,395)	$ 491

Components of Income (Loss) before Taxes (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Schedule of Components of Income Before Income Tax Expense (Benefit) [Line Items]
Domestic	$ 2,363		$ (3,022)		$ 217
Foreign	1,331		814		1,729
Income (loss) from continuing operations before income taxes	$ 3,694	[1]	$ (2,208)	[1]	$ 1,946

[1]	Presented on a continuing operations basis.

Components of Net Deferred Tax Liability Included in Accrued Taxes and Other Expenses (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Schedule of Deferred Income Tax Assets and Liabilities [Line Items]
Depreciation and amortization	$ 2,366	$ 2,725
Lease financings	1,093	1,197
Pension obligation	190	277
Securities valuation	(102)	(2,112)
Reserves not deducted for tax	(523)	(736)
Credit losses on loans	(409)	(368)
Net operating loss carryover	(112)	(163)
Other assets	(202)	(838)
Other liabilities	341	738
Tax credit carryforward	(45)
Net deferred tax liability	$ 2,597	$ 720

Income taxes - Additional information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Taxes [Line Items]
Net operating loss carryfowards for state and local income tax purposes	$ 1,800,000,000
Federal alternative minimum tax credit carryforwards	45,000,000
Earnings attributable to foreign subsidiaries that have been permanently reinvested abroad	2,700,000,000
Tax reserves	289,000,000	335,000,000	189,000,000	977,000,000
Impact on tax expense if tax reserves were unnecessary	232,000,000
Accrued interest, related to income taxes in the balance sheet	52,000,000
Additional tax expense related to interest	$ 9,000,000	$ 89,000,000

Reconciliation of Statutory Federal Income Tax Rate to Effective Income Tax Rate (Detail)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Reconciliation of Statutory Federal Tax Rate [Line Items]
Federal rate	35.00%	35.00%	35.00%
State and local income taxes, net of federal income tax benefit	2.40%	4.50%	4.00%
Credit for low-income housing investments	(1.80%)	2.60%	(2.70%)
Tax-exempt income	(2.30%)	2.90%	(3.40%)
Foreign operations	(5.20%)	3.50%	(13.00%)
Tax settlements		4.00%	6.80%
Tax loss on mortgages		10.80%
Other - net	0.20%	(0.10%)	(1.50%)
Effective rate	28.30%	63.20%	25.20%

Unrecognized Tax Positions (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Significant Change in Unrecognized Tax Benefits is Reasonably Possible [Line Items]
Beginning Balance	$ 335	$ 189	$ 977
Unrecognized tax benefits acquired			(2)
Prior period tax positions:
Increases	97	225	832
Decreases	(60)	(30)	(155)
Current period tax positions	41	10	75
Settlements	(119)	(58)	(1,538)
Statute expiration	(5)	(1)
Ending Balance	$ 289	$ 335	$ 189

Extraordinary (loss) - Consolidation of Commercial Paper Conduits - Additional Information (Detail) (USD $) In Millions, except Per Share data	12 Months Ended
Dec. 31, 2008
Extraordinary Item [Line Items]
Extraordinary (loss) on consolidation of commercial paper conduits, net of tax	$ (26)
Extraordinary (loss), net of tax	$ (0.02) [1]
Old Slip Notes
Extraordinary Item [Line Items]
Extraordinary (loss) on consolidation of commercial paper conduits, net of tax	$ (26)
Extraordinary (loss), net of tax	$ (0.02)

[1]	Basic and diluted earnings per share under the two-class method were calculated after deducting earnings allocated to participating securities of $23 million in 2010, $- million in 2009 and $10 million in 2008.

Long-term Debt (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2010 Senior Debt Fixed Rate	Dec. 31, 2009 Senior Debt Fixed Rate	Dec. 31, 2010 Senior Debt Floating Rate	Dec. 31, 2009 Senior Debt Floating Rate	Dec. 31, 2010 Subordinated Debt		Dec. 31, 2009 Subordinated Debt		Dec. 31, 2010 Junior Subordinated Debentures		Dec. 31, 2009 Junior Subordinated Debentures
Debt Instrument [Line Items]
Rate - Minimum rate					2.50%	3.10%	0.10%	0.05%	4.40%	[1]	4.40%	[1]	5.95%	[1]	5.95%	[1]
Rate - Maximum rate					6.92%	6.92%	0.57%	0.69%	7.50%	[1]	7.40%	[1]	7.78%	[1]	7.78%	[1]
Maturity - Minimum Date					2011		2012		2011	[1]			2026	[1]
Maturity - Maximum Date					2020		2038		2033	[1]			2043	[1]
Senior debt					$ 9,354	$ 7,949	$ 1,475	$ 2,869
Subordinated debt	4,037	[1]	4,795	[1]
Junior subordinated debentures	1,651	[1]	1,621	[1]
Long-term debt	$ 16,517		$ 17,234

[1]	Fixed rate.

Long-term Debt - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Debt Instrument [Line Items]
Notes and debentures that mature in 2011	$ 1,300,000,000
Notes and debentures that mature in 2012	3,450,000,000
Notes and debentures that mature in 2013	1,610,000,000
Notes and debentures that mature in 2014	2,270,000,000
Notes and debentures that mature in 2015	1,430,000,000
Subordinated debt	4,037,000,000 [1]	4,795,000,000	[1]
Description of assets for Mellon Capital IV	The assets for Mellon Capital IV are currently (i) our remarketable 6.044% junior subordinated notes due 2043, and (ii) interests in stock purchase contracts between Mellon Capital IV and us. On the "stock purchase date," as defined in the prospectus supplement for the Trust Preferred Securities of Mellon Capital IV, the sole assets of the trust will be shares of a series of our non-cumulative perpetual preferred stock.
Subordinated Debt Redeemable At Our Option
Debt Instrument [Line Items]
Subordinated debt	845,000,000
Subordinated Debt Redeemable in 2011
Debt Instrument [Line Items]
Subordinated debt	592,000,000
Subordinated Debt Redeemable in 2012
Debt Instrument [Line Items]
Subordinated debt	144,000,000
Subordinated Debt Redeemable after 2012
Debt Instrument [Line Items]
Subordinated debt	$ 109,000,000

[1]	Fixed rate.

Summary of Trust Preferred Securities Issued by Trusts (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2010 BNY Institutional Capital Trust A		Dec. 31, 2010 BNY Capital IV		Dec. 31, 2010 BNY Capital V		Dec. 31, 2010 MEL Capital III		Dec. 31, 2010 MEL Capital IV
Debt Instrument [Line Items]
Amount	$ 1,661		$ 300		$ 200		$ 350		$ 311	[1]	$ 500
Assets of trust	$ 1,676	[2]	$ 309	[2]	$ 206	[2]	$ 361	[2]	$ 300	[1],[2]	$ 500	[2]
Interest rate			7.78%		6.88%		5.95%		6.37%	[1]	6.24%
Call price			102.33%	[3]
Due date			2026		2028		2033		2036	[1]
Call date			2006		2004		2008		2016	[1]	2012

[1]	Amount was translated from Sterling into U.S. dollars on a basis of U.S. $1.55 to £1, the rate of exchange on Dec. 31, 2010.
[2]	Junior subordinated debentures and interest in stock purchase contracts for Mellon Capital IV.
[3]	Call price decreases ratably to par in the year 2016.

Summary of Trust Preferred Securities Issued by Trusts (Parenthetical) (Detail)	Dec. 31, 2010
Debt Instrument [Line Items]
Translated from Sterling into U.S. dollars on a basis of U.S. to Pound Sterling, rate of exchange	1.55

Incremental Assets and Liabilities of VIEs Included in Consolidated Financial Statements (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Variable Interest Entity [Line Items]
Other assets	$ 18,790	$ 16,737
Total assets	247,259	212,224
Total liabilities	214,102	183,221
Variable Interest Entity, Primary Beneficiary
Variable Interest Entity [Line Items]
Available for sale	483
Trading assets	14,121
Other assets	645
Total assets	15,249
Trading liabilities	13,561
Other liabilities	388
Total liabilities	13,949
Non-redeemable noncontrolling interests	699
Variable Interest Entity, Primary Beneficiary | Asset Management Funds
Variable Interest Entity [Line Items]
Trading assets	14,121
Other assets	645
Total assets	14,766
Trading liabilities	13,561
Other liabilities	2
Total liabilities	13,563
Non-redeemable noncontrolling interests	699
Variable Interest Entity, Primary Beneficiary | Securitizations
Variable Interest Entity [Line Items]
Available for sale	483
Total assets	483
Other liabilities	386
Total liabilities	$ 386

Non-consolidated VIEs (Detail) (Variable Interest Entity, Not Primary Beneficiary, USD $) In Millions	Dec. 31, 2010
Variable Interest Entity [Line Items]
Assets	$ 58
Liabilities
Maximum loss exposure	58
Trading
Variable Interest Entity [Line Items]
Assets	24
Liabilities
Maximum loss exposure	24
Other Assets and Liabilities, Net
Variable Interest Entity [Line Items]
Assets	34
Liabilities
Maximum loss exposure	$ 34

Financial Statement Items Related to Non-Consolidated VIEs Provided Credit Support Agreements (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Variable Interest Entity, Not Primary Beneficiary
Variable Interest Entity [Line Items]
Assets	$ 58
Liabilities
Maximum loss exposure	58
Variable Interest Entity, Not Primary Beneficiary | Credit Supported | Other Assets and Liabilities, Net
Variable Interest Entity [Line Items]
Assets
Liabilities		14
Maximum loss exposure	13	40
Variable Interest Entity, Not Primary Beneficiary | Other Assets and Liabilities, Net
Variable Interest Entity [Line Items]
Assets	34
Liabilities
Maximum loss exposure	34
Credit Supported
Variable Interest Entity [Line Items]
Liabilities	$ 126

Consolidated Credit Supported VIEs (Detail) (Credit Supported, USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Variable Interest Entity [Line Items]
Liabilities	$ 126
Variable Interest Entity, Primary Beneficiary
Variable Interest Entity [Line Items]
Assets	53	47
Liabilities	126	190
Maximum loss exposure	104	93
Variable Interest Entity, Primary Beneficiary | Available-for-sale
Variable Interest Entity [Line Items]
Assets	53	47
Maximum loss exposure	53	47
Variable Interest Entity, Primary Beneficiary | Other Assets and Liabilities, Net
Variable Interest Entity [Line Items]
Liabilities	126	190
Maximum loss exposure	$ 51	$ 46

Securitizations and variable interest entities - Additional Information (Detail) (Credit Supported, USD $) In Millions	Dec. 31, 2010
Variable Interest [Line Items]
Liabilities related to VIEs for which credit support agreements were provided	$ 126

Shareholders' equity - Additional Information (Detail) (USD $)	1 Months Ended	12 Months Ended					12 Months Ended			12 Months Ended
	Sep. 30, 2010	Dec. 31, 2009	Dec. 31, 2010		Jun. 30, 2010	Dec. 18, 2007	Dec. 31, 2009 Troubled Asset Relief Program	Dec. 31, 2008 Troubled Asset Relief Program	Dec. 31, 2010 Tier I	Dec. 31, 2009 Series B Preferred Stock
Class of Stock [Line Items]
Common stock, authorized		3,500,000,000	3,500,000,000
Common stock, par value		$ 0.01	$ 0.01
Preferred stock, authorized			100,000,000
Preferred stock, par value			$ 0.01
Common stock, outstanding			1,241,530,195
Preferred stock, outstanding			0
Common shares priced in an underwritten public offering					25,900,000
Common shares priced in an underwritten public offering, per share					$ 27
Net proceeds from forward sale agreement settled	$ 677,000,000
Issuance of preferred stock and a warrant to purchase shares of common stock								3,000,000,000
Repurchase of shares of Series B preferred stock, value										3,000,000,000
Redemption charge on repurchase of Series B preferred stock , net of tax		196,500,000
Repurchased warrants for common stock, value		136,000,000					136,000,000
Repurchased warrants for common stock, shares							14,516,129
Repurchase of shares of common stock, authorized						35,000,000
Common stock shares available for repurchase			33,800,000
Trust-preferred securities outstanding, net of issuance costs			$ 1,676,000,000	[1]					$ 1,676,000,000

[1]	Junior subordinated debentures and interest in stock purchase contracts for Mellon Capital IV.

Components of Tier 1 and Total Risk-Based Capital (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	$ 13,597	[1]	$ 12,883	[1]
Total Tier 2 capital	2,957	[1]	4,097	[1]
Total risk-based capital	16,554	[1]	16,980	[1]
Total risk-weighted assets	101,407	[1]	106,328	[1]
Common Stock
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	32,354	[1]	28,977	[1]
Trust Preferred Securities
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	1,676	[1]	1,686	[1]
Goodwill And Other Intangibles
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	(21,297)	[1],[2]	(19,437)	[1],[2]
Pensions/Cash Flow Hedges
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	1,053	[1]	1,070	[1]
Securities Valuation Allowance
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	(170)	[1]	619	[1]
Merchant Banking Investments
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 1 capital	(19)	[1]	(32)	[1]
Qualifying Unrealized Gains on Equity Securities
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 2 capital	5	[1]	3	[1]
Subordinated Debt
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 2 capital	2,381	[1]	3,429	[1]
Qualifying Allowance For Credit Losses
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Total Tier 2 capital	$ 571	[1]	$ 665	[1]

[1]	On a regulatory basis as determined under Basel 1 guidelines and including discontinued operations.
[2]	Reduced by deferred tax liabilities associated with non-tax deductible identifiable intangible assets of $1,625 million at Dec. 31, 2010, and $1,680 million at Dec. 31, 2009, and deferred tax liabilities associated with tax deductible goodwill of $816 million at Dec. 31, 2010, and $720 million at Dec. 31, 2009.

Components of Tier 1 and Total Risk-Based Capital (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Deferred tax liabilities, associated with non-tax deductible identifiable intangible assets	$ 1,625	$ 1,680
Deferred tax liabilities, associated with tax deductible goodwill	$ 816	$ 720

Consolidated and Largest Bank Subsidiary Capital Ratios (Detail)	Dec. 31, 2010		Dec. 31, 2009
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier 1	13.40%	[1]	12.10%	[1]
Total capital	16.30%	[1]	16.00%	[1]
Leverage	5.80%	[1]	6.50%	[1]
Bank Of New York Mellon
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier 1	11.40%	[1]	11.20%	[1]
Total capital	15.30%	[1]	15.00%	[1]
Leverage	5.30%	[1]	6.30%	[1]

[1]	For a banking institution to qualify as "well capitalized", its Tier 1, Total (Tier 1 plus Tier 2) and leverage capital ratios must be at least 6%, 10% and 5%, respectively. To qualify as "adequately capitalized", Tier 1, Total and leverage capital ratios must be at least 4%, 8% and 3%, respectively.

Consolidated and Largest Bank Subsidiary Capital Ratios (Parenthetical) (Detail)	Dec. 31, 2010
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Minimum Ratio for Tier 1 to be Well Capitalized	6.00%
Minimum Ratio for Total Tier 1 plus Tier 2 to be Well Capitalized	10.00%
Minimum Ratio for Leverage to be Well Capitalized	5.00%
Minimum Ratio for Tier 1 to be Adequately Capitalized	4.00%
Minimum Ratio for Total Tier 1 plus Tier 2 to be Adequately Capitalized	8.00%
Minimum Ratio for Leverage to be Adequately Capitalized	3.00%

Amounts of Capital by Which BNY Mellon and Our Largest Bank Subsidiary, The Bank of New York Mellon, Exceed Well Capitalized Guidelines (Detail) (USD $) In Millions	Dec. 31, 2010
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier 1 capital	$ 7,512
Total capital	6,413
Leverage	1,802
Bank Of New York Mellon
Compliance with Regulatory Capital Requirements under Banking Regulations [Line Items]
Tier 1 capital	4,667
Total capital	4,519
Leverage	$ 592

Comprehensive Results (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Beginning Balance	$ (1,835)
Adjusted balance	29,006		28,089		29,528
Other comprehensive income, net of tax	417		930		(5,836)
Reclassification adjustment	(19)	[1]	3,316	[2]	972
Total comprehensive income	2,975	[3]	3,163	[4]	(3,421)	[5]
Ending Balance	(1,355)		(1,835)
Foreign Currency Translation
Beginning Balance	(136)		(363)		11
Adjusted balance	(136)		(363)
Other comprehensive income, net of tax	(319)		227		(374)
Reclassification adjustment	(18)	[6]
Total comprehensive income	(337)		227		(374)
Ending Balance	(473)		(136)		(363)
ASC 820 Adjustments Pensions
Beginning Balance	(1,002)		(956)		(148)
Adjusted balance	(1,002)		(956)
Other comprehensive income, net of tax	9		(46)		(808)
Total comprehensive income	9		(46)		(808)
Ending Balance	(993)		(1,002)		(956)
ASC 820 Adjustments Other Postretirement Benefits
Beginning Balance	(67)		(66)		(73)
Adjusted balance	(67)		(66)
Other comprehensive income, net of tax	12		(1)		7
Total comprehensive income	12		(1)		7
Ending Balance	(55)		(67)		(66)
Unrealized Gain (Loss) On Assets Available For Sale
Beginning Balance	(619)		(4,053)		(342)
Adjustments for the cumulative effect of applying ASC 320 in 2009 and ASC 810 in 2010	24		(676)
Adjusted balance	(595)		(4,729)
Other comprehensive income, net of tax	747		762		(4,694)
Reclassification adjustment	18	[6]	3,348		983
Total comprehensive income	765		4,110		(3,711)
Ending Balance	170		(619)		(4,053)
Unrealized Gain (Loss) On Cash Flow Hedges
Beginning Balance	(11)	[7]	37	[7]	3	[7]
Adjusted balance	(11)	[7]	37	[7]
Other comprehensive income, net of tax	12	[7]	(16)	[7]	45	[7]
Reclassification adjustment	(5)	[7]	(32)	[7]	(11)	[7]
Total comprehensive income	7	[7]	(48)	[7]	34	[7]
Ending Balance	(4)	[7]	(11)	[7]	37	[7]
Accumulated Other Comprehensive Income
Beginning Balance	(1,835)		(5,401)		(549)
Adjustments for the cumulative effect of applying ASC 320 in 2009 and ASC 810 in 2010	24		(676)
Adjusted balance	(1,811)		(6,077)		(549)
Other comprehensive income, net of tax	461		926		(5,824)
Reclassification adjustment	(5)	[1]	3,316		972
Total comprehensive income	456		4,242		(4,852)
Ending Balance	$ (1,355)		$ (1,835)		$ (5,401)

[1]	Includes $(15) million (after tax) related to OTTI, and a $14 million reclassification to retained earnings from other comprehensive income.
[2]	Includes $3,348 million (after tax) related to OTTI that was reclassified to net securities gains (losses) on the income statement.
[3]	Comprehensive income attributable to The Bank of New York Mellon Corporation shareholders totaled $2,960 million for the year ended Dec. 31, 2010.
[4]	Comprehensive income attributable to The Bank of New York Mellon Corporation shareholders totaled $3,158 million for the year ended Dec. 31, 2009.
[5]	Comprehensive loss attributable to The Bank of New York Mellon Corporation shareholders totaled $3,433 million for the year ended Dec. 31, 2008.
[6]	Includes a net reclassification adjustment of $14 million to retained earnings from other comprehensive income.
[7]	Includes unrealized gain (loss) on foreign currency cash flow hedges of $- million, $(1) million and $7 million at Dec. 31, 2010, Dec. 31, 2009 and Dec. 31, 2008, respectively.

Comprehensive Results (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Unrealized gain (loss) on foreign currency cash flow hedges			$ (1)		$ 7
Reclassification adjustment	19	[1]	(3,316)	[2]	(972)
Foreign Currency Translation
Other comprehensive income, tax (expense) benefit	(68)		(82)		(113)
Reclassification adjustment	18	[3]
ASC 820 Adjustments Pensions
Other comprehensive income, tax (expense) benefit	15		14		566
ASC 820 Adjustments Other Postretirement Benefits
Other comprehensive income, tax (expense) benefit	(3)		(34)		(6)
Unrealized Gain (Loss) On Assets Available For Sale
Adjustments for the cumulative effect of applying ASC 320 in 2009 and ASC 810 in 2010, taxes			470
Other comprehensive income, tax (expense) benefit	(469)		(489)		3,359
Reclassification adjustment, tax	12		(2,022)		(645)
Reclassification adjustment	(18)	[3]	(3,348)		(983)
Unrealized Gain (Loss) On Cash Flow Hedges
Other comprehensive income, tax (expense) benefit			(1)	[4]	(1)	[4]
Reclassification adjustment, tax	2	[4]			1	[4]
Reclassification adjustment	5	[4]	32	[4]	11	[4]
Accumulated Other Comprehensive Income
Adjustments for the cumulative effect of applying ASC 320 in 2009 and ASC 810 in 2010, taxes			470
Other comprehensive income, tax (expense) benefit	(525)		(592)		3,805
Reclassification adjustment, tax	14		(2,022)		(644)
Reclassification adjustment	5	[1]	(3,316)		(972)
Retained earnings
Reclassification adjustment	$ 14	[1]

[1]	Includes $(15) million (after tax) related to OTTI, and a $14 million reclassification to retained earnings from other comprehensive income.
[2]	Includes $3,348 million (after tax) related to OTTI that was reclassified to net securities gains (losses) on the income statement.
[3]	Includes a net reclassification adjustment of $14 million to retained earnings from other comprehensive income.
[4]	Includes unrealized gain (loss) on foreign currency cash flow hedges of $- million, $(1) million and $7 million at Dec. 31, 2010, Dec. 31, 2009 and Dec. 31, 2008, respectively.

Stock-based Compensation - Additional Information (Detail) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
New options, restricted stock or RSUs	33,594,759
Shares issued as restricted stock or RSUs	18,986,212
Stock option expense related to retirement eligibility vesting	$ 25	$ 16
Stock option exercisable period - minimum (years)	1
Stock option exercisable period - maximum (years)	10
Unrecognized compensation cost related to nonvested options	146
Compensation cost for stock options charged against income	87	86	108
Total income tax benefit recognized in the income statement from the issuance of stock options	35	35	44
Weighted-average fair value of stock options at grant date	$ 8.38	$ 4.59	$ 10.33
Total intrinsic value of options exercised	12	3	53
Proceeds from the exercise of stock options	31	16	182
Tax benefit realized on share-based payment awards	1	4	14
Restricted stock, RSUs and TSRs vesting period - minimum (years)	1
Restricted stock, RSUs and TSRs vesting period - maximum (years)	7
Total compensation expense recognized for restricted stock, RSUs and TSRs	119	124	134
Unrecognized compensation cost expected to be recognized for nonvested stock options over a weighted-average period, years	2
Total shareholder return award performance measurement period (years)	3
Total shareholder return awards outstanding	241,084
Total unrecognized compensation costs related to nonvested restricted stock, RSUs and TSRs	$ 119
Nonvested restricted stock, RSUs and TSRs expense expected to be recognized over a weighted-average period, years	2
Subsidiary incentive plan share restriction period, minimum (years)	3
Subsidiary incentive plan share restriction period, maximum (years)	5

Weighted Average Assumptions In Lattice-Based Binomial Method (Detail)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Dividend yield	2.20%	3.10%	2.20%
Expected volatility	32.00%	34.00%	27.00%
Risk-free interest rate	2.94%	2.22%	2.91%
Expected option lives (in years)	6.6	5.9	5.5

Summary Of Stock Option Activity (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Shares subject to option
Options outstanding beginning balance	95,087,155
Granted	13,745,030
Exercised	(1,459,030)
Canceled	(14,832,684)
Options outstanding ending balance	92,540,471
Vested and expected to vest ending balance	91,733,097
Options exercisable ending balance	62,801,038	[1]	65,703,148	66,280,895
Weighted-Average Exercise Price
Options outstanding beginning balance	$ 36.36
Granted	$ 30.25
Exercised	$ 21.58
Canceled	$ 39.31
Options outstanding ending balance	$ 35.21
Vested and expected to vest ending balance	$ 35.28
Options exercisable ending balance	$ 37.93	[1]	$ 38.96	$ 38.71
Weighted-average remaining contractual term (in years)
Options outstanding ending balance	5.2
Vested and expected to vest ending balance	5.2
Options exercisable ending balance	3.7

[1]	At Dec. 31, 2009 and 2008, 65,703,148 and 66,280,895 options were exercisable at an average price per common share of $38.96 and $38.71, respectively.

Stock Options Outstanding (Detail) (USD $)	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower Range	$ 18
Range of Exercise Prices, Upper Range	$ 60
Options outstanding	92,540,471		95,087,155
Options outstanding, Weighted-average remaining contractual life (in years)	5.19
Options outstanding, Weighted-average exercise price	$ 35.21		$ 36.36
Options exercisable	62,801,038	[1]	65,703,148	66,280,895
Options exercisable Weighted-Average Exercise Price	$ 37.93	[1]	$ 38.96	$ 38.71
Range 1
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower Range	$ 18
Range of Exercise Prices, Upper Range	$ 31
Options outstanding	37,578,663
Options outstanding, Weighted-average remaining contractual life (in years)	6.84
Options outstanding, Weighted-average exercise price	$ 25.13
Options exercisable	15,031,644	[1]
Options exercisable Weighted-Average Exercise Price	$ 25.18	[1]
Range 2
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower Range	$ 31
Range of Exercise Prices, Upper Range	$ 41
Options outstanding	26,633,896
Options outstanding, Weighted-average remaining contractual life (in years)	4.38
Options outstanding, Weighted-average exercise price	$ 37.11
Options exercisable	24,744,764	[1]
Options exercisable Weighted-Average Exercise Price	$ 36.91	[1]
Range 3
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower Range	$ 41
Range of Exercise Prices, Upper Range	$ 51
Options outstanding	23,189,116
Options outstanding, Weighted-average remaining contractual life (in years)	4.56
Options outstanding, Weighted-average exercise price	$ 44.51
Options exercisable	17,885,834	[1]
Options exercisable Weighted-Average Exercise Price	$ 44.52	[1]
Range 4
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Range of Exercise Prices, Lower Range	$ 51
Range of Exercise Prices, Upper Range	$ 60
Options outstanding	5,138,796
Options outstanding, Weighted-average remaining contractual life (in years)	0.12
Options outstanding, Weighted-average exercise price	$ 57.24
Options exercisable	5,138,796	[1]
Options exercisable Weighted-Average Exercise Price	$ 57.24	[1]

[1]	At Dec. 31, 2009 and 2008, 65,703,148 and 66,280,895 options were exercisable at an average price per common share of $38.96 and $38.71, respectively.

Stock Options Outstanding (Parenthetical) (Detail) (USD $)	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Share-based Compensation, Shares Authorized under Stock Option Plans, Exercise Price Range [Line Items]
Options exercisable	62,801,038	[1]	65,703,148	66,280,895
Options exercisable Weighted-Average Exercise Price	$ 37.93	[1]	$ 38.96	$ 38.71

[1]	At Dec. 31, 2009 and 2008, 65,703,148 and 66,280,895 options were exercisable at an average price per common share of $38.96 and $38.71, respectively.

Aggregate Intrinsic Value of Options (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Aggregate intrinsic value of options
Outstanding aggregate intrinsic value	$ 193	$ 167	$ 31
Exercisable aggregate intrinsic value	$ 77	$ 26	$ 31

Nonvested Restricted Stock, RSUs and TSRs Activity (Detail) (USD $)	12 Months Ended
Dec. 31, 2010
Number of Shares
Nonvested restricted stock, RSUs and TSRs beginning balance	10,538,540
Granted	4,959,756
Vested	(3,427,013)
Forfeited	(751,507)
Nonvested restricted stock, RSUs and TSRs ending balance	11,319,776
Weighted-average fair value
Nonvested restricted stock, RSUs and TSRs beginning balance	$ 33.48
Granted	$ 29.49
Vested	$ 40.02
Forfeited	$ 30.31
Nonvested restricted stock, RSUs and TSRs ending balance	$ 29.96

Combined Data For Domestic And Foreign Defined Benefit Pension And Post Retirement Healthcare Plans (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Domestic Pension Benefits
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.71%		6.21%
Rate of compensation increase	3.50%		3.50%
Change in benefit obligation
Benefit obligation at beginning of period	$ (2,835)	[1]	$ (2,559)	[1]
Service cost	(90)	[1]	(96)	[1]
Interest cost	(171)	[1]	(160)	[1]
Amendments	26	[1]
Actuarial gain (loss)	(224)	[1]	(185)	[1]
Benefits paid	155	[1]	165	[1]
Benefit obligation at end of period	(3,139)	[1]	(2,835)	[1]
Change in fair value of plan assets
Fair value at beginning of period	3,331		2,673
Actual return on plan assets	427		479
Employer contributions	25		344
Benefit payments	(155)		(165)
Fair value at end of period	3,628		3,331
Funded status at end of period	489		496
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	1,582		1,552
Prior service cost (credit)	(94)		(82)
Total (before tax effects)	1,488		1,470
Foreign Pension Benefits
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.29%		5.74%
Rate of compensation increase	4.47%		4.64%
Change in benefit obligation
Benefit obligation at beginning of period	(555)	[1]	(365)	[1]
Service cost	(28)	[1]	(20)	[1]
Interest cost	(30)	[1]	(24)	[1]
Employee contributions	(1)	[1]	(1)	[1]
Amendments	(3)	[1]
Actuarial gain (loss)	(28)	[1]	(121)	[1]
(Acquisitions) divestitures	(11)	[1]
Benefits paid	10	[1]	10	[1]
Foreign exchange adjustment	20	[1]	(34)	[1]
Benefit obligation at end of period	(626)	[1]	(555)	[1]
Change in fair value of plan assets
Fair value at beginning of period	540		387
Actual return on plan assets	70		74
Employer contributions	21		50
Employee contributions	1		1
(Acquisitions) divestitures	10
Benefit payments	(10)		(10)
Foreign exchange adjustment	(21)		38
Fair value at end of period	611		540
Funded status at end of period	(15)		(15)
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	177		200
Prior service cost (credit)	3
Total (before tax effects)	180		200
Domestic Healthcare Benefits
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.71%		6.21%
Rate of compensation increase	3.50%		3.50%
Change in benefit obligation
Benefit obligation at beginning of period	(242)	[1]	(269)	[1]
Service cost	(2)	[1]	(2)	[1]
Interest cost	(14)	[1]	(16)	[1]
Actuarial gain (loss)	5	[1]	21	[1]
Benefits paid	21	[1]	24	[1]
Benefit obligation at end of period	(232)	[1]	(242)	[1]
Change in fair value of plan assets
Fair value at beginning of period	66		56
Actual return on plan assets	5		10
Employer contributions	21		24
Benefit payments	(21)		(24)
Fair value at end of period	71		66
Funded status at end of period	(161)		(176)
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	56		65
Prior service cost (credit)	(4)		(4)
Net initial obligation (asset)	8		12
Total (before tax effects)	60		73
Foreign Healthcare Benefits
Weighted-average assumptions used to determine benefit obligations
Discount rate	5.40%		5.85%
Change in benefit obligation
Benefit obligation at beginning of period	(3)	[1]	(2)	[1]
Foreign exchange adjustment			(1)	[1]
Benefit obligation at end of period	(3)	[1]	(3)	[1]
Change in fair value of plan assets
Funded status at end of period	(3)		(3)
Amounts recognized in accumulated other comprehensive (income) loss consist of:
Net loss (gain)	(4)		(6)
Total (before tax effects)	$ (4)		$ (6)

[1]	The benefit obligation for pension benefits is the projected benefit obligation and for healthcare benefits, it is the accumulated benefit obligation.

Net Periodic Benefit Cost (Credit) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009		Dec. 31, 2008
Domestic Pension Benefits
Weighted-average assumptions as of Jan. 1:
Market-related value of plan assets	$ 3,861	$ 3,651		$ 3,706
Discount rate	6.21%	6.38%		6.38%
Expected rate of return on plan assets	8.00%	8.00%		8.00%
Rate of compensation increase	3.50%	3.50%		3.50%
Components of net periodic benefit cost (credit):
Service cost	90	96		84
Interest cost	171	160		142
Expected return on assets	(303)	(295)		(290)
Amortization of:
Prior service cost (credit)	(14)	(14)		(10)
Net actuarial (gain) loss	71	26		11
Settlement (gain) loss		5		10
Other		(10)		14
Net periodic benefit cost (credit)	15	(32)	[1]	(39)
Foreign Pension Benefits
Weighted-average assumptions as of Jan. 1:
Market-related value of plan assets	529	459		542
Discount rate	5.74%	6.18%		5.75%
Expected rate of return on plan assets	6.69%	6.40%		7.28%
Rate of compensation increase	4.64%	4.11%		4.43%
Components of net periodic benefit cost (credit):
Service cost	28	20		27
Interest cost	30	24		26
Expected return on assets	(37)	(32)		(37)
Amortization of:
Net actuarial (gain) loss	11	3		3
Net periodic benefit cost (credit)	32	15		19
Domestic Healthcare Benefits
Weighted-average assumptions as of Jan. 1:
Market-related value of plan assets	76	77		77
Discount rate	6.21%	6.38%		6.38%
Expected rate of return on plan assets	8.00%	8.00%		8.00%
Components of net periodic benefit cost (credit):
Service cost	2	2		3
Interest cost	14	16		17
Expected return on assets	(6)	(6)		(6)
Amortization of:
Net initial obligation (asset)	4	4		4
Net actuarial (gain) loss	5	5		5
Net periodic benefit cost (credit)	19	21		23
Foreign Healthcare Benefits
Weighted-average assumptions as of Jan. 1:
Discount rate	5.85%	6.25%		5.80%
Amortization of:
Net actuarial (gain) loss	(1)	(1)
Net periodic benefit cost (credit)	$ (1)	$ (1)

[1]	Includes discontinued operations.

Changes In Other Comprehensive Income Loss (Detail) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain) arising during period	$ 101
Recognition of prior years net (loss)	(71)
Prior service cost (credit) arising during period	(26)
Recognition of prior years' service (cost) credit	14
Total recognized in other comprehensive (income) loss (before tax effects)	18
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain) arising during period	(10)
Recognition of prior years net (loss)	(11)
Prior service cost (credit) arising during period	3
Foreign exchange adjustment	(2)
Total recognized in other comprehensive (income) loss (before tax effects)	(20)
Domestic Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Net loss (gain) arising during period	(4)
Recognition of prior years net (loss)	(5)
Recognition of net initial (obligation) asset	(4)
Total recognized in other comprehensive (income) loss (before tax effects)	(13)
Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Recognition of prior years net (loss)	1
Foreign exchange adjustment	1
Total recognized in other comprehensive (income) loss (before tax effects)	$ 2

Amounts Expected to be Recognized in Net Periodic Benefit Cost Income (Detail) (USD $) In Millions	12 Months Ended
Dec. 31, 2010
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
(Gain) loss recognition	$ 109
Prior service cost recognition	(16)
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
(Gain) loss recognition	14
Domestic Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
(Gain) loss recognition	4
Net initial obligation (asset) recognition	4
Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
(Gain) loss recognition	$ 1

Defined Benefit Plan Funded Status of Plan (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Prepaid benefit cost	$ 680	$ 681
Accrued benefit cost	(191)	(185)
Funded status at end of period	489	496
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Prepaid benefit cost	52	33
Accrued benefit cost	(67)	(48)
Funded status at end of period	(15)	(15)
Domestic Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Accrued benefit cost	(161)	(176)
Funded status at end of period	(161)	(176)
Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Accrued benefit cost	(3)	(3)
Funded status at end of period	$ (3)	$ (3)

Employee Benefit Plans - Additional Information (Detail) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Defined Benefit Plan Disclosure [Line Items]
Accumulated benefit obligation for all defined benefit plans	$ 3,600,000,000	$ 3,200,000,000
Assumed healthcare cost trend rate used in determining benefit expense for 2011	8.00%
Assumed healthcare cost trend rate used in determining benefit expense for 2016	5.00%
Recognized cost of defined contribution plans, excluding the ESOP	106,000,000	98,000,000	107,000,000
Pension and post retirement plan investment assets in alternative investment funds	351,000,000
Alternative investments, which contain a redemption provision	125,000,000
Alternative investments Notice period required for redemption provision (days)	90
Unfunded commitments to purchase venture capital and partnership interests for our pension and post retirement plans	41,000,000
Shares of stock owned by Employee Stock Ownership Plan	7.4	8.1
Fair value of shares total ESOP assets	228,000,000	246,000,000
Contributions to Employee Stock Ownership Plan	0	0	0
Employee Stock Ownership Plan related expense	0	0	0
Domestic Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Change in the postretirement benefit obligation as a result of an increase of one percentage point in the assumed medical trend rate	14,900,000
Postretirement benefit obligation percentage increase as a result of an increase of one percentage point in the assumed medical trend rate	6.00%
Change in the postretirement service cost plus interest cost as a result of an increase of one percentage point in the assumed medical trend rate	900,000
Postretirement service cost plus interest cost percentage increase as a result of an increase of one percentage point in the assumed medical trend rate	6.00%
Change in the postretirement benefit obligation as a result of a decrease of one percentage point in the assumed medical trend rate	13,400,000
Postretirement benefit obligation percentage decrease as a result of a decrease of one percentage point in the assumed medical trend rate	6.00%
Change in the postretirement service cost plus interest cost as a result of a decrease of one percentage point in the assumed medical trend rate	800,000
Postretirement service cost plus interest cost percentage decrease as a result of a decrease of one percentage point in the assumed medical trend rate	6.00%
Cash contributions expected to be made to fund defined benefit plans in 2011	21,000,000
Upper Limit | Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Cash contributions expected to be made to fund defined benefit plans in 2011	1,000,000
Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Change in the postretirement benefit obligation as a result of an increase of one percentage point in the assumed medical trend rate	1,000,000
Change in the postretirement service cost plus interest cost as a result of an increase of one percentage point in the assumed medical trend rate	1,000,000
Change in the postretirement benefit obligation as a result of a decrease of one percentage point in the assumed medical trend rate	1,000,000
Change in the postretirement service cost plus interest cost as a result of a decrease of one percentage point in the assumed medical trend rate	1,000,000
Domestic
Defined Benefit Plan Disclosure [Line Items]
Percentage of plan asset, Equity securities and alternative investments, lower limit	30.00%
Percentage of plan asset, Equity securities and alternative investments, upper limit	70.00%
Percentage of plan asset, Fixed-income securities, lower limit	20.00%
Percentage of plan asset, Fixed-income securities, upper limit	50.00%
Percentage of plan asset, Cash equivalents, lower limit	0.00%
Percentage of plan asset, Cash equivalents, upper limit	5.00%
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Cash contributions expected to be made to fund defined benefit plans in 2011	26,000,000
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Cash contributions expected to be made to fund defined benefit plans in 2011	$ 57,000,000

Plans With Obligations in Excess of Plan Assets (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Domestic
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	$ 212	$ 205
Accumulated benefit obligation	211	205
Fair value of plan assets	21	20
Foreign
Defined Benefit Plan Disclosure [Line Items]
Projected benefit obligation	32	41
Accumulated benefit obligation	26	38
Fair value of plan assets	$ 2	$ 14

Pension Investment Asset Allocation (Detail)	Dec. 31, 2010	Dec. 31, 2009
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	100.00%	100.00%
Domestic Pension Benefits | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	57.00%	55.00%
Domestic Pension Benefits | Fixed Income Securities
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	33.00%	33.00%
Domestic Pension Benefits | Private Equities
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	3.00%	3.00%
Domestic Pension Benefits | Alternative Investment
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	6.00%	8.00%
Domestic Pension Benefits | Cash
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	1.00%	1.00%
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	100.00%	100.00%
Foreign Pension Benefits | Equity Securities
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	55.00%	54.00%
Foreign Pension Benefits | Fixed Income Securities
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	28.00%	29.00%
Foreign Pension Benefits | Alternative Investment
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	9.00%	10.00%
Foreign Pension Benefits | Real Estate
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	3.00%	4.00%
Foreign Pension Benefits | Cash
Defined Benefit Plan Disclosure [Line Items]
Pension benefits, asset allocations	5.00%	3.00%

Benefit Payments For BNY Mellons Pension And Healthcare Plans Expected To Be Paid (Detail) (USD $) In Millions	Dec. 31, 2010
Domestic Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Year 2011	$ 172
2012	174
2013	183
2014	194
2015	204
2016-2020	1,173
Total benefits	2,100
Foreign Pension Benefits
Defined Benefit Plan Disclosure [Line Items]
Year 2011	10
2012	9
2013	12
2014	11
2015	13
2016-2020	90
Total benefits	145
Domestic Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
Year 2011	21
2012	21
2013	21
2014	22
2015	22
2016-2020	104
Total benefits	211
Foreign Healthcare Benefits
Defined Benefit Plan Disclosure [Line Items]
2016-2020	1
Total benefits	$ 1

Pension And Postretirement Plan Investment Assets Measured At Fair Value On A Recurring Basis (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Level 1 | Foreign
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	$ 317	$ 229
Level 1 | Foreign | Common Stock
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	234	176
Level 1 | Foreign | Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	57	39
Level 1 | Foreign | Cash And Currency
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	26	14
Level 1 | Domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	1,053	1,095
Level 1 | Domestic | Common And Preferred Stock
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	778	718
Level 1 | Domestic | U.S. And Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	272	374
Level 1 | Domestic | Exchange Traded Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	3	3
Level 2 | Foreign
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	253	275
Level 2 | Foreign | Collective Trust Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	29	266
Level 2 | Foreign | Corporate Debt Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	81	9
Level 2 | Foreign | Common Stock
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	97
Level 2 | Foreign | Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	46
Level 2 | Domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	2,326	2,005
Level 2 | Domestic | Collective Trust Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	1,181	972
Level 2 | Domestic | Corporate Debt Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	777	795
Level 2 | Domestic | U.S. And Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	209	96
Level 2 | Domestic | Fund of Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	159	142
Level 3 | Foreign
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	41	36
Level 3 | Foreign | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	41	36
Level 3 | Domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	249	231
Level 3 | Domestic | Fund of Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	134	121
Level 3 | Domestic | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	115	110
Domestic
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	3,628	3,331
Domestic | Collective Trust Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	1,181	972
Domestic | Common And Preferred Stock
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	778	718
Domestic | Corporate Debt Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	777	795
Domestic | U.S. And Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	481	470
Domestic | Fund of Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	293	263
Domestic | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	115	110
Domestic | Exchange Traded Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	3	3
Foreign
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	611	540
Foreign | Collective Trust Funds
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	29	266
Foreign | Corporate Debt Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	81	9
Foreign | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	41	36
Foreign | Common Stock
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	331	176
Foreign | Sovereign Government Obligations
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	103	39
Foreign | Cash And Currency
Defined Benefit Plan Disclosure [Line Items]
Total assets at fair value	$ 26	$ 14

A Rollforward Of Plan Investment Assets Including Change in Fair Value Classified In Level 3 Of Valuation Hierarchy (Detail) (Level 3, USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Domestic
Defined Benefit Plan Disclosure [Line Items]
Fair value at beginning of period	$ 231	$ 189
Total realized/ unrealized gains (losses)	13	5
Purchases, issuances and settlements, net	5	37
Transfers in/out-of Level 3
Fair value at end of period	249	231
Changes in unrealized gains and (losses) related to plan assets held	4	(12)
Domestic | Fund of Funds
Defined Benefit Plan Disclosure [Line Items]
Fair value at beginning of period	121	81
Total realized/ unrealized gains (losses)	5	8
Purchases, issuances and settlements, net	8	32
Transfers in/out-of Level 3
Fair value at end of period	134	121
Changes in unrealized gains and (losses) related to plan assets held	2	1
Domestic | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Fair value at beginning of period	110	108
Total realized/ unrealized gains (losses)	8	(3)
Purchases, issuances and settlements, net	(3)	5
Transfers in/out-of Level 3
Fair value at end of period	115	110
Changes in unrealized gains and (losses) related to plan assets held	2	(13)
Foreign
Defined Benefit Plan Disclosure [Line Items]
Fair value at beginning of period	36	33
Total realized/ unrealized gains (losses)	5	3
Transfers in/out-of Level 3
Fair value at end of period	41	36
Changes in unrealized gains and (losses) related to plan assets held	5	3
Foreign | Venture Capital And Partnership Interests
Defined Benefit Plan Disclosure [Line Items]
Fair value at beginning of period	36	33
Total realized/ unrealized gains (losses)	5	3
Transfers in/out-of Level 3
Fair value at end of period	41	36
Changes in unrealized gains and (losses) related to plan assets held	$ 5	$ 3

Company Financial Information - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2010 Bank Subsidiaries	Dec. 31, 2009 Bank Subsidiaries	Dec. 31, 2008 Bank Subsidiaries	Dec. 31, 2010 Credit Extensions To Affiliates	Dec. 31, 2010 Credit Extensions In Aggregate To BNY And All Affiliates	Dec. 31, 2010 Lower Limit	Dec. 31, 2010 Upper Limit
Condensed Financial Statements, Captions [Line Items]
Dividends declared		$ 239,000,000	$ 659,000,000	$ 575,000,000
Dividend payout ratio when exceeded will receive close Fed scrutiny	30.00%
Federal Reserve Basel III capital guidelines descriptions	The Company also provided the Federal Reserve with projections covering the time period it will take us to fully comply with Basel III capital guidelines, including the 7% Tier 1 common, 8.5% Tier 1, and 3% leverage ratios.
Extensions of credit by the banks percentage of such bank's regulatory capital					10.00%	20.00%
Collateral for extensions of credit, percentage of amount of credit limit							100.00%	130.00%
Required average Federal Reserve balance, under the Federal Reserve Act		$ 2,200,000,000	$ 2,000,000,000

Condensed Income Statement Parent Corporation (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Condensed Financial Statements, Captions [Line Items]
Total revenue	$ 13,816		$ 7,654		$ 13,573
Interest (including $14 in 2010, $23 in 2009 and $79 in 2008 to subsidiaries)	608		592		2,665
Provision (benefit) for income taxes	1,047		(1,395)		491
Redemption charge and preferred dividends			(283)		(33)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation	2,518		(1,367)		1,386
Parent Company
Condensed Financial Statements, Captions [Line Items]
Gain (loss) on securities held for sale	5	[1]	(2)	[1]	(72)	[1]
Other revenue	73	[1]	81	[1]	54	[1]
Total revenue	694	[1]	1,240	[1]	1,162	[1]
Interest (including $14 in 2010, $23 in 2009 and $79 in 2008 to subsidiaries)	285	[1]	366	[1]	710	[1]
Other expense	221	[1]	338	[1]	737	[1]
Total expense	506	[1]	704	[1]	1,447	[1]
Income (loss) before income taxes and equity in undistributed net income of subsidiaries	188	[1]	536	[1]	(285)	[1]
Provision (benefit) for income taxes	(465)	[1]	(357)	[1]	(433)	[1]
Net income (loss)	2,518	[1]	(1,084)	[1]	1,419	[1]
Redemption charge and preferred dividends			(283)	[1]	(33)	[1]
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation	2,518	[1]	(1,367)	[1]	1,386	[1]
Equity in undistributed net income (loss) of subsidiaries	1,865		(1,977)		1,271
Parent Company | Bank Subsidiaries
Condensed Financial Statements, Captions [Line Items]
Dividends from subsidiaries	200	[1]	611	[1]	495	[1]
Interest revenue from subsidiaries	211	[1]	228	[1]	214	[1]
Equity in undistributed net income (loss) of subsidiaries	1,630	[1]	(2,271)	[1]	875	[1]
Parent Company | Nonbank Subsidiaries
Condensed Financial Statements, Captions [Line Items]
Dividends from subsidiaries	74	[1]	176	[1]	237	[1]
Interest revenue from subsidiaries	131	[1]	146	[1]	234	[1]
Equity in undistributed net income (loss) of subsidiaries	$ 235	[1]	$ 294	[1]	$ 396	[1]

[1]	Includes results of discontinued operations and the extraordinary loss in 2008.

Condensed Income Statement Parent Corporation (Parenthetical) (Detail) (Parent Company, USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Condensed Financial Statements, Captions [Line Items]
Interest Expense - Portion Related to Borrowings from Subsidiaries	$ 14	[1]	$ 23	[1]	$ 79	[1]

[1]	Includes results of discontinued operations and the extraordinary loss in 2008.

Condensed Balance Sheet Parent Corporation (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Investment in and advances to subsidiaries and associated companies:
Corporate-owned life insurance	$ 4,071	$ 3,900
Other assets	18,790	16,737
Total assets	247,259	212,224
Liabilities:
Long-term debt	16,517	17,234
Total liabilities	214,102	183,221
Shareholders' equity	32,354	28,977
Total liabilities, temporary equity and permanent equity	247,259	212,224
Parent Company
Assets:
Cash and due from banks	3,452	4,649
Securities	219	233
Loans-net of allowance	52	113
Investment in and advances to subsidiaries and associated companies:
Investment in and advances to subsidiaries and associated companies	46,927	43,091
Corporate-owned life insurance	650	1,058
Other assets	3,014	2,757
Total assets	54,314	51,901
Liabilities:
Deferred compensation	497	500
Commercial paper	10	12
Affiliate borrowings	3,344	3,355
Other liabilities	2,682	2,649
Long-term debt	15,427	16,408
Total liabilities	21,960	22,924
Shareholders' equity	32,354	28,977
Total liabilities, temporary equity and permanent equity	54,314	51,901
Parent Company | Bank Subsidiaries
Investment in and advances to subsidiaries and associated companies:
Investment in and advances to subsidiaries and associated companies	26,349	23,671
Parent Company | Nonbank Subsidiaries
Investment in and advances to subsidiaries and associated companies:
Investment in and advances to subsidiaries and associated companies	$ 20,578	$ 19,420

Condensed Statement of Cash Flows Parent Corporation (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Net cash provided by (used for) operating activities	$ 4,050		$ 3,781		$ 2,914
Investing activities:
Other, net	(591)		(987)		(171)
Net cash (used for) provided by investing activities	(14,937)		23,088		(55,975)
Financing activities:
Net change in commercial paper	(2)		(126)		(3,941)
Proceeds from issuance of long-term debt	1,347		3,350		2,647
Repayments of long-term debt	(2,614)		(1,882)		(4,082)
Issuance of common stock	697		1,371		40
Treasury stock acquired	(41)		(28)		(308)
Common cash dividends paid	(440)		(599)		(1,107)
Series B preferred stock issued/(repurchased)			(3,000)		2,779
Warrant issued/(repurchased)			(136)		221
Tax benefit realized on share based payment awards	1		4		14
Net cash provided by (used for) financing activities	10,790		(27,973)		51,753
Change in cash and due from banks	(57)		(1,157)		(1,746)
Cash and due from banks at beginning of period	3,732		4,889		6,635
Cash and due from banks at end of period	3,675		3,732		4,889
Supplemental disclosures
Interest paid	591		682		2,682
Income taxes paid	699		2,392		2,455
Income taxes refunded	197		664		65
Parent Company
Operating activities:
Net income (loss)	2,518	[1]	(1,084)	[1]	1,419	[1]
Adjustments to reconcile net income (loss) to cash provided by (used for) operating activities:
Amortization	14		13		17
Equity in undistributed net (income)/loss of subsidiaries	(1,865)		1,977		(1,271)
Change in accrued interest receivable	2		(41)		58
Change in accrued interest payable	2		(1)		2
Change in taxes payable	(321)	[2]	(482)	[2]	(84)	[2]
Other, net	179		(455)		880
Net cash provided by (used for) operating activities	529		(73)		1,021
Investing activities:
Purchases of securities	(5)		(9)		(198)
Proceeds from sales of securities	43		129		346
Change in loans	61		110		11
Acquisitions of, investments in, and advances to subsidiaries	(1,002)		(566)		(1,131)
Other, net	208				9
Net cash (used for) provided by investing activities	(695)		(336)		(963)
Financing activities:
Net change in commercial paper	(2)		(4)		(49)
Proceeds from issuance of long-term debt	1,347		3,350		2,647
Repayments of long-term debt	(2,614)		(1,277)		(3,814)
Change in advances from subsidiaries	(10)		59		321
Issuance of common stock	728		1,387		222
Treasury stock acquired	(41)		(28)		(308)
Common cash dividends paid	(440)		(673)		(1,129)
Series B preferred stock issued/(repurchased)			(3,000)		2,779
Warrant issued/(repurchased)			(136)		221
Tax benefit realized on share based payment awards	1		4		14
Net cash provided by (used for) financing activities	(1,031)		(318)		904
Change in cash and due from banks	(1,197)		(727)		962
Cash and due from banks at beginning of period	4,649		5,376		4,414
Cash and due from banks at end of period	3,452		4,649		5,376
Supplemental disclosures
Interest paid	284		367		708
Income taxes paid	442	[3]	1,013	[3]	891	[3]
Income taxes refunded	$ 178	[3]	$ 609	[3]	$ 37	[3]

[1]	Includes results of discontinued operations and the extraordinary loss in 2008.
[2]	Includes payments received from subsidiaries for taxes of $900 million in 2010, $967 million in 2009 and $1,025 million in 2008.
[3]	Includes discontinued operations.

Condensed Statement of Cash Flows Parent Corporation (Parenthetical) (Detail) (Parent Company, USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Financial Statements, Captions [Line Items]
Payments received from subsidiaries	$ 900	$ 967	$ 1,025

Fair value of financial instruments - Additional Information (Detail)	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Balance Sheet Grouping, Financial Statement Captions [Line Items]
Discount rate, lower limit	0.12%	0.05%
Discount rate, upper limit	6.46%	6.27%

Carrying Amount And Fair Value of Financial Instruments (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Assets:
Securities	$ 240
Assets of discontinued operations	278	2,242
Total assets	247,259	212,224
Liabilities:
Liabilities of discontinued operations		1,608
Total liabilities	214,102	183,221
Asset Management Funds | Carrying Amount
Assets:
Total assets	14,766
Liabilities:
Total liabilities	13,563
Carrying Amount
Assets:
Interest-bearing deposits with banks	50,200	56,302
Securities	72,440	60,461
Trading assets	6,276	6,001
Loans and commitments	34,163	32,673
Derivatives used for ALM	834	422
Other financial assets	31,167	18,793
Total financial assets	195,080	174,652
Assets of discontinued operations	278	2,242
Non-financial assets	37,135	35,330
Total assets	247,259	212,224
Liabilities:
Noninterest-bearing deposits	38,703	33,477
Interest-bearing deposits	106,636	101,573
Payables to customers and broker-dealers	9,962	10,721
Borrowings	8,599	3,922
Long-term debt	16,517	17,234
Trading liabilities	6,911	6,396
Derivatives used for ALM	44	71
Total financial liabilities	187,372	173,394
Liabilities of discontinued operations		1,608
Non-financial liabilities	13,167	8,219
Total liabilities	214,102	183,221
Asset Management Funds | Estimated Fair Value
Assets:
Total assets	14,766
Liabilities:
Total liabilities	13,563
Estimated Fair Value
Assets:
Interest-bearing deposits with banks	50,253	56,374
Securities	71,944	60,544
Trading assets	6,276	6,001
Loans and commitments	34,241	32,712
Derivatives used for ALM	834	422
Other financial assets	31,167	18,793
Total financial assets	194,715	174,846
Assets of discontinued operations	278	2,242
Liabilities:
Noninterest-bearing deposits	38,703	33,477
Interest-bearing deposits	107,417	101,570
Payables to customers and broker-dealers	9,962	10,721
Borrowings	8,599	3,922
Long-term debt	17,120	17,110
Trading liabilities	6,911	6,396
Derivatives used for ALM	44	71
Total financial liabilities	188,756	173,267
Liabilities of discontinued operations		1,608
Asset Management Funds
Assets:
Trading assets	14,121
Total assets	14,766
Liabilities:
Total liabilities	$ 13,563

Summary of Carrying Amount of Hedged Financial Instruments, Related Notional Amount of the Hedge And Estimated Fair Value of Derivatives (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Securities Held-for-sale
Derivative [Line Items]
Carrying amount	$ 2,170	$ 216
Notional amount	2,168	211
Unrealized Gain	51
Unrealized (Loss)	(3)	(12)
Deposits
Derivative [Line Items]
Carrying amount	27	26
Notional amount	25	25
Unrealized Gain	3
Unrealized (Loss)		(4)
Long-term Debt
Derivative [Line Items]
Carrying amount	12,540	12,378
Notional amount	11,774	11,599
Unrealized Gain	780	422
Unrealized (Loss)	(41)	(55)
Loans
Derivative [Line Items]
Carrying amount		1
Notional amount		$ 1

Fair Value Measurement - Additional Information (Detail)	Dec. 31, 2010
Fair Value, Option, Qualitative Disclosures Related to Election [Line Items]
Number of inter-dealer brokers providing pricing quotes for actively traded agency RMBS	3
Percentage of our securities valued by pricing sources with reasonable levels of price transparency	99.00%
Percentage of our securities priced based on economic models and non-binding dealer quotes	1.00%
Percentage of interest rate swaps where pricing using standard pricing models is adjusted based on additional analysis and judgment	1.00%

Assets and Liabilities Measured at Fair Value on a Recurring Basis (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	$ 6,276		$ 6,001
Loans	6		39
Other assets	1,075	[1]	863	[1]
Total assets	84,775		58,535
Total trading liabilities	6,911		6,396
Long-term debt	269
Other liabilities	590	[2]	610	[2]
Total liabilities	21,333		7,006
Level 1
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	5,511		3,303
Loans			2
Other assets	52	[1]	14	[1]
Total assets	23,884		10,234
Percent of assets prior to netting	23.80%		14.40%
Total trading liabilities	4,979		3,292
Other liabilities	115	[2]	2	[2]
Total liabilities	5,096		3,294
Percent of liabilities prior to netting	14.00%		17.00%
Level 1 | Available-for-sale
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	17,543		6,915
Level 1 | Available-for-sale | U.S. Treasury
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	12,609		6,378
Level 1 | Available-for-sale | Sovereign Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	27
Level 1 | Available-for-sale | Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	18	[3]	461	[3]
Level 1 | Available-for-sale | Money Market Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,538
Level 1 | Available-for-sale | Other Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	91	[3]	76	[3]
Level 1 | Available-for-sale | Foreign Covered Bonds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,260
Level 1 | Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	1,598	[4]	524	[4]
Derivative assets	3,913		2,779
Level 1 | Trading Assets | Interest Rate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	272
Level 1 | Trading Assets | Foreign Exchange
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	3,561
Level 1 | Trading Assets | Equity
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	79
Level 1 | Trading Assets | Other Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	1
Level 1 | Operations
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Total assets	23,106
Percent of assets prior to netting	26.90%
Total liabilities	5,094
Percent of liabilities prior to netting	22.20%
Level 1 | Asset Management Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	279
Other assets	499
Total assets	778
Other liabilities	2
Total liabilities	2
Level 1 | Trading Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	1,277		442
Derivative liabilities	3,702		2,850
Level 1 | Trading Liabilities | Foreign Exchange
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	3,648
Level 1 | Trading Liabilities | Equity
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	54
Level 2
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	16,441		15,062
Loans			12
Other assets	910	[1]	685	[1]
Total assets	76,378		60,420
Percent of assets prior to netting	75.90%		84.80%
Total trading liabilities	16,936		15,423
Long-term debt	269
Other liabilities	473	[2]	605	[2]
Total liabilities	31,239		16,028
Percent of liabilities prior to netting	85.50%		82.50%
Level 2 | Available-for-sale
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	45,041		44,661
Level 2 | Available-for-sale | U.S. Government Agencies
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,005		1,260
Level 2 | Available-for-sale | Sovereign Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	8,522
Level 2 | Available-for-sale | State And Political Subdivisions
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	498		520
Level 2 | Available-for-sale | Agency RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	19,727		18,455
Level 2 | Available-for-sale | Alt-A RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	470		537
Level 2 | Available-for-sale | Prime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,227		1,512
Level 2 | Available-for-sale | Subprime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	508		447
Level 2 | Available-for-sale | Other RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,331		1,770
Level 2 | Available-for-sale | Commercial MBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,639		2,590
Level 2 | Available-for-sale | Asset-backed CLOs
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	249		383
Level 2 | Available-for-sale | Other Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	539		836
Level 2 | Available-for-sale | Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	29	[3]	860	[3]
Level 2 | Available-for-sale | Other Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	3,193	[3]	11,331	[3]
Level 2 | Available-for-sale | Foreign Covered Bonds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	608
Level 2 | Available-for-sale | Grantor Trust Alt-A RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,513	[5]
Level 2 | Available-for-sale | Grantor Trust Prime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,825	[5]
Level 2 | Available-for-sale | Grantor Trust Subprime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	158	[5]
Level 2 | Available-for-sale | Grantor Trust Class B Certificates
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale			4,160
Level 2 | Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	710	[4]	745	[4]
Derivative assets	15,731		14,317
Level 2 | Trading Assets | Interest Rate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	15,260
Level 2 | Trading Assets | Foreign Exchange
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	100
Level 2 | Trading Assets | Equity
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	370
Level 2 | Trading Assets | Other Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	1
Level 2 | Operations
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Total assets	62,392
Percent of assets prior to netting	72.70%
Total liabilities	17,678
Percent of liabilities prior to netting	77.00%
Level 2 | Asset Management Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	13,842
Other assets	144
Total assets	13,986
Total trading liabilities	13,561
Total liabilities	13,561
Level 2 | Trading Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	443		752
Derivative liabilities	16,493		14,671
Level 2 | Trading Liabilities | Interest Rate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	16,126
Level 2 | Trading Liabilities | Foreign Exchange
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	59
Level 2 | Trading Liabilities | Equity
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	304
Level 2 | Trading Liabilities | Other Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	4
Level 3
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	151		316
Loans	6		25
Other assets	113	[1]	164	[1]
Total assets	340		561
Percent of assets prior to netting	0.30%		0.80%
Total trading liabilities	177		92
Other liabilities	2	[2]	3	[2]
Total liabilities	179		95
Percent of liabilities prior to netting	0.50%		0.50%
Level 3 | Available-for-sale
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	68		56
Level 3 | Available-for-sale | State And Political Subdivisions
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	10
Level 3 | Available-for-sale | Asset-backed CLOs
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale			6
Level 3 | Available-for-sale | Other Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	58	[3]	50	[3]
Level 3 | Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	32	[4]	170	[4]
Derivative assets	119		146
Level 3 | Trading Assets | Interest Rate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	119
Level 3 | Operations
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Total assets	338
Percent of assets prior to netting	0.40%
Total liabilities	179
Percent of liabilities prior to netting	0.80%
Level 3 | Asset Management Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Other assets	2
Total assets	2
Level 3 | Trading Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	6
Derivative liabilities	171		92
Level 3 | Trading Liabilities | Interest Rate
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	149
Level 3 | Trading Liabilities | Equity
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	22
Netting
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	(15,827)	[6]	(12,680)	[6]
Total assets	(15,827)	[6]	(12,680)	[6]
Total trading liabilities	(15,181)	[6]	(12,411)	[6]
Total liabilities	(15,181)	[6]	(12,411)	[6]
Netting | Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative assets	(15,827)	[6],[7]	(12,680)	[6]
Netting | Operations
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Total assets	(15,827)	[6]
Total liabilities	(15,181)	[6]
Netting | Trading Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Derivative liabilities	(15,181)	[6],[7]	(12,411)	[6]
Available-for-sale
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	62,652		51,632
Available-for-sale | U.S. Treasury
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	12,609		6,378
Available-for-sale | U.S. Government Agencies
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,005		1,260
Available-for-sale | Sovereign Debt
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	8,549	[8]
Available-for-sale | State And Political Subdivisions
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	508		520
Available-for-sale | Agency RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	19,727		18,455
Available-for-sale | Alt-A RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	470	[8]	537
Available-for-sale | Prime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,227	[8]	1,512
Available-for-sale | Subprime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	508	[8]	447
Available-for-sale | Other RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,331		1,770
Available-for-sale | Commercial MBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,639		2,590
Available-for-sale | Asset-backed CLOs
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	249		389
Available-for-sale | Other Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	539		836
Available-for-sale | Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	47	[3]	1,321	[3]
Available-for-sale | Money Market Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,538
Available-for-sale | Other Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	3,342	[3]	11,457	[3]
Available-for-sale | Foreign Covered Bonds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,868	[8]
Available-for-sale | Grantor Trust Alt-A RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	2,513	[5],[8]
Available-for-sale | Grantor Trust Prime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	1,825	[5],[8]
Available-for-sale | Grantor Trust Subprime RMBS
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale	158	[5],[8]
Available-for-sale | Grantor Trust Class B Certificates
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Available-for-sale			4,160
Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	2,340	[4]	1,439	[4]
Derivative assets	3,936		4,562
Operations
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Total assets	70,009
Total liabilities	7,770
Asset Management Funds
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Trading assets	14,121
Other assets	645
Total assets	14,766
Total trading liabilities	13,561
Other liabilities	2
Total liabilities	13,563
Trading Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis [Line Items]
Debt and equity instruments	1,726		1,194
Derivative liabilities	$ 5,185		$ 5,202

[1]	Includes private equity investments, seed capital and derivatives in designated hedging relationships.
[2]	Includes the fair value adjustment for certain unfunded lending-related commitments and derivatives in designated hedging relationships and support agreements.
[3]	Includes seed capital and certain interests in securitizations.
[4]	Includes loans classified as trading assets and certain interests in securitizations.
[5]	Previously included in the Grantor Trust.
[6]	ASC 815 permits the netting of derivative receivables and derivative payables under legally enforceable master netting agreements and permits the netting of cash collateral.
[7]	Netting cannot be disaggregated by product.
[8]	At Dec. 31, 2010, the German foreign covered bonds were considered Level 1 in the valuation hierarchy. All other assets in the table above are considered Level 2 assets in the valuation hierarchy.

Details Of Certain Items Measured At Fair Value On A Recurring Basis (Detail) (Available-for-sale, USD $) In Millions, unless otherwise specified	Dec. 31, 2010		Dec. 31, 2009
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	$ 62,652		$ 51,632
Sovereign Debt
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	8,549	[1]
Sovereign Debt | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Sovereign Debt | Ratings, AAA/AA- | Germany
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Sovereign Debt | Ratings, AAA/AA- | United Kingdom
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Sovereign Debt | Ratings, AAA/AA- | Netherlands
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Sovereign Debt | Ratings, AAA/AA- | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	93.00%
Sovereign Debt | Ratings, AAA/AA- | France
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Sovereign Debt | Ratings, A+/A- | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	6.00%
Sovereign Debt | Ratings, BB+ and lower | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	1.00%
Sovereign Debt | Germany
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	3,065	[1]
Sovereign Debt | United Kingdom
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	3,214	[1]
Sovereign Debt | Netherlands
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	396	[1]
Sovereign Debt | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	29	[1]
Sovereign Debt | France
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	1,845	[1]
Alt-A RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	470	[1]	537
Alt-A RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	11.00%
Alt-A RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	70.00%
Alt-A RMBS | Ratings, A+/A-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	4.00%
Alt-A RMBS | Ratings, A+/A- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	25.00%
Alt-A RMBS | Ratings, BBB+/BBB-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	1.00%
Alt-A RMBS | Ratings, BBB+/BBB- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	5.00%
Alt-A RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	84.00%
Alt-A RMBS | Ratings, BB+ and lower | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Alt-A RMBS | Ratings, BB+ and lower | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Alt-A RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Alt-A RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	1	[1]
Alt-A RMBS | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	186	[1]
Alt-A RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	209	[1]
Alt-A RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	74	[1]
Prime RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	1,227	[1]	1,512
Prime RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	52.00%
Prime RMBS | Ratings, AAA/AA- | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	50.00%
Prime RMBS | Ratings, AAA/AA- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	39.00%
Prime RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	79.00%
Prime RMBS | Ratings, A+/A-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	16.00%
Prime RMBS | Ratings, A+/A- | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	28.00%
Prime RMBS | Ratings, A+/A- | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	39.00%
Prime RMBS | Ratings, A+/A- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	12.00%
Prime RMBS | Ratings, BBB+/BBB-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	8.00%
Prime RMBS | Ratings, BBB+/BBB- | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	7.00%
Prime RMBS | Ratings, BBB+/BBB- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	14.00%
Prime RMBS | Ratings, BBB+/BBB- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	6.00%
Prime RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	24.00%
Prime RMBS | Ratings, BB+ and lower | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	15.00%
Prime RMBS | Ratings, BB+ and lower | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	61.00%
Prime RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	47.00%
Prime RMBS | Ratings, BB+ and lower | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	3.00%
Prime RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	254	[1]
Prime RMBS | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	166	[1]
Prime RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	310	[1]
Prime RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	497	[1]
Subprime RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	508	[1]	447
Subprime RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	64.00%
Subprime RMBS | Ratings, AAA/AA- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	25.00%
Subprime RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	74.00%
Subprime RMBS | Ratings, A+/A-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	13.00%
Subprime RMBS | Ratings, A+/A- | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	8.00%
Subprime RMBS | Ratings, A+/A- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	12.00%
Subprime RMBS | Ratings, A+/A- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	13.00%
Subprime RMBS | Ratings, BBB+/BBB-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	7.00%
Subprime RMBS | Ratings, BBB+/BBB- | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	92.00%
Subprime RMBS | Ratings, BBB+/BBB- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	12.00%
Subprime RMBS | Ratings, BBB+/BBB- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	5.00%
Subprime RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	16.00%
Subprime RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	51.00%
Subprime RMBS | Ratings, BB+ and lower | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	8.00%
Subprime RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	5	[1]
Subprime RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	97	[1]
Subprime RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	406	[1]
European Floating Rate Notes
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	1,907	[1]
European Floating Rate Notes | United Kingdom
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	848	[1]
European Floating Rate Notes | Netherlands
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	150	[1]
European Floating Rate Notes | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	909	[1]
Commercial MBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	2,639		2,590
Commercial MBS | Ratings, AAA/AA- | Domestic
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	92.00%
Commercial MBS | Ratings, AAA/AA- | Domestic | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	83.00%
Commercial MBS | Ratings, AAA/AA- | Domestic | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	90.00%
Commercial MBS | Ratings, AAA/AA- | Domestic | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Commercial MBS | Ratings, AAA/AA- | Domestic | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Commercial MBS | Ratings, A+/A- | Domestic
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	5.00%
Commercial MBS | Ratings, A+/A- | Domestic | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	8.00%
Commercial MBS | Ratings, A+/A- | Domestic | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	10.00%
Commercial MBS | Ratings, BBB+/BBB- | Domestic
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	3.00%
Commercial MBS | Ratings, BBB+/BBB- | Domestic | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	9.00%
Commercial MBS | Domestic
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	2,284	[1]
Commercial MBS | Domestic | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	685	[1]
Commercial MBS | Domestic | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	582	[1]
Commercial MBS | Domestic | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	489	[1]
Commercial MBS | Domestic | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	528	[1]
Foreign Covered Bonds
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	2,868	[1]
Foreign Covered Bonds | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Foreign Covered Bonds | Ratings, AAA/AA- | Germany
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	99.00%
Foreign Covered Bonds | Ratings, AAA/AA- | Canada
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%
Foreign Covered Bonds | Ratings, A+/A- | Germany
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	1.00%
Foreign Covered Bonds | Germany
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	2,260	[1]
Foreign Covered Bonds | Canada
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	608	[1]
Grantor Trust Alt-A RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	2,513	[1],[2]
Grantor Trust Alt-A RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	3.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, AAA/AA- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	2.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	22.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, A+/A-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	4.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, A+/A- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	46.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BBB+/BBB-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	3.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BBB+/BBB- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	4.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BBB+/BBB- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	19.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	90.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BB+ and lower | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BB+ and lower | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	94.00%	[2]
Grantor Trust Alt-A RMBS | Ratings, BB+ and lower | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	13.00%	[2]
Grantor Trust Alt-A RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	792	[1],[2]
Grantor Trust Alt-A RMBS | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	660	[1],[2]
Grantor Trust Alt-A RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	820	[1],[2]
Grantor Trust Alt-A RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	241	[1],[2]
Grantor Trust Prime RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	1,825	[1],[2]
Grantor Trust Prime RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	2.00%	[2]
Grantor Trust Prime RMBS | Ratings, AAA/AA- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	2.00%	[2]
Grantor Trust Prime RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	49.00%	[2]
Grantor Trust Prime RMBS | Ratings, A+/A-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	3.00%	[2]
Grantor Trust Prime RMBS | Ratings, A+/A- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	5.00%	[2]
Grantor Trust Prime RMBS | Ratings, A+/A- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	47.00%	[2]
Grantor Trust Prime RMBS | Ratings, BBB+/BBB- | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	1.00%	[2]
Grantor Trust Prime RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	95.00%	[2]
Grantor Trust Prime RMBS | Ratings, BB+ and lower | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Prime RMBS | Ratings, BB+ and lower | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Prime RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	92.00%	[2]
Grantor Trust Prime RMBS | Ratings, BB+ and lower | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	4.00%	[2]
Grantor Trust Prime RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	679	[1],[2]
Grantor Trust Prime RMBS | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	431	[1],[2]
Grantor Trust Prime RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	672	[1],[2]
Grantor Trust Prime RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	43	[1],[2]
Grantor Trust Subprime RMBS
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	158	[1],[2]
Grantor Trust Subprime RMBS | Ratings, AAA/AA-
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	14.00%	[2]
Grantor Trust Subprime RMBS | Ratings, AAA/AA- | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	53.00%	[2]
Grantor Trust Subprime RMBS | Ratings, BB+ and lower
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	86.00%	[2]
Grantor Trust Subprime RMBS | Ratings, BB+ and lower | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Subprime RMBS | Ratings, BB+ and lower | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Subprime RMBS | Ratings, BB+ and lower | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	100.00%	[2]
Grantor Trust Subprime RMBS | Ratings, BB+ and lower | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	47.00%	[2]
Grantor Trust Subprime RMBS | 2007
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	15	[1],[2]
Grantor Trust Subprime RMBS | 2006
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	89	[1],[2]
Grantor Trust Subprime RMBS | 2005
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	13	[1],[2]
Grantor Trust Subprime RMBS | 2004 and earlier
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Available-for-sale	$ 41	[1],[2]
Ratings, AAA/AA- | European Floating Rate Notes
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	85.00%
Ratings, AAA/AA- | European Floating Rate Notes | United Kingdom
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	99.00%
Ratings, AAA/AA- | European Floating Rate Notes | Netherlands
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	78.00%
Ratings, AAA/AA- | European Floating Rate Notes | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	73.00%
Ratings, A+/A- | European Floating Rate Notes
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	15.00%
Ratings, A+/A- | European Floating Rate Notes | United Kingdom
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	1.00%
Ratings, A+/A- | European Floating Rate Notes | Netherlands
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	22.00%
Ratings, A+/A- | European Floating Rate Notes | Other
Fair Value, Assets Measured on Recurring Basis, Financial Statement Captions [Line Items]
Percentage of fair value	27.00%

[1]	At Dec. 31, 2010, the German foreign covered bonds were considered Level 1 in the valuation hierarchy. All other assets in the table above are considered Level 2 assets in the valuation hierarchy.
[2]	Previously included in the Grantor Trust.

Fair Value Measurements Using Significant Unobservable Inputs (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009
Available-for-sale
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	$ 56		$ 409
Total realized/unrealized gains/(losses) recorded in Income	3	[1]	(175)	[1]
Total realized/unrealized gains/(losses) recorded in Comprehensive income			56	[1]
Purchases, issuances and settlements, net	8		(18)
Transfers in/(out) of Level 3	1		(216)
Ending Balance	68		56
Change in unrealized gains and (losses) related to instruments held at the end of the period	3
Available-for-sale | Asset-backed CLOs
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	6		22
Total realized/unrealized gains/(losses) recorded in Income			(76)
Total realized/unrealized gains/(losses) recorded in Comprehensive income			60
Transfers in/(out) of Level 3	(6)
Ending Balance			6
Available-for-sale | State And Political Subdivisions
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Total realized/unrealized gains/(losses) recorded in Income	1
Transfers in/(out) of Level 3	9
Ending Balance	10
Change in unrealized gains and (losses) related to instruments held at the end of the period	1
Available-for-sale | Other Debt Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	50		357
Total realized/unrealized gains/(losses) recorded in Income	2		(99)
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(7)
Purchases, issuances and settlements, net	8		(19)
Transfers in/(out) of Level 3	(2)		(182)
Ending Balance	58		50
Change in unrealized gains and (losses) related to instruments held at the end of the period	2
Available-for-sale | Other Asset-backed Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance			17
Total realized/unrealized gains/(losses) recorded in Comprehensive income			1
Transfers in/(out) of Level 3			(18)
Available-for-sale | Equity Securities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance			13
Total realized/unrealized gains/(losses) recorded in Comprehensive income			2
Purchases, issuances and settlements, net			1
Transfers in/(out) of Level 3			(16)
Trading Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	316		103
Total realized/unrealized gains/(losses) recorded in Income	(45)	[2]	72	[2]
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(6)
Purchases, issuances and settlements, net	5		(21)
Transfers in/(out) of Level 3	(125)		168
Ending Balance	151		316
Change in unrealized gains and (losses) related to instruments held at the end of the period	28		(13)
Trading Assets | Debt and equity instruments
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	170		20
Total realized/unrealized gains/(losses) recorded in Income	(1)		21
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(2)
Purchases, issuances and settlements, net	3		(20)
Transfers in/(out) of Level 3	(140)		151
Ending Balance	32		170
Change in unrealized gains and (losses) related to instruments held at the end of the period			3
Trading Assets | Derivative assets
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	146		83
Total realized/unrealized gains/(losses) recorded in Income	(44)		51
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(4)
Purchases, issuances and settlements, net	2		(1)
Transfers in/(out) of Level 3	15		17
Ending Balance	119		146
Change in unrealized gains and (losses) related to instruments held at the end of the period	28		(16)
Loans
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	25
Total realized/unrealized gains/(losses) recorded in Income	2		(1)
Purchases, issuances and settlements, net	(18)		(5)
Transfers in/(out) of Level 3	(3)		31
Ending Balance	6		25
Change in unrealized gains and (losses) related to instruments held at the end of the period			(1)
Other Assets
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	164		200
Total realized/unrealized gains/(losses) recorded in Income	13	[3]	(40)	[3]
Purchases, issuances and settlements, net	(4)		11
Transfers in/(out) of Level 3	(60)		(7)
Ending Balance	113		164
Assets, Total
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	561		712
Total realized/unrealized gains/(losses) recorded in Income	(27)		(144)
Total realized/unrealized gains/(losses) recorded in Comprehensive income			50
Purchases, issuances and settlements, net	(9)		(33)
Transfers in/(out) of Level 3	(187)		(24)
Ending Balance	338		561
Change in unrealized gains and (losses) related to instruments held at the end of the period	31		(14)
Trading Liabilities | Debt and equity instruments
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Purchases, issuances and settlements, net	(6)
Ending Balance	(6)
Trading Liabilities | Derivative liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	(92)		(149)
Total realized/unrealized gains/(losses) recorded in Income	(57)	[2]	56	[2]
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(3)
Purchases, issuances and settlements, net	(24)
Transfers in/(out) of Level 3	2		4
Ending Balance	(171)		(92)
Change in unrealized gains and (losses) related to instruments held at the end of the period	(122)		(21)
Other Liabilities
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	(3)
Total realized/unrealized gains/(losses) recorded in Income	1	[3]	(6)	[3]
Transfers in/(out) of Level 3			3
Ending Balance	(2)		(3)
Change in unrealized gains and (losses) related to instruments held at the end of the period			(2)
Liabilities, Total
Fair Value, Assets and Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation [Line Items]
Beginning Balance	(95)		(149)
Total realized/unrealized gains/(losses) recorded in Income	(56)		50
Total realized/unrealized gains/(losses) recorded in Comprehensive income			(3)
Purchases, issuances and settlements, net	(30)
Transfers in/(out) of Level 3	2		7
Ending Balance	(179)		(95)
Change in unrealized gains and (losses) related to instruments held at the end of the period	$ (122)		$ (23)

[1]	Realized gains (losses) are reported in securities gains (losses). Unrealized gains (losses) are reported in accumulated other comprehensive income (loss) except for the credit portion of OTTI losses which are recorded in securities gains (losses).
[2]	Reported in foreign exchange and other trading revenue.
[3]	Reported in foreign exchange and other trading revenue, except for derivatives in designated hedging relationships which are recorded in interest revenue and interest expense.

Assets Measured at Fair Value on a Nonrecurring Basis (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	$ 247		$ 393
Level 2
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	194		302
Level 2 | Loans
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	188	[1]	298	[1]
Level 2 | Other Assets
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	6	[2]	4	[2]
Level 3
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	53		91
Level 3 | Loans
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	53	[1]	91	[1]
Loans
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	241	[1]	389	[1]
Other Assets
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Total assets at fair value on a nonrecurring basis	$ 6	[2]	$ 4	[2]

[1]	During the years ended Dec. 31, 2010 and 2009, the fair value of these loans was reduced $15 million and $18 million, based on the fair value of the underlying collateral as allowed by ASC 310, Accounting by Creditors for Impairment of a loan, with an offset to the allowance for credit losses.
[2]	Other assets received in satisfaction of debt. The fair value of these assets was reduced by $1 million in 2010 and less than $1 million in 2009, based on the fair value of the underlying collateral with an offset in other revenue.

Assets Measured at Fair Value on a Nonrecurring Basis (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Reduction in fair value of loans based on the fair value of the underlying collateral as allowed by ASC 310	$ 15	$ 18
Reduction in fair value of other assets based on the fair value of the underlying collateral	1
Upper Limit
Fair Value, Assets and Liabilities Measured on Nonrecurring Basis, Financial Statement Captions [Line Items]
Reduction in fair value of other assets based on the fair value of the underlying collateral		$ 1

Fair Value Option, Assets of Consolidated Asset Management Funds at Fair Value (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Assets and Liabilities [Line Items]
Other assets	$ 18,790	$ 16,737
Total assets	247,259	212,224
Total liabilities	214,102	183,221
Asset Management Funds
Fair Value, Assets and Liabilities [Line Items]
Trading assets	14,121
Other assets	645
Total assets	14,766
Trading liabilities	13,561
Other liabilities	2
Total liabilities	13,563
Non-redeemable noncontrolling interests	$ 699

Fair value option - Additional Information (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term debt, carrying amount	$ 240
Fair market value of unfunded lending-related commitments for which the fair value option was elected, included in other liabilities	1	1
Operations
Fair Value, Option, Quantitative Disclosures [Line Items]
Long-term debt, fair value	269
Fair Value, Option, Disclosures Related to Election, Items Existing at Effective Date, Fair Value at Effective Date
Fair Value, Option, Quantitative Disclosures [Line Items]
Amount of unfunded lending-related commitments for which the fair value option was elected	$ 118

Fair Value Option - Changes in Fair Value Included in Foreign Exchange and Other Trading Activities (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2009 Loans	Dec. 31, 2010 Long-term Debt
Fair Value, Option, Quantitative Disclosures [Line Items]
Changes in fair value under the fair value option election	$ 3	$ (29)	[1]

[1]	The change in fair value of the long-term debt is approximately offset by an economic hedge included in trading.

Off-Balance Sheet Risks Significant Industry Concentrations (Detail) (USD $) In Billions	Dec. 31, 2010
Financial Institutions
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	$ 9.3
Unfunded commitments	15.8
Total exposure	25.1
Financial Institutions | Securities Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	3.9
Unfunded commitments	2.3
Total exposure	6.2
Financial Institutions | Banks Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	4.2
Unfunded commitments	2.2
Total exposure	6.4
Financial Institutions | Insurance Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.1
Unfunded commitments	5
Total exposure	5.1
Financial Institutions | Asset Management Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.8
Unfunded commitments	2.4
Total exposure	3.2
Financial Institutions | Government Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.2
Unfunded commitments	2.1
Total exposure	2.3
Financial Institutions | Other Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.1
Unfunded commitments	1.8
Total exposure	1.9
Commercial Portfolio
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	1.6
Unfunded commitments	18.8
Total exposure	20.4
Commercial Portfolio | Services and Other Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.7
Unfunded commitments	5.9
Total exposure	6.6
Commercial Portfolio | Manufacturing
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.4
Unfunded commitments	5.9
Total exposure	6.3
Commercial Portfolio | Utilities and Energy
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.3
Unfunded commitments	5.4
Total exposure	5.7
Commercial Portfolio | Media and Telecom Industry
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Loans	0.2
Unfunded commitments	1.6
Total exposure	$ 1.8

Summary of Off-Balance Sheet Credit Transactions, Net of Participations (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Lending commitments
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Potential exposure of off-balance sheet credit risks	$ 29,100	[1]	$ 32,454	[1]
Standby letters of credit
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Potential exposure of off-balance sheet credit risks	8,483	[2]	11,359	[2]
Commercial letters of credit
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Potential exposure of off-balance sheet credit risks	512		789
Securities lending indemnifications
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Potential exposure of off-balance sheet credit risks	278,069		247,560
Support agreements
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Potential exposure of off-balance sheet credit risks	$ 116		$ 86

[1]	Net of participations totaling $423 million at Dec. 31, 2010 and $541 million at Dec. 31, 2009.
[2]	Net of participations totaling $1.7 billion at Dec. 31, 2010 and $2.2 billion at Dec. 31, 2009.

Summary of Off-Balance Sheet Credit Transactions, Net of Participations (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Lending commitments
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Off-balance sheet credit risks participations	$ 423	$ 541
Standby letters of credit
Fair Value, Off-balance Sheet Risks, Disclosure Information [Line Items]
Off-balance sheet credit risks participations	$ 1,700	$ 2,200

Commitments and contingent liabilities - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008	Jan. 18, 2008
Commitments and Contingencies Disclosure [Line Items]
Lending commitment maturing in less than one year	$ 10,500,000,000
Lending commitment maturing in one to five years	18,300,000,000
Lending commitment maturing over five years	300,000,000
SBLCs collateralized with cash and securities	628,000,000		1,000,000,000
SBLCs expiring within one year	6,100,000,000
SBLCs expiring within one to five years	2,400,000,000
Allowance for lending related commitments	73,000,000		125,000,000
Maximum maturities of prearranged contract for a securities lending transaction (in days)	90		90
Cash and U.S. government securities collateralization percentage generally required for a securities lending transaction with indemnification against broker default	102.00%		102.00%
Securities lending indemnifications, secured amount of collateral	285,000,000,000		254,000,000,000
Customer balances maintained in an agency capacity and not reflected on BNY Mellon's balance sheets	275,000,000		1,400,000,000
Custody cash on deposit at other institutions as a result of GIS acquisition	6,800,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2011	311,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2012	284,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2013	266,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2014	225,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2015	202,000,000
Future minimum rental commitments under noncancelable operating leases, net of related sublease revenue for 2016 through 2030	937,000,000
Legal proceedings loss contingency, range of possible loss, minimum	200,000,000
Legal proceedings loss contingency, range of possible loss, maximum	500,000,000
Number of cases regarding customer losses in the securities lending program seeking to proceed as a class action	2
The total amount of disputed tax assessments for the life of a transaction, covering the period from 2001 - 2006 related to foreign tax credits	900,000,000
Net rent expense for premises and equipment	314,000,000		327,000,000		362,000,000
Bank filed a proof of claim on Jan. 18, 2008 in the Chapter 11 bankruptcy of Sentinel Management Group, Inc. (Sentinel), seeking to recover approximate amount loaned to Sentinel						312,000,000
Number of institutional customers filing lawsuits regarding the sale of Auction Rate Securities to them			2
Number of customers filing an arbitration proceeding in the auction rate securities matter					1
Claim for rescission of auction rate securities transactions	68,000,000
Claim for damages related to the sale of auction rate securities	20,000,000
Agency cross trading matter, SEC sanction	24,000,000
Settlement announcement date by the SEC of the agency cross trading matter	Jan 14, 2011
Standby letters of credit
Commitments and Contingencies Disclosure [Line Items]
Potential exposure of off-balance sheet credit risks	8,483,000,000	[1]	11,359,000,000	[1]
Commercial letters of credit
Commitments and Contingencies Disclosure [Line Items]
Potential exposure of off-balance sheet credit risks	512,000,000		789,000,000
Securities lending indemnifications
Commitments and Contingencies Disclosure [Line Items]
Potential exposure of off-balance sheet credit risks	278,069,000,000		247,560,000,000
Fee revenue from securities lending transactions	150,000,000		259,000,000
Support agreements
Commitments and Contingencies Disclosure [Line Items]
Potential exposure of off-balance sheet credit risks	$ 116,000,000		$ 86,000,000
Germany
Commitments and Contingencies Disclosure [Line Items]
Number of lawsuits filed in Germany related to options transactions on behalf of German broker-dealer clients	100

[1]	Net of participations totaling $1.7 billion at Dec. 31, 2010 and $2.2 billion at Dec. 31, 2009.

Standby Letters of Credits (SBLCs) by Investment Grade (Detail) (Standby letters of credit)	Dec. 31, 2010	Dec. 31, 2009
Investment grade
Concentration Risk [Line Items]
Standby letters of credit	89.00%	83.00%
Noninvestment grade
Concentration Risk [Line Items]
Standby letters of credit	11.00%	17.00%

Derivative instruments - Additional Information (Detail) (USD $)	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Counterparty default losses (year ended)	$ 39,000,000	$ 4,000,000
Non-derivative financial instruments designated as hedges of net investments in foreign subsidiaries were all long-term liabilities of BNY Mellon in various currencies	853,000,000
Value-at-risk methodology assumed holding period for instruments (in days)	1
Value-at-risk methodology confidence level percentage	99.00%
Additional collateral the Company would have to post for existing collateral arrangements, if the company's debt rating had fallen below investment grade	971,000,000
Upper Limit | Cash Flow Hedging | Foreign Exchange Contract
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Amount of (pre-tax) losses recorded in other comprehensive income expected to be reclassified to income or expense over the next twelve months	1,000,000
Upper Limit | Cash Flow Hedging | Foreign Exchange Contract | Fair Value Hedge
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Amount of (pre-tax) losses recorded in other comprehensive income expected to be reclassified to income over the next ten months	1,000,000
Cash Flow Hedging | Foreign Exchange Contract
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedging derivatives, original maturities, maximum (in months)	12
Amout of hedged forecasted foreign currency transactions and linked FX forward hedges	270,000,000
Cash Flow Hedging | Foreign Exchange Contract | Fair Value Hedge
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedging derivatives, original maturities, maximum (in months)	10
Hedged financial instruments, notional amount of derivative	6,800,000,000
Net Investment Hedging | Foreign Exchange Contract
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedging derivatives, original maturities, maximum (in months)	24
Hedged financial instruments, notional amount of derivative	4,800,000,000
Securities Held-for-sale | Interest Rate Swap
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Weighted average life, maximum (in years)	10
Hedged instrument, callable (in months) prior to maturity	6
Hedge, callable (in months) prior to maturity	6
Hedged financial instruments, notional amount of derivative	2,200,000,000
Deposits | Interest Rate Swap
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedged financial instruments, notional amount of derivative	25,000,000
Original maturities, minimum (in years, FX in months) of hedged instruments	5
Original maturities, maximum (in years, FX in months) of hedged instruments	11
Long-term Debt | Interest Rate Swap
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedged financial instruments, notional amount of derivative	11,800,000,000
Original maturities, minimum (in years, FX in months) of hedged instruments	5
Original maturities, maximum (in years, FX in months) of hedged instruments	30
Foreign Exchange Contract
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Notional amount of derivatives that will mature within one year	313,000,000,000
Notional amount of derivatives that will mature between one and five years	7,000,000,000
Notional amount of derivatives that will mature after 5 years	7,000,000,000
Interest Rate Contract
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Notional amount of derivatives that will mature within one year	399,000,000,000
Notional amount of derivatives that will mature between one and five years	442,000,000,000
Notional amount of derivatives that will mature after 5 years	264,000,000,000
Securities Held-for-sale
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedged financial instruments	2,200,000,000
Hedged financial instruments, notional amount of derivative	2,168,000,000	211,000,000
Deposits
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedged financial instruments	25,000,000
Hedged financial instruments, notional amount of derivative	25,000,000	25,000,000
Long-term Debt
Derivative Instruments and Hedging Activities Disclosure [Line Items]
Hedged financial instruments	11,800,000,000
Hedged financial instruments, notional amount of derivative	$ 11,774,000,000	$ 11,599,000,000

Ineffectiveness Related to Derivatives and Hedging Relationships Recorded in Income (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	$ 3.5		$ 2.3		$ 28.5
Loans
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	0.1		(0.1)		0.2
Securities Investment
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	(4.2)		0.1		(0.1)
Deposits and long term debt
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	7.7		2.2		28.4
Cash Flow Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	0.1				(0.1)
Other
Derivative Instruments, Gain (Loss) [Line Items]
Ineffectiveness related to derivatives and hedging relationships	$ (0.2)	[1]	$ 0.1	[1]	$ 0.1	[1]

[1]	Includes ineffectiveness recorded on foreign exchange hedges.

Impact of Derivative Instruments on the Balance Sheet (Detail) (USD $) In Millions	Dec. 31, 2010		Dec. 31, 2009
Asset Derivatives
Asset Derivatives designated as hedging instruments	$ 709	[1],[2]	$ 408	[1],[2]
Asset Derivatives not designated as hedging instruments	19,763	[1],[3]	17,242	[1],[3]
Total derivatives fair value	20,472	[1],[4]	17,650	[1],[4]
Effect of master netting agreements	(15,827)	[1]	(12,680)	[1]
Fair value after effect of master netting agreements	4,645	[1]	4,970	[1]
Liability Derivatives
Liability Derivatives designated as hedging instruments	149	[1],[2]	203	[1],[2]
Liability Derivatives not designated as hedging instruments	20,366	[1],[3]	17,613	[1],[3]
Total derivatives fair value	20,515	[1],[4]	17,816	[1],[4]
Effect of master netting agreements	(15,181)	[1]	(12,411)	[1]
Fair value after effect of master netting agreements	5,334	[1]	5,405	[1]
Interest Rate Contract
Notional Value
Derivatives designated as hedging instruments	13,967	[2]	11,836	[2]
Derivatives not designated as hedging instruments	1,090,718	[3]	1,030,847	[3]
Asset Derivatives
Asset Derivatives designated as hedging instruments	707	[1],[2]	408	[1],[2]
Asset Derivatives not designated as hedging instruments	15,651	[1],[3]	13,620	[1],[3]
Liability Derivatives
Liability Derivatives designated as hedging instruments	33	[1],[2]	106	[1],[2]
Liability Derivatives not designated as hedging instruments	16,275	[1],[3]	14,084	[1],[3]
Foreign Exchange Contract
Notional Value
Derivatives designated as hedging instruments	11,816	[2]	3,645	[2]
Derivatives not designated as hedging instruments	315,050	[3]	259,402	[3]
Asset Derivatives
Asset Derivatives designated as hedging instruments	2	[1],[2]
Asset Derivatives not designated as hedging instruments	3,661	[1],[3]	3,136	[1],[3]
Liability Derivatives
Liability Derivatives designated as hedging instruments	116	[1],[2]	97	[1],[2]
Liability Derivatives not designated as hedging instruments	3,707	[1],[3]	2,953	[1],[3]
Equity Contract
Notional Value
Derivatives not designated as hedging instruments	6,905	[3]	7,710	[3]
Asset Derivatives
Asset Derivatives not designated as hedging instruments	449	[1],[3]	483	[1],[3]
Liability Derivatives
Liability Derivatives not designated as hedging instruments	380	[1],[3]	570	[1],[3]
Credit Risk Contract
Notional Value
Derivatives not designated as hedging instruments	681	[3]	806	[3]
Asset Derivatives
Asset Derivatives not designated as hedging instruments	2	[1],[3]	3	[1],[3]
Liability Derivatives
Liability Derivatives not designated as hedging instruments	$ 4	[1],[3]	$ 6	[1],[3]

[1]	Derivative financial instruments are reported net of cash collateral received and paid of $889 million and $243 million, respectively at Dec. 31, 2010 and $429 million and $160 million, respectively at Dec. 31, 2009.
[2]	The fair value of asset derivatives and liability derivatives designated as hedging instruments is recorded as other assets and other liabilities, respectively, on the balance sheet.
[3]	The fair value of asset derivatives and liability derivatives not designated as hedging instruments is recorded as trading assets and trading liabilities, respectively, on the balance sheet.
[4]	Fair values are on a gross basis, before consideration of master netting agreements, as required by ASC 815.

Impact of Derivative Instruments on the Balance Sheet (Parenthetical) (Detail) (USD $) In Millions	Dec. 31, 2010	Dec. 31, 2009
Derivatives, Fair Value [Line Items]
Derivative financial instruments, cash collateral received	$ 889	$ 243
Derivative financial instruments, cash collateral paid	$ 429	$ 160

Impact of Derivative Instruments on the Income Statement (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Fair Value Hedging | Interest Rate Contract | Net Interest Revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in income on derivatives	$ 370	$ (406)
Amount of gain (loss) recognized in hedged item	(366)	408
Cash Flow Hedging
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in OCI on derivative (effective portion)	(142)	(1)
Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)	(142)	32
Cash Flow Hedging | Interest Rate Contract | Net Interest Revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)		26
Cash Flow Hedging | Foreign Exchange Contract | Net Interest Revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in OCI on derivative (effective portion)	(7)
Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)	(6)
Cash Flow Hedging | Foreign Exchange Contract | Other Revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in OCI on derivative (effective portion)	(134)	(1)
Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)	(135)	6
Cash Flow Hedging | Foreign Exchange Contract | Salary Expense
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in OCI on derivative (effective portion)	(1)
Amount of gain (loss) reclassified from accumulated OCI into income (effective portion)	(1)
Net Investment Hedging | Foreign Exchange Contract
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in OCI on derivative (effective portion)	(52)	(298)
Net Investment Hedging | Foreign Exchange Contract | Other Revenue
Derivative Instruments, Gain (Loss) [Line Items]
Amount of gain (loss) recognized in income on derivatives (ineffectiveness portion and amount excluded from effectiveness testing)	$ (0.2)	$ 0.1

Revenue from Foreign Exchange and Other Trading Activities (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Trading Activity, Gains and Losses, Net [Line Items]
Foreign exchange and other trading revenue	$ 886		$ 1,036		$ 1,462
Foreign Exchange
Trading Activity, Gains and Losses, Net [Line Items]
Foreign exchange and other trading revenue	787		850		1,197
Fixed income
Trading Activity, Gains and Losses, Net [Line Items]
Foreign exchange and other trading revenue	80		242		147
Credit derivatives
Trading Activity, Gains and Losses, Net [Line Items]
Foreign exchange and other trading revenue	(7)	[1]	(84)	[1]	30	[1]
Other Trading
Trading Activity, Gains and Losses, Net [Line Items]
Foreign exchange and other trading revenue	$ 26		$ 28		$ 88

[1]	Used as economic hedges of loans.

Fair Value of Derivative Contracts Falling Under Close-Out Agreements that were in a Net Liability Position (Detail) (USD $) In Millions	Dec. 31, 2010
Moody's, A3 Rating
Credit Derivatives [Line Items]
Potential close-out exposures (fair value)	$ 442	[1]
Moody's, Baa2 Rating
Credit Derivatives [Line Items]
Potential close-out exposures (fair value)	915	[1]
Moody's, Ba1 Rating
Credit Derivatives [Line Items]
Potential close-out exposures (fair value)	$ 1,548	[1]

[1]	The change between rating categories is incremental, not cumulative.

Review of businesses - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenue	$ 13,816	$ 7,654	$ 13,573
International Operations UK Domicile
Entity-Wide Disclosure on Geographic Areas, Revenue from External Customers Attributed to Individual Foreign Countries [Line Items]
Revenue	$ 2,100	$ 1,600	$ 2,000
Percentage of total revenue	15.00%	21.00%	14.00%

Contribution of Segments to Overall Profitability (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Segment Reporting Information [Line Items]
Fee and other revenue	$ 10,891	[1]	$ 4,739		$ 10,714
Net interest revenue	2,925		2,915		2,859
Total revenue	13,816		7,654		13,573
Provision for credit losses	11		332		104
Noninterest expense	10,170		9,530		11,523
Income before taxes	3,635	[1]	(2,208)		1,946
Pre-tax operating margin	26.00%	[2]			14.00%	[2]
Average assets	237,436	[3]	209,939	[4]	207,516	[5]
Asset Management
Segment Reporting Information [Line Items]
Fee and other revenue	2,644	[1]	2,247		2,794
Net interest revenue	(1)		32		75
Total revenue	2,643		2,279		2,869
Noninterest expense	2,082		1,915		2,641
Income before taxes	561	[1]	364		228
Pre-tax operating margin	21.00%	[2]	16.00%	[2]	8.00%	[2]
Average assets	26,307		12,564		13,267
Wealth Management
Segment Reporting Information [Line Items]
Fee and other revenue	590		578		624
Net interest revenue	227		194		200
Total revenue	817		772		824
Provision for credit losses	2		1
Noninterest expense	611		583		639
Income before taxes	204		188		185
Pre-tax operating margin	25.00%	[2]	24.00%	[2]	23.00%	[2]
Average assets	10,618		9,276		10,044
Total Asset and Wealth Management Sector
Segment Reporting Information [Line Items]
Fee and other revenue	3,234		2,825		3,418
Net interest revenue	226		226		275
Total revenue	3,460		3,051		3,693
Provision for credit losses	2		1
Noninterest expense	2,693		2,498		3,280
Income before taxes	765		552		413
Pre-tax operating margin	22.00%	[2]	18.00%	[2]	11.00%	[2]
Average assets	36,925		21,840		23,311
Asset Servicing
Segment Reporting Information [Line Items]
Fee and other revenue	3,809		3,406		4,429
Net interest revenue	864		894		1,086
Total revenue	4,673		4,300		5,515
Noninterest expense	3,399		2,956		3,784
Income before taxes	1,274		1,344		1,731
Pre-tax operating margin	27.00%	[2]	31.00%	[2]	31.00%	[2]
Average assets	66,678		60,842		59,150
Issuer Services
Segment Reporting Information [Line Items]
Fee and other revenue	1,576		1,617		1,859
Net interest revenue	903		768		710
Total revenue	2,479		2,385		2,569
Noninterest expense	1,354		1,305		1,416
Income before taxes	1,125		1,080		1,153
Pre-tax operating margin	45.00%	[2]	45.00%	[2]	45.00%	[2]
Average assets	51,623		50,752		35,169
Clearing Services
Segment Reporting Information [Line Items]
Fee and other revenue	1,152		1,190		1,292
Net interest revenue	368		340		321
Total revenue	1,520		1,530		1,613
Noninterest expense	1,138		1,021		1,130
Income before taxes	382		509		483
Pre-tax operating margin	25.00%	[2]	33.00%	[2]	30.00%	[2]
Average assets	21,361		18,455		18,358
Treasury Services
Segment Reporting Information [Line Items]
Fee and other revenue	841		835		956
Net interest revenue	632		613		730
Total revenue	1,473		1,448		1,686
Noninterest expense	769		772		831
Income before taxes	704		676		855
Pre-tax operating margin	48.00%	[2]	47.00%	[2]	51.00%	[2]
Average assets	26,519		25,971		25,603
Total Institutional Services Sector
Segment Reporting Information [Line Items]
Fee and other revenue	7,378		7,048		8,536
Net interest revenue	2,767		2,615		2,847
Total revenue	10,145		9,663		11,383
Noninterest expense	6,660		6,054		7,161
Income before taxes	3,485		3,609		4,222
Pre-tax operating margin	34.00%	[2]	37.00%	[2]	37.00%	[2]
Average assets	166,181		156,020		138,280
Other Operating Segment
Segment Reporting Information [Line Items]
Fee and other revenue	279		(5,134)		(1,240)
Net interest revenue	(68)		74		(263)
Total revenue	211		(5,060)		(1,503)
Provision for credit losses	9		331		104
Noninterest expense	817		978		1,082
Income before taxes	(615)		(6,369)		(2,689)
Average assets	$ 34,330		$ 32,079		$ 45,925

[1]	Total fee and other revenue and income before taxes for 2010 includes income from consolidated asset management funds of $226 million net of income attributable to noncontrolling interests of $59 million. The net of these income statement line items of $167 million is included above in fee and other revenue.
[2]	Income before taxes divided by total revenue.
[3]	Including average assets of discontinued operations of $404 million for 2010, consolidated average assets were $237,840 million.
[4]	Including average assets of discontinued operations of $2,188 million in 2009, consolidated average assets were $212,127 million.
[5]	Including average assets of discontinued operations of $2,441 million in 2008, consolidated average assets were $209,957 million in 2008.

Contribution of Segments to Overall Profitability (Parenthetical) (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting Information [Line Items]
Net (income) loss attributable to noncontrolling interests	$ (63)	$ (1)	$ (24)
Average assets of discontinued operations	404	2,188	2,441
Consolidated average assets	237,480	212,127	209,957
Asset Management Funds
Segment Reporting Information [Line Items]
Income of consolidated asset management funds	226
Net (income) loss attributable to noncontrolling interests	59
Asset management fees and other revenue	$ 167

Foreign Revenue, Income before Income Taxes, Net Income and Assets from Foreign Operations (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010		Dec. 31, 2009		Dec. 31, 2008
Segment Reporting Information [Line Items]
Assets	$ 246,981	[1],[2]	$ 209,982	[1],[2]	$ 237,512	[2]
Revenue	13,875	[1]	7,654	[1]	13,573
Income (loss) from continuing operations before income taxes	3,694	[1]	(2,208)	[1]	1,946
Income (loss) from continuing operations	2,647	[1]	(813)	[1]	1,455
EMEA
Segment Reporting Information [Line Items]
Assets	72,629	[1],[2],[3]	58,011	[1],[2],[3]	49,037	[2],[3]
Revenue	3,497	[1],[3]	2,825	[1],[3],[4]	3,604	[3]
Income (loss) from continuing operations before income taxes	1,222	[1]	863	[1],[4]	1,176
Income (loss) from continuing operations	916	[1]	667	[1],[4]	859
APAC
Segment Reporting Information [Line Items]
Assets	8,806	[1],[2]	5,588	[1],[2]	3,527	[2]
Revenue	745	[1]	669	[1]	796
Income (loss) from continuing operations before income taxes	394	[1]	287	[1]	338
Income (loss) from continuing operations	295	[1]	222	[1]	247
Other
Segment Reporting Information [Line Items]
Assets	3,124	[1],[2]	1,375	[1],[2]	1,383	[2]
Revenue	735	[1]	578	[1]	607
Income (loss) from continuing operations before income taxes	348	[1]	257	[1]	292
Income (loss) from continuing operations	261	[1]	199	[1]	213
Foreign
Segment Reporting Information [Line Items]
Assets	84,559	[1],[2]	64,974	[1],[2]	53,947	[2]
Revenue	4,977	[1]	4,072	[1]	5,007
Income (loss) from continuing operations before income taxes	1,964	[1]	1,407	[1]	1,806
Income (loss) from continuing operations	1,472	[1]	1,088	[1]	1,319
Domestic
Segment Reporting Information [Line Items]
Assets	162,422	[1],[2]	145,008	[1],[2]	183,565	[2]
Revenue	8,898	[1]	3,582	[1]	8,566
Income (loss) from continuing operations before income taxes	1,730	[1]	(3,615)	[1]	140
Income (loss) from continuing operations	$ 1,175	[1]	$ (1,901)	[1],[5]	$ 136	[5]

[1]	Presented on a continuing operations basis.
[2]	Total assets include long-lived assets, which are not considered by management to be significant in relation to total assets. Long-lived assets are primarily located in the U.S.
[3]	Includes revenue of approximately $2.1 billion, $1.6 billion and $2.0 billion, and assets of approximately $44.7 billion, $43.0 billion and $27.1 billion, in 2010, 2009 and 2008, respectively, of international operations domiciled in the UK, which is 15%, 21% and 14% of total revenue and 18%, 20% and 11% of total assets, respectively.
[4]	In 2009, excludes the $269 million of investment securities losses on the European floating rate notes.
[5]	Domestic income from continuing operations in 2009 and 2008 was reduced by investment securities losses. Domestic income from continuing operations in 2008 was also reduced by the SILO/LILO charge and support agreement charges.

Foreign Revenue, Income before Income Taxes, Net Income and Assets from Foreign Operations (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Segment Reporting Information [Line Items]
Revenue	$ 13,816	$ 7,654	$ 13,573
Asset	247,259	212,224
European Floating Rate Notes
Segment Reporting Information [Line Items]
Securities losses		269
International Operations UK Domicile
Segment Reporting Information [Line Items]
Revenue	2,100	1,600	2,000
Asset	$ 44,700	$ 43,000	$ 27,100
Percentage of revenue	15.00%	21.00%	14.00%
Percentage of asset	18.00%	20.00%	11.00%

Noncash Investing and Financing Transactions that, appropriately, are not Reflected in the Consolidated Statement of Cash Flows (Detail) (USD $) In Millions	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Noncash investing and financing transactions
Transfers from loans to other assets for OREO	$ 11	$ 11	$ 12
Assets of consolidated VIEs	15,249
Liabilities of consolidated VIEs	13,949
Non-controlling interests of consolidated VIEs	699
Issuance of common stock for acquisitions		$ 85